                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number      811-03833

                         MainStay VP Series Fund, Inc.
               (Exact name of Registrant as specified in charter)

                     51 Madison Avenue, New York, NY 10010
           (Address of principal executive offices)        (Zip code)

                         Marguerite E.H. Morrison, Esq.
                             169 Lackawanna Avenue
                              Parsippany, NJ 07054
                    (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 576-7000

Date of fiscal year end:        12/31

Date of reporting period:       12/31/06

                                   FORM N-CSR

Item 1.   Reports to Stockholders.
                  [INSERT REPORT HERE]

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    NOT A PART OF THE
                    ANNUAL REPORT

A MESSAGE FROM
THE PRESIDENT

For stock and bond investors, 2006 was generally a positive year. Most major U.S. stock market indexes posted double-digit returns, and value stocks outperformed growth stocks at all capitalization levels. Of course, past performance is no guarantee of future results.

A healthy economy, lower unemployment, strong corporate profits and increased merger and acquisition activity all contributed to the stock market's positive results. International stocks benefited from ongoing economic expansion, low interest rates and favorable earnings trends. As a group, international stocks outpaced U.S. equities.

Although higher yields hurt bond prices, all major segments of the domestic bond market generated positive total returns. Emerging-market debt also provided strong performance, and domestic high-yield bonds advanced, despite tight spreads for most of the year.

The Federal Open Market Committee (FOMC), which had been tightening monetary policy since mid-2004, continued to do so at its January 2006 meeting. In February, Dr. Ben Bernanke succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board. Under the new leadership, the FOMC continued its incremental tightening policy at the next three meetings. The federal funds target rate reached 5.25% in June 2006 and stayed at that level for the remainder of the year.

The rate hikes in the first half of 2006 reflected inflation concerns, prompted in part by rising oil prices. Fortunately, oil prices peaked in July and moderated through the remainder of the year, allowing the FOMC to move to the sidelines and observe how the economy responded to earlier tightening moves.

Meanwhile, the housing market continued to cool, which shifted investors' attention from inflation risk to the possibility of a recession. This concern was reflected in the Treasury yield curve, which inverted when short-term yields rose with the targeted federal funds rate while longer-term yields remained more stable. At year-end 2006, the slope of the Treasury yield curve remained relatively shallow.

Although volatility is unavoidable, each Portfolio of MainStay VP Series Fund, Inc., pursues its investment objective with a well-defined approach. Using time-tested investment principles, our Portfolio Managers pursue solid performance within the risk management guidelines of their respective Portfolios.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP began serving as Portfolio Manager of MainStay VP Basic Value Portfolio, and effective November 10, 2006, the name of the Portfolio was changed to MainStay VP ICAP Select Equity Portfolio.

The reports that follow provide more information and detail about the securities, markets and management decisions that contributed to the performance of your investments in 2006. We are pleased that you have chosen to invest with MainStay VP Series Fund, Inc., and we look forward to serving your investment needs for many years to come.

Sincerely yours,


-s- Christopher O. Blunt


Christopher O. Blunt
President
MainStay VP Series Fund, Inc.

January 2007


                         Not part of the Annual Report

                                                         SEC File Nos. 002-86082
                                                                    811-03833-01

                         MAINSTAY VP SERIES FUND, INC.

                Supplement dated August 23, 2006 ("Supplement") to the Prospectus dated May 1, 2006 ("Prospectus"), as supplemented July 5, 2006

    This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. ("Fund"). You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.  PORTFOLIO MANAGER CHANGES

    Christopher Harms and Devon McCormick have each resigned as portfolio managers to various Portfolios of the Fund. Therefore, all references to Christopher Harms and Devon McCormick in the prospectus are hereby deleted.

    a. The "PORTFOLIO MANAGERS" section on page A-64 of the prospectus is revised to amend the portfolio manager listing for the affected portfolios as follows:

        CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough

        CONSERVATIVE ALLOCATION PORTFOLIO -- Tony Elavia

        GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough

        GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

        MODERATE ALLOCATION PORTFOLIO -- Tony Elavia

        MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony Elavia

        TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen and Edmund C. Spelman

    b. The "PORTFOLIO MANAGER BIOGRAPHIES" section beginning on page A-64 is amended to delete the biographies of Christopher Harms and Devon McComick.

2.  ASSET ALLOCATION PORTFOLIOS

    The Fund's Board of Directors has authorized the MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

                         Not part of the Annual Report

    a. The tables that appear on pages A-5 and A-6 of the prospectus, illustrating each Asset Allocation Portfolio's target allocations among asset classes, are revised as follows:

MAINSTAY VP CONSERVATIVE ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                 PORTFOLIO/FUND NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            35%      MainStay VP Basic Value Portfolio
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation Portfolio
                                                ------------------------------------------------
                                                MainStay VP Common Stock Portfolio
                                                ------------------------------------------------
                                                MainStay VP Developing Growth Portfolio
                                                ------------------------------------------------
                                                MainStay VP Income & Growth Portfolio
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth Portfolio
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity        5%      MainStay VP International Equity Portfolio
            ------------------------------------------------------------------------------------
            Fixed Income               60%      MainStay VP Bond Portfolio
                                                ------------------------------------------------
                                                MainStay VP Convertible Portfolio
                                                ------------------------------------------------
                                                MainStay VP Floating Rate Portfolio
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                         PORTFOLIO/FUND NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management Portfolio
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

MAINSTAY VP MODERATE ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            50%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       10%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income               40%      MainStay VP Bond
                                                ------------------------------------------------
                                                MainStay VP Convertible
                                                ------------------------------------------------
                                                MainStay VP Floating Rate
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

                         Not part of the Annual Report

MAINSTAY VP MODERATE GROWTH ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            65%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       15%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income               20%      MainStay VP Bond
                                                ------------------------------------------------
                                                MainStay VP Convertible
                                                ------------------------------------------------
                                                MainStay VP Floating Rate
                                                ------------------------------------------------
                                                MainStay Diversified Income Fund
                                                ------------------------------------------------
                                                MainStay Indexed Bond Fund
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income          MainStay VP Government
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP High Yield Corporate Bond
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Cash Management
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Short Term Bond Fund
                                                ------------------------------------------------  ----------------------------------
--------------
            ------------------------------------------------------------------------------------

      * These funds will become available for use as underlying investment options on or about 8/31/06.

      MAINSTAY VP GROWTH ALLOCATION

            ------------------------------------------------------------------------------------
                                     TARGET
            ASSET CLASS            ALLOCATION                    PORTFOLIO NAME
            ------------------------------------------------------------------------------------
            Domestic Equity            80%      MainStay VP Basic Value
                                                ------------------------------------------------
                                                MainStay VP Capital Appreciation
                                                ------------------------------------------------
                                                MainStay VP Common Stock
                                                ------------------------------------------------
                                                MainStay VP Developing Growth
                                                ------------------------------------------------
                                                MainStay VP Income & Growth
                                                ------------------------------------------------
                                                MainStay VP Large Cap Growth
                                                ------------------------------------------------
                                                MainStay All Cap Growth Fund
                                                ------------------------------------------------
                                                MainStay All Cap Value Fund
                                                ------------------------------------------------
                                                MainStay Growth Equity Fund
                                                ------------------------------------------------
                                                MainStay ICAP Equity Fund*
            ------------------------------------------------------------------------------------
            International Equity       20%      MainStay VP International Equity
            ------------------------------------------------------------------------------------
            Fixed Income                0%      MainStay VP Cash Management
            ------------------------------------------------------------------------------------

            --------------------  ------------------------------------------------

            ASSET CLASS                            PORTFOLIO NAME
            --------------------  ------------------------------------------------
            Domestic Equity       MainStay VP Mid Cap Core
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Mid Cap Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP S&P 500 Index
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Small Cap Growth
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay VP Value
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Large Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay MAP Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Mid Cap Opportunity Fund
                                                ------------------------------------------------  ----------------------------------
--------------
                                  MainStay Small Cap Value Fund
            ------------------------------------------------------------------------------------
            International Equity  MainStay ICAP International Fund*
            ------------------------------------------------------------------------------------
            Fixed Income
            ------------------------------------------------------------------------------------

      Percentages represent target allocations -- actual allocation percentages may vary up to +/-10%.

    b. The following information is inserted on page A-6 of the prospectus under the section entitled "Investment in affiliated underlying portfolios."

                         Not part of the Annual Report

        The name of each MainStay mutual fund in which the Asset Allocation Portfolios may invest, its respective investment objective and primary investments are as follows:

            -----------------------------------------------------------------------------------
            UNDERLYING EQUITY FUNDS                          INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
                                                Seeks long-term growth of capital. Dividend
                                                income, if any, is a consideration incidental
                                                to the Fund's objective of growth of capital.
            MainStay All Cap Growth Fund
            -----------------------------------------------------------------------------------
                                                Seeks maximum long-term total return from a
                                                combination of capital growth and income.
            MainStay All Cap Value Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term growth of capital.
            MainStay Growth Equity Fund
            -----------------------------------------------------------------------------------
                                                Seeks a superior total return with only a
                                                moderate degree of risk.
            MainStay ICAP Equity Fund*
            -----------------------------------------------------------------------------------
                                                Seeks a superior total return with income as a
                                                secondary objective.
            MainStay ICAP International Fund*
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING EQUITY FUNDS                          PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
                                               Securities with growth characteristics across
                                               the entire range of market capitalizations as
                                               described by the Russell 3000(R) Growth Index
            MainStay All Cap Growth Fund
            -----------------------------------------------------------------------------------
                                               Securities with value characteristics across
                                               the entire range of market capitalizations as
                                               described by the Russell 3000(R) Value Index
            MainStay All Cap Value Fund
            -----------------------------------------------------------------------------------
                                               Large capitalization stocks that the Fund's
                                               manager believes will provide an opportunity
                                               for achieving superior portfolio returns over
                                               the long term
            MainStay Growth Equity Fund
            -----------------------------------------------------------------------------------
                                               U.S. dollar-denominated equity securities of
                                               companies with market capitalizations of at
                                               least $2 billion
            MainStay ICAP Equity Fund*
            -----------------------------------------------------------------------------------
                                               Equity securities of foreign companies with
                                               market capitalizations of at least $2 billion
            MainStay ICAP International Fund*
            -----------------------------------------------------------------------------------

      * These funds will become available for use as underlying investment options on or about 8/31/06.

            -----------------------------------------------------------------------------------
            UNDERLYING EQUITY FUNDS                          INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                                Seeks high total return
            MainStay Large Cap Opportunity
             Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term appreciation of capital. The
                                                Fund also seeks to earn income, but this is a
                                                secondary objective
            MainStay MAP Fund
            -----------------------------------------------------------------------------------
                                                Seeks high total return
            MainStay Mid Cap Opportunity Fund
            -----------------------------------------------------------------------------------
                                                Seeks long-term capital appreciation by
                                                investing primarily in securities of small-cap
                                                companies
            MainStay Small Cap Value Fund
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING EQUITY FUNDS                          PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
            -----------------------------------------------------------------------------------
                                               Common and preferred stock of large companies
                                               with market capitalizations, at the time of the
                                               investment, similar to the companies in the
                                               Russell 1000 Index
            MainStay Large Cap Opportunity
             Fund
            -----------------------------------------------------------------------------------
                                               Equity-type, domestic securities, including
                                               common stocks, as well as securities
                                               convertible into, or exchangeable for, common
                                               stocks.
            MainStay MAP Fund
            -----------------------------------------------------------------------------------
                                               Common and preferred stock of companies with
                                               market capitalizations that, at the time of
                                               investment, are similar to the companies in the
                                               Russell Midcap(R) Index, the S&P Midcap 400(R)
                                               Index or a universe selected from the smallest
                                               800 companies of the largest 1,000 companies,
                                               ranked by market capitalization.
            MainStay Mid Cap Opportunity Fund
            -----------------------------------------------------------------------------------
                                               Companies at the time of investment comparable
                                               to companies in the Russell 2000(R) Value Index
                                               and invests primarily in common stocks and
                                               securities convertible into common stock.
            MainStay Small Cap Value Fund
            -----------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------
            UNDERLYING FIXED INCOME FUNDS                    INVESTMENT OBJECTIVE
            -----------------------------------------------------------------------------------
                                                Seeks to provide current income and competitive
                                                overall return by investing primarily in
                                                domestic and foreign debt securities.
            MainStay Diversified Income Fund
            -----------------------------------------------------------------------------------
                                                Seeks to provide investment results that
                                                correspond to the total return performance of
                                                fixed income securities in the aggregate, as
                                                represented by the BIG Index.
            MainStay Indexed Bond Fund
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                                Seeks to maximize total return, consistent with
                                                liquidity, preservation of capital and
                                                investment in short-term debt securities.
            MainStay Short Term Bond
            -----------------------------------------------------------------------------------

            ---------------------------------  -----------------------------------------------
            UNDERLYING FIXED INCOME FUNDS                    PRIMARY INVESTMENTS
            ---------------------------------  -----------------------------------------------
                                               Diversified portfolio of domestic and foreign
                                               debt or debt-related securities issued by
                                               government and corporate issuers
            MainStay Diversified Income Fund
            -----------------------------------------------------------------------------------
                                               Fixed income securities in the BIG Index. The
                                               BIG Index includes investment grade corporate
                                               bonds, US dollar-denominated foreign
                                               securities, US Treasury or agency issues,
                                               mortgage related securities and other
                                               securities.
            MainStay Indexed Bond Fund
            -----------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------
                                               Diversified portfolio of debt securities,
                                               including securities with special features,
                                               which have price characteristics similar to
                                               debt securities
            MainStay Short Term Bond
            -----------------------------------------------------------------------------------

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    MainStay VP Annual Report

                    December 31, 2006

                    The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank

TABLE OF CONTENTS

Index Definitions                                                              M-2
----------------------------------------------------------------------------------
MainStay VP Balanced Portfolio                                                 M-4
----------------------------------------------------------------------------------
MainStay VP Bond Portfolio                                                    M-20
----------------------------------------------------------------------------------
MainStay VP Capital Appreciation Portfolio                                    M-38
----------------------------------------------------------------------------------

MainStay VP Cash Management Portfolio                                         M-50
----------------------------------------------------------------------------------
MainStay VP Common Stock Portfolio                                            M-62
----------------------------------------------------------------------------------
MainStay VP Conservative Allocation Portfolio                                 M-78
----------------------------------------------------------------------------------
MainStay VP Convertible Portfolio                                             M-88
----------------------------------------------------------------------------------
MainStay VP Developing Growth Portfolio                                      M-104
----------------------------------------------------------------------------------
MainStay VP Floating Rate Portfolio                                          M-118
----------------------------------------------------------------------------------
MainStay VP Government Portfolio                                             M-135
----------------------------------------------------------------------------------
MainStay VP Growth Allocation Portfolio                                      M-150
----------------------------------------------------------------------------------
MainStay VP High Yield Corporate Bond Portfolio                              M-160
----------------------------------------------------------------------------------
MainStay VP ICAP Select Equity Portfolio
(formerly MainStay Basic Value Portfolio)                                    M-182
----------------------------------------------------------------------------------
MainStay VP Income & Growth Portfolio                                        M-194
----------------------------------------------------------------------------------

MainStay VP International Equity Portfolio                                   M-208
----------------------------------------------------------------------------------

MainStay VP Large Cap Growth Portfolio                                       M-224
----------------------------------------------------------------------------------

MainStay VP Mid Cap Core Portfolio                                           M-238
----------------------------------------------------------------------------------

MainStay VP Mid Cap Growth Portfolio                                         M-254
----------------------------------------------------------------------------------

MainStay VP Mid Cap Value Portfolio                                          M-268
----------------------------------------------------------------------------------

MainStay VP Moderate Allocation Portfolio                                    M-280
----------------------------------------------------------------------------------

MainStay VP Moderate Growth Allocation Portfolio                             M-290
----------------------------------------------------------------------------------

MainStay VP S&P 500 Index Portfolio                                          M-300
----------------------------------------------------------------------------------

MainStay VP Small Cap Growth Portfolio                                       M-318
----------------------------------------------------------------------------------

MainStay VP Total Return Portfolio                                           M-332
----------------------------------------------------------------------------------

MainStay VP Value Portfolio                                                  M-356
----------------------------------------------------------------------------------

Notes to Financial Statements                                                M-370
----------------------------------------------------------------------------------

Report of Independent Public Accounting Firm                                 M-393
----------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         M-394
----------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       M-394
----------------------------------------------------------------------------------

Special Meeting of Shareholders                                              M-395
----------------------------------------------------------------------------------

Directors and Officers                                                       M-396
----------------------------------------------------------------------------------

Approval of Management and Subadvisory Agreements                            M-399

                                                     www.mainstayfunds.com   M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH M-369. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS. RESULTS DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO WILL NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO WILL DIFFER.

BALANCED COMPOSITE INDEX consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%.

CONSERVATIVE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (35% weighted) are represented by the S&P 500(R) Index; international stocks (5% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (60% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

CREDIT SUISSE LIQUID US CORPORATE INDEX is an unmanaged index that tracks the liquid, tradable portion of the U.S. corporate-bond market. The index consists of fixed-rate, non-zero-coupon bonds with a minimum issue size of $250 million. The index does not include floating-rate instruments or index-linked bonds.

GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from two well-known indices which represent two asset classes. U.S. stocks (80% weighted) are represented by the S&P 500(R) Index and international stocks (20% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. LIBOR is usually the base rate for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MODERATE ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (50% weighted) are represented by the S&P 500(R) Index; international stocks (10% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East--the MSCI EAFE(R) Index; and U.S. bonds (40% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MODERATE GROWTH ALLOCATION BENCHMARK is an unmanaged index that uses different weightings from three well-known indices which represent three asset classes. U.S. stocks (65% weighted) are represented by the S&P 500(R) Index; international stocks (15% weighted) are represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index--the MSCI EAFE(R) Index; and U.S. bonds (20% weighted) are represented by the Lehman Brothers(R) Aggregate Bond Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of June 2006, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitali-zation.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman-aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500/CITIGROUP VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that consists of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

                                                     www.mainstayfunds.com   M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      SINCE
TOTAL RETURNS              YEAR    INCEPTION
--------------------------------------------
After Portfolio operating
  expenses                 10.70%    9.92%

                                                            (with sales charges)

                                                                          MERRILL LYNCH
                                                                           CORPORATE &
                                   MAINSTAY VP                            GOVERNMENT 1-
                                    BALANCED            BALANCED          10-YEAR BOND       RUSSELL MIDCAP
                                    PORTFOLIO        COMPOSITE INDEX          INDEX               INDEX           S&P 500 INDEX
                                   -----------       ---------------      -------------      --------------       -------------
5/2/05                                10000               10000               10000               10000               10000
                                      10581               10930               10132               11665               10929
12/31/06                              11713               12413               10547               13446               12655

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      SINCE
TOTAL RETURNS              YEAR    INCEPTION
--------------------------------------------
After Portfolio operating
  expenses                 10.42%    9.60%

                                                            (with sales charges)

                                                                          MERRILL LYNCH
                                                                          CORPORATE AND
                                   MAINSTAY VP                            GOVERNMENT 1-
                                    BALANCED            BALANCED          10-YEAR BOND       RUSSELL MIDCAP
                                    PORTFOLIO        COMPOSITE INDEX          INDEX               INDEX           S&P 500 INDEX
                                   -----------       ---------------      -------------      --------------       -------------
5/2/05                                10000               10000               10000               10000               10000
                                      10555               10930               10132               11665               10929
12/31/06                              11655               12413               10547               13446               12655

                                                               ONE      SINCE
BENCHMARK PERFORMANCE                                         YEAR    INCEPTION

Balanced Composite Index*                                     13.57%    13.81%
Merrill Lynch Corporate & Government 1-10 Years Bond Index*    4.10      3.26
Russell Midcap Index*                                         15.26     19.44
S&P 500(R) Index*                                             15.79     15.17

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-4   MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,075.75            $4.45            $1,020.75             $4.33
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,074.50            $5.75            $1,019.50             $5.60
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).



                                                   www.mainstayfunds.com     M-5

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     57.4
Corporate Bonds                                                                   38.9
Short-Term Investments (collateral from securities lending                        10.1
  is 10.1%)*
Investment Company                                                                 1.1
Yankee Bonds                                                                       0.3
Liabilities in Excess of Cash and Other Assets                                    (7.8)

* Includes 1.3% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  iShares Russell 1000 Index Fund
 2.  ALLTEL Corp., 7.00%, due 7/1/12
 3.  CIGNA Corp.
 4.  IAC/InterActiveCorp
 5.  Lehman Brothers Holdings, Inc., 7.875%, due
     8/15/10
 6.  U.S. Bank N.A., 6.30%, due 2/4/14
 7.  NRG Energy, Inc.
 8.  Entergy Corp.
 9.  CenturyTel, Inc.
10.  Clorox Co. (The)

 M-6   MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Tony Elavia and Joan Sabella of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Balanced Portfolio returned 10.70% for Initial Class shares and 10.42% for Service Class shares. Both share classes underperformed the 11.67% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio for the same period. Both share classes also underperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 13.57% return of the Balanced Composite Index* for the year ended December 31, 2006. The Balanced Composite Index is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

WHAT ACCOUNTED FOR THE RELATIVE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO?

The relative performance of the equity portion of the Portfolio was primarily the result of stock selection in the financials and consumer staples sectors.

WHAT WERE THE STRONGEST-PERFORMING SECTORS IN THE EQUITY PORTION OF THE PORTFOLIO IN 2006?

In absolute terms, the three strongest-performing sectors in the equity portion of the Portfolio were materials, information technology and industrials. The weakest-performing sectors were energy, health care and consumer staples.

IN 2006, WHICH INDIVIDUAL STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE PARTICULARLY WEAK.

The three strongest positive contributors to the Portfolio's absolute performance were ExxonMobil, Hewlett-Packard and Swift Transportation. The three stocks that most significantly detracted from absolute performance were UnumProvident, Progressive and Sunoco.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE EQUITY PORTION OF THE PORTFOLIO DURING THE YEAR?

Among the stocks that fit the Portfolio's proprietary purchase criteria in 2006 were Duke Energy and Steel Dynamics. Stocks that were sold during the year included Swift Transportation and Friedman Billings Ramsey.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2006?

Weighting changes in the Portfolio result from the Portfolio's proprietary quantitative security selection process. During the year, the Portfolio's weightings relative to the Russell Midcap(R) Value Index,* the equity component of the Balanced Composite Index,* substantially decreased in energy. The Portfolio's weightings increased in industrials and materials.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL MIDCAP(R) VALUE INDEX* AT YEAR-END?

As of December 31, 2006, the equity portion of the Portfolio held a moderately overweighted position in health care, which hurt performance. The Portfolio was also substantially underweighted in utilities, which also detracted from performance.

WHAT FACTORS INFLUENCED THE BOND PORTION OF THE PORTFOLIO IN 2006?

The Federal Open Market Committee raised the federal funds target rate from 4.25% to 5.25% during the year, with the last 25-basis-point increase at the June 2006 meeting. (A basis point is one-hundredth of a percentage point.) While there was an upward sloping yield curve for part of the year, the yield curve was inverted at year-end with the three-month Treasury bill yielding more than the 10-year Treasury bond.


The Portfolio is subject to market, interest-rate, credit and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                   www.mainstayfunds.com     M-7

HOW DID THE PORTFOLIO'S BOND INVESTMENTS AFFECT THE PORTFOLIO'S RELATIVE RETURN?

The fixed-income portion of the Portfolio added to the Fund's relative return. The outperformance relative to the Merrill Lynch Corporate & Government 1-10 Years Index,* the fixed-income portion of the Balanced Composite Index,* was a result of yield-curve positioning. Consistent with the Portfolio's investment style, the Portfolio maintains duration of three to five years and a laddered maturity schedule. All bonds are investment grade at date of purchase. There were no single events that affected performance.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BALANCED PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-8   MainStay VP Balanced Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (57.4%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Northrop Grumman Corp.                                  16,414   $  1,111,228
Raytheon Co.                                            21,667      1,144,018
United Technologies Corp.                               17,281      1,080,408
                                                                 ------------
                                                                    3,335,654
                                                                 ------------
AGRICULTURE (1.2%)
Reynolds American, Inc. (a)                             11,610        760,107
UST, Inc.                                               24,345      1,416,879
                                                                 ------------
                                                                    2,176,986
                                                                 ------------
APPAREL (0.3%)
Jones Apparel Group, Inc.                               14,238        475,976
                                                                 ------------

AUTO MANUFACTURERS (0.4%)
Ford Motor Co. (a)                                     101,819        764,661
                                                                 ------------

AUTO PARTS & EQUIPMENT (0.6%)
Autoliv, Inc.                                           18,921      1,140,936
                                                                 ------------
BANKS (4.3%)
Bank of America Corp.                                   21,598      1,153,117
Bank of New York Co., Inc. (The)                        31,912      1,256,375
Commerce Bancshares, Inc.                               24,886      1,204,731
First Citizens BancShares, Inc. Class A                    360         72,950
M&T Bank Corp.                                          11,864      1,449,306
National City Corp. (a)                                 31,552      1,153,541
State Street Corp.                                       9,698        654,033
U.S. Bancorp (a)                                        33,666      1,218,373
                                                                 ------------
                                                                    8,162,426
                                                                 ------------
BEVERAGES (0.4%)
PepsiAmericas, Inc.                                     37,429        785,260
                                                                 ------------

BUILDING MATERIALS (0.5%)
Masco Corp. (a)                                         29,731        888,065
                                                                 ------------

COMMERCIAL SERVICES (0.4%)
Quanta Services, Inc. (a)(b)                            17,515        344,520
United Rentals, Inc. (a)(b)                             15,242        387,604
                                                                 ------------
                                                                      732,124
                                                                 ------------
COMPUTERS (1.4%)
Hewlett-Packard Co.                                     30,245      1,245,792
International Business Machines Corp.                   13,571      1,318,423
                                                                 ------------
                                                                    2,564,215
                                                                 ------------
COSMETICS & PERSONAL CARE (0.6%)
Colgate-Palmolive Co.                                      669         43,646
Procter & Gamble Co. (The)                              18,054      1,160,331
                                                                 ------------
                                                                    1,203,977
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED FINANCIAL SERVICES (6.3%)
A.G. Edwards, Inc.                                      19,605   $  1,240,800
Bear Stearns Cos., Inc. (The)                            7,730      1,258,289
CIT Group, Inc.                                         22,494      1,254,490
Citigroup, Inc.                                         22,793      1,269,570
Countrywide Financial Corp.                                199          8,448
Goldman Sachs Group, Inc. (The)                          6,989      1,393,257
Janus Capital Group, Inc.                               12,681        273,783
JPMorgan Chase & Co. (a)                                24,269      1,172,193
Lehman Brothers Holdings, Inc.                          16,416      1,282,418
Merrill Lynch & Co., Inc.                               14,888      1,386,073
Morgan Stanley                                          16,332      1,329,915
                                                                 ------------
                                                                   11,869,236
                                                                 ------------
ELECTRIC (3.2%)
American Electric Power Co., Inc.                       16,513        703,124
Duke Energy Corp.                                       35,735      1,186,759
V  Entergy Corp.                                        16,928      1,562,793
V  NRG Energy, Inc. (a)(b)                              28,473      1,594,773
PG&E Corp.                                                 622         29,439
Wisconsin Energy Corp.                                  22,208      1,053,992
                                                                 ------------
                                                                    6,130,880
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.                                    26,014      1,146,437
                                                                 ------------

ELECTRONICS (0.1%)
Avnet, Inc. (a)(b)                                      10,280        262,448
                                                                 ------------

ENVIRONMENTAL CONTROL (1.2%)
Republic Services, Inc.                                 28,315      1,151,571
Waste Management, Inc.                                  30,750      1,130,678
                                                                 ------------
                                                                    2,282,249
                                                                 ------------
FOOD (1.1%)
General Mills, Inc.                                     21,144      1,217,894
Kraft Foods, Inc. Class A (a)                           26,503        946,157
                                                                 ------------
                                                                    2,164,051
                                                                 ------------
FOREST PRODUCTS & PAPER (0.1%)
MeadWestvaco Corp.                                       9,077        272,855
                                                                 ------------

HEALTH CARE--SERVICES (0.6%)
Aetna, Inc.                                             28,226      1,218,799
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com   M-9


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS & WARES (1.4%)
V  Clorox Co. (The)                                     23,927   $  1,534,917
Kimberly-Clark Corp.                                    17,027      1,156,985
                                                                 ------------
                                                                    2,691,902
                                                                 ------------
INSURANCE (10.1%)
Allstate Corp. (The)                                    18,717      1,218,664
Ambac Financial Group, Inc.                             10,172        906,020
American Financial Group, Inc.                          14,194        509,707
Assurant, Inc. (a)                                      16,533        913,448
V  CIGNA Corp.                                          14,183      1,866,057
Genworth Financial, Inc. Class A                        30,932      1,058,184
Lincoln National Corp.                                  18,051      1,198,586
Loews Corp.                                             22,418        929,674
Nationwide Financial Services, Inc. Class A              7,708        417,774
Old Republic International Corp.                        48,915      1,138,741
PMI Group, Inc. (The) (a)                               31,080      1,466,044
Principal Financial Group, Inc.                         19,919      1,169,245
Prudential Financial, Inc.                              15,268      1,310,910
Radian Group, Inc.                                      22,521      1,214,107
SAFECO Corp.                                            17,537      1,096,939
StanCorp Financial Group, Inc.                          28,295      1,274,690
Torchmark Corp.                                         22,993      1,466,034
                                                                 ------------
                                                                   19,154,824
                                                                 ------------
INTERNET (1.3%)
Expedia, Inc. (b)                                       34,715        728,321
V  IAC/InterActiveCorp (a)(b)                           48,113      1,787,879
                                                                 ------------
                                                                    2,516,200
                                                                 ------------
IRON & STEEL (1.8%)
Nucor Corp.                                             18,177        993,555
Reliance Steel & Aluminum Co.                           23,143        911,371
Steel Dynamics, Inc.                                    43,970      1,426,827
                                                                 ------------
                                                                    3,331,753
                                                                 ------------
MACHINERY--DIVERSIFIED (0.8%)
Deere & Co.                                             13,418      1,275,649
Flowserve Corp. (b)                                      6,528        329,468
                                                                 ------------
                                                                    1,605,117
                                                                 ------------
MEDIA (1.9%)
CBS Corp. Class B (a)                                   38,045      1,186,243
Clear Channel Communications, Inc.                      35,164      1,249,729
Gannett Co., Inc.                                       19,269      1,165,004
                                                                 ------------
                                                                    3,600,976
                                                                 ------------
METAL FABRICATE & HARDWARE (0.5%)
Commercial Metals Co.                                   34,598        892,628
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.4%)
SPX Corp.                                               12,940        791,410
                                                                 ------------


                                                        SHARES          VALUE
OFFICE & BUSINESS EQUIPMENT (0.1%)
IKON Office Solutions, Inc.                              6,958   $    113,902
                                                                 ------------

OIL & GAS (2.4%)
Anadarko Petroleum Corp.                                24,339      1,059,233
Devon Energy Corp.                                      17,126      1,148,812
ExxonMobil Corp.                                        16,608      1,272,671
Sunoco, Inc.                                            16,613      1,035,987
W&T Offshore, Inc.                                       1,705         52,378
                                                                 ------------
                                                                    4,569,081
                                                                 ------------
PHARMACEUTICALS (2.3%)
AmerisourceBergen Corp.                                 31,908      1,434,584
King Pharmaceuticals, Inc. (b)                          27,699        440,968
Merck & Co., Inc.                                       26,492      1,155,051
Pfizer, Inc.                                            39,527      1,023,749
Watson Pharmaceuticals, Inc. (b)                         9,773        254,391
                                                                 ------------
                                                                    4,308,743
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Annaly Capital Management, Inc.                         78,798      1,096,080
New Century Financial Corp. (a)                         29,618        935,633
                                                                 ------------
                                                                    2,031,713
                                                                 ------------
RETAIL (2.6%)
AutoNation, Inc. (b)                                    51,214      1,091,882
Circuit City Stores, Inc.                               41,815        793,649
Dillard's, Inc. Class A (a)                             40,721      1,424,013
OfficeMax, Inc.                                         28,700      1,424,955
United Auto Group, Inc.                                  7,917        186,604
                                                                 ------------
                                                                    4,921,103
                                                                 ------------
SAVINGS & LOANS (0.7%)
Astoria Financial Corp.                                 43,253      1,304,510
                                                                 ------------

SEMICONDUCTORS (0.4%)
Rambus, Inc. (a)(b)                                     42,703        808,368
                                                                 ------------

SOFTWARE (0.6%)
Fair Isaac Corp.                                        25,622      1,041,534
                                                                 ------------

TELECOMMUNICATIONS (1.7%)
V  CenturyTel, Inc.                                     35,494      1,549,668
Crown Castle International Corp. (b)                    18,542        598,907
Leap Wireless International, Inc. (b)                    3,419        203,328
Polycom, Inc. (b)                                       30,731        949,895
                                                                 ------------
                                                                    3,301,798
                                                                 ------------
TOYS, GAMES & HOBBIES (0.8%)
Mattel, Inc.                                            65,705      1,488,875
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-10 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
x
TRANSPORTATION (1.2%)
Burlington Northern Santa Fe Corp.                         584   $     43,105
CSX Corp.                                                2,462         84,767
Laidlaw International, Inc.                             34,434      1,047,827
Union Pacific Corp.                                     12,067      1,110,405
                                                                 ------------
                                                                    2,286,104
                                                                 ------------
TRUCKING & LEASING (0.2%)
GATX Corp.                                               7,236        313,536
                                                                 ------------
Total Common Stocks
 (Cost $95,837,950)                                               108,651,312
                                                                 ------------

INVESTMENT COMPANY (1.1%)
-----------------------------------------------------------------------------
V  iShares Russell 1000 Index Fund (a)(c)               26,000      1,996,540
                                                                 ------------
Total Investment Company
 (Cost $1,977,342)                                                  1,996,540
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
x
LONG-TERM CORPORATE BONDS (39.2%)
CORPORATE BONDS (38.9%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
United Technologies Corp.
 7.125%, due 11/15/10                               $  775,000        825,213
                                                                 ------------
AGRICULTURE (0.5%)
Altria Group, Inc.
 7.00%, due 11/4/13                                    900,000        977,864
                                                                 ------------

BANKS (7.0%)
Bank of America Corp.
 7.125%, due 10/15/11                                  550,000        591,925
 7.75%, due 8/15/15                                    550,000        632,772
 7.80%, due 2/15/10                                    700,000        751,675
Bank of New York Co., Inc. (The)
 7.30%, due 12/1/09                                    550,000        579,301
Bank One Corp.
 7.875%, due 8/1/10                                    847,000        918,750
Bankers Trust Corp.
 7.50%, due 11/15/15                                   247,000        278,411
First Union National Bank
 7.875%, due 2/15/10                                   900,000        967,145
HSBC Holdings PLC
 7.50%, due 7/15/09                                  1,300,000      1,370,040
Mellon Bank N.A.
 7.625%, due 9/15/07                                   160,000        162,325

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BANKS (CONTINUED)
Mellon Funding Corp.
 6.70%, due 3/1/08                                  $  950,000   $    961,621
SunTrust Banks, Inc.
 6.25%, due 6/1/08                                     200,000        201,786
 7.75%, due 5/1/10                                     600,000        645,046
U.S. Bank N.A.
 5.70%, due 12/15/08                                   700,000        706,322
V    6.30%, due 2/4/14                               1,550,000      1,634,470
Wachovia Bank N.A.
 7.80%, due 8/18/10                                    800,000        860,522
Wachovia Corp.
 6.375%, due 1/15/09                                   125,000        127,749
 6.375%, due 2/1/09                                     75,000         76,291
Wells Fargo & Co.
 6.25%, due 4/15/08                                    125,000        126,448
Wells Fargo Bank N.A.
 6.45%, due 2/1/11                                     100,000        104,432
 7.55%, due 6/21/10                                  1,350,000      1,446,916
                                                                 ------------
                                                                   13,143,947
                                                                 ------------
BEVERAGES (0.8%)
Anheuser-Busch Cos., Inc.
 5.375%, due 9/15/08 (a)                               100,000         99,789
 6.00%, due 4/15/11                                    600,000        615,379
 9.00%, due 12/1/09                                    600,000        658,685
Coca-Cola Co. (The)
 5.75%, due 3/15/11                                    125,000        127,788
                                                                 ------------
                                                                    1,501,641
                                                                 ------------
BUILDING MATERIALS (0.1%)
Masco Corp.
 5.75%, due 10/15/08                                   150,000        150,571
                                                                 ------------

CHEMICALS (1.1%)
Dow Chemical Co. (The)
 6.125%, due 2/1/11                                    350,000        359,796
E.I. du Pont de Nemours & Co.
 6.75%, due 9/1/07                                     325,000        327,603
 6.875%, due 10/15/09                                  925,000        965,683
Praxair, Inc.
 6.50%, due 3/1/08                                     325,000        329,280
                                                                 ------------
                                                                    1,982,362
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Motorola, Inc.
 8.00%, due 11/1/11                                    500,000        553,283
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COMPUTERS (1.4%)
Computer Sciences Corp.
 7.375%, due 6/15/11                                $  350,000   $    372,306
Hewlett-Packard Co.
 5.50%, due 7/1/07                                     200,000        200,219
International Business Machines Corp.
 6.45%, due 8/1/07                                     900,000        905,433
 7.50%, due 6/15/13                                  1,100,000      1,226,901
                                                                 ------------
                                                                    2,704,859
                                                                 ------------
COSMETICS & PERSONAL CARE (1.0%)
Avon Products, Inc.
 7.15%, due 11/15/09                                   650,000        680,467
Kimberly-Clark Corp.
 7.10%, due 8/1/07                                     925,000        933,940
Procter & Gamble Co. (The)
 6.875%, due 9/15/09                                   250,000        260,822
                                                                 ------------
                                                                    1,875,229
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (11.9%)
Bear Stearns Cos., Inc. (The)
 6.75%, due 12/15/07                                   438,000        443,385
 7.625%, due 12/7/09                                 1,100,000      1,171,024
Boeing Capital Corp.
 7.375%, due 9/27/10                                   800,000        857,682
Caterpillar Financial Services Corp.
 5.50%, due 3/15/16                                    250,000        250,138
CIT Group, Inc.
 6.875%, due 11/1/09                                 1,100,000      1,144,364
 7.75%, due 4/2/12                                     700,000        771,755
Citicorp
 7.25%, due 9/1/08                                     300,000        308,867
Citigroup, Inc.
 6.50%, due 1/18/11                                    600,000        627,778
 7.25%, due 10/1/10                                    500,000        532,907
Countrywide Home Loans, Inc.
 5.50%, due 2/1/07                                     300,000        300,014
 6.25%, due 4/15/09                                    300,000        305,392
Credit Suisse First Boston USA, Inc.
 6.125%, due 11/15/11                                  100,000        103,545
 6.50%, due 6/1/08                                   1,089,000      1,106,582
General Electric Capital Corp.
 6.875%, due 11/15/10                                  500,000        528,639
 7.375%, due 1/19/10                                   725,000        768,467
 8.125%, due 4/1/08                                    300,000        310,126
 8.625%, due 6/15/08                                   100,000        104,453

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                  $  250,000   $    254,609
 6.875%, due 1/15/11                                   300,000        317,571
 7.35%, due 10/1/09                                  1,325,000      1,397,758
 Series B
 7.80%, due 1/28/10                                    125,000        134,061
Household Financial Corp.
 6.45%, due 2/1/09                                     200,000        204,276
HSBC Finance Corp.
 6.375%, due 8/1/10                                    125,000        129,258
 7.00%, due 5/15/12                                    500,000        539,093
John Deere Capital Corp.
 6.00%, due 2/15/09                                    500,000        506,706
 7.00%, due 3/15/12                                    850,000        909,616
JPMorgan Chase & Co.
 6.00%, due 1/15/09                                    400,000        405,688
 6.75%, due 8/15/08                                    300,000        306,182
 7.00%, due 11/15/09                                   390,000        408,267
 7.875%, due 6/15/10                                   375,000        405,863
Lehman Brothers Holdings, Inc.
 6.625%, due 1/18/12                                   375,000        396,221
 7.00%, due 2/1/08                                     100,000        101,690
 7.875%, due 11/1/09                                   150,000        160,385
V    7.875%, due 8/15/10                             1,607,000      1,735,105
Merrill Lynch & Co., Inc.
 Series C
 3.09%, due 3/24/09 (d)                                300,000        285,897
 6.05%, due 5/16/16                                    200,000        207,008
 6.375%, due 10/15/08                                  350,000        356,251
 7.00%, due 4/27/08                                  1,150,000      1,174,896
Morgan Stanley
 5.80%, due 4/1/07                                     200,000        200,133
 6.75%, due 4/15/11                                    700,000        739,880
 8.00%, due 6/15/10                                    400,000        434,716
Pitney Bowes Credit Corp.
 5.75%, due 8/15/08                                    175,000        176,000
Prudential Funding LLC
 6.60%, due 5/15/08 (e)                                550,000        557,641
UBS Paine Webber Group, Inc.
 6.55%, due 4/15/08                                    204,000        206,211
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08                                   225,000        226,773
                                                                 ------------
                                                                   22,512,873
                                                                 ------------
ELECTRIC (0.4%)
Consolidated Edison Co. of New York
 7.50%, due 9/1/10                                     660,000        707,071
                                                                 ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Emerson Electric Co.
 7.125%, due 8/15/10                                 1,082,000      1,147,910
                                                                 ------------

 M-12 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
x
ELECTRONICS (0.1%)
Honeywell, Inc.
 7.125%, due 4/15/08                                $  175,000   $    178,488
                                                                 ------------
FOOD (2.9%)
Campbell Soup Co.
 5.875%, due 10/1/08                                   450,000        453,586
 6.75%, due 2/15/11                                    750,000        787,694
H.J. Heinz Finance Co.
 6.625%, due 7/15/11                                   700,000        728,062
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                     750,000        786,526
Kraft Foods, Inc.
 5.25%, due 6/1/07                                     400,000        399,687
 6.25%, due 6/1/12                                     650,000        675,221
Nabisco, Inc.
 7.55%, due 6/15/15                                    800,000        907,277
Sysco International Co.
 6.10%, due 6/1/12 (a)                                 125,000        129,252
Unilever Capital Corp.
 7.125%, due 11/1/10                                   650,000        690,446
                                                                 ------------
                                                                    5,557,751
                                                                 ------------
HAND & MACHINE TOOLS (0.4%)
Black & Decker Corp.
 7.125%, due 6/1/11                                    800,000        842,877
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.2%)
Clorox Co. (The)
 6.125%, due 2/1/11                                    275,000        282,495
                                                                 ------------

INSURANCE (0.1%)
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10                                    250,000        266,796
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.7%)
Caterpillar, Inc.
 6.55%, due 5/1/11                                     400,000        418,748
 7.25%, due 9/15/09                                    884,000        928,150
                                                                 ------------
                                                                    1,346,898
                                                                 ------------
MACHINERY--DIVERSIFIED (0.3%)
Deere & Co.
 7.85%, due 5/15/10                                    450,000        484,207
                                                                 ------------
MEDIA (0.7%)
Gannett Co., Inc.
 5.50%, due 4/1/07                                     425,000        424,572

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MEDIA (CONTINUED)
Walt Disney Co. (The)
 5.375%, due 6/1/07                                 $  275,000   $    275,185
 6.375%, due 3/1/12                                    650,000        681,223
                                                                 ------------
                                                                    1,380,980
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.5%)
Honeywell International, Inc.
 6.125%, due 11/1/11                                   200,000        207,184
 7.50%, due 3/1/10                                     775,000        826,379
                                                                 ------------
                                                                    1,033,563
                                                                 ------------
OIL & GAS (1.2%)
ConocoPhillips
 6.375%, due 3/30/09                                   500,000        511,210
 8.75%, due 5/25/10                                    900,000        997,271
Texaco Capital, Inc.
 8.625%, due 6/30/10                                   320,000        357,684
Vastar Resources, Inc.
 6.50%, due 4/1/09                                     350,000        359,070
                                                                 ------------
                                                                    2,225,235
                                                                 ------------
OIL & GAS SERVICES (0.1%)
Baker Hughes, Inc.
 6.00%, due 2/15/09                                    205,000        207,589
                                                                 ------------

PHARMACEUTICALS (0.1%)
Abbott Laboratories
 5.40%, due 9/15/08                                    200,000        200,620
                                                                 ------------

RETAIL (2.4%)
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                     800,000        851,779
Lowe's Cos., Inc.
 8.25%, due 6/1/10                                     250,000        273,206
Nordstrom, Inc.
 5.625%, due 1/15/09                                   175,000        175,827
Target Corp.
 5.50%, due 4/1/07                                     300,000        300,046
 6.35%, due 1/15/11                                    200,000        208,117
 7.50%, due 8/15/10                                    900,000        966,281
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09                                 1,000,000      1,041,826
 7.25%, due 6/1/13                                     700,000        770,176
                                                                 ------------
                                                                    4,587,258
                                                                 ------------
SOFTWARE (0.1%)
Oracle Corp.
 6.91%, due 2/15/07                                    100,000        100,143
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (3.6%)
V  ALLTEL Corp.
 7.00%, due 7/1/12                                  $1,800,000   $  1,870,009
AT&T Corp.
 7.30%, due 11/15/11                                 1,200,000      1,299,211
BellSouth Capital Funding Corp.
 7.75%, due 2/15/10                                    850,000        906,156
BellSouth Telecommunications, Inc.
 5.875%, due 1/15/09                                   200,000        201,821
GTE California, Inc.
 Series H
 7.65%, due 3/15/07                                    175,000        175,620
New York Telephone Co.
 6.00%, due 4/15/08                                    175,000        176,104
Southwestern Bell Telephone Corp.
 7.00%, due 7/1/15                                     350,000        376,191
Verizon Global Funding Corp.
 7.25%, due 12/1/10                                  1,050,000      1,119,254
 7.375%, due 9/1/12                                    550,000        601,328
                                                                 ------------
                                                                    6,725,694
                                                                 ------------
Total Corporate Bonds
 (Cost $74,150,766)                                                73,503,417
                                                                 ------------

YANKEE BONDS (0.3%) (F)
-----------------------------------------------------------------------------
BANKS (0.2%)
Barclays Bank PLC
 7.40%, due 12/15/09                                   450,000        476,586
                                                                 ------------

OIL & GAS (0.1%)
Pan American Energy LLC
 6.75%, due 2/1/07                                     125,000        125,109
                                                                 ------------
Total Yankee Bonds
 (Cost $603,922)                                                      601,695
                                                                 ------------
Total Long-Term Corporate Bonds
 (Cost $74,754,688)                                                74,105,112
                                                                 ------------

SHORT-TERM INVESTMENTS (10.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.3%)
Barton Capital LLC
 5.298%, due 1/4/07 (g)                                355,578        355,578
Charta LLC
 5.314%, due 1/11/07 (g)                               364,271        364,271
Ciesco, Inc.
 5.305%, due 1/10/07 (g)                               475,405        475,405
Compass Securitization LLC
 5.324%, due 1/18/07 (g)                               485,695        485,695

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Fairway Finance Corp.
 5.301%, due 1/8/07 (g)                             $  364,271   $    364,271
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (g)                               359,276        359,276
Greyhawk Funding LLC
 5.305%, due 1/5/07 (g)                                356,273        356,273
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (g)                               364,271        364,271
Liberty Street Funding Co.
 5.325%, due 1/29/07 (g)                               121,424        121,424
Old Line Funding LLC
 5.303%, due 1/9/07 (g)                                475,938        475,938
Ranger Funding LLC
 5.308%, due 1/30/07 (g)                               364,271        364,271
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (g)                               364,271        364,271
                                                                 ------------
Total Commercial Paper
 (Cost $4,450,944)                                                  4,450,944
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.3%)
BGI Institutional Money Market Fund (g)              2,536,472      2,536,472
                                                                 ------------
Total Investment Company
 (Cost $2,536,472)                                                  2,536,472
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $121,497
 (Collateralized by various Corporate
 Bonds and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $120,268 and a Market Value of
 $125,722) (g)                                      $  121,424        121,424
                                                                 ------------
Total Repurchase Agreement
 (Cost $121,424)                                                      121,424
                                                                 ------------
TIME DEPOSITS (6.4%)
Abbey National PLC
 5.34%, due 1/2/07 (g)                               1,457,086      1,457,086
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (g)                                 971,391        971,391
Bank of America Corp.
 5.27%, due 1/19/07 (d)(g)                             971,391        971,391

 M-14 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Montreal
 5.30%, due 1/26/07 (g)                             $  607,119   $    607,119
Barclays
 5.32%, due 1/18/07 (g)                                801,397        801,397
Calyon
 5.31%, due 2/12/07 (g)                                971,391        971,391
Citigroup
 5.325%, due 3/22/07 (g)                               849,967        849,967
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (g)                                922,821        922,821
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (g)                                971,391        971,391
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (g)                                898,536        898,536
Rabobank Nederland
 5.29%, due 3/6/07 (g)                                 728,543        728,543
Standard Chartered Bank
 5.29%, due 1/10/07 (g)                                971,391        971,391
UBS AG
 5.285%, due 1/12/07 (g)                               971,391        971,391
                                                                 ------------
Total Time Deposits
 (Cost $12,093,815)                                                12,093,815
                                                                 ------------
Total Short-Term Investments
 (Cost $19,202,655)                                                19,202,655
                                                                 ------------
Total Investments
 (Cost $191,772,635) (h)                                 107.8%   203,955,619(i)
Liabilities in Excess of
 Cash and Other Assets                                    (7.8)   (14,803,085)
                                                    ----------   ------------
Net Assets                                               100.0%  $189,152,534
                                                    ==========   ============

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(g) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  The cost for federal income tax purposes is $191,995,860.
(i)  At December 31, 2006 net unrealized appreciation was
     $11,959,759, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,889,228 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,929,469.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $191,772,635) including $18,617,871 market
  value of securities loaned                    $203,955,619
Cash                                               2,979,678
Receivables:
  Dividends and interest                           1,490,632
  Fund shares sold                                   174,829
Other assets                                             376
                                                -------------
    Total assets                                 208,601,134
                                                -------------

LIABILITIES:
Securities lending collateral                     19,202,655
Payables:
  Manager (See Note 3)                               119,124
  Professional fees                                   39,078
  NYLIFE Distributors (See Note 3)                    36,842
  Shareholder communication                           27,648
  Fund shares redeemed                                10,607
  Custodian                                            3,042
  Directors                                              250
Accrued expenses                                       9,354
                                                -------------
    Total liabilities                             19,448,600
                                                -------------
Net assets                                      $189,152,534
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     12,073
  Service Class                                      156,464
Additional paid-in capital                       176,896,287
Accumulated net realized loss on investments
  and futures transactions                           (95,274)
Net unrealized appreciation on investments        12,182,984
                                                -------------
Net assets                                      $189,152,534
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 13,576,740
                                                =============
Shares of capital stock outstanding                1,207,273
                                                =============
Net asset value per share outstanding           $      11.25
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $175,575,794
                                                =============
Shares of capital stock outstanding               15,646,405
                                                =============
Net asset value per share outstanding           $      11.22
                                                =============

 M-16 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 3,106,798
  Dividends                                        1,803,411
  Income from securities loaned--net                  26,128
                                                 ------------
    Total income                                   4,936,337
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,189,338
  Distribution and service--Service Class
    (See Note 3)                                     366,587
  Professional fees                                   72,682
  Shareholder communication                           39,935
  Custodian                                           26,378
  Directors                                            8,771
  Miscellaneous                                        4,280
                                                 ------------
    Total expenses                                 1,707,971
                                                 ------------
Net investment income                              3,228,366
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES:
Net realized gain (loss) on:
  Security transactions                            1,729,850
  Futures transactions                                (4,467)
                                                 ------------
Net realized gain on investments and futures
  transactions                                     1,725,383
                                                 ------------
Net change in unrealized appreciation on
  investments transactions                        11,004,627
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                        12,730,010
                                                 ------------
Net increase in net assets resulting from
  operations                                     $15,958,376
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  3,228,366   $    815,436
 Net realized gain on
  investments and
  futures transactions             1,725,383        462,892
 Net change in unrealized
  appreciation on investments     11,004,627      1,178,357
                                ---------------------------
 Net increase in net assets
  resulting from operations       15,958,376      2,456,685
                                ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (262,359)       (77,208)
   Service Class                  (3,033,416)      (745,871)
 From net realized gain on investments:
   Initial Class                    (127,368)       (36,452)
   Service Class                  (1,650,445)      (394,232)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (5,073,588)    (1,253,763)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   3,681,557      9,404,575
   Service Class                  71,559,836    105,304,902
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                     389,727        113,660
   Service Class                   4,683,861      1,140,103
                                ---------------------------
                                  80,314,981    115,963,240
 Cost of shares redeemed:
   Initial Class                  (1,046,908)       (78,497)
   Service Class                 (16,127,238)    (1,960,754)
                                ---------------------------
                                 (17,174,146)    (2,039,251)
   Increase in net assets
    derived from capital share
    transactions                  63,140,835    113,923,989
                                ---------------------------
   Net increase in net assets     74,025,623    115,126,911

NET ASSETS:
Beginning of period              115,126,911             --
                                ---------------------------
End of period                   $189,152,534   $115,126,911
                                ===========================

 M-18 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        INITIAL CLASS                       SERVICE CLASS
                                ------------------------------      ------------------------------
                                                     MAY 2,                              MAY 2,
                                    YEAR            2005(A)             YEAR            2005(A)
                                   ENDED            THROUGH            ENDED            THROUGH
                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                    2006              2005              2006              2005
Net asset value at beginning
  of period                       $ 10.46            $10.00           $  10.44          $  10.00
                                ------------      ------------      ------------      ------------
Net investment income                0.22              0.11               0.20              0.08
Net realized and unrealized
  gain on investments                0.90              0.47               0.89              0.48
                                ------------      ------------      ------------      ------------
Total from investment
  operations                         1.12              0.58               1.09              0.56
                                ------------      ------------      ------------      ------------
Less dividends and
  distributions:
  From net investment income        (0.22)            (0.08)             (0.20)            (0.08)
  From net realized gain on
    investments                     (0.11)            (0.04)             (0.11)            (0.04)
                                ------------      ------------      ------------      ------------
Total dividends and
  distributions                     (0.33)            (0.12)             (0.31)            (0.12)
                                ------------      ------------      ------------      ------------
Net asset value at end of
  period                          $ 11.25            $10.46           $  11.22          $  10.44
                                ============      ============      ============      ============
Total investment return             10.70%             5.81%(b)          10.42%             5.55%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              2.26%             2.05%+             2.01%             1.80%+
  Net expenses                       0.85%             1.00%+             1.10%             1.25%+
Portfolio turnover rate                45%               76%                45%               76%
Net assets at end of period
  (in 000's)                      $13,577            $9,707           $175,576          $105,420

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.55%    4.94%      6.05%

                                            (After Portfolio operating expenses)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          10965                       10965                       10978
                                                          11964                       11918                       12024
                                                          11781                       11820                       11777
                                                          12938                       13194                       13184
                                                          14138                       14308                       14294
                                                          15478                       15776                       15859
                                                          16178                       16423                       16579
                                                          16840                       17136                       17267
                                                          17208                       17552                       17702
12/31/06                                                  17991                       18313                       18379

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.29%    4.67%      5.78%

                                            (After Portfolio operating expenses)

                                                                                                         MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND             LEHMAN BROTHERS           & GOVERNMENT MASTER
                                                        PORTFOLIO             AGGREGATE BOND INDEX                INDEX
                                                    ----------------          --------------------       -----------------------
12/31/96                                                  10000                       10000                       10000
                                                          10937                       10965                       10978
                                                          11903                       11918                       12024
                                                          11691                       11820                       11777
                                                          12807                       13194                       13184
                                                          13959                       14308                       14294
                                                          15245                       15776                       15859
                                                          15896                       16423                       16579
                                                          16505                       17136                       17267
                                                          16817                       17552                       17702
12/31/06                                                  17539                       18313                       18379

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS

Lehman Brothers(R) Aggregate Bond Index*                 4.33%  5.06%   6.24%
Merrill Lynch Corporate & Government Master Index*       3.83   5.16    6.28

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.91% and 6.03% for the Initial Class and 4.65% and 5.77% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-20   MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                   ENDING ACCOUNT                          VALUE (BASED
                                                    VALUE (BASED                         ON HYPOTHETICAL
                                   BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED          EXPENSES
                                    ACCOUNT          RETURNS AND           PAID             RETURN AND             PAID
                                     VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)         DURING
SHARE CLASS                         7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                      $1,000.00          $1,053.30            $2.69            $1,022.40             $2.65
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                      $1,000.00          $1,052.05            $3.98            $1,021.15             $3.92
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-21

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                53.2
Corporate Bonds                                                                   26.9
Short-Term Investments (collateral from securities lending                        10.4
  is 8.7%)
Mortgage-Backed Securities                                                         8.2
Asset-Backed Securities                                                            4.7
Foreign Bonds                                                                      3.0
Yankee Bonds                                                                       0.8
Liabilities in Excess of Cash and Other Assets                                    (7.2)

See Portfolio of Investments on page M-25 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 8/1/35
 2.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 10/1/36
 3.  United States Treasury Note, 4.625%, due
     11/15/16
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 11/1/35
 5.  United States Treasury Note, 4.875%, due 4/30/08
 6.  Federal Home Loan Bank, 3.625%, due 11/14/08
 7.  Morgan Stanley Capital I, 4.80%, due 1/13/41
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 8/1/35
 9.  United States Treasury Note, 4.625%, due
     11/30/08
10.  United States Treasury Note, 4.00%, due 3/15/10

 M-22   MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Bond Portfolio returned 4.55% for Initial Class shares and 4.29% for Service Class shares. Both share classes outperformed the 4.22% return of the average Lipper* Variable Products Corporate Debt Funds A Rated Portfolio for the same period. Initial Class shares outperformed--and Service Class shares underperformed--the 4.33% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

Overweight positions in investment-grade credit, mortgage-backed securities and asset-backed securities contributed positively to the Portfolio's relative performance. During 2006, the Portfolio also received a distribution from an outstanding class action lawsuit.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY IN 2006?

The Portfolio generally maintained a neutral to modestly short duration compared with that of its benchmark.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING 2006?

In 2006, the Treasury yield curve reshaped several times, and Treasury yields rose across the maturity spectrum. Short-term yields rose the most, causing the yield curve to invert for issues with maturities of five years or less and to flatten for issues with longer maturities.

WHAT MARKET FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE YEAR?

The Portfolio benefited from an overweighted position in credit throughout 2006. Credit spreads tightened to multiyear lows in the first half of 2006. After slightly widening during the third quarter, credit spreads tightened once again and ended the year a few basis points tighter than where they began. (A basis point is one-hundredth of a percentage point.)

Strong credit-market technicals and fundamentals contributed to our decision to overweight the credit sector. The bid for credit domestically and internationally was resilient. Stronger-than-anticipated corporate earnings reinforced our view.

WHICH SECTORS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH ONES WERE THE WEAKEST?

The Portfolio's largest holdings by asset class were corporate bonds, mortgage pass-through securities and U.S. Treasurys. Corporate bonds enhanced returns because of tightened spreads. Mortgage pass-through securities also performed well because of low volatility and foreign buying. Returns on all fixed-income assets were hurt by the increase in Treasury yields.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2006?

We reduced the Portfolio's overweight position in credit during the second and third quarters of 2006 when credit appeared to have reached full valuation. As the Treasury curve flattened, we reduced our exposure to longer-maturity credit. When third quarter corporate earnings came in stronger than anticipated, we increased the Portfolio's overweight position in credit once again.


Funds that invest in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-23

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX* AT THE END OF 2006?

As of December 31, 2006, the Portfolio maintained overweight positions relative to the Lehman
Brothers(R) Aggregate Bond Index* in investment-grade credit, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. At year-end, the Portfolio was underweighted in U.S. Treasurys in relation to the benchmark.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-24   MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
LONG-TERM BONDS (96.8%)+
ASSET-BACKED SECURITIES (4.7%)
------------------------------------------------------------------------------
AUTOMOBILE (0.2%)
Drive Auto Receivables Trust
 Series 2005-3, Class A4
 5.09%, due 6/17/13 (a)                             $ 1,000,000   $    994,485
                                                                  ------------
CREDIT CARDS (1.3%)
Chase Issuance Trust
 Series 2005, Class A-10
 4.65%, due 12/17/12                                  2,750,000      2,715,511
MBNA Credit Card Master Note Trust
 Series 2005, Class A-6
 4.50%, due 1/15/13                                   4,000,000      3,931,797
                                                                  ------------
                                                                     6,647,308
                                                                  ------------
HOME EQUITY (3.2%)
Ameriquest Mortgage Securities, Inc.
 Series 2003-13, Class AF6
 5.094%, due 1/25/34                                  1,977,000      1,946,885
Centex Home Equity
 Series 2004-B, Class AF4
 4.122%, due 1/25/32                                  1,234,420      1,202,229
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                  1,000,000      1,001,708
Countrywide Asset-Backed Certificates
 Series 2006-S8, Class A3
 5.555%, due 4/25/36                                  2,000,000      1,986,172
 Series 2006-S5, Class A3
 5.762%, due 6/25/35                                  2,000,000      2,003,308
Equity One ABS, Inc.
 Series 2003-4, Class AF6
 4.833%, due 10/25/34                                 1,500,000      1,479,263
JPMorgan Mortgage Acquisition Corp.
 Series 2006-WF1, Class A6
 6.00%, due 7/25/36                                   1,000,000      1,018,576
Morgan Stanley Mortgage Loan Trust
 Series 2006-17XS, Class A3A
 5.651%, due 10/25/46                                 2,000,000      2,000,000
Residential Asset Mortgage Products, Inc.
 Series 2003-RZ5, Class A7
 4.97%, due 9/25/33                                   1,000,000        981,856
Residential Asset Securities Corp.
 Series 2003-KS9, Class AI6
 4.71%, due 11/25/33                                  1,211,272      1,177,124
Saxon Asset Securities Trust
 Series 2003-1, Class AF5
 4.955%, due 6/25/33                                  1,357,771      1,342,591
                                                                  ------------
                                                                    16,139,712
                                                                  ------------
Total Asset-Backed Securities
 (Cost $23,898,889)                                                 23,781,505
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (26.9%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
Northrop Grumman Space & Mission Systems Corp.
 Series D
 6.38%, due 5/19/08                                 $ 1,600,000   $  1,615,509
Raytheon Co.
 6.40%, due 12/15/18                                  1,175,000      1,257,258
                                                                  ------------
                                                                     2,872,767
                                                                  ------------
AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding Corp.
 8.00%, due 6/15/10                                   1,000,000      1,071,365
                                                                  ------------

BANKS (3.3%)
Bank of America Corp.
 5.42%, due 3/15/17 (a)                               2,000,000      1,970,620
 5.75%, due 8/15/16                                   1,000,000      1,020,626
Keybank N.A.
 5.45%, due 3/3/16                                    1,000,000        993,393
Mellon Financial Corp.
 6.40%, due 5/14/11                                   1,125,000      1,169,934
Mercantile-Safe Deposit & Trust Co.
 5.70%, due 11/15/11                                    750,000        762,495
National City Bank
 5.25%, due 12/15/16 (a)                              1,000,000        978,946
National City Corp.
 3.20%, due 4/1/08                                    1,000,000        971,755
Popular North America, Inc.
 5.20%, due 12/12/07                                  3,000,000      2,990,055
SunTrust Bank
 5.20%, due 1/17/17                                     875,000        851,889
Wachovia Bank N.A.
 4.875%, due 2/1/15                                   1,650,000      1,587,574
Wells Fargo & Co.
 6.375%, due 8/1/11                                   1,000,000      1,047,216
Wells Fargo Bank N.A.
 5.75%, due 5/16/16                                   1,500,000      1,536,250
 5.95%, due 8/26/36                                   1,250,000      1,279,300
                                                                  ------------
                                                                    17,160,053
                                                                  ------------
BEVERAGES (0.4%)
Coca-Cola Enterprises, Inc.
 6.75%, due 1/15/38                                   2,000,000      2,206,990
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
BUILDING MATERIALS (0.2%)
Masco Corp.
 5.75%, due 10/15/08                                $   925,000   $    928,523
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (5.3%)
American General Finance Corp.
 5.375%, due 9/1/09                                   1,000,000      1,001,686
Associates Corp. of North America
 6.95%, due 11/1/18                                   2,000,000      2,240,214
Capital One Bank
 4.25%, due 12/1/08                                   1,000,000        980,261
CIT Group, Inc.
 7.75%, due 4/2/12                                    2,000,000      2,205,014
Countrywide Financial Corp.
 6.25%, due 5/15/16                                   2,000,000      2,038,464
Erac USA Finance Co.
 6.80%, due 2/15/08 (a)                                 485,000        489,873
General Electric Capital Corp.
 6.00%, due 6/15/12                                   3,500,000      3,623,098
Goldman Sachs Group, Inc. (The)
 5.70%, due 9/1/12                                    2,000,000      2,036,872
HSBC Finance Corp.
 4.75%, due 7/15/13                                   4,750,000      4,605,890
JPMorgan Chase & Co.
 4.60%, due 1/17/11                                   2,000,000      1,951,770
Lehman Brothers Holdings, Inc.
 5.75%, due 7/18/11                                     725,000        739,172
Morgan Stanley
 6.75%, due 4/15/11                                   2,000,000      2,113,944
Pricoa Global Funding I
 4.625%, due 6/25/12 (a)                              2,700,000      2,593,814
Residential Capital Corp.
 6.375%, due 6/30/10                                    750,000        758,728
                                                                  ------------
                                                                    27,378,800
                                                                  ------------
ELECTRIC (3.4%)
Arizona Public Service Co.
 5.50%, due 9/1/35                                    1,275,000      1,139,580
Carolina Power & Light Co.
 6.125%, due 9/15/33                                    500,000        517,375
Cleveland Electric Illuminating Co. (The)
 5.65%, due 12/15/13                                  1,000,000        996,674
Commonwealth Edison Co.
 5.40%, due 12/15/11                                  3,525,000      3,497,181
Consumers Energy Co.
 Series C
 4.25%, due 4/15/08                                     210,000        206,803
Dominion Resources, Inc.
 Series D
 5.125%, due 12/15/09                                 4,225,000      4,198,032
Niagara Mohawk Power Corp.
 7.75%, due 10/1/08                                     750,000        777,223
Pacific Gas & Electric Co.
 6.05%, due 3/1/34                                      500,000        504,287

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
ELECTRIC (CONTINUED)
Pepco Holdings, Inc.
 6.45%, due 8/15/12                                 $ 2,125,000   $  2,203,138
Public Service Co. of New Mexico
 4.40%, due 9/15/08                                     500,000        490,839
Public Service Electric & Gas Co.
 6.375%, due 5/1/08                                   3,125,000      3,160,934
                                                                  ------------
                                                                    17,692,066
                                                                  ------------
FOOD (2.1%)
Corn Products International, Inc.
 8.25%, due 7/15/07                                   4,200,000      4,248,157
Delhaize America, Inc.
 8.125%, due 4/15/11                                  1,000,000      1,078,756
Kellogg Co.
 Series B
 6.60%, due 4/1/11                                    2,000,000      2,097,402
Kroger Co. (The)
 7.70%, due 6/1/29                                    1,000,000      1,125,139
Safeway, Inc.
 6.50%, due 3/1/11                                    2,125,000      2,198,444
                                                                  ------------
                                                                    10,747,898
                                                                  ------------
GAS (0.2%)
Atmos Energy Corp.
 4.00%, due 10/15/09                                  1,000,000        962,000
                                                                  ------------

HOME BUILDERS (0.2%)
Lennar Corp.
 Series B
 5.125%, due 10/1/10                                  1,100,000      1,075,116
                                                                  ------------

INSURANCE (2.0%)
American International Group, Inc.
 6.25%, due 5/1/36                                    2,000,000      2,124,958
ASIF Global Financing XVIII
 3.85%, due 11/26/07 (a)                              1,575,000      1,553,892
CIGNA Corp.
 7.00%, due 1/15/11                                     500,000        525,432
Hartford Financial Services Group, Inc. (The)
 5.55%, due 8/16/08                                   2,000,000      2,007,896
Principal Financial Group, Inc.
 6.05%, due 10/15/36                                  1,250,000      1,279,575
Principal Life Income Funding Trust
 5.20%, due 11/15/10                                  1,000,000        997,727
Prudential Financial, Inc.
 5.70%, due 12/14/36                                  1,750,000      1,703,403
                                                                  ------------
                                                                    10,192,883
                                                                  ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
 5.625%, due 6/1/15                                   1,000,000        857,648
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-26 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
x
MEDIA (1.4%)
Belo Corp.
 8.00%, due 11/1/08                                 $ 3,000,000   $  3,112,449
Comcast Cable Communications Holdings, Inc.
 8.375%, due 3/15/13                                  2,100,000      2,392,036
Comcast Corp.
 6.45%, due 3/15/37                                   1,275,000      1,275,688
Walt Disney Co. (The)
 7.00%, due 3/1/32                                      500,000        577,381
                                                                  ------------
                                                                     7,357,554
                                                                  ------------
OIL & GAS (1.0%)
Enterprise Products Operating, L.P.
 Series B
 6.875%, due 3/1/33                                   3,375,000      3,524,053
Motiva Enterprises LLC
 5.20%, due 9/15/12 (a)                                 600,000        592,481
Pemex Project Funding Master Trust
 Series Reg S
 5.75%, due 12/15/15                                    875,000        868,875
                                                                  ------------
                                                                     4,985,409
                                                                  ------------
PHARMACEUTICALS (0.7%)
Bristol-Myers Squibb Co.
 5.875%, due 11/15/36                                 2,000,000      1,968,056
Eli Lilly & Co.
 4.50%, due 3/15/18                                   1,500,000      1,382,898
                                                                  ------------
                                                                     3,350,954
                                                                  ------------
PIPELINES (0.3%)
Duke Capital LLC
 7.50%, due 10/1/09                                   1,476,000      1,553,010
                                                                  ------------
REAL ESTATE (0.2%)
Regency Centers, L.P.
 7.95%, due 1/15/11                                     750,000        812,645
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
Archstone-Smith Operating Trust
 5.25%, due 5/1/15                                      500,000        490,589
AvalonBay Communities, Inc.
 6.625%, due 9/15/11                                  1,000,000      1,050,576
Federal Realty Investment Trust
 5.65%, due 6/1/16                                    1,000,000        995,839
Hospitality Properties Trust
 5.125%, due 2/15/15                                  1,000,000        950,041
Liberty Property, L.P.
 8.50%, due 8/1/10                                      500,000        547,911
New Plan Excel Realty Trust
 5.25%, due 9/15/15                                     500,000        478,657
ProLogis
 5.625%, due 11/15/16                                   500,000        496,266
Rouse Co. (The)
 3.625%, due 3/15/09                                  1,000,000        946,464

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Simon Property Group, L.P.
 5.25%, due 12/1/16                                 $ 3,000,000   $  2,923,143
United Dominion Realty Trust, Inc.
 4.30%, due 7/1/07                                    1,000,000        993,956
                                                                  ------------
                                                                     9,873,442
                                                                  ------------
RETAIL (1.0%)
Federated Department Stores, Inc.
 6.30%, due 4/1/09                                    1,000,000      1,016,669
Home Depot, Inc.
 5.875%, due 12/16/36                                 2,400,000      2,355,178
J.C. Penney Co., Inc.
 8.00%, due 3/1/10                                      420,000        447,184
Yum! Brands, Inc.
 8.875%, due 4/15/11                                  1,000,000      1,121,771
                                                                  ------------
                                                                     4,940,802
                                                                  ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                     500,000        508,228
                                                                  ------------

TELECOMMUNICATIONS (1.8%)
CenturyTel, Inc.
 Series F
 6.30%, due 1/15/08                                   3,092,000      3,112,522
Motorola, Inc.
 7.625%, due 11/15/10                                   649,000        698,800
SBC Communications, Inc.
 5.10%, due 9/15/14                                   1,500,000      1,456,424
Sprint Capital Corp.
 8.375%, due 3/15/12                                  1,250,000      1,389,228
  8.75%, due 3/15/32                                  1,750,000      2,106,319
Verizon Global Funding Corp.
 7.75%, due 12/1/30                                     575,000        674,462
                                                                  ------------
                                                                     9,437,755
                                                                  ------------
TRUCKING & LEASING (0.4%)
TTX Co.
 5.00%, due 4/1/12 (a)                                2,050,000      2,003,276
                                                                  ------------
Total Corporate Bonds
 (Cost $138,552,870)                                               137,969,184
                                                                  ------------

FOREIGN BONDS (3.0%)
------------------------------------------------------------------------------
BANKS (0.2%)
Nordea Bank Sweden AB
 5.25%, due 11/30/12 (a)                                800,000        794,836
                                                                  ------------

BEVERAGES (0.4%)
Diageo Capital PLC
 5.125%, due 1/30/12                                  2,350,000      2,320,653
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
AMVESCAP PLC
 5.90%, due 1/15/07                                   3,000,000      3,000,282
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
 4.50%, due 9/21/15 (a)                             $ 1,750,000   $  1,660,463
                                                                  ------------

MEDIA (0.2%)
Thomson Corp. (The)
 5.75%, due 2/1/08                                    1,000,000      1,002,995
                                                                  ------------

REGIONAL GOVERNMENT (0.8%)
Province of Ontario
 5.50%, due 10/1/08                                   4,000,000      4,022,920
                                                                  ------------

TELECOMMUNICATIONS (0.5%)
Telecom Italia Capital S.A.
 4.00%, due 1/15/10                                     375,000        358,085
 6.00%, due 9/30/34                                     875,000        793,595
Telefonica Europe B.V.
 7.75%, due 9/15/10                                     500,000        537,022
Vodafone Group PLC
 7.75%, due 2/15/10                                   1,000,000      1,065,683
                                                                  ------------
                                                                     2,754,385
                                                                  ------------
Total Foreign Bonds
 (Cost $15,721,424)                                                 15,556,534
                                                                  ------------

MORTGAGE-BACKED SECURITIES (8.2%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (8.2%)
Banc of America Commercial Mortgage, Inc.
 Series 2006-6, Class A2
 5.309%, due 10/10/45                                 3,500,000      3,508,056
 Series 2006-4, Class A3A
 5.60%, due 7/10/46                                   1,000,000      1,015,631
 Series 2006-2, Class AAB
 5.723%, due 5/10/45 (b)                              2,000,000      2,053,094
Bear Stearns Adjustable Rate
 Mortgage Trust
 Series 2005-8, Class A4
 5.096%, due 8/25/35 (a)(b)                             500,000        486,373
Bear Stearns Commercial
 Mortgage Securities
 Series 2006-PW11, Class A3
 5.458%, due 3/11/39 (b)                              1,000,000      1,012,013
 Series 2006-PW11, Class A4
 5.458%, due 3/11/39 (b)                              1,500,000      1,523,249
 Series 2006-PW11, Class AM
 5.458%, due 3/11/39 (b)                                500,000        506,488
 Series 2006-PW13, Class A3
 5.518%, due 9/11/41                                  1,000,000      1,010,629
 Series 2006-PW13, Class A4
 5.54%, due 9/11/41                                   1,000,000      1,014,452

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Bear Stearns Commercial
 Mortgage Securities (continued)
 Series 2006-PW12, Class AAB
 5.686%, due 9/11/38 (b)                            $ 1,000,000   $  1,024,365
Credit Suisse Mortgage
 Capital Certificates
 Series 2006-C1, Class AM
 5.556%, due 2/15/39 (b)                              5,000,000      5,076,548
JPMorgan Chase Commercial
 Mortgage Securities Corp.
 Series 2006-CB17, Class A4
 5.429%, due 12/12/43                                 2,500,000      2,512,679
 Series 2006-CB16, Class A3B
 5.579%, due 5/12/45                                  1,000,000      1,010,392
LB-UBS Commercial Mortgage Trust
 Series 2006-C4, Class AAB
 5.874%, due 6/15/32 (b)                              1,225,000      1,269,893
Merrill Lynch Mortgage Trust
 Series 2005-MKB2, Class A4
 5.204%, due 9/12/42 (b)                              1,000,000        990,391
 Series 2005-LC1, Class A3
 5.289%, due 1/12/44 (b)                              2,500,000      2,498,373
Morgan Stanley Capital I
 Series 2004-HQ3, Class A4
V    4.80%, due 1/13/41                              10,000,000      9,697,200
 Series 2006-HQ9, Class AM
 5.773%, due 7/12/44 (b)                              1,000,000      1,028,542
Structured Adjustable Rate
 Mortgage Loan Trust
 Series 2006-8, Class 4A3
 5.75%, due 9/25/36 (b)                               1,000,000        993,920
TBW Mortgage Backed Pass
 Through Certificates
 Series 2006-6, Class A2B
 5.66%, due 1/25/37                                   2,000,000      2,000,000
Wachovia Bank Commercial
 Mortgage Trust
 Series 2006-C29, Class AM
 5.339%, due 11/15/48                                 2,000,000      1,988,881
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $41,884,616)                                                 42,221,169
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (53.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.8%)
 2.625%, due 2/16/07                                  5,000,000      4,984,540
V    3.625%, due 11/14/08                            10,000,000      9,749,670
 3.75%, due 8/15/07                                   5,000,000      4,954,505
                                                                  ------------
                                                                    19,688,715
                                                                  ------------
FEDERAL HOME LOAN BANK
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.9%)
 Series VN-2015, Class A
 5.46%, due 11/27/15                                  4,407,931      4,405,177
                                                                  ------------

 M-28 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.3%)
 5.50%, due 9/25/13                                 $ 1,500,000   $  1,496,639
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.5%)
 4.00%, due 1/1/21                                    2,765,535      2,600,552
 4.50%, due 8/1/20                                    7,491,263      7,221,003
 4.50%, due 11/1/20                                     908,506        875,730
 4.50%, due 3/1/21                                    1,858,523      1,791,474
 4.50%, due 4/1/21                                      188,377        181,521
 4.50%, due 11/1/21                                   1,091,003      1,051,294
 4.50%, due 5/1/35                                      228,038        213,691
 4.50%, due 8/1/35                                      471,570        441,901
 4.50%, due 10/1/35                                     494,304        463,205
 5.00%, due 10/1/20                                   1,765,024      1,734,172
 5.00%, due 12/1/20                                   5,491,225      5,395,237
 5.00%, due 1/1/21                                      901,288        885,384
 5.00%, due 5/1/21                                    1,607,785      1,579,681
 5.00%, due 7/1/35                                      234,163        226,018
V    5.00%, due 8/1/35                               16,251,037     15,685,778
V    5.00%, due 10/1/36                              14,854,511     14,331,508
 5.454%, due 1/1/36 (b)                               6,730,837      6,712,009
 5.50%, due 12/1/18                                   1,528,667      1,531,265
 5.50%, due 9/1/21                                    2,749,873      2,747,754
 5.50%, due 1/1/36                                      219,830        217,446
 5.50%, due 10/1/36                                     999,999        988,854
 5.50%, due 12/1/36                                     500,000        494,427
 6.00%, due 8/1/21                                    2,452,289      2,485,293
 6.00%, due 12/1/35                                      66,052         66,555
 6.00%, due 8/1/36                                    5,900,000      5,943,636
 6.50%, due 7/1/17                                      292,330        299,082
 6.50%, due 11/1/35                                   1,211,445      1,235,084
 6.50%, due 1/1/36                                      818,932        834,253
 7.00%, due 1/1/33                                    1,320,624      1,357,650
                                                                  ------------
                                                                    79,591,457
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 5.25%, due 8/1/12                                    2,000,000      2,009,724
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (15.6%)
 4.00%, due 10/1/20                                       1,005            946
 4.50%, due 12/1/19                                      13,446         12,987
 4.50%, due 9/1/20                                      119,986        115,762
 4.50%, due 9/1/35                                    2,907,442      2,725,366
 5.00%, due 1/1/21                                    1,432,566      1,408,239
 5.00%, due 2/1/21                                      891,427        876,254
 5.00%, due 5/1/21                                      387,265        380,674
 5.00%, due 5/1/33                                           89             86
 5.00%, due 4/1/36                                          137            132
 5.00%, due 5/1/36                                    3,122,672      3,014,680
 5.389%, due 1/1/36 (b)                               1,915,977      1,907,853
 5.50%, due 5/1/16                                      962,164        965,320

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 6/1/35                                  $ 3,842,649   $  3,798,760
 5.50%, due 7/1/35                                    3,830,577      3,786,826
V    5.50%, due 8/1/35                                9,424,617      9,316,972
 5.50%, due 10/1/35                                   1,464,394      1,447,669
V    5.50%, due 11/1/35                              12,002,874     11,865,782
 5.50%, due 12/1/35                                   1,872,991      1,851,599
 5.50%, due 5/1/36                                    1,948,467      1,925,531
 5.50%, due 8/1/36                                    2,487,111      2,457,835
 5.50%, due 10/1/36                                   3,469,325      3,428,489
 5.50%, due 12/1/36                                   1,489,825      1,472,289
 5.964%, due 7/1/36 (b)                                 979,280        984,469
 6.00%, due 2/1/14                                      441,192        448,075
 6.00%, due 1/1/36                                    5,368,590      5,404,955
 6.00%, due 6/1/36                                    3,880,536      3,906,810
 6.00%, due 7/1/36                                    1,906,435      1,919,343
 6.00%, due 8/1/36                                       97,559         98,219
 6.00%, due 9/1/36                                    3,912,339      3,938,829
 6.00%, due 10/15/36                                    962,387        975,806
 6.00%, due 11/1/36                                   1,998,057      2,011,585
 6.50%, due 11/1/09                                     222,173        223,607
 6.50%, due 10/1/27                                      48,614         49,829
 6.50%, due 1/1/28                                      253,898        260,680
 6.50%, due 7/1/35                                      579,130        590,169
 6.50%, due 3/1/36                                      945,250        963,072
 6.50%, due 9/1/36                                    4,370,246      4,452,643
 7.00%, due 2/1/27                                      344,465        355,649
 7.00%, due 1/1/28                                      340,336        351,482
 7.00%, due 4/1/31                                       67,334         69,288
 7.50%, due 7/1/28                                      168,876        176,341
                                                                  ------------
                                                                    79,940,902
                                                                  ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.5%)
 Series R005, Class AB
 5.50%, due 12/15/18                                  2,684,719      2,676,850
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (2.5%)
 Series 2003-96, Class C
 4.396%, due 1/16/24                                  3,000,000      2,937,658
 Series 2005-87, Class B
 5.116%, due 1/16/28 (b)                              5,000,000      4,962,418
 Series 2002-35, Class D
 6.287%, due 1/16/27 (b)                              5,000,000      5,211,676
                                                                  ------------
                                                                    13,111,752
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 5.00%, due 9/15/35                                   3,466,761      3,371,928
 5.50%, due 7/15/35                                   1,673,952      1,666,307
 5.50%, due 8/15/35                                     803,118        799,451
 5.50%, due 5/15/36                                     981,740        977,021
 5.50%, due 7/15/36                                   2,494,415      2,482,425
 5.50%, due 11/15/36                                    999,001        994,199

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 6.00%, due 1/15/36                                 $ 2,598,716   $  2,634,950
 6.50%, due 1/15/36                                   1,524,631      1,564,289
 6.50%, due 3/15/36                                     761,417        781,223
 7.00%, due 7/15/31                                     163,409        168,874
 9.00%, due 4/15/26                                     127,529        137,891
                                                                  ------------
                                                                    15,578,558
                                                                  ------------
UNITED STATES TREASURY BONDS (2.3%)
 4.50%, due 2/15/36 (c)                               5,456,000      5,188,318
 5.375%, due 2/15/31 (c)                              5,000,000      5,355,860
 6.25%, due 8/15/23 (c)                               1,000,000      1,151,016
                                                                  ------------
                                                                    11,695,194
                                                                  ------------
UNITED STATES TREASURY NOTES (8.4%)
 3.375%, due 2/15/08 (c)                              2,800,000      2,751,109
V    4.00%, due 3/15/10 (c)                           8,150,000      7,979,037
V    4.625%, due 11/30/08 (c)                         9,040,000      9,007,159
V    4.625%, due 11/15/16 (c)                        13,025,000     12,939,530
V    4.875%, due 4/30/08                             10,300,000     10,290,339
                                                                  ------------
                                                                    42,967,174
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $273,871,894)                                               273,162,142
                                                                  ------------

YANKEE BONDS (0.8%)(D)
------------------------------------------------------------------------------
BEVERAGES (0.3%)
Molson Coors Capital Finance ULC
 4.85%, due 9/22/10                                   1,500,000      1,469,966
                                                                  ------------
INSURANCE (0.3%)
ACE, Ltd.
 6.00%, due 4/1/07                                    1,750,000      1,751,811
                                                                  ------------

INVESTMENT COMPANY (0.2%)
SIUK PLC
 8.23%, due 2/1/27                                      750,000        780,561
                                                                  ------------
Total Yankee Bonds
 (Cost $4,005,163)                                                   4,002,338
                                                                  ------------
Total Long-Term Bonds
 (Cost $497,934,856)                                               496,692,872
                                                                  ------------

SHORT-TERM INVESTMENTS (10.4%)
------------------------------------------------------------------------------
FEDERAL AGENCY (1.7%)
Federal Farm Credit Bank
 4.85%, due 1/2/07                                    8,980,000      8,978,790
                                                                  ------------
Total Federal Agency
 (Cost $8,978,790)                                                   8,978,790
                                                                  ------------

                                                     PRINCIPAL
                                                      AMOUNT         VALUE
COMMERCIAL PAPER (2.0%)
Barton Capital LLC
 5.298%, due 1/4/07 (e)                             $   824,707   $    824,707
Charta LLC
 5.314%, due 1/11/07 (e)                                844,870        844,870
Ciesco, Inc.
 5.305%, due 1/10/07 (e)                              1,102,627      1,102,627
Compass Securitization LLC
 5.324%, due 1/18/07 (e)                              1,126,493      1,126,493
Fairway Finance Corp.
 5.301%, due 1/8/07 (e)                                 844,870        844,870
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (e)                                833,282        833,282
Greyhawk Funding LLC
 5.305%, due 1/5/07 (e)                                 826,318        826,318
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (e)                                844,870        844,870
Liberty Street Funding Co.
 5.325%, due 1/29/07 (e)                                281,623        281,623
Old Line Funding LLC
 5.303%, due 1/9/07 (e)                               1,103,861      1,103,861
Ranger Funding LLC
 5.308%, due 1/30/07 (e)                                844,870        844,870
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (e)                                844,870        844,870
                                                                  ------------
Total Commercial Paper
 (Cost $10,323,261)                                                 10,323,261
                                                                  ------------

                                                         SHARES
x
INVESTMENT COMPANY (1.1%)
BGI Institutional Money
 Market Fund (e)                                      5,882,944      5,882,944
                                                                  ------------
Total Investment Company
 (Cost $5,882,944)                                                   5,882,944
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
x
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $281,793 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $278,942 and a Market Value
 of $291,593) (e)                                   $   281,623        281,623
                                                                  ------------
Total Repurchase Agreement
 (Cost $281,623)                                                       281,623
                                                                  ------------

 M-30 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (5.5%)
Abbey National PLC
 5.34%, due 1/2/07 (e)                              $ 3,379,478   $  3,379,478
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                                2,252,986      2,252,986
Bank of America Corp.
 5.27%, due 1/19/07 (b) (e)                           2,252,986      2,252,986
Bank of Montreal
 5.30%, due 1/26/07 (e)                               1,408,116      1,408,116
Barclays
 5.32%, due 1/18/07 (e)                               1,858,713      1,858,713
Calyon
 5.31%, due 2/12/07 (e)                               2,252,986      2,252,986
Citigroup
 5.325%, due 3/22/07 (e)                              1,971,362      1,971,362
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (e)                               2,140,336      2,140,336
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                               2,252,986      2,252,986
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (e)                               2,084,012      2,084,012
Rabobank Nederland
 5.29%, due 3/6/07 (e)                                1,689,739      1,689,739
Standard Chartered Bank
 5.29%, due 1/10/07 (e)                               2,252,986      2,252,986
UBS AG
 5.285%, due 1/12/07 (e)                              2,252,986      2,252,986
                                                                  ------------
Total Time Deposits
 (Cost $28,049,672)                                                 28,049,672
                                                                  ------------
Total Short-Term Investments
 (Cost $53,516,290)                                                 53,516,290
                                                                  ------------
Total Investments
 (Cost $551,451,146) (f)                                  107.2%   550,209,162(g)
Liabilities in Excess of
 Cash and Other Assets                                     (7.2)   (36,717,217)
                                                    -----------   ------------
Net Assets                                                100.0%  $513,491,945
                                                    ===========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(c) Represents a security, or a portion thereof, which is out on loan.
(d)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  The cost for federal income tax purposes is $551,489,360.
(g)  At December 31, 2006 net unrealized depreciation was
     $1,280,198, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,745,652 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,025,850.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $551,451,146) including $43,520,448 market
  value of securities loaned                    $550,209,162
Cash                                                   5,317
Receivables:
  Dividends and interest                           4,259,582
  Investment securities sold                       2,815,171
  Fund shares sold                                 1,258,619
Other assets                                           1,295
                                                -------------
    Total assets                                 558,549,146
                                                -------------

LIABILITIES:
Securities lending collateral                     44,537,500
Payables:
  Fund shares redeemed                               148,690
  Adviser (See Note 3)                               108,141
  Shareholder communication                           89,537
  Administrator (See Note 3)                          86,513
  Professional fees                                   56,698
  NYLIFE Distributors (See Note 3)                    21,816
  Custodian                                            4,413
  Directors                                              707
Accrued expenses                                       3,186
                                                -------------
    Total liabilities                             45,057,201
                                                -------------
Net assets                                      $513,491,945
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    301,549
  Service Class                                       76,253
Additional paid-in capital                       496,587,004
Accumulated undistributed net investment
  income                                          22,228,200
Accumulated net realized loss on investments      (4,459,077)
Net unrealized depreciation on investments        (1,241,984)
                                                -------------
Net assets                                      $513,491,945
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $410,139,454
                                                =============
Shares of capital stock outstanding               30,154,887
                                                =============
Net asset value per share outstanding           $      13.60
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $103,352,491
                                                =============
Shares of capital stock outstanding                7,625,279
                                                =============
Net asset value per share outstanding           $      13.55
                                                =============

 M-32 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $24,656,976
  Income from securities loaned--net                 148,277
                                                 ------------
    Total income                                  24,805,253
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,197,537
  Administration (See Note 3)                        958,030
  Distribution and service--Service Class
    (See Note 3)                                     241,056
  Shareholder communication                          129,617
  Professional fees                                  106,854
  Custodian                                           50,357
  Directors                                           27,147
  Miscellaneous                                       23,566
                                                 ------------
    Total expenses                                 2,734,164
                                                 ------------
Net investment income                             22,071,089
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (2,377,123)
Net change in unrealized appreciation on
  investments                                      1,948,426
                                                 ------------
Net realized and unrealized loss on investments     (428,697)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $21,642,392
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                              2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income                $ 22,071,089   $ 18,724,029
 Net realized gain (loss) on
  investments                           (2,377,123)       182,082
 Net change in unrealized
  appreciation (depreciation) on
  investments                            1,948,426     (8,874,165)
                                      ---------------------------
 Net increase in net assets
  resulting from operations             21,642,392     10,031,946
                                      ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                        (4,799,733)   (12,199,238)
   Service Class                        (1,023,785)    (2,763,426)
                                      ---------------------------
 Total dividends to shareholders        (5,823,518)   (14,962,664)
                                      ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       102,429,445     12,598,504
   Service Class                        19,049,448     32,641,073
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                         4,799,733     12,199,238
   Service Class                         1,023,785      2,763,426
                                      ---------------------------
                                       127,302,411     60,202,241
 Cost of shares redeemed:
   Initial Class                       (87,345,751)   (64,610,877)
   Service Class                       (10,282,879)    (5,427,254)
                                      ---------------------------
                                       (97,628,630)   (70,038,131)
   Increase (decrease) in net assets
    derived from capital share
    transactions                        29,673,781     (9,835,890)
                                      ---------------------------
   Net increase (decrease) in net
    assets                              45,492,655    (14,766,608)

NET ASSETS:
Beginning of year                      467,999,290    482,765,898
                                      ---------------------------
End of year                           $513,491,945   $467,999,290
                                      ===========================
Accumulated undistributed net
 investment income at end of year     $ 22,228,200   $  5,822,678
                                      ===========================

 M-34 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.mainstayfunds.com     M-35

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                            --------      --------      --------      --------      --------
Net investment income                           0.58          0.53(b)       0.47          0.52(b)       0.60
Net realized and unrealized gain (loss) on
  investments                                   0.02         (0.24)         0.08          0.10          0.64
                                            --------      --------      --------      --------      --------
Total from investment operations                0.60          0.29          0.55          0.62          1.24
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.16)        (0.44)        (0.50)        (0.59)        (0.61)
  From net realized gain on investments           --            --         (0.15)        (0.35)        (0.01)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.16)        (0.44)        (0.65)        (0.94)        (0.62)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  13.60      $  13.16      $  13.31      $  13.41      $  13.73
                                            ========      ========      ========      ========      ========
Total investment return                         4.55%         2.18%(e)      4.09%         4.52%         9.48%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.66%         3.96%         3.36%         3.75%         4.93%
  Net expenses                                  0.52%         0.36%         0.54%         0.54%         0.52%
  Expenses (before reimbursement)               0.52%         0.51%         0.54%         0.54%         0.52%
Portfolio turnover rate                          166%(h)       277%(h)       335%          149%           76%
Net assets at end of period (in 000's)      $410,139      $377,607      $421,046      $485,033      $481,740

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31, 2005.
(f)  Less than one tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 147% and 161% for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.

 M-36 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ----------------------------------------------------
                                              JUNE 4,
                                              2003(A)
                                              THROUGH
       YEAR ENDED DECEMBER 31,              DECEMBER 31,
      2006         2005         2004            2003
    $  13.12      $ 13.29      $ 13.40        $ 14.33
    --------      -------      -------      ------------
        0.57         0.50(b)      0.46           0.28(b)
        0.00(c)     (0.25)        0.05          (0.28)
    --------      -------      -------      ------------
        0.57         0.25         0.51           0.00(c)
    --------      -------      -------      ------------
       (0.14)       (0.42)       (0.47)         (0.58)
          --           --        (0.15)         (0.35)
    --------      -------      -------      ------------
       (0.14)       (0.42)       (0.62)         (0.93)
    --------      -------      -------      ------------
    $  13.55      $ 13.12      $ 13.29        $ 13.40
    ========      =======      =======      ============
        4.29%        1.89%(e)     3.83%          0.00%(d)(f)
        4.41%        3.71%        3.11%          3.50%+(g)
        0.77%        0.61%        0.79%          0.79%+
        0.77%        0.76%        0.79%          0.79%+
         166%(h)      277%(h)      335%           149%
    $103,352      $90,392      $61,720        $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.45%    0.71%      4.27%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/96                                                  10000                       10000                       10000
                                                          12349                       13336                       13049
                                                          17058                       17148                       18100
                                                          21393                       20756                       24101
                                                          19101                       18866                       18697
                                                          14666                       16624                       14878
                                                          10145                       12950                       10730
                                                          12883                       16664                       13922
                                                          13419                       18478                       14799
                                                          14547                       19385                       15577
12/31/06                                                  15194                       22447                       16991

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.19%    0.45%      4.00%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/96                                                  10000                       10000                       10000
                                                          12316                       13336                       13049
                                                          16969                       17148                       18100
                                                          21224                       20756                       24101
                                                          18896                       18866                       18697
                                                          14473                       16624                       14878
                                                           9986                       12950                       10730
                                                          12651                       16664                       13922
                                                          13144                       18478                       14799
                                                          14209                       19385                       15577
12/31/06                                                  14804                       22447                       16991

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS

Russell 1000(R) Growth Index*                             9.07%  2.69%   5.44%
S&P 500(R) Index*                                        15.79   6.19    8.42

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.66% and 4.25% for the Initial Class and 0.41% and 3.98% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-38   MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,052.70            $3.21            $1,021.90             $3.16
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,051.45            $4.50            $1,020.65             $4.43
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-39

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.5
Short-Term Investments (collateral from securities lending                         5.6
  is 3.2%)
Liabilities in Excess of Cash and Other Assets                                    (4.1)

See Portfolio of Investments on page M-42 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Microsoft Corp.
 2.  Apple Computer, Inc.
 3.  Coach, Inc.
 4.  Thermo Fisher Scientific, Inc.
 5.  Danaher Corp.
 6.  Kohl's Corp.
 7.  Weatherford International, Ltd.
 8.  General Electric Co.
 9.  Praxair, Inc.
10.  WellPoint, Inc.

 M-40   MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Capital Appreciation Portfolio returned 4.45% for Initial Class shares and 4.19% for Service Class shares. Both share classes underperformed the 6.31% return of the average Lipper* Variable Products Large-Cap Growth Portfolio for the same period. Both share classes underperformed the 9.07% return of the Russell 1000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

The Portfolio's relative performance resulted from a combination of adverse stock selection and sector weightings.

WHICH PORTFOLIO HOLDINGS WERE STRONG PERFORMERS IN 2006 AND WHICH STOCKS WERE PARTICULARLY WEAK?

Among the Portfolio's strongest-performing stocks during 2006 were Research In Motion, Morgan Stanley and Kohl's. Each of these stocks strongly outperformed the Russell 1000(R) Growth Index* during the year.

Among the Portfolio's greatest detractors were Intel, UnitedHealth Group and BJ Services. Omnicare was also particularly weak.

IN 2006, WHICH PORTFOLIO SECTORS WERE STRONG PERFORMERS AND WHICH WERE WEAK?

The Portfolio's top three sectors on an absolute basis during 2006 were materials, industrials and consumer discretionary. Materials and industrials sector holdings had a largely neutral impact on the Portfolio's relative performance. The Portfolio's consumer discretionary holdings, however, underperformed sector-related stocks in the Russell 1000(R) Growth Index,* and the Portfolio's overweighted position in the sector detracted from relative performance.

The Portfolio's positions in the consumer staples, financials and information technology sectors all detracted from the Portfolio's performance relative to the Russell 1000(R) Growth Index,* as did consumer discretionary and health care holdings.

HOW DID THE PORTFOLIO'S WEIGHTINGS AFFECT PERFORMANCE IN 2006?

The Portfolio was market-weighted in the materials sector at year-end, and the Portfolio's materials holdings rose slightly less than sector-related stocks in the Russell 1000(R) Growth Index.* The Portfolio's overweighted position in the consumer discretionary sector detracted from relative performance, and individual stock selection in the sector caused the Portfolio's consumer discretionary holdings to underperform consumer discretionary stocks in the Russell 1000(R) Growth Index.*

With such underperforming health care stocks as UnitedHealth Group and Omnicare, the Portfolio's modestly overweighted health care position detracted from relative performance. The Portfolio was under-weighted relative to the Russell 1000(R) Growth Index* in consumer staples, financials and information technology, and Portfolio holdings within these sectors detracted from performance relative to the benchmark.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2006?

We believe that it's nearly impossible to predict the movement of macroeconomic factors that can influence the price of equities, such as the direction of interest rates or the price of oil. For this reason, we continued to focus keenly on the fundamental trends of the stocks the Portfolio holds, as well as those of other stocks we monitor closely. At year-end 2006, the stocks in the Portfolio continued to exhibit above-average revenue and earnings growth and had price-to-earnings multiples that we felt were generally reasonable.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com     M-41

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (98.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.4%)
L-3 Communications Holdings, Inc.                      171,200   $ 14,000,736
Precision Castparts Corp.                               49,500      3,874,860
United Technologies Corp.                              275,100     17,199,252
                                                                 ------------
                                                                   35,074,848
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.9%)
FedEx Corp.                                            143,400     15,576,108
                                                                 ------------

AUTOMOBILES (1.8%)
Harley-Davidson, Inc. (a)                              200,700     14,143,329
                                                                 ------------
BEVERAGES (1.7%)
PepsiCo, Inc.                                          219,100     13,704,705
                                                                 ------------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (b)                                        163,000     11,134,530
Genentech, Inc. (b)                                    154,900     12,567,037
Gilead Sciences, Inc. (b)                              234,200     15,206,606
                                                                 ------------
                                                                   38,908,173
                                                                 ------------
CAPITAL MARKETS (3.5%)
Ameriprise Financial, Inc.                              82,000      4,469,000
Lehman Brothers Holdings, Inc.                         123,400      9,640,008
Morgan Stanley                                         172,000     14,005,960
                                                                 ------------
                                                                   28,114,968
                                                                 ------------
CHEMICALS (2.4%)
V  Praxair, Inc.                                       321,900     19,098,327
                                                                 ------------

COMMUNICATIONS EQUIPMENT (6.0%)
Cisco Systems, Inc. (b)                                431,100     11,781,963
Corning, Inc. (b)                                      756,400     14,152,244
Motorola, Inc.                                         739,600     15,206,176
Research In Motion, Ltd. (b)                            51,200      6,542,336
                                                                 ------------
                                                                   47,682,719
                                                                 ------------
COMPUTERS & PERIPHERALS (4.6%)
V  Apple Computer, Inc. (b)                            275,200     23,347,968
EMC Corp. (b)                                          999,500     13,193,400
                                                                 ------------
                                                                   36,541,368
                                                                 ------------
CONSUMER FINANCE (3.1%)
American Express Co.                                   269,600     16,356,632
Capital One Financial Corp.                            110,400      8,480,928
                                                                 ------------
                                                                   24,837,560
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
Bank of America Corp.                                  219,700     11,729,783
JPMorgan Chase & Co.                                   165,200      7,979,160
                                                                 ------------
                                                                   19,708,943
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (9.5%)
Baker Hughes, Inc.                                     243,800   $ 18,202,108
BJ Services Co. (a)                                    398,300     11,678,156
ENSCO International, Inc.                              183,600      9,191,016
Transocean, Inc. (b)                                   216,100     17,480,329
V  Weatherford International, Ltd. (b)                 461,600     19,290,264
                                                                 ------------
                                                                   75,841,873
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (7.1%)
Caremark Rx, Inc.                                      173,300      9,897,163
Coventry Health Care, Inc. (b)                         164,500      8,233,225
Quest Diagnostics, Inc.                                174,900      9,269,700
UnitedHealth Group, Inc.                               207,400     11,143,602
V  WellPoint, Inc. (b)                                 231,400     18,208,866
                                                                 ------------
                                                                   56,752,556
                                                                 ------------
HOUSEHOLD DURABLES (1.3%)
Harman International Industries, Inc.                  107,000     10,690,370
                                                                 ------------

INDUSTRIAL CONGLOMERATES (2.4%)
V  General Electric Co.                                514,400     19,140,824
                                                                 ------------

INSURANCE (1.7%)
Prudential Financial, Inc.                             156,900     13,471,434
                                                                 ------------

INTERNET SOFTWARE & SERVICES (1.3%)
Akamai Technologies, Inc. (a)(b)                       201,400     10,698,368
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (2.8%)
V  Thermo Fisher Scientific, Inc. (a)(b)               487,200     22,065,288
                                                                 ------------

MACHINERY (3.5%)
Caterpillar, Inc.                                      136,400      8,365,412
V  Danaher Corp.                                       273,800     19,834,072
                                                                 ------------
                                                                   28,199,484
                                                                 ------------
MEDIA (4.7%)
Comcast Corp. Class A (b)                              320,500     13,566,765
News Corp. Class A                                     489,300     10,510,164
Omnicom Group, Inc.                                    128,500     13,433,390
                                                                 ------------
                                                                   37,510,319
                                                                 ------------
MULTILINE RETAIL (4.4%)
V  Kohl's Corp. (a)(b)                                 288,400     19,735,212
Target Corp.                                           266,600     15,209,530
                                                                 ------------
                                                                   34,944,742
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-42 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.9%)
Apache Corp.                                            89,000   $  5,919,390
Peabody Energy Corp.                                   220,500      8,910,405
                                                                 ------------
                                                                   14,829,795
                                                                 ------------
PHARMACEUTICALS (2.2%)
Johnson & Johnson                                      272,100     17,964,042
                                                                 ------------
ROAD & RAIL (1.3%)
Norfolk Southern Corp.                                 214,500     10,787,205
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Intel Corp.                                            804,200     16,285,050
Linear Technology Corp.                                140,600      4,262,992
National Semiconductor Corp.                           526,100     11,942,470
                                                                 ------------
                                                                   32,490,512
                                                                 ------------
SOFTWARE (5.2%)
Autodesk, Inc. (b)                                     110,600      4,474,876
BEA Systems, Inc. (b)                                  543,500      6,837,230
V  Microsoft Corp.                                   1,025,800     30,630,387
                                                                 ------------
                                                                   41,942,493
                                                                 ------------
SPECIALTY RETAIL (4.0%)
Bed Bath & Beyond, Inc. (b)                            300,900     11,464,290
Best Buy Co., Inc.                                     233,500     11,485,865
Lowe's Cos., Inc. (a)                                  277,900      8,656,585
                                                                 ------------
                                                                   31,606,740
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (4.3%)
V  Coach, Inc. (b)                                     528,500     22,704,360
NIKE, Inc. Class B                                     119,100     11,794,473
                                                                 ------------
                                                                   34,498,833
                                                                 ------------
Total Common Stocks
 (Cost $576,142,335)                                              786,825,926
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (5.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Barton Capital LLC
 5.298%, due 1/4/07 (c)                             $  478,138        478,138
Charta LLC
 5.314%, due 1/11/07 (c)                               489,827        489,827
Ciesco, Inc.
 5.305%, due 1/10/07 (c)                               639,267        639,267
Compass Securitization LLC
 5.324%, due 1/18/07 (c)                               653,103        653,103
Fairway Finance Corp.
 5.301%, due 1/8/07 (c)                                489,827        489,827
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (c)                               483,110        483,110

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group, Inc.
 5.29%, due 1/11/07                                 $4,805,000   $  4,797,939
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                                479,072        479,072
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (c)                               489,827        489,827
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                               163,276        163,276
Old Line Funding LLC
 5.303%, due 1/9/07 (c)                                639,982        639,982
Prudential Funding LLC
 5.26%, due 1/3/07                                   6,695,000      6,693,044
Ranger Funding LLC
 5.308%, due 1/30/07 (c)                               489,827        489,827
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (c)                               489,827        489,827
Toyota Motor Credit Co.
 5.27%, due 1/3/07                                   7,450,000      7,447,819
                                                                 ------------
Total Commercial Paper
 (Cost $24,923,885)                                                24,923,885
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (c)              3,410,736      3,410,736
                                                                 ------------
Total Investment Company
 (Cost $3,410,736)                                                  3,410,736
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $163,374 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $161,721 and a Market Value
 of $169,056) (c)                                   $  163,276        163,276
                                                                 ------------
Total Repurchase Agreement
 (Cost $163,276)                                                      163,276
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (2.1%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                              $1,959,310   $  1,959,310
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                               1,306,207      1,306,207
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                           1,306,207      1,306,207
Bank of Montreal
 5.30%, due 1/26/07 (c)                                816,379        816,379
Barclays
 5.32%, due 1/18/07 (c)                              1,077,620      1,077,620
Calyon
 5.31%, due 2/12/07 (c)                              1,306,207      1,306,207
Citigroup
 5.325%, due 3/22/07 (c)                             1,142,931      1,142,931
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (c)                              1,240,896      1,240,896
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                              1,306,207      1,306,207
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (c)                              1,208,241      1,208,241
Rabobank Nederland
 5.29%, due 3/6/07 (c)                                 979,655        979,655
Standard Chartered Bank
 5.29%, due 1/10/07 (c)                              1,306,207      1,306,207
UBS AG
 5.285%, due 1/12/07 (c)                             1,306,207      1,306,207
                                                                 ------------
Total Time Deposits
 (Cost $16,262,274)                                                16,262,274
                                                                 ------------
Total Short-Term Investments
 (Cost $44,760,171)                                                44,760,171
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Total Investments
 (Cost $620,902,506) (e)                            $    104.1%  $831,586,097(f)
Liabilities in Excess of
 Cash and Other Assets                                    (4.1)   (32,501,742)
                                                    ----------   ------------
Net Assets                                               100.0%  $799,084,355
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  The cost for federal income tax purposes is $621,156,273.
(f)  At December 31, 2006 net unrealized appreciation was
     $210,429,824, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $214,418,812 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $3,988,988.

 M-44 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost
  $620,902,506) including $24,993,226 market
  value of securities loaned                   $ 831,586,097
Cash                                                  12,009
Receivables:
  Investment securities sold                       3,194,881
  Dividends and interest                             427,602
  Fund shares sold                                   113,098
Other assets                                           2,489
                                               -------------
    Total assets                                 835,336,176
                                               -------------

LIABILITIES:
Securities lending collateral                     25,821,369
Payables:
  Investment securities purchased                  9,475,096
  Fund shares redeemed                               345,616
  Adviser (See Note 3)                               247,781
  Administrator (See Note 3)                         137,656
  Shareholder communication                          133,081
  Professional fees                                   71,189
  NYLIFE Distributors (See Note 3)                    13,074
  Custodian                                            2,536
  Directors                                            1,175
Accrued expenses                                       3,248
                                               -------------
    Total liabilities                             36,251,821
                                               -------------
Net assets                                     $ 799,084,355
                                               =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                $     304,353
  Service Class                                       25,188
Additional paid-in capital                       788,669,292
Accumulated undistributed net investment
  income                                             945,648
Accumulated net realized loss on investments    (201,543,717)
Net unrealized appreciation on investments       210,683,591
                                               -------------
Net assets                                     $ 799,084,355
                                               =============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 738,277,962
                                               =============
Shares of capital stock outstanding               30,435,310
                                               =============
Net asset value per share outstanding          $       24.26
                                               =============
SERVICE CLASS
Net assets applicable to outstanding shares    $  60,806,393
                                               =============
Shares of capital stock outstanding                2,518,769
                                               =============
Net asset value per share outstanding          $       24.14
                                               =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 5,815,079
  Interest                                           447,645
  Income from securities loaned--net                  51,679
                                                 ------------
    Total income                                   6,314,403
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            3,025,911
  Administration (See Note 3)                      1,681,061
  Shareholder communication                          215,966
  Professional fees                                  162,281
  Distribution and service--Service Class
    (See Note 3)                                     149,671
  Directors                                           50,176
  Custodian                                           28,491
  Miscellaneous                                       54,342
                                                 ------------
    Total expenses                                 5,367,899
                                                 ------------
Net investment income                                946,504
                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  38,084,005
Net change in unrealized appreciation on
  investments                                     (3,391,242)
                                                 ------------
Net realized and unrealized gain on investments   34,692,763
                                                 ------------
Net increase in net assets resulting from
  operations                                     $35,639,267
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $870.

 M-46 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                         2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $     946,504   $   2,875,948
 Net realized gain on
  investments                      38,084,005      36,095,366
 Net change in unrealized
  appreciation on investments      (3,391,242)     30,015,617
                                -----------------------------
 Net increase in net assets
  resulting from operations        35,639,267      68,986,931
                                -----------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                   (2,776,284)        (35,887)
   Service Class                     (100,520)             --
                                -----------------------------
 Total dividends to
  shareholders                     (2,876,804)        (35,887)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   38,080,728      16,944,467
   Service Class                    8,577,662      11,952,375
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                    2,776,284          35,887
   Service Class                      100,520              --
                                -----------------------------
                                   49,535,194      28,932,729
 Cost of shares redeemed:
   Initial Class                 (168,842,878)   (174,917,415)
   Service Class                   (8,859,427)     (5,922,760)
                                -----------------------------
                                 (177,702,305)   (180,840,175)
   Decrease in net assets
    derived from capital share
    transactions                 (128,167,111)   (151,907,446)
                                -----------------------------
   Net decrease in net assets     (95,404,648)    (82,956,402)

NET ASSETS:
Beginning of year                 894,489,003     977,445,405
                                -----------------------------
End of year                     $ 799,084,355   $ 894,489,003
                                =============================
Accumulated undistributed net
 investment income at end of
 year                           $     945,648   $   2,875,948
                                =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                ------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                  2006          2005          2004           2003           2002
Net asset value at beginning
  of period                     $  23.31      $  21.51      $  20.70      $    16.33      $  23.64
                                --------      --------      --------      ----------      --------
Net investment income (loss)        0.05          0.07 (b)      0.05            0.04(b)       0.02
Net realized and unrealized
  gain (loss) on investments        0.99          1.73          0.81            4.37         (7.31)
                                --------      --------      --------      ----------      --------
Total from investment
  operations                        1.04          1.80          0.86            4.41         (7.29)
                                --------      --------      --------      ----------      --------
Less dividends:
  From net investment income       (0.09)        (0.00)(c)     (0.05)          (0.04)        (0.02)
                                --------      --------      --------      ----------      --------
Net asset value at end of
  period                        $  24.26      $  23.31      $  21.51      $    20.70      $  16.33
                                ========      ========      ========      ==========      ========
Total investment return             4.45%         8.41%(e)      4.16%          26.99%       (30.83%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      0.13%         0.33%         0.24%           0.20%         0.11%
  Net expenses                      0.62%         0.37%         0.65%           0.64%         0.64%
  Expenses (before
    reimbursement)                  0.62%         0.60%         0.65%           0.64%         0.64%
Portfolio turnover rate               28%           22%           34%             26%           72%
Net assets at end of period
  (in 000's)                    $738,278      $835,933      $929,227      $1,011,538      $842,410

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     8.16% and 7.88% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-48 MainStay VP Capital Appreciation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     SERVICE CLASS
-------------------------------------------------------
                                             JUNE 5,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 23.21      $ 21.47      $ 20.68        $ 18.43
    -------      -------      -------      ------------
      (0.03)        0.02(b)      0.02           0.01(b)
       1.00         1.72         0.79           2.27
    -------      -------      -------      ------------
       0.97         1.74         0.81           2.28
    -------      -------      -------      ------------
      (0.04)          --        (0.02)         (0.03)
    -------      -------      -------      ------------
    $ 24.14      $ 23.21      $ 21.47        $ 20.68
    =======      =======      =======      ============
       4.19%        8.10%(e)     3.90%         12.36%(d)
      (0.12%)       0.08%       (0.01%)        (0.05%)+(f)
       0.87%        0.62%        0.90%          0.89%+
       0.87%        0.85%        0.90%          0.89%+
         28%          22%          34%            26%
    $60,806      $58,556      $48,218        $15,582

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

                           ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.57%    2.07%      3.54%
7-DAY CURRENT YIELD: 4.83%(2)

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
12/31/96                                                                   10000                              10000
                                                                           10525                              10514
                                                                           11070                              11050
                                                                           11605                              11574
                                                                           12308                              12262
                                                                           12781                              12728
                                                                           12954                              12896
                                                                           13040                              12976
                                                                           13151                              13077
                                                                           13540                              13425
12/31/06                                                                   14159                              14030

                                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR   YEARS   YEARS

Lipper Money Market Fund Index*                          4.51%  1.97%   3.44%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 2.03% and 3.52% for the Initial Class for the five-year and ten-year periods, respectively.
2. As of 12/31/06, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.88% and a current yield of 4.83%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-50   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,024.20            $2.65            $1,022.40             $2.65
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.52% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-51

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                  42.6
Federal Agencies                                                                  38.5
Corporate Bonds                                                                    9.7
Medium-Term Notes                                                                  9.6
Asset-Backed Security                                                              0.3
Liabilities in Excess of Cash and Other Assets                                    (0.7)

See Portfolio of Investments on page M-55 for specific holdings within these categories.

 M-52   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2006?

For the seven-day period ended December 31, 2006, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 4.83% and an effective yield of 4.88%. For the year ended December 31, 2006, MainStay VP Cash Management Port-folio returned 4.57% for Initial Class shares. The Portfolio outperformed the 4.55% return of the average Lipper* Variable Products Money Market Portfolio over the same period. The Portfolio also outperformed the 4.51% of the Lipper Money Market Fund Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2006?

The progress of the economy affects the money market. According to the Bureau of Economic Analysis, the economy grew at a robust 5.6% seasonally adjusted annual rate in the first quarter of 2006. Since then, growth has moderated, in part because of the slowdown in the housing sector. Real gross domestic product (GDP) increased at a seasonally adjusted annual rate of 2.6% in the second quarter, 2.0% in the third quarter and, according to advance estimates, 3.5% in the fourth quarter.

Residential investment declined at a 19.2% seasonally adjusted annual rate in the fourth quarter, the fifth consecutive quarter in which the sector made a neg-ative contribution to GDP growth. Although growth early in the fourth quarter of 2006 was sluggish, consumer spending picked up in November and December. Warmer weather also boosted construction activity, which helped GDP advance in the fourth quarter.

DID FEDERAL RESERVE ACTION INFLUENCE INTEREST RATE MOVEMENTS?

At the end of 2005, the federal funds target rate was 4.25%. The Federal Open Market Committee met eight times during 2006 and raised the federal funds target rate by 25 basis points at each of the first four of these meetings, bringing the target rate to 5.25% in June 2006. (A basis point is one-hundredth of a percentage point.) The monetary tightening trend, which began in 2004, was continued under the leadership of Dr. Ben Bernanke, who succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board in February 2006. Since June, the Federal Open Market Committee has left the federal funds target rate unchanged, citing, among other reasons, a need to observe the impact of prior rate increases on the economy.

HOW DID TREASURY YIELDS VARY OVER THE COURSE OF THE YEAR?

Robust economic growth in the first quarter and a string of higher-than-expected monthly inflation data helped Treasury yields across the maturity spectrum climb above 5% in the spring of 2006. The decel-eration in economic growth during the summer prompted a sharp decline in yields and raised investors' expectations of interest rate cuts. These expectations receded when strength was observed in consumer spending.

At year-end 2006, the yield on the three-month Treasury bill was 5.01%, or 93 basis points higher than it was a year earlier. Three-month LIBOR(1) was 5.36% at year-end 2006, up from 4.54% at the end of 2005.


1. The London interbank offered rate (LIBOR) is a floating interest rate that is widely used as a base rate in bank, corporate and government lending agreements.

An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although this Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-53

HOW DID THE PORTFOLIO INVEST DURING 2006?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies, such as Fannie Mae, Freddie Mac, the Federal Home Loan Bank (FHLB) and Tennessee Valley Authority (TVA). The Portfolio also held tier-1 securities issued by finance, insurance brokerage and industrial companies, as well as by banks and bank holding companies. Tier-1 securities are generally those money market instruments rated in the highest category by at least two nationally recognized statistical rating organizations.

HOW DID FEDERAL OPEN MARKET COMMITTEE ACTION AFFECT THE PORTFOLIO?

Portfolio returns were strengthened by the Federal Open Market Committee's decision to raise rates from 4.25% to 5.25%, as lower-yielding investments matured and were reinvested in higher-yielding securities.

WHAT WAS THE PORTFOLIO'S AVERAGE MATURITY AT YEAR-END?

As of December 31, 2006, the average maturity of the Portfolio was approximately 61 days.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-54   MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (100.7%)+
-----------------------------------------------------------------------------
ASSET-BACKED SECURITY (0.3%)
USAA Auto Owner Trust
 Series 2006-3, Class A1
 5.405%, due 8/15/07                                $  925,679   $    925,679
                                                                 ------------

COMMERCIAL PAPER (42.6%)
Abbey National North America LLC
 5.19%, due 4/20/07                                  3,000,000      2,952,857
 5.23%, due 2/5/07                                   3,500,000      3,482,203
 5.24%, due 3/7/07                                   2,650,000      2,624,928
Abbott Laboratories
 5.18%, due 1/9/07 (a)                               3,325,000      3,321,173
 5.19%, due 1/23/07 (a)                              2,300,000      2,292,705
ABN-AMRO N.A. Finance, Inc.
 5.16%, due 4/5/07                                   3,500,000      3,452,843
Allianz Finance Corp.
 5.22%, due 2/6/07 (a)                               3,500,000      3,481,730
American General Finance Corp.
 5.16%, due 5/10/07                                  3,600,000      3,533,436
Bankamerica Corp.
 5.25%, due 3/20/07                                  6,700,000      6,623,788
Barclays U.S. Funding Corp.
 5.235%, due 3/5/07                                  3,500,000      3,467,936
 5.25%, due 2/2/07                                   3,000,000      2,986,000
ChevronTexaco Funding Corp.
 5.19%, due 2/13/07                                  2,900,000      2,882,023
 5.22%, due 2/12/07                                  3,500,000      3,478,685
Dexia Delaware LLC
 5.24%, due 1/18/07                                  3,500,000      3,491,339
 5.24%, due 3/13/07                                  3,500,000      3,463,829
HBOS Treasury Services PLC
 5.24%, due 3/6/07                                   3,500,000      3,467,395
 5.25%, due 3/21/07                                  1,360,000      1,344,332
ING U.S. Funding LLC
 5.19%, due 4/5/07                                   3,500,000      3,452,569
 5.205%, due 3/19/07                                 3,500,000      3,461,035
 5.21%, due 4/19/07                                  1,000,000        984,370
KfW International Finance, Inc.
 5.17%, due 3/13/07 (a)                              3,500,000      3,464,313
Lloyds Bank PLC
 5.24%, due 1/29/07                                  3,500,000      3,485,735
MetLife Funding, Inc.
 5.21%, due 2/14/07                                  3,500,000      3,477,713
 5.23%, due 1/16/07                                  3,500,000      3,492,373
National Australia Funding Delaware, Inc.
 5.24%, due 3/19/07 (a)                              3,400,000      3,361,894
 5.25%, due 3/19/07 (a)                              3,600,000      3,559,575


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Nationwide Building Society
 5.245%, due 3/6/07 (a)                             $3,500,000   $  3,467,364
 5.27%, due 1/8/07 (a)                               2,250,000      2,247,695
Nestle Capital Corp.
 5.19%, due 2/28/07 (a)                              2,000,000      1,983,277
 5.21%, due 1/9/07 (a)                               3,500,000      3,495,948
Private Export Funding Corp.
 5.22%, due 1/25/07 (a)                              2,600,000      2,590,952
 5.22%, due 2/8/07 (a)                               1,300,000      1,292,837
 5.26%, due 2/15/07 (a)                              3,000,000      2,980,275
Prudential Funding LLC
 5.20%, due 3/12/07                                  2,275,000      2,251,997
 5.22%, due 3/22/07                                  3,900,000      3,854,760
Ranger Funding Co. LLC
 5.25%, due 1/5/07 (a)                               2,350,000      2,348,629
Royal Bank of Canada
 5.245%, due 2/1/07                                  3,500,000      3,484,192
 5.245%, due 2/2/07                                  3,500,000      3,483,682
Societe Generale North America, Inc.
 5.05%, due 4/20/07                                  3,500,000      3,445,190
 5.22%, due 3/1/07                                   2,750,000      2,726,474
 5.24%, due 3/1/07                                   3,000,000      2,974,237
Svenska Handelsbanken AB
 5.23%, due 3/8/07                                   3,500,000      3,466,441
 5.245%, due 2/14/07                                 3,500,000      3,477,563
Toyota Motor Credit Corp.
 5.17%, due 4/24/07                                  3,600,000      3,541,579
 5.20%, due 3/5/07                                   2,700,000      2,675,430
UBS Finance Delaware LLC
 5.145%, due 3/26/07                                 3,050,000      3,013,385
 5.22%, due 1/8/07                                   4,820,000      4,815,108
 5.22%, due 3/8/07                                   1,300,000      1,287,559
                                                                 ------------
                                                                  149,991,353
                                                                 ------------
CORPORATE BONDS (9.7%)
BP Capital Markets PLC
 2.625%, due 3/15/07                                 2,700,000      2,686,228
Harvard University
 8.125%, due 4/15/07                                 6,235,000      6,282,104
HBOS Treasury Services PLC
 3.625%, due 7/23/07 (a)                             3,500,000      3,467,341
International Business Machines Corp.
 6.45%, due 8/1/07                                   1,900,000      1,911,555
Morgan Stanley
 5.50%, due 11/9/07 (b)                              3,500,000      3,504,520
 5.512%, due 1/12/07 (b)                             3,000,000      3,000,113
Pfizer, Inc.
 2.50%, due 3/15/07                                  3,675,000      3,655,057
Wachovia Bank N.A.
 5.327%, due 3/30/07 (b)                             3,000,000      2,999,807

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Wells Fargo & Co.
 5.423%, due 9/28/07 (b)                            $3,500,000   $  3,502,829
 5.426%, due 3/23/07 (b)                             3,000,000      3,000,725
                                                                 ------------
                                                                   34,010,279
                                                                 ------------
FEDERAL AGENCIES (38.5%)
International Bank for Reconstruction &
 Development (Discount Notes)
 5.155%, due 1/2/07                                  3,100,000      3,099,556
Federal Home Loan Bank
 5.08%, due 2/22/07                                  5,600,000      5,599,910
Federal Home Loan Mortgage Corporation
 5.235%, due 6/19/07 (b)                             4,300,000      4,300,000
 5.35%, due 11/21/07                                 3,500,000      3,500,000
Federal Home Loan Bank
 (Discount Note)
 5.12%, due 1/24/07                                  3,500,000      3,488,551
Federal Home Loan Mortgage Corporation
 (Discount Notes)
 5.06%, due 1/30/07                                  3,725,000      3,709,816
 5.06%, due 2/6/07                                   4,900,000      4,875,206
 5.07%, due 3/27/07                                  1,725,000      1,704,350
 5.07%, due 4/10/07                                  1,200,000      1,183,269
 5.08%, due 3/20/07                                  3,700,000      3,659,275
 5.081%, due 1/31/07                                   525,000        522,777
 5.09%, due 2/20/07                                  2,675,000      2,656,089
 5.10%, due 4/3/07                                   2,300,000      2,270,023
 5.10%, due 5/22/07                                  1,950,000      1,911,049
 5.11%, due 4/13/07                                  3,500,000      3,449,326
 5.115%, due 2/16/07                                 3,400,000      3,377,778
 5.12%, due 1/31/07                                  2,200,000      2,190,613
 5.12%, due 3/9/07                                   3,000,000      2,971,414
 5.13%, due 1/26/07                                  2,900,000      2,889,669
 5.135%, due 1/23/07                                 3,900,000      3,887,761
 5.137%, due 1/26/07                                 3,000,000      2,989,298
 5.14%, due 1/25/07                                  3,500,000      3,488,007
Federal National Mortgage Association
 (Discount Notes)
 5.049%, due 2/9/07                                  3,000,000      2,983,589
 5.05%, due 3/7/07                                   5,500,000      5,449,851
 5.08%, due 2/21/07                                  3,000,000      2,978,410
 5.08%, due 2/28/07                                  4,400,000      4,363,989


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (CONTINUED)
Federal National Mortgage Association
 (Discount Notes) (continued)
 5.08%, due 4/18/07                                 $3,000,000   $  2,954,703
 5.08%, due 5/9/07                                   1,200,000      1,178,325
 5.09%, due 2/23/07                                  4,175,000      4,143,714
 5.09%, due 4/11/07                                  3,000,000      2,957,583
 5.09%, due 5/2/07                                   3,500,000      3,440,122
 5.09%, due 5/9/07                                   1,825,000      1,791,971
 5.10%, due 3/14/07                                    975,000        965,055
 5.10%, due 4/25/07                                  2,000,000      1,967,700
 5.11%, due 2/14/07                                  3,700,000      3,676,891
 5.11%, due 3/21/07                                  1,425,000      1,409,021
 5.12%, due 1/11/07                                  3,500,000      3,495,022
 5.12%, due 1/22/07                                  3,000,000      2,991,040
 5.13%, due 1/8/07                                   4,700,000      4,695,312
 5.13%, due 1/17/07                                  3,500,000      3,492,020
 5.13%, due 1/19/07                                  1,550,000      1,531,226
 5.14%, due 1/10/07                                  4,775,000      4,768,864
 5.14%, due 3/21/07                                  2,400,000      2,372,929
 5.15%, due 2/7/07                                   4,200,000      4,177,769
                                                                 ------------
                                                                  135,508,843
                                                                 ------------
MEDIUM-TERM NOTES (9.6%)
American General Finance Corp.
 Series H
 4.50%, due 11/15/07                                 3,500,000      3,476,853
Bayerische Landesbank/NY
 5.396%, due 6/25/07 (b)                             3,300,000      3,300,718
General Electric Capital Corp.
 5.19%, due 4/4/07                                   3,200,000      3,157,096
 5.43%, due 1/3/08 (b)                               3,500,000      3,503,712
Goldman Sachs Group, Inc.
 Series B
 5.476%, due 5/11/07 (b)                             3,300,000      3,301,132
 5.497%, due 7/2/07 (b)                              3,500,000      3,502,991
International Business Machines Corp.
 5.363%, due 6/28/07 (b)                             3,500,000      3,500,775
Merrill Lynch & Co., Inc.
 Series C
 5.48%, due 4/26/07 (b)                              3,000,000      3,001,164
Wachovia Corp.
 Series E
 5.445%, due 11/8/07 (b)                             3,500,000      3,503,517

 M-56 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
MEDIUM-TERM NOTES (CONTINUED)
Wal-Mart Stores, Inc.
 5.26%, due 3/28/07 (b)                             $3,500,000   $  3,499,564
                                                                 ------------
                                                                   33,747,522
                                                                 ------------
Total Short-Term Investments
 (Amortized Cost $354,183,676) (c)                       100.7%   354,183,676
Liabilities in Excess of
 Cash and Other Assets                                    (0.7)    (2,431,008)
                                                    ----------   ------------
Net Assets                                               100.0%  $351,752,668
                                                    ==========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Automobile                                          $    925,679          0.3%
Banks                                                 86,313,903         24.6
Commercial Services                                    6,283,476          1.8
Computers                                              5,412,490          1.5
Diversified Financial Services                         6,660,838          1.9
Finance--Auto Loans                                    6,217,009          1.8
Finance--Consumer Loans                                7,010,074          2.0
Finance--Investment Banker/Broker                     24,209,241          6.8
Finance--Mortgage Loan/Banker                          5,715,059          1.6
Finance--Other Services                               10,316,907          2.9
Federal Agencies                                     132,409,289         37.7
Insurance                                              3,481,730          1.0
Multi-National                                         3,099,556          0.9
Oil & Gas                                              9,046,960          2.6
Pharmaceuticals                                        9,268,116          2.6
Retail Trade                                           3,499,548          1.0
Special Purpose Entity                                34,313,801          9.7
                                                    ------------   ----------
                                                     354,183,676        100.7
Liabilities in Excess of
 Cash and Other Assets                                (2,431,008)        (0.7)
                                                    ------------   ----------
Net Assets                                          $351,752,668        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (amortized cost $354,183,676)                 $354,183,676
Cash                                                  30,855
Receivables:
  Fund shares sold                                   853,783
  Interest                                           728,333
Other assets                                             829
                                                -------------
    Total assets                                 355,797,476
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             3,728,300
  Adviser (See Note 3)                                73,654
  Shareholder communication                           67,245
  Administrator (See Note 3)                          58,923
  Professional fees                                   44,693
  Custodian                                            1,176
  Directors                                              518
Accrued expenses                                       3,131
Dividend payable                                      67,168
                                                -------------
    Total liabilities                              4,044,808
                                                -------------
Net assets                                      $351,752,668
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,517,627
Additional paid-in capital                       348,239,713
Accumulated undistributed net investment
  income                                                 237
Accumulated net realized loss on investments          (4,909)
                                                -------------
Net assets applicable to outstanding shares     $351,752,668
                                                =============
Shares of capital stock outstanding              351,762,668
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============

 M-58 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $17,121,338
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              852,744
  Administration (See Note 3)                        682,195
  Shareholder communication                           93,574
  Professional fees                                   92,964
  Directors                                           18,764
  Custodian                                           12,931
  Miscellaneous                                       15,645
                                                 ------------
    Total expenses                                 1,768,817
                                                 ------------
Net investment income                             15,352,521
                                                 ------------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                      (4,909)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $15,347,612
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                         2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  15,352,521   $   8,844,731
 Net realized gain (loss) on
  investments                          (4,909)          6,379
                                -----------------------------
 Net increase in net assets
  resulting from operations        15,347,612       8,851,110
                                -----------------------------

Dividends to shareholders:
 From net investment income       (15,357,386)     (8,844,731)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          438,354,578     258,807,221
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends                     15,357,386       8,844,731
                                -----------------------------
                                  453,711,964     267,651,952
 Cost of shares redeemed         (408,850,006)   (269,417,403)
                                -----------------------------
   Increase (decrease) in net
    assets derived from
    capital share transactions     44,861,958      (1,765,451)
                                -----------------------------
   Net increase (decrease) in
    net assets                     44,852,184      (1,759,072)

NET ASSETS:
Beginning of year                 306,900,484     308,659,556
                                -----------------------------
End of year                     $ 351,752,668   $ 306,900,484
                                =============================
Accumulated undistributed net
 investment income at end of
 year                           $         237   $          --
                                =============================

 M-60 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of year        $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            --------      --------      --------      --------      --------
Net investment income                           0.04          0.03          0.01          0.01          0.01
Net realized and unrealized gain (loss) on
  investments                                  (0.00)(a)      0.00(a)       0.00(a)       0.00(a)       0.00(a)
                                            --------      --------      --------      --------      --------
Total from investment operations                0.04          0.03          0.01          0.01          0.01
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
  From net realized gain on investments           --            --         (0.00)(a)     (0.00)(a)     (0.00)(a)
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.04)        (0.03)        (0.01)        (0.01)        (0.01)
                                            --------      --------      --------      --------      --------
Net asset value at end of year              $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                            ========      ========      ========      ========      ========
Total investment return                         4.57%         2.96%(b)      0.85%         0.67%         1.36%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.50%         2.91%         0.83%         0.67%         1.33%
  Net expenses                                  0.52%         0.30%         0.55%         0.55%         0.55%
  Expenses (before waiver/reimbursement)        0.52%         0.50%         0.55%         0.55%         0.55%
Net assets at end of year (in 000's)        $351,753      $306,900      $308,660      $359,974      $518,348

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.76% for the year ended December 31, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 16.47%    5.89%      8.33%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
12/31/96                                                  10000                       10000                       10000
                                                          12675                       13285                       13336
                                                          16045                       16875                       17148
                                                          20853                       20404                       20756
                                                          20157                       18815                       18866
                                                          16713                       16473                       16624
                                                          12659                       12906                       12950
                                                          15998                       16763                       16664
                                                          17741                       18675                       18478
                                                          19108                       19845                       19385
12/31/06                                                  22254                       22914                       22447

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 16.18%    5.62%      8.06%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO           RUSSELL 1000 INDEX             S&P 500 INDEX
                                                   ------------------          ------------------             -------------
12/31/96                                                  10000                       10000                       10000
                                                          12646                       13285                       13336
                                                          15972                       16875                       17148
                                                          20709                       20404                       20756
                                                          19971                       18815                       18866
                                                          16517                       16473                       16624
                                                          12480                       12906                       12950
                                                          15733                       16763                       16664
                                                          17404                       18675                       18478
                                                          18690                       19845                       19385
12/31/06                                                  21714                       22914                       22447

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS

Russell 1000(R) Index*                                   15.46%  6.82%   8.64%
S&P 500(R) Index*                                        15.79   6.19    8.42

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.85% and 8.31% for the Initial Class and 5.59% and 8.05% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-62   MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,131.10            $2.79            $1,022.40             $2.65
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,129.85            $4.13            $1,021.15             $3.92
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.52% for Initial Class and 0.77% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-63

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.8
Short-Term Investments (collateral from securities lending                         7.0
  is 7.0%)*
Investment Company                                                                 0.9
Liabilities in Excess of Cash and Other Assets                                    (6.7)

* Includes 0.9% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-66 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Citigroup, Inc.
 3.  BellSouth Corp.
 4.  Microsoft Corp.
 5.  General Electric Co.
 6.  Pfizer, Inc
 7.  Cisco Systems, Inc.
 8.  Chevron Corp.
 9.  International Business Machines Corp.
10.  Procter & Gamble Co. (The)

 M-64   MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Common Stock Portfolio returned 16.47% for Initial Class shares and 16.18% for Service Class shares. Both share classes outperformed the 13.31% return of the average Lipper* Variable Products Large-Cap Core Portfolio for the same period. Both share classes also outperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

The Portfolio's relative performance resulted primarily from stock selection across several sectors, including information technology, telecommunication services, materials and industrials.

IN 2006, WHICH OF THE PORTFOLIO'S SECTORS WERE PARTICULARLY STRONG AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

The Portfolio sector with the strongest absolute performance was telecommunication services. Materials was the second-strongest sector, followed by energy. Materials and energy holdings benefited from commodity prices, which were generally higher. The Portfolio sectors with the weakest absolute performance were health care, information technology and financials.

IN 2006, WHICH STOCKS WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO AND WHICH STOCKS WERE THE WEAKEST?

ExxonMobil, BellSouth and Cisco Systems provided the strongest positive contributions to absolute performance. The Portfolio's weakest holdings on an absolute basis included Intel, Dell and Amgen.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

During 2006, the Portfolio purchased Mattel and Avaya. The Portfolio sold Textron and Peabody Energy. Because of the large number of Portfolio holdings, no single security is likely to have a significant impact on Portfolio results.

DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE SIGNIFICANTLY DURING 2006?

During the year, the Portfolio's weightings relative to the S&P 500(R) Index* increased substantially in the consumer discretionary and financials sectors. The Portfolio's weightings decreased in the utilities and industrials sectors.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE BENCHMARK AT THE END OF THE
YEAR?

As of December 31, 2006, the Portfolio was moderately overweight in the financials and consumer discretionary sectors, which helped performance. The Portfolio was moderately underweight in the industrials sector, which hurt performance.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.mainstayfunds.com     M-65

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES            VALUE
COMMON STOCKS (98.8%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The)                                       139,009   $   12,349,560
Lockheed Martin Corp.                                   86,937        8,004,290
Northrop Grumman Corp.                                  21,092        1,427,928
Raytheon Co.                                           109,601        5,786,933
                                                                 --------------
                                                                     27,568,711
                                                                 --------------
AIR FREIGHT & LOGISTICS (0.0%)++
United Parcel Service, Inc. Class B                        634           47,537
                                                                 --------------

AIRLINES (0.1%)
Southwest Airlines Co.                                  48,573          744,138
                                                                 --------------

AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                      17,262          314,686
BorgWarner, Inc.                                         6,960          410,779
Goodyear Tire & Rubber Co. (The) (a)(b)                 11,016          231,226
Lear Corp. (b)                                          12,361          365,020
Modine Manufacturing Co.                                 4,098          102,573
                                                                 --------------
                                                                      1,424,284
                                                                 --------------
AUTOMOBILES (1.1%)
Ford Motor Co. (b)                                     460,425        3,457,792
General Motors Corp. (b)                                91,836        2,821,202
Harley-Davidson, Inc. (b)                               64,000        4,510,080
Thor Industries, Inc. (b)                                2,173           95,590
                                                                 --------------
                                                                     10,884,664
                                                                 --------------
BEVERAGES (0.5%)
Coca-Cola Co. (The)                                     24,442        1,179,326
Coca-Cola Enterprises, Inc.                             17,120          349,590
Molson Coors Brewing Co. Class B                        11,184          854,905
Pepsi Bottling Group, Inc. (The)                        28,698          887,055
PepsiAmericas, Inc.                                      6,664          139,811
PepsiCo, Inc.                                           29,720        1,858,986
                                                                 --------------
                                                                      5,269,673
                                                                 --------------
BIOTECHNOLOGY (0.0%)++
Amgen, Inc. (a)                                          4,673          319,213
                                                                 --------------

BUILDING PRODUCTS (0.3%)
Masco Corp. (b)                                         97,235        2,904,409
                                                                 --------------

CAPITAL MARKETS (4.2%)
A.G. Edwards, Inc.                                      16,156        1,022,513
Ameriprise Financial, Inc.                              59,573        3,246,729
Bank of New York Co., Inc. (The)                       213,713        8,413,881
Charles Schwab Corp. (The)                             252,624        4,885,748
Federated Investors, Inc. Class B                        5,403          182,513
Franklin Resources, Inc.                                29,984        3,303,337
Goldman Sachs Group, Inc. (The)                         25,355        5,054,519


                                                        SHARES            VALUE
CAPITAL MARKETS (CONTINUED)
Janus Capital Group, Inc.                               19,085   $      412,045
Jefferies Group, Inc.                                    6,207          166,472
Lehman Brothers Holdings, Inc.                           9,062          707,923
Merrill Lynch & Co., Inc.                               41,803        3,891,859
Morgan Stanley                                          63,649        5,182,938
Northern Trust Corp.                                    45,726        2,775,111
Nuveen Investments, Inc. Class A                         2,400          124,512
Raymond James Financial, Inc.                           19,341          586,226
SEI Investments Co.                                      9,581          570,644
T. Rowe Price Group, Inc. (b)                           39,795        1,741,827
Waddell & Reed Financial, Inc. Class A                  12,780          349,661
                                                                 --------------
                                                                     42,618,458
                                                                 --------------
CHEMICALS (0.8%)
Albemarle Corp.                                          9,635          691,793
Ashland, Inc.                                            7,431          514,077
Eastman Chemical Co.                                    11,714          694,757
FMC Corp.                                                4,798          367,287
Hercules, Inc. (a)                                      13,883          268,081
International Flavors & Fragrances, Inc.                 5,696          280,015
Lyondell Chemical Co.                                   51,554        1,318,236
Monsanto Co.                                            48,943        2,570,976
PPG Industries, Inc.                                    10,209          655,520
Sensient Technologies Corp.                             11,301          278,005
Valspar Corp.                                            7,992          220,899
                                                                 --------------
                                                                      7,859,646
                                                                 --------------
COMMERCIAL BANKS (2.7%)
Associated Banc-Corp.                                   20,086          700,600
Bank of Hawaii Corp.                                     3,124          168,540
BB&T Corp.                                              31,122        1,367,189
City National Corp.                                      6,136          436,883
Comerica, Inc.                                          39,380        2,310,818
Commerce Bancorp, Inc. (b)                              16,837          593,841
Cullen/Frost Bankers, Inc.                               3,549          198,105
Fifth Third Bancorp (b)                                 70,822        2,898,744
First Horizon National Corp.                            15,056          629,040
FirstMerit Corp.                                         6,598          159,276
Huntington Bancshares, Inc.                             28,846          685,093
National City Corp. (b)                                110,433        4,037,430
PNC Financial Services Group, Inc.                      30,711        2,273,842
Regions Financial Corp.                                 88,312        3,302,869
SVB Financial Group (a)                                  4,213          196,410
Synovus Financial Corp.                                 19,284          594,526
TCF Financial Corp.                                     11,633          318,977
Wachovia Corp.                                          30,163        1,717,783
Wells Fargo & Co.                                      133,027        4,730,440

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-66 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
Westamerica Bancorp                                      3,803   $      192,546
                                                                 --------------
                                                                     27,512,952
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Banta Corp.                                                752           27,373
ChoicePoint, Inc. (a)                                    3,355          132,120
Deluxe Corp.                                            12,640          318,528
Dun & Bradstreet Corp. (The) (a)                        10,887          901,335
Equifax, Inc.                                            5,141          208,725
Korn/Ferry International (a)(b)                         10,643          244,363
Manpower, Inc.                                             814           60,993
R.R. Donnelley & Sons Co.                               19,888          706,820
Waste Management, Inc.                                  44,663        1,642,259
                                                                 --------------
                                                                      4,242,516
                                                                 --------------
COMMUNICATIONS EQUIPMENT (3.2%)
Avaya, Inc. (a)                                        111,540        1,559,329
V  Cisco Systems, Inc. (a)                             734,043       20,061,395
Dycom Industries, Inc. (a)                               9,105          192,298
Motorola, Inc.                                         474,847        9,762,854
Polycom, Inc. (a)                                       21,549          666,080
UTStarcom, Inc. (a)(b)                                  25,971          227,246
                                                                 --------------
                                                                     32,469,202
                                                                 --------------
COMPUTERS & PERIPHERALS (4.7%)
Dell, Inc. (a)                                         443,300       11,122,397
Hewlett-Packard Co.                                    381,103       15,697,633
Imation Corp.                                            1,399           64,956
V  International Business Machines Corp.               190,682       18,524,756
Lexmark International, Inc. Class A (a)                 24,474        1,791,497
McDATA Corp. Class A (a)                                28,963          160,745
Palm, Inc. (a)(b)                                        9,131          128,656
Western Digital Corp. (a)                                8,104          165,808
                                                                 --------------
                                                                     47,656,448
                                                                 --------------
CONSTRUCTION & ENGINEERING (0.1%)
Granite Construction, Inc.                               8,306          417,958
Quanta Services, Inc. (a)(b)                            22,794          448,358
                                                                 --------------
                                                                        866,316
                                                                 --------------
CONSUMER FINANCE (1.0%)
American Express Co.                                    46,178        2,801,619
AmeriCredit Corp. (a)                                   30,003          755,176
Capital One Financial Corp.                             81,464        6,258,064
                                                                 --------------
                                                                      9,814,859
                                                                 --------------
CONTAINERS & PACKAGING (0.2%)
Pactiv Corp. (a)                                        33,597        1,199,077
Sonoco Products Co.                                     18,130          690,028
                                                                 --------------
                                                                      1,889,105
                                                                 --------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A (a)(b)                       34,004        1,325,136


                                                        SHARES            VALUE
DIVERSIFIED CONSUMER SERVICES (CONTINUED)
Career Education Corp. (a)                              23,194   $      574,747
Corinthian Colleges, Inc. (a)                           20,976          285,903
DeVry, Inc.                                              9,604          268,912
ITT Educational Services, Inc. (a)                       7,425          492,797
Regis Corp.                                             10,936          432,409
Sotheby's Holdings, Inc. Class A                         1,704           52,858
                                                                 --------------
                                                                      3,432,762
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
Bank of America Corp.                                  238,150       12,714,829
CBOT Holdings, Inc. Class A (a)(b)                      10,869        1,646,327
V  Citigroup, Inc.                                     514,252       28,643,836
JPMorgan Chase & Co. (b)                               243,327       11,752,694
                                                                 --------------
                                                                     54,757,686
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
V  BellSouth Corp.                                     570,931       26,896,559
CenturyTel, Inc.                                        28,433        1,241,385
Cincinnati Bell, Inc. (a)                               22,580          103,191
Citizens Communications Co.                             78,322        1,125,487
Embarq Corp.                                            36,417        1,914,078
Qwest Communications
 International, Inc. (a)(b)                            338,111        2,829,989
Verizon Communications, Inc.                           389,881       14,519,168
Windstream Corp.                                        42,710          607,336
                                                                 --------------
                                                                     49,237,193
                                                                 --------------
ELECTRIC UTILITIES (1.1%)
Allegheny Energy, Inc. (a)                              19,930          914,986
Duke Energy Corp.                                       56,424        1,873,841
Edison International                                    40,126        1,824,930
Entergy Corp.                                           50,916        4,700,565
Great Plains Energy, Inc. (b)                           19,578          622,580
IDACORP, Inc.                                            5,246          202,758
Pepco Holdings, Inc.                                    23,140          601,871
Progress Energy, Inc.                                   18,370          901,600
                                                                 --------------
                                                                     11,643,131
                                                                 --------------
ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion Corp.                          6,741          206,207
Cooper Industries, Ltd. Class A                         14,509        1,312,049
Thomas & Betts Corp. (a)                                11,098          524,713
                                                                 --------------
                                                                      2,042,969
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Plexus Corp. (a)                                         2,825           67,461
Symbol Technologies, Inc.                               15,697          234,513
Tech Data Corp. (a)                                     13,423          508,329
Tektronix, Inc.                                          3,204           93,461
Vishay Intertechnology, Inc. (a)                         5,598           75,797
                                                                 --------------
                                                                        979,561
                                                                 --------------
ENERGY EQUIPMENT & SERVICES (0.9%)
Halliburton Co.                                        251,417        7,806,498

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Patterson-UTI Energy, Inc. (b)                          10,080   $      234,158
Tidewater, Inc.                                         14,305          691,790
                                                                 --------------
                                                                      8,732,446
                                                                 --------------
FOOD & STAPLES RETAILING (0.6%)
Kroger Co. (The)                                        21,890          505,002
Safeway, Inc.                                           63,143        2,182,222
SUPERVALU, Inc.                                         13,051          466,573
Wal-Mart Stores, Inc.                                   61,824        2,855,032
                                                                 --------------
                                                                      6,008,829
                                                                 --------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                              79,090        2,527,716
Campbell Soup Co.                                       47,715        1,855,636
ConAgra Foods, Inc.                                    125,001        3,375,027
General Mills, Inc.                                     86,022        4,954,867
H.J. Heinz Co.                                          60,493        2,722,790
J.M. Smucker Co. (The)                                  14,031          680,083
McCormick & Co., Inc.                                    8,177          315,305
Sara Lee Corp.                                          46,143          785,815
                                                                 --------------
                                                                     17,217,239
                                                                 --------------
GAS UTILITIES (0.2%)
Equitable Resources, Inc.                               14,865          620,614
National Fuel Gas Co.                                   10,280          396,191
Nicor, Inc. (b)                                         10,861          508,295
ONEOK, Inc.                                             13,535          583,629
Peoples Energy Corp.                                     3,227          143,827
                                                                 --------------
                                                                      2,252,556
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Advanced Medical Optics, Inc. (a)(b)                     5,494          193,389
Biomet, Inc.                                             2,420           99,873
DENTSPLY International, Inc.                             3,318           99,042
Edwards Lifesciences Corp. (a)                          10,676          502,199
Zimmer Holdings, Inc. (a)                                7,583          594,356
                                                                 --------------
                                                                      1,488,859
                                                                 --------------
HEALTH CARE PROVIDERS & SERVICES (5.1%)
Aetna, Inc.                                            133,175        5,750,497
AmerisourceBergen Corp.                                 49,438        2,222,732
Apria Healthcare Group, Inc. (a)                        10,357          276,014
Cardinal Health, Inc.                                   99,725        6,425,282
Caremark Rx, Inc.                                       28,167        1,608,617
CIGNA Corp.                                              9,488        1,248,336
Coventry Health Care, Inc. (a)                          38,899        1,946,895
Humana, Inc. (a)                                        40,409        2,235,022
Laboratory Corp. of America Holdings (a)(b)             28,718        2,109,911
Lincare Holdings, Inc. (a)                              12,150          484,056
Manor Care, Inc. (b)                                     8,943          419,606
McKesson Corp.                                          73,083        3,705,308


                                                        SHARES            VALUE
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Quest Diagnostics, Inc.                                 24,918   $    1,320,654
UnitedHealth Group, Inc.                               235,849       12,672,167
WellPoint, Inc. (a)                                    122,358        9,628,351
                                                                 --------------
                                                                     52,053,448
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Bob Evans Farms, Inc.                                    8,138          278,482
Brinker International, Inc.                             30,440          918,070
CBRL Group, Inc.                                         1,291           57,785
Darden Restaurants, Inc.                                32,910        1,321,995
Harrah's Entertainment, Inc.                             7,230          598,066
McDonald's Corp.                                       106,414        4,717,333
Wendy's International, Inc.                              8,826          292,052
                                                                 --------------
                                                                      8,183,783
                                                                 --------------
HOUSEHOLD DURABLES (0.6%)
American Greetings Corp. Class A                        14,184          338,572
Black & Decker Corp.                                    17,727        1,417,628
Blyth, Inc.                                              6,317          131,078
Furniture Brands International, Inc. (b)                 2,987           48,479
Lennar Corp. Class A                                    25,294        1,326,923
Mohawk Industries, Inc. (a)(b)                           6,582          492,729
Newell Rubbermaid, Inc.                                 16,699          483,436
Snap-on, Inc.                                           14,254          679,061
Stanley Works (The)                                      7,501          377,225
Tupperware Brands Corp.                                 14,632          330,830
                                                                 --------------
                                                                      5,625,961
                                                                 --------------
HOUSEHOLD PRODUCTS (1.9%)
Energizer Holdings, Inc. (a)                            12,245          869,273
V  Procter & Gamble Co. (The)                          280,470       18,025,807
                                                                 --------------
                                                                     18,895,080
                                                                 --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
AES Corp. (The) (a)                                    161,781        3,565,653
TXU Corp.                                              112,777        6,113,641
                                                                 --------------
                                                                      9,679,294
                                                                 --------------
INDUSTRIAL CONGLOMERATES (3.5%)
V  General Electric Co.                                635,350       23,641,374
Teleflex, Inc.                                           9,749          629,395
Tyco International, Ltd.                               377,215       11,467,336
                                                                 --------------
                                                                     35,738,105
                                                                 --------------
INSURANCE (8.1%)
ACE, Ltd.                                               79,559        4,818,889
AFLAC, Inc.                                            121,331        5,581,226
Allstate Corp. (The)                                   150,388        9,791,763
Ambac Financial Group, Inc.                             10,867          967,924
American Financial Group, Inc.                          16,998          610,398
American International Group, Inc.                     112,459        8,058,812
Aon Corp. (b)                                           76,730        2,711,638
Brown & Brown, Inc.                                     10,502          296,261
Chubb Corp. (The)                                      100,444        5,314,492

 M-68 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Everest Re Group, Ltd.                                   1,941   $      190,432
First American Corp.                                    23,649          962,041
Genworth Financial, Inc. Class A                       110,947        3,795,497
Hartford Financial Services
 Group, Inc. (The)                                      73,667        6,873,868
HCC Insurance Holdings, Inc.                            27,243          874,228
Horace Mann Educators Corp.                             10,410          210,282
Lincoln National Corp.                                   8,537          566,857
Loews Corp.                                            110,652        4,588,738
Mercury General Corp.                                    8,697          458,593
MetLife, Inc. (b)                                      169,034        9,974,696
Old Republic International Corp.                        56,217        1,308,732
Principal Financial Group, Inc.                         65,892        3,867,860
Progressive Corp. (The)                                  4,029           97,582
Protective Life Corp.                                   17,080          811,300
SAFECO Corp.                                            27,497        1,719,937
StanCorp Financial Group, Inc.                          13,300          599,165
Torchmark Corp.                                         12,164          775,577
UnumProvident Corp.                                     83,752        1,740,367
W.R. Berkley Corp.                                      41,158        1,420,363
XL Capital, Ltd. Class A (b)                            44,117        3,177,306
                                                                 --------------
                                                                     82,164,824
                                                                 --------------
INTERNET & CATALOG RETAIL (0.1%)
IAC/InterActiveCorp (a)(b)                              13,845          514,480
                                                                 --------------
INTERNET SOFTWARE & SERVICES (0.3%)
Google, Inc. Class A (a)                                 2,988        1,375,914
VeriSign, Inc. (a)                                      59,873        1,439,946
                                                                 --------------
                                                                      2,815,860
                                                                 --------------
IT SERVICES (2.0%)
Acxiom Corp.                                            16,571          425,046
Automatic Data Processing, Inc.                        111,110        5,472,168
BISYS Group, Inc. (The) (a)                             25,741          332,316
Computer Sciences Corp. (a)                             41,960        2,239,405
Convergys Corp. (a)                                     33,953          807,402
CSG Systems International, Inc. (a)                     11,697          312,661
Electronic Data Systems Corp.                          126,607        3,488,023
Fidelity National Information Services, Inc.            23,669          948,890
First Data Corp.                                       186,096        4,749,170
Fiserv, Inc. (a)                                        12,451          652,681
MoneyGram International, Inc.                           12,806          401,596
Sabre Holdings Corp. Class A                            22,079          704,099
SRA International, Inc. Class A (a)                      5,036          134,663
                                                                 --------------
                                                                     20,668,120
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Brunswick Corp.                                         20,859          665,402
Eastman Kodak Co. (b)                                   70,249        1,812,424
Hasbro, Inc.                                            39,888        1,086,948


                                                        SHARES            VALUE
LEISURE EQUIPMENT & PRODUCTS (CONTINUED)
Mattel, Inc.                                            92,597   $    2,098,248
                                                                 --------------
                                                                      5,663,022
                                                                 --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                  27,543        1,010,553
Thermo Fisher Scientific, Inc. (a)                      44,544        2,017,398
Waters Corp. (a)                                         9,454          462,962
                                                                 --------------
                                                                      3,490,913
                                                                 --------------
MACHINERY (1.0%)
AGCO Corp. (a)                                          22,233          687,889
Cummins, Inc. (b)                                       12,862        1,520,031
Dover Corp.                                              6,228          305,297
Eaton Corp.                                             31,969        2,402,151
Illinois Tool Works, Inc.                                9,212          425,502
ITT Corp.                                               17,101          971,679
Nordson Corp.                                            2,083          103,796
Oshkosh Truck Corp.                                      8,964          434,037
PACCAR, Inc. (b)                                        37,757        2,450,429
Parker-Hannifin Corp. (b)                                7,440          571,987
Terex Corp. (a)                                          3,134          202,394
                                                                 --------------
                                                                     10,075,192
                                                                 --------------
MEDIA (3.7%)
Belo Corp. Class A                                      21,489          394,968
CBS Corp. Class B                                      190,881        5,951,670
Clear Channel Communications, Inc.                      35,352        1,256,410
Comcast Corp. Class A (a)                              202,631        8,577,370
DIRECTV Group, Inc. (The) (a)                           47,782        1,191,683
Entercom Communications Corp.                            6,760          190,497
Gannett Co., Inc.                                        7,192          434,828
Harte-Hanks, Inc.                                        9,306          257,869
John Wiley & Sons, Inc. Class A                          4,071          156,611
Lee Enterprises, Inc.                                    5,622          174,619
McGraw-Hill Cos., Inc. (The)                            86,128        5,858,427
Meredith Corp.                                           3,537          199,310
Omnicom Group, Inc.                                     41,993        4,389,948
Scholastic Corp. (a)                                     5,415          194,074
Time Warner, Inc.                                        3,383           73,682
Univision Communications, Inc. Class A (a)(b)           19,772          700,324
Valassis Communications, Inc. (a)                        7,351          106,590
Walt Disney Co. (The)                                  221,503        7,590,908
                                                                 --------------
                                                                     37,699,788
                                                                 --------------
METALS & MINING (1.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B (b)        48,044        2,677,492
Nucor Corp.                                             75,340        4,118,084
Phelps Dodge Corp.                                      37,399        4,477,408
Steel Dynamics, Inc.                                    19,375          628,719
United States Steel Corp.                               29,975        2,192,372

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Worthington Industries, Inc.                             6,709   $      118,883
                                                                 --------------
                                                                     14,212,958
                                                                 --------------
MULTILINE RETAIL (2.3%)
Big Lots, Inc. (a)(b)                                   26,714          612,285
Dillard's, Inc. Class A (b)                              9,210          322,074
Dollar Tree Stores, Inc. (a)(b)                         25,024          753,222
Federated Department Stores, Inc.                      132,367        5,047,154
J.C. Penney Co., Inc. (b)                               54,856        4,243,660
Kohl's Corp. (a)                                        80,035        5,476,795
Nordstrom, Inc.                                         55,875        2,756,873
Saks, Inc.                                              16,929          301,675
Sears Holdings Corp. (a)(b)                             20,712        3,478,166
                                                                 --------------
                                                                     22,991,904
                                                                 --------------
MULTI-UTILITIES (0.2%)
Alliant Energy Corp.                                     7,290          275,343
KeySpan Corp.                                           13,835          569,725
OGE Energy Corp.                                        22,253          890,120
                                                                 --------------
                                                                      1,735,188
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS (9.6%)
Anadarko Petroleum Corp.                                69,658        3,031,516
V  Chevron Corp.                                       266,887       19,624,201
ConocoPhillips                                          29,874        2,149,434
V  ExxonMobil Corp.                                    557,033       42,685,439
Kinder Morgan, Inc.                                      8,462          894,857
Marathon Oil Corp.                                      87,530        8,096,525
Noble Energy, Inc.                                      43,060        2,112,954
Occidental Petroleum Corp.                             166,826        8,146,114
Overseas Shipholding Group, Inc.                         7,207          405,754
Pioneer Natural Resources Co.                           15,134          600,668
Plains Exploration & Production Co. (a)(b)              18,769          892,091
Sunoco, Inc.                                            27,422        1,710,036
Valero Energy Corp.                                    149,634        7,655,275
                                                                 --------------
                                                                     98,004,864
                                                                 --------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp.                                 25,629          551,792
                                                                 --------------
PERSONAL PRODUCTS (0.5%)
Avon Products, Inc.                                    108,874        3,597,197
Estee Lauder Cos., Inc. (The) Class A (b)               31,535        1,287,259
                                                                 --------------
                                                                      4,884,456
                                                                 --------------
PHARMACEUTICALS (5.0%)
Barr Pharmaceuticals, Inc. (a)                           9,846          493,482
Forest Laboratories, Inc. (a)                           67,978        3,439,687
Johnson & Johnson                                      134,375        8,871,438
King Pharmaceuticals, Inc. (a)                          59,512          947,431
Merck & Co., Inc.                                      316,941       13,818,628
Mylan Laboratories, Inc. (b)                            51,583        1,029,597


                                                        SHARES            VALUE
PHARMACEUTICALS (CONTINUED)
V  Pfizer, Inc.                                        811,862   $   21,027,226
Watson Pharmaceuticals, Inc. (a)                        24,929          648,902
                                                                 --------------
                                                                     50,276,391
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Apartment Investment & Management Co. Class A           23,800        1,333,276
Equity Office Properties Trust                          64,333        3,098,921
Highwoods Properties, Inc.                               3,352          136,628
Hospitality Properties Trust                             2,285          108,606
New Plan Excel Realty Trust (b)                         12,684          348,556
Plum Creek Timber Co., Inc.                              5,471          218,019
Potlatch Corp.                                           3,553          155,692
Rayonier, Inc.                                           4,714          193,510
                                                                 --------------
                                                                      5,593,208
                                                                 --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)++
CB Richard Ellis Group, Inc. Class A (a)                 5,632          186,982
                                                                 --------------
ROAD & RAIL (0.0%)++
Avis Budget Group, Inc.                                  6,268          135,953
Ryder System, Inc.                                       1,217           62,140
YRC Worldwide, Inc. (a)(b)                               7,065          266,562
                                                                 --------------
                                                                        464,655
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Agere Systems, Inc. (a)                                    401            7,687
Altera Corp. (a)                                        87,721        1,726,349
Analog Devices, Inc.                                    14,310          470,370
Applied Materials, Inc.                                346,660        6,395,877
Atmel Corp. (a)                                        104,641          633,078
Intel Corp.                                            192,098        3,889,985
Lam Research Corp. (a)(b)                               16,816          851,226
LSI Logic Corp. (a)                                     24,045          216,405
Micron Technology, Inc. (a)                            155,959        2,177,188
National Semiconductor Corp.                            73,914        1,677,848
Novellus Systems, Inc. (a)(b)                           26,390          908,344
Teradyne, Inc. (a)(b)                                   48,062          719,008
Xilinx, Inc.                                            46,998        1,119,022
                                                                 --------------
                                                                     20,792,387
                                                                 --------------
SOFTWARE (4.8%)
BMC Software, Inc. (a)                                  50,113        1,613,639
CA, Inc.                                                74,931        1,697,187
Cadence Design Systems, Inc. (a)(b)                     25,863          463,206
Compuware Corp. (a)                                     89,256          743,502
Fair Isaac Corp.                                         9,395          381,907
Intuit, Inc. (a)                                        70,686        2,156,630
Jack Henry & Associates, Inc.                            4,891          104,667
McAfee, Inc. (a)                                        29,610          840,332
Mentor Graphics Corp. (a)                                9,756          175,901
V  Microsoft Corp.                                     846,522       25,277,147
Oracle Corp. (a)                                       576,944        9,888,820

 M-70 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES            VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Sybase, Inc. (a)                                        22,000   $      543,400
Symantec Corp. (a)(b)                                  238,669        4,976,249
                                                                 --------------
                                                                     48,862,587
                                                                 --------------
SPECIALTY RETAIL (2.0%)
Abercrombie & Fitch Co. Class A                         13,366          930,675
Aeropostale, Inc. (a)                                   11,824          365,007
Alberto-Culver Co.                                       7,388          158,473
American Eagle Outfitters, Inc.                         48,893        1,525,951
AnnTaylor Stores Corp. (a)                              17,765          583,403
AutoNation, Inc. (a)                                    37,332          795,918
AutoZone, Inc. (a)                                       6,429          742,935
Barnes & Noble, Inc.                                    12,519          497,129
Best Buy Co., Inc.                                      27,702        1,362,661
Charming Shoppes, Inc. (a)                              27,796          376,080
Claire's Stores, Inc.                                   17,389          576,271
Gap, Inc. (The)                                        131,317        2,560,682
Office Depot, Inc. (a)                                  69,152        2,639,532
OfficeMax, Inc.                                         18,141          900,701
Payless ShoeSource, Inc. (a)                            16,090          528,074
RadioShack Corp. (b)                                    33,058          554,713
Rent-A-Center, Inc. (a)                                 12,680          374,187
Ross Stores, Inc.                                       13,025          381,633
Sherwin-Williams Co. (The)                              27,569        1,752,837
TJX Cos., Inc. (The)                                   109,785        3,126,677
                                                                 --------------
                                                                     20,733,539
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Hanesbrands, Inc. (a)                                    5,862          138,460
Jones Apparel Group, Inc.                               27,528          920,261
Liz Claiborne, Inc.                                     14,796          643,034
NIKE, Inc. Class B                                      25,798        2,554,776
Polo Ralph Lauren Corp.                                  5,700          442,662
Timberland Co. Class A (a)                               6,273          198,101
VF Corp.                                                18,983        1,558,125
                                                                 --------------
                                                                      6,455,419
                                                                 --------------
THRIFTS & MORTGAGE FINANCE (1.2%)
Countrywide Financial Corp.                             10,654          452,262
Fannie Mae                                              74,143        4,403,353
MGIC Investment Corp.                                    3,479          217,577
PMI Group, Inc. (The)                                    6,551          309,011
Radian Group, Inc.                                      17,378          936,848
Washington Mutual, Inc.                                137,607        6,259,742
                                                                 --------------
                                                                     12,578,793
                                                                 --------------
TOBACCO (1.7%)
Altria Group, Inc.                                     152,159       13,058,285
Reynolds American, Inc. (b)                             26,054        1,705,755


                                                        SHARES            VALUE
TOBACCO (CONTINUED)
Universal Corp.                                          6,348   $      311,115
UST, Inc.                                               39,322        2,288,540
                                                                 --------------
                                                                     17,363,695
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
ALLTEL Corp.                                            47,387        2,865,966
                                                                 --------------
Total Common Stocks
 (Cost $870,844,473)                                              1,003,708,016
                                                                 --------------

INVESTMENT COMPANY (0.9%)
-------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (b)(c)               63,790        9,040,319
                                                                 --------------
Total Investment Company
 (Cost $9,026,785)                                                    9,040,319
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (7.0%)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.6%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $1,311,223        1,311,223
Charta LLC
 5.314%, due 1/11/07 (d)                             1,343,280        1,343,280
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                             1,753,095        1,753,095
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                             1,791,040        1,791,040
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                              1,343,280        1,343,280
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                             1,324,857        1,324,857
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                              1,313,784        1,313,784
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                             1,343,280        1,343,280
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               447,760          447,760
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                              1,755,057        1,755,057
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                             1,343,280        1,343,280
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                             1,343,280        1,343,280
                                                                 --------------
Total Commercial Paper
 (Cost $16,413,216)                                                  16,413,216
                                                                 --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                        SHARES            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (d)              9,353,442   $    9,353,442
                                                                 --------------
Total Investment Company
 (Cost $9,353,442)                                                    9,353,442
                                                                 --------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $448,029 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $443,497 and a Market
 Value of $463,611) (d)                             $  447,760          447,760
                                                                 --------------
Total Repurchase Agreement
 (Cost $447,760)                                                        447,760
                                                                 --------------
TIME DEPOSITS (4.4%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                               5,373,119        5,373,119
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               3,582,079        3,582,079
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                           3,582,079        3,582,079
Bank of Montreal
 5.30%, due 1/26/07 (d)                              2,238,800        2,238,800
Barclays
 5.32%, due 1/18/07 (d)                              2,955,216        2,955,216
Calyon
 5.31%, due 2/12/07 (d)                              3,582,079        3,582,079
Citigroup
 5.325%, due 3/22/07 (d)                             3,134,320        3,134,320
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                              3,402,975        3,402,975

                                                     PRINCIPAL
                                                        AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                             $3,582,079   $    3,582,079
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                              3,313,423        3,313,423
Rabobank Nederland
 5.29%, due 3/6/07 (d)                               2,686,560        2,686,560
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                              3,582,079        3,582,079
UBS AG
 5.285%, due 1/12/07 (d)                             3,582,079        3,582,079
                                                                 --------------
Total Time Deposits
 (Cost $44,596,887)                                                  44,596,887
                                                                 --------------
Total Short-Term Investments
 (Cost $70,811,305)                                                  70,811,305
                                                                 --------------
Total Investments
 (Cost $950,682,563) (f)                                 106.7%   1,083,559,640(g)
Liabilities in Excess of
 Cash and Other Assets                                    (6.7)     (67,761,305)
                                                    ----------   --------------
Net Assets                                               100.0%  $1,015,798,335
                                                    ==========   ==============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $959,112,550.
(g)  At December 31, 2006 net unrealized appreciation was
     $124,447,090, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $138,012,948 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $13,565,858.

 M-72 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost
  $950,682,563) including $68,575,387 market
  value of securities loaned                  $1,083,559,640
Cash                                               4,338,054
Receivables:
  Investment securities sold                      25,907,769
  Fund shares sold                                 1,845,540
  Dividends and interest                           1,560,873
Other assets                                           2,593
                                              --------------
    Total assets                               1,117,214,469
                                              --------------

LIABILITIES:
Securities lending collateral                     70,811,305
Payables:
  Investment securities purchased                 29,280,521
  Fund shares redeemed                               659,872
  Adviser (See Note 3)                               214,058
  Shareholder communication                          176,776
  Administrator (See Note 3)                         171,246
  Professional fees                                   77,775
  NYLIFE Distributors (See Note 3)                    13,593
  Custodian                                            6,311
  Directors                                            1,389
Accrued expenses                                       3,288
                                              --------------
    Total liabilities                            101,416,134
                                              --------------
Net assets                                    $1,015,798,335
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      387,939
  Service Class                                       26,684
Additional paid-in capital                       802,522,600
Accumulated undistributed net investment
  income                                          12,600,818
Accumulated undistributed net realized gain
  on investments                                  67,383,217
Net unrealized appreciation on investments       132,877,077
                                              --------------
Net assets                                    $1,015,798,335
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  950,660,050
                                              ==============
Shares of capital stock outstanding               38,793,898
                                              ==============
Net asset value per share outstanding         $        24.51
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $   65,138,285
                                              ==============
Shares of capital stock outstanding                2,668,398
                                              ==============
Net asset value per share outstanding         $        24.41
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 17,587,339
  Income from securities loaned--net                  88,329
  Interest                                            61,502
                                                -------------
    Total income                                  17,737,170
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            2,373,432
  Administration (See Note 3)                      1,898,745
  Shareholder communication                          273,032
  Professional fees                                  176,699
  Distribution and service--Service Class
    (See Note 3)                                     137,546
  Custodian                                           71,589
  Directors                                           55,078
  Miscellaneous                                       51,728
                                                -------------
    Total expenses                                 5,037,849
                                                -------------
Net investment income                             12,699,321
                                                -------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                  73,415,555
Net change in unrealized appreciation on
  investments                                     60,164,819
                                                -------------
Net realized and unrealized gain on
  investments                                    133,580,374
                                                -------------
Net increase in net assets resulting from
  operations                                    $146,279,695
                                                =============

 M-74 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                          2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $   12,699,321   $  14,331,992
 Net realized gain on
  investments                       73,415,555      51,120,445
 Net change in unrealized
  appreciation on investments       60,164,819       1,069,341
                                ------------------------------
 Net increase in net assets
  resulting from operations        146,279,695      66,521,778
                                ------------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (5,180,449)     (8,478,545)
   Service Class                      (257,581)       (384,818)
 From net realized gain on investments:
   Initial Class                   (20,476,722)    (10,179,883)
   Service Class                    (1,408,786)       (557,684)
                                ------------------------------
 Total dividends and
  distributions to
  shareholders                     (27,323,538)    (19,600,930)
                                ------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   107,290,786       9,627,760
   Service Class                    14,134,600      13,817,383
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends and
  distributions:
   Initial Class                    25,657,171      18,658,428
   Service Class                     1,666,367         942,502
                                ------------------------------
                                   148,748,924      43,046,073
 Cost of shares redeemed:
   Initial Class                  (157,581,986)   (133,600,382)
   Service Class                    (4,744,323)     (2,619,383)
                                ------------------------------
                                  (162,326,309)   (136,219,765)
   Decrease in net assets
    derived from capital share
    transactions                   (13,577,385)    (93,173,692)
                                ------------------------------
   Net increase (decrease) in
    net assets                     105,378,772     (46,252,844)

NET ASSETS:
Beginning of year                  910,419,563     956,672,407
                                ------------------------------
End of year                     $1,015,798,335   $ 910,419,563
                                ==============================
Accumulated undistributed net
 investment income at end of
 year                           $   12,600,818   $   5,435,254
                                ==============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  21.62      $  20.52      $  18.75      $  14.98      $  19.99
                                            --------      --------      --------      --------      --------
Net investment income                           0.31(b)       0.33(b)       0.28(c)       0.17(b)       0.16
Net realized and unrealized gain (loss) on
  investments                                   3.26          1.25          1.77          3.78         (5.01)
                                            --------      --------      --------      --------      --------
Total from investment operations                3.57          1.58          2.05          3.95         (4.85)
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.14)        (0.22)        (0.28)        (0.18)        (0.16)
  From net realized gain on investments        (0.54)        (0.26)           --            --            --
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.68)        (0.48)        (0.28)        (0.18)        (0.16)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  24.51      $  21.62      $  20.52      $  18.75      $  14.98
                                            ========      ========      ========      ========      ========
Total investment return                        16.47%         7.70%(d)     10.90%        26.37%       (24.25%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.35%         1.58%         1.44%(c)      1.05%         0.89%
  Net expenses                                  0.52%         0.30%         0.53%         0.52%         0.51%
  Expenses (before reimbursement)               0.52%         0.50%         0.53%         0.52%         0.51%
Portfolio turnover rate                           90%           83%          151%           72%          120%
Net assets at end of period (in 000's)      $950,660      $863,109      $923,660      $864,373      $731,686

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.49% and 7.22% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-76 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
-----------------------------------------------------------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                                                   THROUGH
                 YEAR ENDED DECEMBER 31,                         DECEMBER 31,
     2006                 2005                 2004                  2003
    $ 21.56              $ 20.49              $ 18.74              $ 16.45
    -------              -------              -------            ------------
       0.25(b)              0.28(b)              0.24(c)              0.07(b)
       3.24                 1.23                 1.75                 2.38
    -------              -------              -------            ------------
       3.49                 1.51                 1.99                 2.45
    -------              -------              -------            ------------
      (0.10)               (0.18)               (0.24)               (0.16)
      (0.54)               (0.26)                  --                   --
    -------              -------              -------            ------------
      (0.64)               (0.44)               (0.24)               (0.16)
    -------              -------              -------            ------------
    $ 24.41              $ 21.56              $ 20.49              $ 18.74
    =======              =======              =======            ============
      16.18%                7.39%(d)            10.62%               14.93%(e)
       1.11%                1.33%                1.19%(c)             0.80%+(f)
       0.77%                0.55%                0.78%                0.77%+
       0.77%                0.75%                0.78%                0.77%+
         90%                  83%                 151%                  72%
    $65,138              $47,311              $33,013              $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses    8.20%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                  CONSERVATIVE                                               LEHMAN BROTHERS      CONSERVATIVE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                  ------------        -------------         ---------        ---------------      ------------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              10820               11386               12152               10457               10859

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses    7.97%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                  CONSERVATIVE                                               LEHMAN BROTHERS      CONSERVATIVE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                  ------------        -------------         ---------        ---------------      ------------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              10797               11386               12152               10457               10859

                                                                SINCE
BENCHMARK PERFORMANCE                                         INCEPTION

Conservative Allocation Benchmark*                               8.59%
S&P 500(R) Index*                                               13.86
MSCI EAFE(R) Index*                                             21.52
Lehman Brothers(R) Aggregate Bond Index*                         4.57

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-78   MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,079.55            $1.31            $1,023.75             $1.28
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,078.30            $2.62            $1,022.50             $2.55
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.25% for Initial Class and 0.50% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                  www.mainstayfunds.com     M-79

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.6
Cash and Other Assets, Less Liabilities                                           0.4

See Portfolio of Investments on page M-83 for specific holdings within these categories.

 M-80   MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH DECEMBER 31, 2006?

From February 13 through December 31, 2006, MainStay VP Conservative Allocation Portfolio returned 8.20% for Initial Class shares and 7.97% for Service Class shares. Both share classes outperformed the 6.93% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Conservative Portfolio(1) for the same period. Both share classes underperformed the 13.86% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 8.59% return of the Conservative Allocation Benchmark* from February 13 through December 31, 2006. The Conservative Allocation Benchmark is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

WERE THERE ANY CHANGES IN THE WAY THE PORTFOLIO WAS MANAGED DURING THE REPORTING PERIOD?

During the reporting period, Devon McCormick resigned as portfolio manager of the Portfolio. Also during the reporting period, the Board of Directors authorized MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

HOW WAS THE PORTFOLIO ALLOCATED AMONG THE UNDERLYING INVESTMENT OPTIONS?

Throughout the summer and into the fall, we emphasized underlying investment options with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. During the last six months of 2006, the style bias had little impact on the performance of the Portfolio, but the orientation toward larger capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE REPORTING PERIOD?

One recent change has been a gradual migration out of MainStay VP Common Stock Portfolio and into MainStay VP ICAP Select Equity Portfolio(2) and MainStay VP Large Cap Growth Portfolio. Although the shift detracted from performance through December 31, 2006, the overall impact was slight.

We also elected to split the Portfolio's exposure to international equities evenly between MainStay VP International Portfolio and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS HELD BY THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing underlying investment option held by the Portfolio. MainStay VP ICAP Select Equity Portfolio followed at some distance, and MainStay VP Income & Growth Portfolio was the third-best performer.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the S&P 500(R) Index,* as well as the Conservative Allocation Index* are calculated from inception (2/13/06) through 12/31/06. Performance for the average Lipper* Variable Products Mixed-Asset Allocation Conservative Portfolio is calculated from 2/8/06 through 12/31/06.
2. During the reporting period, The Dreyfus Corporation was terminated as subadvisor of MainStay VP Basic Value Portfolio and replaced by Institutional Capital LLC (ICAP). Effective 11/10/06, MainStay VP Basic Value Portfolio's name was changed to MainStay VP ICAP Select Equity Portfolio.
The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Conservative Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of- funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-81

Among underlying investment options held by the Portfolio, MainStay VP Small Cap Growth Portfolio had the lowest total return, followed by MainStay VP Developing Growth Portfolio and MainStay VP Capital Appreciation Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH ONES DETRACTED?

A sizable average allocation to MainStay VP Common Stock Portfolio was among the strongest positive contributors to the Portfolio's performance on an absolute basis and relative to the Conservative Allocation Benchmark.* A large position in MainStay Indexed Bond Fund also accounted for much of the Fund's return, although that holding had little impact on performance relative to the benchmark.

Although none of the Portfolio's underlying investment options generated negative returns, a position in MainStay VP Large Cap Growth Portfolio was the most noteworthy detractor from the Portfolio's performance relative to the Conservative Allocation Benchmark.*

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

A strategic blend of fixed-income investments similar to the bond component of the benchmark was established at the inception of the Portfolio and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Portfolio maintains small, strategic exposures to MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio, and the latter fared well during the reporting period. The Portfolio's much larger allocation to MainStay VP Bond Fund resulted in modest returns only a shade better than inflation or cash.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying investment options will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

Not all investment divisions are available under all policies.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-82   MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.6%)+
---------------------------------------------------------------------------
EQUITY FUNDS (39.7%)
MainStay ICAP Equity Fund Class I                      35,838   $ 1,613,792
MainStay ICAP International Fund Class I               41,888     1,637,412
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                 37,648       913,235
MainStay VP Common Stock Portfolio Initial Class      233,919     5,732,270
MainStay VP ICAP Select Equity Portfolio Initial
 Class                                                476,639     6,556,032
MainStay VP International Equity Portfolio Initial
 Class                                                 88,242     1,648,317
MainStay VP Large Cap Growth Portfolio Initial
 Class                                                527,010     6,531,385
MainStay VP S&P 500 Index Portfolio Initial Class      55,606     1,612,958
                                                                -----------
                                                                 26,245,401
                                                                -----------
FIXED INCOME FUNDS (59.9%)
MainStay VP Bond Portfolio Initial Class (a)        2,185,188    29,720,952
MainStay VP Floating Rate Portfolio Initial Class     499,285     4,922,806
MainStay VP High Yield Corporate
 Bond Portfolio Initial Class                         473,068     4,989,613
                                                                -----------
                                                                 39,633,371
                                                                -----------
Total Affiliated Investment Companies
 (Cost $63,522,197) (b)                                  99.6%   65,878,772(c)
Cash and Other Assets,
 Less Liabilities                                         0.4       243,475
                                                    ---------   -----------
Net Assets                                              100.0%  $66,122,247
                                                    =========   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  The cost for federal income tax purposes is $63,586,158.
(c)  At December 31, 2006 net unrealized appreciation was
     $2,292,614 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $2,357,021 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $64,407.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $63,522,197)         $65,878,772
Cash                                                 916,741
Receivables:
  Fund shares sold                                   289,358
  Interest                                             1,096
Unamortized offering costs                             1,633
Other assets                                               2
                                                 ------------
    Total assets                                  67,087,602
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    916,741
  Professional fees                                   19,791
  NYLIFE Distributors (See Note 3)                    12,839
  Shareholder communication                            6,546
  Manager (See Note 3)                                 4,396
  Custodian                                            1,954
  Directors                                               64
Accrued expenses                                       3,024
                                                 ------------
    Total liabilities                                965,355
                                                 ------------
Net assets                                       $66,122,247
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $     1,386
  Service Class                                       60,602
Additional paid-in capital                        63,499,780
Undistributed net investment income                    5,451
Undistributed net realized gain on investments       198,453
Net unrealized appreciation on investments         2,356,575
                                                 ------------
Net assets                                       $66,122,247
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $ 1,480,079
                                                 ============
Shares of capital stock outstanding                  138,609
                                                 ============
Net asset value per share outstanding            $     10.68
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $64,642,168
                                                 ============
Shares of capital stock outstanding                6,060,227
                                                 ============
Net asset value per share outstanding            $     10.67
                                                 ============

 M-84 MainStay VP Conservative Allocation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  680,850
  Interest                                             8,428
                                                  -----------
    Total income                                     689,278
                                                  -----------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                           68,313
  Professional fees                                   32,367
  Custodian                                           17,684
  Offering                                            16,512
  Shareholder communication                            7,528
  Directors                                            1,597
  Miscellaneous                                        3,301
                                                  -----------
    Total expenses before waiver                     147,302
  Expense waiver from Manager (See Note 3)            (8,917)
                                                  -----------
    Net expenses                                     138,385
                                                  -----------
Net investment income                                550,893
                                                  -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions         128,868
  Capital gain distributions from affiliated
    investment company transactions                  313,471
                                                  -----------
Net realized gain on investments                     442,339
                                                  -----------
Net unrealized appreciation on investments         2,356,575
                                                  -----------
Net realized and unrealized gain on investments    2,798,914
                                                  -----------
Net increase in net assets resulting from
  operations                                      $3,349,807
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                       2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   550,893
 Net realized gain on
  investments                       442,339
 Net unrealized appreciation
  on investments                  2,356,575
                                -----------
 Net increase in net assets
  resulting from operations       3,349,807
                                -----------

Dividends and distributions to
 shareholders:
 From net investment income:
   Initial Class                    (15,388)
   Service Class                   (601,944)
 From net realized gain on investments:
   Initial Class                     (4,117)
   Service Class                   (179,391)
                                -----------
 Total dividends and
  distributions to
  shareholders                     (800,840)
                                -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  1,488,907
   Service Class                 66,540,677
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                     19,505
   Service Class                    781,335
                                -----------
                                 68,830,424
 Cost of shares redeemed:
   Initial Class                    (85,240)
   Service Class                 (5,171,904)
                                -----------
                                 (5,257,144)
   Increase in net assets
    derived from capital share
    transactions                 63,573,280
                                -----------
   Net increase in net assets    66,122,247

NET ASSETS:
Beginning of period                      --
                                -----------
End of period                   $66,122,247
                                ===========
Undistributed net investment
 income at end of period        $     5,451
                                ===========

 M-86 MainStay VP Conservative Allocation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS                             SERVICE CLASS
                                            -------------                             -------------
                                            FEBRUARY 13,                              FEBRUARY 13,
                                               2006(A)                                   2006(A)
                                               THROUGH                                   THROUGH
                                            DECEMBER 31,                              DECEMBER 31,
                                                2006                                      2006
Net asset value at beginning of period         $ 10.00                                   $ 10.00
                                            -------------                             -------------
Net investment income                             0.19(b)                                   0.18(b)
Net realized and unrealized gain on
  investments                                     0.63                                      0.62
                                            -------------                             -------------
Total from investment operations                  0.82                                      0.80
                                            -------------                             -------------
Less dividends and distributions:
  From net investment income                     (0.11)                                    (0.10)
  From net realized gain on investments          (0.03)                                    (0.03)
                                            -------------                             -------------
Total dividends and distributions                (0.14)                                    (0.13)
                                            -------------                             -------------
Net asset value at end of period               $ 10.68                                   $ 10.67
                                            =============                             =============
Total investment return                           8.20%(c)                                  7.97%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           2.04%+                                    1.96%+
  Net expenses                                    0.25%+                                    0.50%+
  Expenses (before waiver)                        0.28%+                                    0.53%+
Portfolio turnover rate                             23%                                       23%
Net assets at end of period (in 000's)         $ 1,480                                   $64,642

(a)  Commencement of operations.
(b)  Per share based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE       FIVE       TEN
TOTAL RETURNS               YEAR    YEARS(1)   YEARS(1)
-------------------------------------------------------
After Portfolio operating
  expenses                 10.44%    7.05%      8.38%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                       SECURITES INDEX
                                                                  -----------------------        --------------------------------
12/31/96                                                                   10000                              10000
                                                                           11542                              11957
                                                                           12060                              13025
                                                                           17124                              18177
                                                                           16264                              16359
                                                                           15910                              15633
                                                                           14652                              14291
                                                                           17910                              18171
                                                                           19004                              19917
                                                                           20256                              20119
12/31/06                                                                   22371                              22701

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE       FIVE       TEN
TOTAL RETURNS               YEAR    YEARS(1)   YEARS(1)
-------------------------------------------------------
After Portfolio operating
  expenses                 10.16%    6.79%      8.12%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                       SECURITIES INDEX
                                                                  -----------------------        --------------------------------
12/31/96                                                                   10000                              10000
                                                                           11515                              11957
                                                                           12002                              13025
                                                                           17003                              18177
                                                                           16113                              16359
                                                                           15724                              15633
                                                                           14446                              14291
                                                                           17614                              18171
                                                                           18645                              19917
                                                                           19822                              20119
12/31/06                                                                   21837                              22701

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS

Merrill Lynch All US Convertible Securities Index*       12.83%  7.75%   8.54%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.03% and 8.38% for the Initial Class and 6.77% and 8.12% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-88   MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,065.25            $3.28            $1,021.85             $3.21
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,064.00            $4.58            $1,020.60             $4.48
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.63% for Initial Class, 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                  www.mainstayfunds.com     M-89

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                                 75.3
Short-Term Investments (collateral from securities lending                        13.8
  is 10.8%)*
Convertible Preferred Stocks                                                      11.9
Common Stocks                                                                      7.4
Investment Company                                                                 1.3
Liabilities in Excess of Cash and Other Assets                                    (9.7)

* Includes 1.4% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-93 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger, Ltd., Series A, 1.50%, due 6/1/23
 2.  Merrill Lynch & Co., Inc. (zero coupon), due
     3/13/32
 3.  Cameron International Corp., 1.50%, due 5/15/24
 4.  Walt Disney Co. (The), 2.125%, due 4/15/23
 5.  Hilton Hotels Corp., 3.375%, due 4/15/23
 6.  Chesapeake Energy Corp., 4.50%
 7.  Diamond Offshore Drilling, Inc., 1.50%, due
     4/15/31
 8.  EMC Corp., 1.75%, due 12/1/11
 9.  Lehman Brothers Holdings, Inc., Series WFMI
     (Whole Foods Market, Inc.), 1.25%, due 8/5/12
10.  Credit Suisse USA, Inc. (Hewlett-Packard Co.),
     1.00%, due 3/23/11

 M-90   MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Convertible Portfolio returned 10.44% for Initial Class shares and 10.16% for Service Class shares. Both share classes underperformed the 10.88% return of the average Lipper* Convertible Securities Portfolio for the same period. Both share classes underperformed the 12.83% return of the Merrill Lynch All US Convertible Securities Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

The Merrill Lynch All Convertible Securities Index* has a very large weighting in the convertible preferred shares of Ford and General Motors. The Portfolio's underweight position in the auto sector hurt performance relative to the peer group and the Index. In addition, the Portfolio's underweight position in lower-credit-quality bonds, which were the standout performers in the Merrill Lynch All Convertible Securities Index,* also hurt the Portfolio's relative performance.

IN 2006, WHICH SECTORS AND SECURITIES WERE THE STRONGEST PERFORMERS FOR THE PORTFOLIO?

The Portfolio saw its strongest absolute gains from the large-cap oil services sector. Convertible bond holdings of oil services giant Schlumberger and oil and gas equipment maker Cameron International both benefited from rapid sales and earnings growth in a strong market for exploration and production.

Financial services companies provided the Portfolio's second-strongest sector results. Convertible bonds of Merrill Lynch and Affiliated Managers Group strengthened the Portfolio's performance. Both companies benefited from the relative strength of the equity markets, and Merrill Lynch was helped by low interest rates and strong merger and acquisition activity.

Lodging was the Portfolio's third-strongest sector in absolute terms. A large investment in the convertible bonds of Hilton Hotels performed extremely well in 2006, tracking the substantial rise in the common stock of Hilton Hotels. The company benefited from a strong, steady increase in room rates and occupancy throughout the year.

Fisher Scientific International, a leading supplier of laboratory equipment and supplies, was also a strong performer. The company advanced on several consecutive quarters of positive organic sales growth, earnings growth and free cash flow. The company is close to consummating a potentially synergistic merger with Thermo-Electron Corp., a leading manufacturer of laboratory equipment and instruments.

WHICH SECTORS AND SECURITIES WERE WEAK PERFORMERS IN 2006?

The worst-performing Portfolio sector in 2006 in terms of absolute dollars lost was media. Sirius Satellite Radio and Yahoo! were particularly weak performers. Sirius's common stock and convertible bonds declined as investors became increasingly concerned about the company's continuing losses from operations. Yahoo! shares and convertible bonds declined on disappointing earnings reports and a loss of market share to the company's rival, Google.

The Portfolio's second-worst-performing sector was health care, specifically generic and biotech pharmaceuticals. Teva Pharmaceutical shares and convertible bonds fell on hints of increasing price pressure on generic manufacturers. Genentech's common stock fell on slower-than-expected sales growth for key products and new-application hurdles for the company's breakthrough anticancer drug, Avastin.

Retail was the Portfolio's third-weakest-performing sector. Whole Foods Markets' common stock was down sharply in 2006 on slowing same-stores sales and increased competition. We continue to hold these bonds, as we believe that Whole Foods is a well-managed company with strong potential.


Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                  www.mainstayfunds.com     M-91

WHAT WERE SOME OF THE SECURITIES THE PORTFOLIO PURCHASED IN 2006?

We initiated a position in WESCO International, a distributor of electrical and industrial maintenance supplies, to take advantage of the company's rapidly increasing sales and earnings. We also initiated a significant position in Microsoft common stock, which was selling at very low historical and absolute valuations, despite tremendous free cash flow, cash on the balance sheet and a soon-to-be-released operating-system upgrade.

We sold the Portfolio's convertible-bond holding in Yahoo! after the company reported several disappointing quarterly results. We disposed of our holding of the convertible bonds of Inco, a leading miner of nickel, after the company received several merger offers that drove the share price to a level we felt was fully valued.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2006?

The Portfolio's consumer discretionary weighting increased with the market value of holdings in Ford and General Motors and with a new position in auto parts manufacturer ArvinMeritor. The Portfolio's health care weighting increased with advances at Fisher Scientific International and with the addition of a position in Amgen. The Portfolio's weightings in industrials and information technology also increased.

We decreased the Portfolio's energy weighting in December on the belief that mild weather could lead to a sell-off. We reduced the Portfolio's telecommunication services weighting by selling convertible bonds of Verizon and NII International. The Portfolio's weightings in consumer staples, financials and utilities were little changed during the 12-month period.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX* AT YEAR-END?

As of December 31, 2006, the Portfolio was significantly overweight in energy and consumer staples. On the same date, the Portfolio was underweight in information technology, where we found valuations fairly high and fundamentals less than stellar. Other sectors were relatively close to the benchmark, with consumer discretionary, health care, financials, telecommunication services, industrials and materials slightly underweight and utilities slightly overweight.


Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CONVERTIBLE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-92   MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (87.2%)+
CONVERTIBLE BONDS (75.3%)
------------------------------------------------------------------------------
ADVERTISING (0.8%)
Interpublic Group of Cos., Inc.
 4.50%, due 3/15/23 (a)                             $ 2,340,000   $  2,784,600
                                                                  ------------
AEROSPACE & DEFENSE (2.4%)
L-3 Communications Corp.
 3.00%, due 8/1/35 (b)                                4,360,000      4,599,800
Orbital Sciences Corp.
 2.438%, due 1/15/27 (b)                              1,910,000      1,938,650
Triumph Group, Inc.
 2.625%, due 10/1/26 (b)                              1,981,000      2,297,960
                                                                  ------------
                                                                     8,836,410
                                                                  ------------
AIRLINES (0.7%)
AMR Corp.
 4.50%, due 2/15/24                                   1,575,000      2,397,937
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.4%)
ArvinMeritor, Inc.
 4.625%, due 3/1/26
 (zero coupon), beginning 3/1/16 (b)                  1,190,000      1,343,212
                                                                  ------------
BANKS (1.1%)
U.S. Bancorp
 3.893%, due 12/11/35 (a)(c)                          3,900,000      3,964,350
                                                                  ------------
BIOTECHNOLOGY (3.3%)
Amgen, Inc.
 0.125%, due 2/1/11 (b)                               6,610,000      6,477,800
 0.125%, due 2/1/11 (a)                               2,365,000      2,317,700
Citigroup Funding, Inc. (Genentech, Inc.)
 0.50%, due 2/3/11 (d)                                3,720,000      3,409,380
                                                                  ------------
                                                                    12,204,880
                                                                  ------------
COMPUTERS (7.1%)
Cadence Design Systems, Inc.
 1.375%, due 12/15/11 (b)                             1,785,000      1,811,775
 1.50%, due 12/15/13 (a)(b)                             955,000        968,131
V  Credit Suisse USA, Inc.
 (Hewlett-Packard Co.)
 1.00%, due 3/23/11 (d)                               7,360,000      8,264,544
Electronic Data Systems Corp.
 3.875%, due 7/15/23                                  5,170,000      5,512,512
V  EMC Corp.
 1.75%, due 12/1/11 (b)                               8,920,000      9,287,950
                                                                  ------------
                                                                    25,844,912
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DISTRIBUTION & WHOLESALE (3.9%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17 (a)                     $ 6,440,000   $  7,760,200
WESCO International, Inc.
 1.75%, due 11/15/26 (b)                              5,365,000      5,204,050
 2.625%, due 10/15/25 (b)                               805,000      1,250,769
                                                                  ------------
                                                                    14,215,019
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (6.0%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21                            2,750,000      5,053,125
V  Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                          10,275,000     13,683,217
SLM Corp.
 5.327%, due 7/25/35 (c)                              3,365,000      3,357,933
                                                                  ------------
                                                                    22,094,275
                                                                  ------------
ELECTRIC (0.7%)
PG&E Corp.
 9.50%, due 6/30/10                                     725,000      2,473,156
                                                                  ------------

ELECTRONICS (3.4%)
Fisher Scientific International, Inc.
 2.50%, due 10/1/23                                   2,760,000      5,464,800
 3.25%, due 3/1/24 (a)                                5,515,000      7,162,606
                                                                  ------------
                                                                    12,627,406
                                                                  ------------
ENVIRONMENTAL CONTROL (1.5%)
Waste Connections, Inc.
 3.75%, due 4/1/26 (b)                                1,790,000      1,906,350
 3.75%, due 4/1/26 (a)                                3,435,000      3,658,275
                                                                  ------------
                                                                     5,564,625
                                                                  ------------
FOOD (2.5%)
V  Lehman Brothers Holdings, Inc.
 (Whole Foods Market, Inc.) Series WFMI
 1.25%, due 8/5/12 (d)                               10,800,000      9,230,760
                                                                  ------------

HEALTH CARE--PRODUCTS (3.2%)
Henry Schein, Inc.
 3.00%, due 8/15/34                                   4,510,000      5,479,650
Medtronic, Inc.
 1.625%, due 4/15/13 (b)                              5,960,000      6,384,650
                                                                  ------------
                                                                    11,864,300
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE--SERVICES (0.9%)
Health Management Associates, Inc.
 4.375%, due 8/1/23                                 $ 3,340,000   $  3,410,975
                                                                  ------------
HOUSEHOLD PRODUCTS & WARES (1.2%)
Church & Dwight Co., Inc.
 5.25%, due 8/15/33                                   2,980,000      4,306,100
                                                                  ------------

INTERNET (1.2%)
Amazon.com, Inc.
 4.75%, due 2/1/09                                    3,640,000      3,589,950
At Home Corp.
 4.75%, due 12/15/07 (e)(f)(g)                        2,335,418            234
Priceline.com, Inc.
 0.50%, due 9/30/11 (a)(b)                              725,000        866,375
                                                                  ------------
                                                                     4,456,559
                                                                  ------------
LODGING (3.3%)
V  Hilton Hotels Corp.
 3.375%, due 4/15/23                                  7,625,000     12,066,562
                                                                  ------------
MEDIA (5.5%)
Liberty Media Corp.
 3.50%, due 1/15/31                                   6,120,000      6,135,300
Sirius Satellite Radio, Inc.
 2.50%, due 2/15/09 (a)                               1,615,000      1,677,581
V  Walt Disney Co. (The)
 2.125%, due 4/15/23                                 10,245,000     12,498,900
                                                                  ------------
                                                                    20,311,781
                                                                  ------------
MINING (0.9%)
Century Aluminum Co.
 1.75%, due 8/1/24                                    1,080,000      1,703,700
Coeur d'Alene Mines Corp.
 1.25%, due 1/15/24                                   1,480,000      1,406,000
                                                                  ------------
                                                                     3,109,700
                                                                  ------------
OIL & GAS (5.0%)
Devon Energy Corp.
 4.90%, due 8/15/08                                   3,180,000      4,420,200
V  Diamond Offshore Drilling, Inc.
 1.50%, due 4/15/31                                   6,155,000     10,071,119
Pride International, Inc.
 3.25%, due 5/1/33                                    3,170,000      3,998,162
                                                                  ------------
                                                                    18,489,481
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS SERVICES (7.9%)
V  Cameron International Corp.
 1.50%, due 5/15/24                                 $ 8,385,000   $ 13,468,406
V  Schlumberger, Ltd.
 Series A
 1.50%, due 6/1/23                                    8,800,000     15,565,000
                                                                  ------------
                                                                    29,033,406
                                                                  ------------
PHARMACEUTICALS (7.3%)
ALZA Corp.
 (zero coupon), due 7/28/20 (a)                       5,525,000      5,041,563
Sepracor, Inc.
 (zero coupon), due 10/15/24                          4,270,000      4,616,938
Teva Pharmaceutical Finance Co. B.V.
 0.375%, due 11/15/22                                 1,315,000      1,905,106
 Series D
 1.75%, due 2/1/26                                    3,335,000      3,089,044
Teva Pharmaceutical Finance LLC
 0.25%, due 2/1/24                                    2,630,000      2,708,900
Watson Pharmaceuticals, Inc.
 1.75%, due 3/15/23                                   4,035,000      3,742,463
Wyeth
 5.109%, due 1/15/24 (a)(c)                           5,140,000      5,605,684
                                                                  ------------
                                                                    26,709,698
                                                                  ------------
SEMICONDUCTORS (2.5%)
Diodes, Inc.
 2.25%, due 10/1/26                                   2,093,000      2,001,431
Intel Corp.
 2.95%, due 12/15/35 (b)                              3,655,000      3,326,050
Lehman Brothers Holdings, Inc.
 0.25%, due 6/23/11 (h)                               3,705,000      3,663,875
                                                                  ------------
                                                                     8,991,356
                                                                  ------------
TELECOMMUNICATIONS (2.6%)
AudioCodes, Ltd.
 2.00%, due 11/9/24 (a)(b)(i)                           905,000        813,369
 2.00%, due 11/9/24                                   2,040,000      1,833,450
NII Holdings, Inc.
 2.75%, due 8/15/25 (b)                               2,520,000      3,657,150
 2.75%, due 8/15/25                                   1,315,000      1,908,394
Time Warner Telecom, Inc.
 2.375%, due 4/1/26                                   1,185,000      1,496,063
                                                                  ------------
                                                                     9,708,426
                                                                  ------------
Total Convertible Bonds
 (Cost $249,042,954)                                               276,039,886
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (11.9%)
------------------------------------------------------------------------------
AIRLINES (0.4%)
Continental Airlines Finance Trust II
 6.00% (k)                                               32,800      1,443,200
                                                                  ------------

 M-94 MainStay VP Convertible Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
AUTO MANUFACTURERS (1.2%)
Ford Motor Co. Capital Trust II
 6.50%                                                   74,100   $  2,534,220
General Motors Corp.
 5.25% Series B                                         101,200      2,144,428
                                                                  ------------
                                                                     4,678,648
                                                                  ------------
CHEMICALS (1.5%)
Celanese Corp.
 4.25%                                                  152,400      5,486,400
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
Citigroup Funding, Inc.
 5.02% (j)                                               92,200      2,979,904
                                                                  ------------
ELECTRIC (1.6%)
NRG Energy, Inc.
 5.75%                                                   21,700      5,856,288
                                                                  ------------

INSURANCE (2.0%)
MetLife, Inc.
 6.375% (k)                                             240,200      7,345,316
                                                                  ------------

MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc.
 5.50%                                                    1,400      1,829,275
                                                                  ------------

OIL & GAS (3.1%)
V  Chesapeake Energy Corp.
 4.50% (a)                                              118,300     11,327,225
                                                                  ------------
TELECOMMUNICATIONS (0.8%)
Lucent Technologies Capital Trust I
 7.75% (k)                                                2,775      2,867,269
                                                                  ------------
Total Convertible Preferred Stocks
 (Cost $41,696,665)                                                 43,813,525
                                                                  ------------
Total Convertible Securities
 (Cost $290,739,619)                                               319,853,411
                                                                  ------------

COMMON STOCKS (7.4%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc.                                          27,974      1,558,152
                                                                  ------------

ELECTRIC (0.5%)
AES Corp. (The) (k)                                      83,600      1,842,544
                                                                  ------------

ENGINEERING & CONSTRUCTION (0.9%)
McDermott International, Inc. (k)                        61,950      3,150,777
                                                                  ------------


                                                         SHARES          VALUE
IRON & STEEL (0.2%)
Allegheny Technologies, Inc.                              8,300   $    752,644
                                                                  ------------

MEDIA (0.4%)
News Corp. Class A                                       74,100      1,591,668
                                                                  ------------

OIL & GAS (0.9%)
ExxonMobil Corp.                                         25,200      1,931,076
Hess Corp.                                               29,000      1,437,530
                                                                  ------------
                                                                     3,368,606
                                                                  ------------
OIL & GAS SERVICES (1.4%)
Baker Hughes, Inc.                                       19,700      1,470,802
Input/Output, Inc. (a)(k)                                59,500        810,985
Tidewater, Inc.                                          59,300      2,867,748
                                                                  ------------
                                                                     5,149,535
                                                                  ------------
PIPELINES (0.6%)
National Fuel Gas Co.                                    51,300      1,977,102
                                                                  ------------

SOFTWARE (2.1%)
Microsoft Corp.                                         259,000      7,733,740
                                                                  ------------
Total Common Stocks
 (Cost $22,397,525)                                                 27,124,768
                                                                  ------------

INVESTMENT COMPANY (1.3%)
------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (a)(l)                32,100      4,549,212
                                                                  ------------
Total Investment Company
 (Cost $3,387,350)                                                   4,549,212
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (13.8%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.5%)
Barton Capital LLC
 5.298%, due 1/4/07 (m)                             $   731,514        731,514
Charta LLC
 5.314%, due 1/11/07 (m)                                749,398        749,398
Ciesco, Inc.
 5.305%, due 1/10/07 (m)                                978,028        978,028
Compass Securitization LLC
 5.324%, due 1/18/07 (m)                                999,197        999,197
Fairway Finance Corp.
 5.301%, due 1/8/07 (m)                                 749,398        749,398
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (m)                                739,120        739,120
Greyhawk Funding LLC
 5.305%, due 1/5/07 (m)                                 732,942        732,942
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (m)                                749,398        749,398

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Co.
 5.325%, due 1/29/07 (m)                            $   249,799   $    249,799
Old Line Funding LLC
 5.303%, due 1/9/07 (m)                                 979,123        979,123
Prudential Funding LLC
 5.26%, due 1/3/07                                    3,920,000      3,918,854
Rabobank USA Financial Corp.
 5.28%, due 1/3/07                                    7,295,000      7,292,860
Ranger Funding LLC
 5.308%, due 1/30/07 (m)                                749,398        749,398
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (m)                                749,398        749,398
                                                                  ------------
Total Commercial Paper
 (Cost $20,368,427)                                                 20,368,427
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (1.4%)
BGI Institutional Money Market Fund (m)               5,218,161      5,218,161
                                                                  ------------
Total Investment Company
 (Cost $5,218,161)                                                   5,218,161
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $249,950 (Collateralized by various
 Corporate Bonds and a U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between 8/15/09-12/29/49, with a Principal Amount of
 $247,421 and a Market Value of $258,642) (m)       $   249,799        249,799
                                                                  ------------
Total Repurchase Agreement
 (Cost $249,799)                                                       249,799
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (6.8%)
Abbey National PLC
 5.34%, due 1/2/07 (m)                              $ 2,997,592   $  2,997,592
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (m)                                1,998,395      1,998,395
Bank of America Corp.
 5.27%, due 1/19/07 (c)(m)                            1,998,395      1,998,395
Bank of Montreal
 5.30%, due 1/26/07 (m)                               1,248,997      1,248,997
Barclays
 5.32%, due 1/18/07 (m)                               1,648,675      1,648,675
Calyon
 5.31%, due 2/12/07 (m)                               1,998,395      1,998,395
Citigroup
 5.325%, due 3/22/07 (m)                              1,748,595      1,748,595
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (m)                               1,898,475      1,898,475
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (m)                               1,998,395      1,998,395
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (m)                               1,848,515      1,848,515
Rabobank Nederland
 5.29%, due 3/6/07 (m)                                1,498,796      1,498,796
Standard Chartered Bank
 5.29%, due 1/10/07 (m)                               1,998,394      1,998,394
UBS AG
 5.285%, due 1/12/07 (m)                              1,998,395      1,998,395
                                                                  ------------
Total Time Deposits
 (Cost $24,880,014)                                                 24,880,014
                                                                  ------------
Total Short-Term Investments
 (Cost $50,716,401)                                                 50,716,401
                                                                  ------------
Total Investments
 (Cost $367,240,895) (n)                                  109.7%   402,243,792(o)
Liabilities in Excess of
 Cash and Other Assets                                     (9.7)   (35,549,385)
                                                    -----------   ------------
Net Assets                                                100.0%  $366,694,407
                                                    ===========   ============

 M-96 MainStay VP Convertible Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

(a) Represents a security, or a portion thereof, which is out on loan.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(d) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g) Fair valued security. The total market value of the security at December 31, 2006 is $234, which reflects 0.0% of the Portfolio's net assets.
(h) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Analog Devices, Inc., Applied Materials, Inc., Broadcom Corp., Intel Corp., Linear
     Technology Corp., Marvell Technology, Maxim Integrated,
     Motorola, Inc., STMicroelectronics N.V. and Texas
     Instruments, Inc.
(i) Illiquid security. The total market value of the security at December 31, 2006 is $813,369, which represents 0.2% of the Portfolio's net asset.
(j) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(k)  Non-income producing security.
(l) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(m) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $371,711,546.
(o)  At December 31, 2006 net unrealized appreciation was
     $30,532,246, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $36,608,494 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,076,248.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $367,240,895) including $38,026,238
  market value of securities loaned             $402,243,792
Cash                                                   3,237
Receivables:
  Investment securities sold                      11,277,479
  Dividends and interest                           1,557,138
  Fund shares sold                                    19,428
Other assets                                           1,030
                                                -------------
    Total assets                                 415,102,104
                                                -------------

LIABILITIES:
Securities lending collateral                     39,504,687
Payables:
  Investment securities purchased                  8,439,584
  Fund shares redeemed                               142,215
  Adviser (See Note 3)                               113,029
  Administrator (See Note 3)                          62,794
  Shareholder communication                           58,886
  Professional fees                                   55,682
  NYLIFE Distributors (See Note 3)                    25,670
  Custodian                                            1,452
  Directors                                              518
Accrued expenses                                       3,180
                                                -------------
    Total liabilities                             48,407,697
                                                -------------
Net assets                                      $366,694,407
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    193,049
  Service Class                                       94,813
Additional paid-in capital                       317,775,880
Accumulated undistributed net investment
  income                                           6,386,131
Accumulated undistributed net realized gain on
  investments                                      7,241,637
Net unrealized appreciation on investments        35,002,897
                                                -------------
Net assets                                      $366,694,407
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $246,179,343
                                                =============
Shares of capital stock outstanding               19,304,898
                                                =============
Net asset value per share outstanding           $      12.75
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $120,515,064
                                                =============
Shares of capital stock outstanding                9,481,338
                                                =============
Net asset value per share outstanding           $      12.71
                                                =============

 M-98 MainStay VP Convertible Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,868,164
  Dividends                                        2,889,185
  Income from securities loaned--net                 114,410
                                                 ------------
    Total income                                   8,871,759
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,314,854
  Administration (See Note 3)                        730,475
  Distribution and service--Service Class
    (See Note 3)                                     275,160
  Professional fees                                  119,738
  Shareholder communication                           89,383
  Directors                                           20,560
  Custodian                                           18,022
  Miscellaneous                                       18,917
                                                 ------------
    Total expenses                                 2,587,109
                                                 ------------
Net investment income                              6,284,650
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  15,143,809
Net change in unrealized appreciation on
  investments                                     14,501,524
                                                 ------------
Net realized and unrealized gain on investments   29,645,333
                                                 ------------
Net increase in net assets resulting from
  operations                                     $35,929,983
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  6,284,650   $  6,460,084
 Net realized gain on
  investments                     15,143,809     21,206,968
 Net change in unrealized
  appreciation on investments     14,501,524     (5,633,150)
                                ---------------------------
 Net increase in net assets
  resulting from operations       35,929,983     22,033,902
                                ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                  (5,809,661)    (3,943,479)
   Service Class                  (2,642,254)    (1,299,254)
                                ---------------------------
 Total dividends to
  shareholders                    (8,451,915)    (5,242,733)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   6,406,438      6,521,145
   Service Class                  21,488,472     23,954,515
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends:
   Initial Class                   5,809,661      3,943,479
   Service Class                   2,642,254      1,299,254
                                ---------------------------
                                  36,346,825     35,718,393
 Cost of shares redeemed:
   Initial Class                 (47,816,580)   (52,462,180)
   Service Class                  (9,451,538)    (7,956,264)
                                ---------------------------
                                 (57,268,118)   (60,418,444)
   Decrease in net assets
    derived from capital share
    transactions                 (20,921,293)   (24,700,051)
                                ---------------------------
   Net increase (decrease) in
    net assets                     6,556,775     (7,908,882)

NET ASSETS:
Beginning of year                360,137,632    368,046,514
                                ---------------------------
End of year                     $366,694,407   $360,137,632
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $  6,386,131   $  8,042,487
                                ===========================

 M-100 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-101

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  11.82      $  11.26      $  10.82      $   9.04      $  10.11
                                            --------      --------      --------      --------      --------
Net investment income                           0.22(b)       0.21(b)       0.21          0.27(b)       0.28
Net realized and unrealized gain (loss) on
  investments                                   1.02          0.53          0.45          1.74         (1.08)
                                            --------      --------      --------      --------      --------
Total from investment operations                1.24          0.74          0.66          2.01         (0.80)
                                            --------      --------      --------      --------      --------
Less dividends:
  From net investment income                   (0.31)        (0.18)        (0.22)        (0.23)        (0.27)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  12.75      $  11.82      $  11.26      $  10.82      $   9.04
                                            ========      ========      ========      ========      ========
Total investment return                        10.44%         6.59%(c)      6.11%        22.23%        (7.91%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.80%         1.87%         1.94%         2.71%         2.97%
  Net expenses                                  0.63%         0.53%         0.66%         0.67%         0.67%
  Expenses (before reimbursement)               0.63%         0.62%         0.66%         0.67%         0.67%
Portfolio turnover rate                           76%          100%          108%           76%           95%
Net assets at end of period (in 000's)      $246,179      $262,352      $291,995      $292,043      $204,263

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.50% and 6.24% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-102 MainStay VP Convertible Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                 SERVICE CLASS
-------------------------------------------------------------------------------
                                                                     JUNE 5,
                                                                     2003(A)
                                                                     THROUGH
                  YEAR ENDED DECEMBER 31,                          DECEMBER 31,
      2006                 2005                  2004                  2003
    $  11.80              $ 11.24               $ 10.81              $  9.95
    --------              -------               -------            ------------
        0.19(b)              0.19(b)               0.20                 0.14(b)
        1.00                 0.53                  0.43                 0.94
    --------              -------               -------            ------------
        1.19                 0.72                  0.63                 1.08
    --------              -------               -------            ------------
       (0.28)               (0.16)                (0.20)               (0.22)
    --------              -------               -------            ------------
    $  12.71              $ 11.80               $ 11.24              $ 10.81
    ========              =======               =======            ============
       10.16%                6.32%(c)              5.85%               10.84%(d)
        1.55%                1.62%                 1.69%                2.46%+(e)
        0.88%                0.78%                 0.91%                0.92%+
        0.88%                0.87%                 0.91%                0.92%+
          76%                 100%                  108%                  76%
    $120,515              $97,786               $76,052              $23,672

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 12.64%    5.61%        2.12%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO              S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
5/1/98                                                    10000                       10000                       10000
                                                           9210                       11171                        8993
                                                          12176                       13522                       12868
                                                           9852                       12291                        9982
                                                           9130                       10830                        9061
                                                           6484                        8437                        6319
                                                           8979                       10857                        9386
                                                           9506                       12038                       10729
                                                          10651                       12629                       11174
12/31/06                                                  11997                       14624                       12666

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 12.36%    5.34%        1.86%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING        RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                 ----------------------        -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                           9195                        8993                       11171
                                                          12123                       12868                       13522
                                                           9783                        9982                       12291
                                                           9043                        9061                       10830
                                                           6406                        6319                        8437
                                                           8850                        9386                       10857
                                                           9345                       10729                       12038
                                                          10441                       11174                       12629
12/31/06                                                  11732                       12666                       14624

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell 2000(R) Growth Index*                            13.35%   6.93%     2.76%
S&P 500(R) Index*                                        15.79    6.19      4.48

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.59% and 2.11% for the Initial Class and 5.33% and 1.85% for the Service Class for the five-year and since-inception periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-104   MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,035.70            $4.93            $1,020.20             $4.89
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,034.45            $6.20            $1,018.95             $6.16
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.96% for Initial Class, 1.21% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-105

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.8
Short-Term Investments (collateral from securities lending                        31.8
  is 31.8%)
Liabilities in Excess of Cash and Other Assets                                   (29.6)

See Portfolio of Investments on page M-109 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Priceline.com, Inc.
 2.  Daktronics, Inc.
 3.  Chipotle Mexican Grill, Inc. Class A
 4.  Nuance Communications, Inc.
 5.  VistaPrint, Ltd.
 6.  TeleTech Holdings, Inc.
 7.  IntercontinentalExchange, Inc.
 8.  Strayer Education, Inc.
 9.  FactSet Research Systems, Inc.
10.  Equinix, Inc.

 M-106   MainStay VP Developing Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager F. Thomas O'Halloran, CFA, of Lord, Abbett & Co. LLC.

HOW DID MAINSTAY VP DEVELOPING GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Developing Growth Portfolio returned 12.64% for Initial Class shares and 12.36% for Service Class shares. Both share classes outperformed the 11.12% return of the average Lipper* Variable Products Small-Cap Growth Portfolio for the same period. Both share classes underperformed the 13.35% return of the Russell 2000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

The largest detractors from the Portfolio's performance relative to the Russell 2000(R) Growth Index* were stock selection in the industrials and health care sectors as well as an underweight position in the materials sector. The financials sector was a strong contributor to performance, adding value through both stock selection and an overweight position relative to the Russell 2000(R) Growth Index.* Stock selection in the consumer discretionary sector also helped the Portfolio.

IN 2006, WHICH PORTFOLIO SECTORS WERE PARTIC-
ULARLY STRONG AND WHICH SECTORS DETRACTED FROM PERFORMANCE?

The financials sector was the Portfolio's strongest sector on an absolute and relative basis. Financial stocks benefited from strong equity markets. Telecommunication services provided the second-strongest sector performance on an absolute basis. Consumer discretionary was also a strong performer relative to the Russell 2000(R) Growth Index.*

The materials sector was the weakest performer on both an absolute and relative basis, but the Portfolio's weighting in the sector was very low. Consumer staples was also a weak performer on both an absolute and relative basis. The industrials sector was a weak performer relative to the benchmark.

IN 2006, WHICH INDIVIDUAL STOCKS PROVIDED THE STRONGEST ABSOLUTE PERFORMANCE FOR THE PORTFOLIO AND WHICH STOCKS WERE THE WEAKEST PERFORMERS?

IntercontinentalExchange, an electronic energy marketplace, rose throughout the second half of the year, as it agreed to acquire the New York Board of Trade. Daktronics, a digital billboard provider, benefited from swift demand for the company's products and positive earnings reports. International Securities Exchange Holdings, an electronic exchange for equity options, benefited from another year of rapidly increasing options trading.

Monolithic Power Systems, a semiconductor producer, declined significantly during the year as competitive concerns mounted. Netflix, an online movie-rental service provider, suffered from investor concerns about the effect of increasing competition on gross margins. Nektar Therapeutics, a biopharmaceutical company, was hurt by the slow rollout of its new inhaled insulin product, Exubera.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2006?

IntercontinentalExchange shares benefited in 2006 as options trading volumes hit record levels. We purchased and took profits in the company's shares opportunistically throughout the year.

The Portfolio initiated a new position in Baidu.com, the leading search engine in China. We purchased and took profits in the company's shares opportunistically throughout the year.

Hologic is a medical-imaging-systems producer that focuses on the health care needs of women. The Portfolio's entire position in the stock was sold during the year.

We decreased the Portfolio's position in International Securities Exchange Holdings by taking profits from this strong performer.

Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of Portfolio assets are subject to change. Sectors may include many industries. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-107

WERE THERE ANY SIGNIFICANT SECTOR-WEIGHTING CHANGES DURING 2006?

During the year, the Portfolio's weightings relative to the Russell 2000(R) Growth Index* increased in the information technology and consumer discretionary sectors and decreased in the financials and energy sectors.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO ITS BENCHMARK AT YEAR-END?

As of December 31, 2006, the Portfolio sectors that were most significantly overweighted relative to the Russell 2000(R) Growth Index* were information technology and consumer discretionary. The sectors that were most significantly underweighted were industrials and consumer staples. These overweighted and underweighted positions all detracted slightly from the Portfolio's performance during the year.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Information provided in this report should not be considered a recommendation to purchase or sell securities.

INFORMATION ABOUT MAINSTAY VP DEVELOPING GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-108   MainStay VP Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (97.8%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
BE Aerospace, Inc. (a)                                  19,000   $    487,920
                                                                 ------------

AIRLINES (1.6%)
Allegiant Travel Co. (a)                                17,300        485,438
JetBlue Airways Corp. (a)(b)                            32,800        465,760
                                                                 ------------
                                                                      951,198
                                                                 ------------
AUTO COMPONENTS (0.5%)
LKQ Corp. (a)                                           12,600        289,674
                                                                 ------------
BIOTECHNOLOGY (3.4%)
Alexion Pharmaceuticals, Inc. (a)                       10,100        407,939
Applera Corp.--Celera Group (a)                         34,200        478,458
BioMarin Pharmaceuticals, Inc. (a)(b)                   26,400        432,696
Digene Corp. (a)                                         9,600        460,032
Myriad Genetics, Inc. (a)(b)                             7,600        237,880
                                                                 ------------
                                                                    2,017,005
                                                                 ------------
CAPITAL MARKETS (4.6%)
Cohen & Steers, Inc.                                    12,200        490,074
Jefferies Group, Inc.                                   13,100        351,342
KBW, Inc. (a)                                           19,800        581,922
Penson Worldwide, Inc. (a)                              26,400        723,624
Thomas Weisel Partners Group, Inc. (a)(b)               28,900        609,790
                                                                 ------------
                                                                    2,756,752
                                                                 ------------
COMMERCIAL BANKS (1.6%)
PrivateBancorp, Inc.                                    11,200        466,256
Prosperity Bancshares, Inc.                              6,700        231,217
Western Alliance Bancorp (a)                             6,800        236,436
                                                                 ------------
                                                                      933,909
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (4.3%)
CRA International, Inc. (a)                              8,800        461,120
Geo Group, Inc. (The) (a)                                9,700        363,944
Innerworkings, Inc. (a)(b)                              20,600        328,776
PeopleSupport, Inc. (a)                                 24,900        524,145
V  TeleTech Holdings, Inc. (a)                          38,200        912,216
                                                                 ------------
                                                                    2,590,201
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.8%)
NETGEAR, Inc. (a)                                       20,700        543,375
Oplink Communications, Inc. (a)                         24,600        505,776
                                                                 ------------
                                                                    1,049,151
                                                                 ------------
COMPUTERS & PERIPHERALS (2.3%)
Rackable Systems, Inc. (a)(b)                           20,900        647,273
Synaptics, Inc. (a)                                     24,600        730,374
                                                                 ------------
                                                                    1,377,647
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.7%)
Infrasource Services, Inc. (a)                          20,200        439,754
                                                                 ------------


                                                        SHARES          VALUE
DIVERSIFIED CONSUMER SERVICES (3.6%)
Capella Education Co. (a)                                7,600   $    184,300
Coinstar, Inc. (a)                                      15,100        461,607
New Oriental Education & Technology Group, Inc.
 ADR (a)(c)                                             17,000        570,180
V  Strayer Education, Inc. (b)                           8,500        901,425
                                                                 ------------
                                                                    2,117,512
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
V  IntercontinentalExchange, Inc. (a)                    8,400        906,360
International Securities Exchange Holdings, Inc.         8,700        407,073
NewStar Financial, Inc. (a)                              8,000        147,600
                                                                 ------------
                                                                    1,461,033
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
Cbeyond, Inc. (a)(b)                                    10,100        308,959
NeuStar, Inc. Class A (a)                               21,400        694,216
                                                                 ------------
                                                                    1,003,175
                                                                 ------------
ELECTRIC UTILITIES (1.1%)
ITC Holdings Corp.                                      16,600        662,340
                                                                 ------------

ELECTRICAL EQUIPMENT (2.3%)
Evergreen Solar, Inc. (a)(b)                            35,400        267,978
First Solar, Inc. (a)                                   18,200        542,360
Regal-Beloit Corp.                                      10,300        540,853
                                                                 ------------
                                                                    1,351,191
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (4.1%)
Color Kinetics, Inc. (a)(b)                             19,800        422,730
V  Daktronics, Inc. (b)                                 27,700      1,020,745
IPG Photonics Corp. (a)                                  9,400        225,600
SunPower Corp. Class A (a)(b)                           21,500        799,155
                                                                 ------------
                                                                    2,468,230
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (3.0%)
Cal Dive International, Inc. (a)                        41,000        514,550
Dril-Quip, Inc. (a)                                     10,700        419,012
Superior Energy Services, Inc. (a)                      13,100        428,108
TETRA Technologies, Inc. (a)                            17,700        452,766
                                                                 ------------
                                                                    1,814,436
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.4%)
Align Technology, Inc. (a)(b)                           33,100        462,407
DJO, Inc. (a)                                            9,800        419,636
IntraLase Corp. (a)(b)                                  17,900        400,602

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
xMentor Corp. (b)                                       14,400   $    703,728
Mindray Medical
 International, Ltd., ADR (a)(c)                        11,800        282,256
NuVasive, Inc. (a)                                      20,800        480,480
Volcano Corp. (a)                                       27,100        444,169
Zoll Medical Corp. (a)                                  10,500        611,520
                                                                 ------------
                                                                    3,804,798
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.8%)
AMN Healthcare Services, Inc. (a)                       21,300        586,602
Bio-Reference Laboratories, Inc. (a)                    21,400        481,286
                                                                 ------------
                                                                    1,067,888
                                                                 ------------
HEALTH CARE TECHNOLOGY (4.6%)
Allscripts Healthcare Solutions, Inc. (a)(b)            29,500        796,205
Phase Forward, Inc. (a)                                 49,500        741,510
Vital Images, Inc. (a)                                  22,100        769,080
WebMD Health Corp. Class A (a)(b)                       11,300        452,226
                                                                 ------------
                                                                    2,759,021
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (2.6%)
V  Chipotle Mexican Grill, Inc. Class A (a)(b)          16,200        923,400
Ctrip.com International, Ltd., ADR (b)(c)                9,700        606,056
                                                                 ------------
                                                                    1,529,456
                                                                 ------------
INTERNET & CATALOG RETAIL (4.0%)
Gmarket, Inc., ADR (a)(b)(c)                             5,600        134,176
V  Priceline.com, Inc. (a)(b)                           23,700      1,033,557
Shutterfly, Inc. (a)(b)                                 19,900        286,560
V  VistaPrint, Ltd. (a)                                 27,700        917,147
                                                                 ------------
                                                                    2,371,440
                                                                 ------------
INTERNET SOFTWARE & SERVICES (11.9%)
aQuantive, Inc. (a)                                     15,600        384,696
Baidu.com, ADR (a)(b)(c)                                 7,100        800,312
DealerTrack Holdings, Inc. (a)                          20,900        614,878
Digital River, Inc. (a)                                 15,300        853,587
V  Equinix, Inc. (a)(b)                                 11,500        869,630
Knot, Inc. (The) (a)(b)                                 25,600        671,744
Liquidity Services, Inc. (a)                            24,700        425,087
SINA Corp. (a)(b)                                       23,600        677,320
Sohu.com, Inc. (a)                                      26,900        645,600
Vocus, Inc. (a)                                         24,000        403,200
WebEx Communications, Inc. (a)                          20,500        715,245
                                                                 ------------
                                                                    7,061,299
                                                                 ------------
IT SERVICES (1.3%)
ExlService Holdings, Inc. (a)                           13,900        292,456
Heartland Payment Systems, Inc. (b)                     10,800        305,100
Isilon Systems, Inc. (a)                                 6,300        173,880
                                                                 ------------
                                                                      771,436
                                                                 ------------


                                                        SHARES          VALUE
LIFE SCIENCES TOOLS & SERVICES (2.2%)
Advanced Magnetics, Inc. (a)                             7,100   $    424,012
Illumina, Inc. (a)(b)                                   13,600        534,616
Nektar Therapeutics (a)(b)                              21,900        333,099
                                                                 ------------
                                                                    1,291,727
                                                                 ------------
MACHINERY (3.2%)
Force Protection, Inc. (a)(b)                           25,700        447,437
Gardner Denver, Inc. (a)                                13,200        492,492
Kaydon Corp.                                            12,400        492,776
Watts Water Technologies, Inc. Class A                  11,400        468,654
                                                                 ------------
                                                                    1,901,359
                                                                 ------------
MEDIA (0.9%)
Morningstar, Inc. (a)                                   12,000        540,600
                                                                 ------------

METALS & MINING (0.7%)
Century Aluminum Co. (a)                                 9,900        442,035
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
VeraSun Energy Corp. (a)(b)                             27,900        551,025
                                                                 ------------

PHARMACEUTICALS (1.7%)
Medicis Pharmaceutical Corp. Class A (b)                21,000        737,730
Penwest Pharmaceuticals Co. (a)(b)                      18,100        300,822
                                                                 ------------
                                                                    1,038,552
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Atheros Communications, Inc. (a)                        15,400        328,328
Varian Semiconductor Equipment Associates, Inc.
 (a)                                                    17,550        798,876
Volterra Semiconductor Corp. (a)(b)                     15,500        232,500
                                                                 ------------
                                                                    1,359,704
                                                                 ------------
SOFTWARE (6.4%)
Concur Technologies, Inc. (a)                           23,600        378,544
V  FactSet Research Systems, Inc.                       15,500        875,440
V  Nuance Communications, Inc. (a)(b)                   80,400        921,384
Shanda Interactive
 Entertainment, Ltd., ADR (a)(c)                        23,600        511,412
THQ, Inc. (a)(b)                                        25,300        822,756
Transaction Systems Architects, Inc. (a)                 8,800        286,616
                                                                 ------------
                                                                    3,796,152
                                                                 ------------
SPECIALTY RETAIL (3.2%)
Dick's Sporting Goods, Inc. (a)(b)                      14,900        729,951
Hibbett Sporting Goods, Inc. (a)                         4,800        146,544
J. Crew Group, Inc. (a)                                 11,400        439,470
Zumiez, Inc. (a)(b)                                     21,000        620,340
                                                                 ------------
                                                                    1,936,305
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.8%)
Crocs, Inc. (a)(b)                                      10,700        462,240
Heelys, Inc. (a)(b)                                     13,900        446,329

 M-110 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
xUnder Armour, Inc. Class A (a)(b)                      14,800   $    746,660
Volcom, Inc. (a)                                        20,700        612,099
                                                                 ------------
                                                                    2,267,328
                                                                 ------------
Total Common Stocks
 (Cost $51,890,394)                                                58,261,253
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
x
SHORT-TERM INVESTMENTS (31.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (7.4%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $  350,776        350,776
Charta LLC
 5.314%, due 1/11/07 (d)                               359,352        359,352
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                               468,985        468,985
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                               479,136        479,136
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                                359,352        359,352
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                               354,423        354,423
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                                351,461        351,461
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                               359,352        359,352
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               119,784        119,784
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                                469,510        469,510
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                               359,352        359,352
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                               359,352        359,352
                                                                 ------------
Total Commercial Paper
 (Cost $4,390,835)                                                  4,390,835
                                                                 ------------
                                                        SHARES
x
INVESTMENT COMPANY (4.2%)
BGI Institutional Money Market Fund (d)              2,502,216      2,502,216
                                                                 ------------
Total Investment Company
 (Cost $2,502,216)                                                  2,502,216
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
x
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $119,856
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $118,644 and a Market Value
 of $124,024) (d)                                   $  119,784   $    119,784
                                                                 ------------
Total Repurchase Agreement
 (Cost $119,784)                                                      119,784
                                                                 ------------
TIME DEPOSITS (20.0%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                               1,437,407      1,437,407
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                                 958,271        958,271
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                             958,271        958,271
Bank of Montreal
 5.30%, due 1/26/07 (d)                                598,919        598,919
Barclays
 5.32%, due 1/18/07 (d)                                790,574        790,574
Calyon
 5.31%, due 2/12/07 (d)                                958,271        958,271
Citigroup
 5.325%, due 3/22/07 (d)                               838,487        838,487
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                                910,358        910,358
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                                958,271        958,271
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                                886,401        886,401
Rabobank Nederland
 5.29%, due 3/6/07 (d)                                 718,703        718,703
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                                958,271        958,271
UBS AG
 5.285%, due 1/12/07 (d)                               958,271        958,271
                                                                 ------------
Total Time Deposits
 (Cost $11,930,475)                                                11,930,475
                                                                 ------------
Total Short-Term Investments
 (Cost $18,943,310)                                                18,943,310
                                                                 ------------
Total Investments
 (Cost $70,833,704) (f)                                  129.6%    77,204,563(g)
Liabilities in Excess of
 Cash and Other Assets                                   (29.6)   (17,627,239)
                                                    ----------   ------------
Net Assets                                               100.0%  $ 59,577,324
                                                    ==========   ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $71,304,882.
(g)  At December 31, 2006 net unrealized appreciation was
     $5,899,681, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,614,382 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $714,701.

 M-112 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $70,833,704) including $18,270,059 market
  value of securities loaned                     $77,204,563
Cash                                               1,331,462
Receivables:
  Fund shares sold                                    41,420
  Dividends and interest                              35,229
Other assets                                             160
                                                 ------------
    Total assets                                  78,612,834
                                                 ------------

LIABILITIES:
Securities lending collateral                     18,943,310
Payables:
  Adviser (See Note 3)                                30,597
  Professional fees                                   24,732
  Administrator (See Note 3)                          10,199
  Shareholder communication                           10,012
  NYLIFE Distributors (See Note 3)                     6,786
  Fund shares redeemed                                 3,987
  Custodian                                            2,687
  Directors                                               80
Accrued expenses                                       3,120
                                                 ------------
    Total liabilities                             19,035,510
                                                 ------------
Net assets                                       $59,577,324
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                  $    24,255
  Service Class                                       28,034
Additional paid-in capital                        49,920,640
Accumulated net realized gain on investments       3,233,536
Net unrealized appreciation on investments         6,370,859
                                                 ------------
Net assets                                       $59,577,324
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $27,772,300
                                                 ============
Shares of capital stock outstanding                2,425,455
                                                 ============
Net asset value per share outstanding            $     11.45
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $31,805,024
                                                 ============
Shares of capital stock outstanding                2,803,397
                                                 ============
Net asset value per share outstanding            $     11.35
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Income from securities loaned--net              $  183,425
  Dividends                                          101,921
  Interest                                            82,358
                                                  -----------
    Total income                                     367,704
                                                  -----------
EXPENSES:
  Advisory (See Note 3)                              357,530
  Administration (See Note 3)                        119,177
  Distribution and service--Service Class
    (See Note 3)                                      73,623
  Professional fees                                   49,913
  Custodian                                           29,599
  Shareholder communication                            9,793
  Directors                                            1,794
  Miscellaneous                                       10,190
                                                  -----------
    Total expenses before reimbursement              651,619
  Fees paid indirectly (See Note 3(A))                (5,844)
                                                  -----------
    Net expenses                                     645,775
                                                  -----------
Net investment loss                                 (278,071)
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                   6,490,812
Net change in unrealized appreciation on
  investments                                       (496,617)
                                                  -----------
Net realized and unrealized gain on investments    5,994,195
                                                  -----------
Net increase in net assets resulting from
  operations                                      $5,716,124
                                                  ===========

 M-114 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss            $   (278,071)  $   (326,951)
 Net realized gain on
  investments                      6,490,812      4,455,283
 Net change in unrealized
  appreciation on investments       (496,617)       830,785
                                ---------------------------
 Net increase in net assets
  resulting from operations        5,716,124      4,959,117
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   9,585,472      1,746,384
   Service Class                  12,114,019      6,709,583
                                ---------------------------
                                  21,699,491      8,455,967
 Cost of shares redeemed:
   Initial Class                 (12,294,514)   (13,305,002)
   Service Class                  (6,152,803)    (2,202,862)
                                ---------------------------
                                 (18,447,317)   (15,507,864)
   Increase (decrease) in net
    assets derived from
    capital share transactions     3,252,174     (7,051,897)
                                ---------------------------
   Net increase (decrease) in
    net assets                     8,968,298     (2,092,780)

NET ASSETS:
Beginning of year                 50,609,026     52,701,806
                                ---------------------------
End of year                     $ 59,577,324   $ 50,609,026
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       INITIAL CLASS
                                -----------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                 2006         2005         2004         2003         2002
Net asset value at beginning
  of period                     $ 10.17      $  9.07      $  8.57      $  6.19      $  8.71
                                -------      -------      -------      -------      -------
Net investment loss (b)           (0.04)       (0.05)       (0.07)       (0.07)       (0.07)
Net realized and unrealized
  gain (loss) on investments       1.32         1.15         0.57         2.45        (2.45)
                                -------      -------      -------      -------      -------
Total from investment
  operations                       1.28         1.10         0.50         2.38        (2.52)
                                -------      -------      -------      -------      -------
Net asset value at end of
  period                        $ 11.45      $ 10.17      $  9.07      $  8.57      $  6.19
                                =======      =======      =======      =======      =======
Total investment return           12.64%       12.04%(d)     5.86%       38.49%      (28.98%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss             (0.34%)      (0.59%)      (0.88%)      (1.01%)      (0.92%)
  Net expenses                     0.96%#       0.90%#       1.08%#       1.19%        1.10%
  Expenses (before
    reimbursement)                 0.97%#       1.03%#       1.09%#       1.19%        1.10%
Portfolio turnover rate             228%         130%         129%         103%          62%
Net assets at end of period
  (in 000's)                    $27,772      $27,614      $36,604      $38,146      $22,338

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     11.94% and 11.64% for the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
+    Annualized.

 M-116 MainStay VP Developing Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
-----------------------------------------------------------------------------
                                                                   JUNE 5,
                                                                   2003(A)
                                                                   THROUGH
    YEAR ENDED DECEMBER 31,                                      DECEMBER 31,
     2006                 2005                 2004                  2003
    $ 10.10              $  9.04              $  8.56               $ 7.20
    -------              -------              -------            ------------
      (0.07)               (0.08)               (0.09)               (0.06)
       1.32                 1.14                 0.57                 1.42
    -------              -------              -------            ------------
       1.25                 1.06                 0.48                 1.36
    -------              -------              -------            ------------
    $ 11.35              $ 10.10              $  9.04               $ 8.56
    =======              =======              =======            ============
      12.36%               11.73%(d)             5.60%               18.83%(c)
      (0.59%)              (0.84%)              (1.13%)              (1.26%)+(e)
       1.21%#               1.15%#               1.33%#               1.44%+
       1.22%#               1.28%#               1.34%#               1.44%+
        228%                 130%                 129%                 103%
    $31,805              $22,995              $16,098               $4,441

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      SINCE
TOTAL RETURNS              YEAR   INCEPTION
-------------------------------------------
After Portfolio operating
  expenses                 5.99%    4.84%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                     10000                              10000
                                                                           10210                              10392
12/31/06                                                                   10822                              11154

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      SINCE
TOTAL RETURNS              YEAR   INCEPTION
-------------------------------------------
After Portfolio operating
  expenses                 5.73%    4.57%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE         CREDIT SUISSE LEVERAGED LOAN
                                                                         PORTFOLIO                            INDEX
                                                                 -------------------------         ----------------------------
5/2/05                                                                     10000                              10000
                                                                           10191                              10392
12/31/06                                                                   10775                              11154

                                                              ONE      SINCE
BENCHMARK PERFORMANCE                                         YEAR   INCEPTION

Credit Suisse Leveraged Loan Index*                           7.33%    6.75%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-118   MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,035.10            $3.59            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,033.85            $4.87            $1,020.25             $4.84
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.70% for Initial Class and 0.95% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-119

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Floating-Rate Loans                                                              86.9
Short-Term Investments                                                            7.6
Foreign Floating Rate Loans                                                       5.0
Corporate Bond                                                                    0.2
Cash and Other Assets, Less Liabilities                                           0.3

See Portfolio of Investments on page M-122 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  CB Richard Ellis Services, Inc., Term Loan B,
     6.857%, due 12/20/13
 2.  Idearc, Inc., Term Loan B, 7.35%, due 11/17/14
 3.  Georgia-Pacific Corp., Term Loan B, 7.356%, due
     12/20/12
 4. Penn National Gaming, Inc., Term Loan B, 7.132%, due 10/3/12
 5.  Accellent, Inc., Term Loan, 7.37%, due 11/22/12
 6.  Michaels Stores, Inc., Term Loan B, 8.375%, due
     10/31/13
 7.  Celanese AG, Dollar Term Loan, 7.114%, due
     4/6/11
 8.  Mosaic Co. (The), New Term Loan B, 7.117%, due
     12/1/13
 9. Windstream Corp., Tranche B Term Loan, 7.12%, due 7/17/13
10.  Cedar Fair, L.P., U.S. Term Loan, 7.85%, due
     8/30/12

 M-120   MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC.

HOW DID MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED DECEMBER 31, 2006?

For the year ended December 31, 2006, MainStay VP Floating Rate Portfolio returned 5.99% for Initial Class shares and 5.73% for Service Class shares. Both share classes underperformed the 6.19% return of the average Lipper* Loan Participation Portfolio for the same period. Both share classes underperformed the 7.33% return of the Credit Suisse Leveraged Loan Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

The Portfolio's performance lagged the Credit Suisse Leveraged Loan Index* primarily because of the Portfolio's cash position and ongoing operating expenses that are not present in a market index. The Portfolio must maintain cash balances to meet potential daily redemptions, while the Index does not record cash balances, as it does not have to accommodate inflows or loan repayments. The Portfolio also lagged the Credit Suisse Leveraged Loan Index* because we intentionally underweighted riskier credits, including unrated loans and loans rated CCC and below.(1)

WHAT ARE SOME CHARACTERISTICS OF THE LOANS IN THE PORTFOLIO?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years but have underlying interest-rate contracts typically linked to LIBOR(2) that reset every 30, 60, 90 or 180 days. As of December 31, 2006, the weighted average reset figure for the Portfolio was 46 days. This means that as short-term interest rates increase, the Portfolio "catches up" within 46 days, on average, and thus increases the yield it pays to investors.

WHAT WERE THE PORTFOLIO'S LARGEST INDUSTRY CONCENTRATIONS, AND HOW DID THE PORTFOLIO'S WEIGHTINGS DIFFER FROM THOSE OF THE BENCHMARK?

The largest industry concentrations in the Portfolio were in chemicals, business services, health care and diversified media. Among these concentrated positions, the Portfolio was overweighted relative to the Credit Suisse Leveraged Loan Index* in chemicals and business services. Issuers in the chemicals sector typically have significant collateral, and many issuers in business services enjoy recurring revenue streams and consistent free cash flow profiles. The Portfolio was approximately market-weighted in health care and diversified media.

WERE THERE ANY SIGNIFICANTLY UNDERWEIGHTED POSITIONS?

As of December 31, 2006, the Portfolio was significantly underweighted relative to the Credit Suisse Leveraged Loan Index* in loans rated CCC and below and in unrated loans. On that date, the Portfolio's allocation to loans rated CCC and below was 0.40%, compared with the Index's allocation of 2.81%; the Portfolio held 0.53% of its assets in unrated loans, compared with the Index's allocation of 11.35%.


1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security of the Portfolio.
2. London interbank offer rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP FLOATING RATE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-121

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS (92.1%)+
CORPORATE BOND (0.2%)
-----------------------------------------------------------------------------
PACKAGING & CONTAINERS (0.2%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (a)                            $  500,000   $    507,500
                                                                 ------------
Total Corporate Bond
 (Cost $500,000)                                                      507,500
                                                                 ------------

FLOATING RATE LOANS (86.9%)(B)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Hexcel Corp.
 Tranche B Term Loan
 7.125%, due 3/1/12                                  1,631,986      1,631,986
Spirit Aerosystems, Inc.
 Term Loan B
 7.11%, due 12/31/11                                 1,693,573      1,695,161
Transdigm, Inc.
 Term Loan
 7.366%, due 6/23/13                                 1,000,000      1,006,000
Vought Aircraft Industries, Inc.
 Term Loan
 7.88%, due 12/22/11                                   992,857        998,648
                                                                 ------------
                                                                    5,331,795
                                                                 ------------
AUTOMOBILE (1.9%)
Ford Motor Co.
 Term Loan B
 8.36%, due 12/16/13                                 1,750,000      1,751,094
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                  1,500,000      1,516,875
Key Automotive Group
 Term Loan B
 8.856%, due 6/29/10                                   979,510        985,632
TRW Automotive, Inc.
 Tranche B Term Loan
 7.188%, due 6/30/12                                 1,099,183      1,095,577
                                                                 ------------
                                                                    5,349,178
                                                                 ------------
BEVERAGE, FOOD & TOBACCO (4.1%)
American Seafoods Group LLC
 Term Loan A
 7.114%, due 9/30/11                                   778,372        775,453
BF Bolthouse Holdco LLC
 1st Lien Term Loan
 7.625%, due 12/17/12                                  843,625        843,098
 2nd Lien Term Loan
 10.864%, due 12/16/13                                 170,000        170,850
Commonwealth Brands, Inc.
 New Term Loan
 7.688%, due 12/22/12                                1,427,396      1,435,604

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Constellation Brands, Inc.
 New Term Loan B
 6.875%, due 6/5/13                                 $1,261,667   $  1,265,696
Culligan International Co.
 Term Loan
 7.10%, due 9/30/11                                  1,373,594      1,374,883
Del Monte Corp.
 Term Loan B
 6.963%, due 2/8/12                                    995,000        995,533
Dole Food Co., Inc.
 Credit Link Deposit
 5.244%, due 4/12/13                                   139,535        138,392
 Tranche C Term Loan
 7.46%, due 4/12/13                                  1,038,663      1,030,152
 Tranche B Term Loan
 7.546%, due 4/12/13                                   311,599        309,046
Michael Foods, Inc.
 Term Loan B1
 7.35%, due 11/21/10                                 1,767,778      1,769,988
Reddy Ice Group, Inc.
 Term Loan
 7.122%, due 8/12/12                                 1,500,000      1,499,062
                                                                 ------------
                                                                   11,607,757
                                                                 ------------
BROADCASTING & ENTERTAINMENT (6.6%)
Charter Communications Operating LLC
 Replacement Term Loan
 8.005%, due 4/28/13                                 1,940,000      1,951,580
CSC Holdings, Inc.
 Incremental Term Loan
 7.123%, due 3/29/13                                 1,992,500      1,992,665
DirectTV Holdings LLC
 Term Loan B
 6.85%, due 4/13/13                                  1,984,887      1,985,790
Entravision Communications Corp.
 Term Loan
 6.87%, due 3/29/13                                    989,950        989,125
Gray Television, Inc.
 Term Loan B
 6.875%, due 11/22/12                                  992,481        989,822
 Incremental Term Loan
 6.88%, due 11/22/12                                   990,000        987,348
Insight Midwest Holdings LLC
 Initial Term Loan
 7.61%, due 4/7/14                                   1,988,763      2,000,821

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-122 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT (CONTINUED)
Mediacom Broadband Group
 (FKA MCC Iowa)
 Tranche D1 Term Loan
 7.175%, due 1/31/15                                $2,000,000   $  1,990,626
Nexstar Broadcasting, Inc.
 Mission Term Loan B
 7.114%, due 10/1/12                                 1,024,226      1,020,385
Nexstar Term Loan B
 7.114%, due 10/1/12                                   970,542        966,902
Patriot Media & Communications CNJ LLC
 Term Loan B
 7.37%, due 3/31/13                                    957,143        961,929
Raycom TV Broadcasting, Inc.
 Tranche B Term Loan
 6.875%, due 8/28/13                                   989,615        982,193
UPC Broadband Holding B.V.
 Term Loan J2
 7.64%, due 4/1/13                                   1,000,000      1,000,000
 Term Loan K2
 7.64%, due 12/31/13                                 1,000,000      1,000,000
                                                                 ------------
                                                                   18,819,186
                                                                 ------------
BUILDINGS & REAL ESTATE (3.0%)
Armstrong World Industries, Inc.
 Term Loan
 7.10%, due 10/2/13                                  1,000,000      1,001,500
V  CB Richard Ellis Services, Inc.
 Term Loan B
 6.857%, due 12/20/13                                3,000,000      3,000,939
Gables GP, Inc.
 Term Loan
 7.10%, due 3/30/07                                     44,737         44,746
General Growth Properties, Inc.
 Tranche A1 Term Loan
 6.60%, due 2/24/10                                  2,000,000      1,986,924
LNR Property Corp.
 Initial Tranche B Term Loan
 8.12%, due 7/12/11                                    500,000        501,458
Macerich Partnership, L.P.
 Term Loan
 6.875%, due 4/26/10                                 1,000,000        998,750
Stile Acquisition Corp.
 Canadian Term Loan
 7.38%, due 4/6/13                                     489,599        479,386
 U.S. Term Loan
 7.38%, due 4/6/13                                     490,433        480,203
                                                                 ------------
                                                                    8,493,906
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CARGO TRANSPORT (2.1%)
Horizon Lines LLC
 Tranche C Term Loan
 7.62%, due 7/7/11                                  $1,781,691   $  1,785,032
Oshkosh Truck Corp.
 Term Loan B
 7.35%, due 12/6/13                                  2,000,000      2,001,876
Pacer International, Inc.
 Term Loan
 6.938%, due 6/10/10                                 1,099,436      1,093,938
RailAmerica, Inc.
 U.S. Term Loan
 7.375%, due 9/29/11                                 1,002,227      1,003,480
                                                                 ------------
                                                                    5,884,326
                                                                 ------------
CHEMICALS, PLASTICS & RUBBER (8.0%)
Basell AF S.A.R.L.
 Facility B2 US
 7.60%, due 8/1/13                                     833,333        842,187
 Facility B4 US
 7.60%, due 8/1/13                                     166,667        168,438
 Facility C2 US
 8.35%, due 8/1/14                                     833,333        841,927
 Facility C4 US
 8.35%, due 8/1/14                                     166,667        168,386
V  Celanese AG
 Dollar Term Loan
 7.114%, due 4/6/11                                  2,175,089      2,180,154
Gentek, Inc.
 1st Lien Term Loan
 7.362%, due 2/28/11                                 1,984,848      1,987,020
Hercules, Inc.
 Term Loan B
 6.87%, due 10/8/10                                  1,438,619      1,436,821
Hexion Specialty Chemicals, Inc.
 Term Loan C1
 7.875%, due 5/5/13                                  1,638,969      1,636,237
 Term Loan C2
 7.875%, due 5/5/13                                    355,138        354,546
Huntsman International LLC
 Term B Dollar Facility
 7.10%, due 8/16/12                                  1,141,233      1,141,392
INEOS Group Holdings, Ltd.
 Tranche A4 Term Loan
 7.611%, due 12/17/12                                  900,000        902,700
 Tranche B2 Term Loan
 7.611%, due 12/16/13                                  247,500        249,769
 Tranche C2 Term Loan
 8.111%, due 12/16/14                                  247,500        249,769
ISP Chemco, Inc.
 Term Loan
 7.408%, due 2/15/13                                 1,989,975      1,991,529

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Lyondell Chemical Co.
 Term Loan
 7.121%, due 8/16/13                                $1,496,250   $  1,502,094
V  Mosaic Co. (The)
 New Term Loan B
 7.117%, due 12/1/13                                 2,000,000      2,015,000
Nalco Co.
 Term Loan B
 7.177%, due 11/4/10                                   842,730        845,412
Polymer Group, Inc.
 Term Loan
 7.613%, due 11/22/12                                  992,481        992,481
Rockwood Specialties Group, Inc.
 Tranche E Term Loan
 7.376%, due 7/30/12                                 1,984,899      1,993,087
Texas Petrochemicals L.P.
 Letter of Credit
 5.374%, due 12/29/08                                  312,500        315,039
 Term Loan B
 7.938%, due 6/27/13                                   932,818        940,398
                                                                 ------------
                                                                   22,754,386
                                                                 ------------
CONTAINERS, PACKAGING & GLASS (3.2%)
Altivity Packaging LLC
 Delayed Draw 1st Lien Term Loan
 7.608%, due 6/30/13                                   258,443        260,898
 1st Lien Term Loan
 7.61%, due 6/30/13                                    863,744        871,086
 2nd Lien Term Loan
 10.349%, due 12/30/13                                 284,091        286,506
 Delayed Draw 2nd Lien
 10.35%, due 12/30/13                                   90,909         91,773
Berry Plastics Corp.
 Term Loan B
 7.124%, due 9/20/13                                   598,500        599,622
Covalence Specialty Materials Corp.
 Term Loan C
 7.375%, due 5/20/13                                   966,571        965,967
Crown Americas LLC
 Term B Dollar Loan
 7.124%, due 11/15/12                                1,980,000      1,983,712
Graham Packaging Holdings Co.
 Incremental Term Loan B
 7.687%, due 10/7/11                                   496,203        498,861
 Term Loan B
 7.725%, due 10/7/11                                   984,925        990,201
Graphic Packaging International, Inc.
 Term Loan C
 7.894%, due 8/8/10                                    951,307        961,160

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CONTAINERS, PACKAGING & GLASS (CONTINUED)
Smurfit-Stone Container Enterprises, Inc.
 Deposit Fund Commitment
 4.729%, due 11/1/10                                $  319,471   $    321,214
 Tranche B Term Loan
 7.625%, due 11/1/11                                   820,823        825,300
 Tranche C Term Loan
 7.625%, due 11/1/11                                   378,791        380,642
 Tranche C1 Term Loan
 7.625%, due 11/1/11                                    66,711         67,037
                                                                 ------------
                                                                    9,103,979
                                                                 ------------
DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS & MINERALS (0.9%)
V  Georgia-Pacific Corp.
 Term Loan B
 7.356%, due 12/20/12                                2,481,215      2,492,242
                                                                 ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING (2.3%)
Aearo Technologies, Inc.
 1st Lien Term Loan
 7.864%, due 3/22/13                                   992,500        999,944
EnerSys Capital, Inc.
 Term Loan
 7.419%, due 3/17/11                                   994,898        999,872
Invensys International Holdings, Ltd.
 Tranche A Term Loan
 7.398%, due 1/15/11                                 1,421,220      1,429,215
 Term A Bonding
 7.62%, due 12/15/10                                   828,780        833,441
Mueller Group, Inc.
 Term Loan B
 7.373%, due 10/3/12                                 1,748,997      1,757,197
Walter Industries, Inc.
 Term Loan
 7.331%, due 10/3/12                                   552,681        552,957
                                                                 ------------
                                                                    6,572,626
                                                                 ------------
DIVERSIFIED/CONGLOMERATE SERVICE (3.9%)
Affiliated Computer Services, Inc.
 Term Loan B
 7.35%, due 3/20/13                                  1,487,487      1,491,104
American Reprographics Co. LLC
 Term Loan C
 7.119%, due 6/18/09                                 1,197,285      1,195,789
Coinmach Corp.
 Term Loan B1
 7.875%, due 12/19/12                                1,493,947      1,506,086
Dealer Computer Services, Inc.
 1st Lien Term Loan
 7.85%, due 10/26/12                                 1,745,625      1,754,041
 2nd Lien Term Loan
 10.85%, due 10/26/13                                  250,000        252,891

 M-124 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Fidelity National Information Solutions, Inc.
 Term Loan B
 7.10%, due 3/8/13                                  $1,426,612   $  1,426,414
SunGard Data Systems, Inc.
 Term Loan
 7.875%, due 2/11/13                                 1,973,697      1,991,198
VeriFone, Inc.
 Term Loan B
 7.12%, due 10/31/13                                 1,500,000      1,502,344
                                                                 ------------
                                                                   11,119,867
                                                                 ------------
ECOLOGICAL (2.5%)
Allied Waste Industries, Inc.
 Tranche A Credit-Linked Deposit
 5.334%, due 1/15/12                                   529,730        530,613
 Term Loan B
 7.158%, due 1/15/12                                 1,194,560      1,195,521
Duratek, Inc.
 Term Loan B
 7.63%, due 6/7/13                                     298,424        299,916
EnergySolutions LLC
 Synthetic Letter of Credit
 7.60%, due 6/7/13                                      31,447         31,604
 Term Loan
 7.63%, due 6/7/13                                     659,019        662,314
IESI Corp.
 Term Loan
 7.124%, due 1/20/12                                 2,000,000      1,998,750
Synagro Technologies, Inc.
 Term Loan B
 7.626%, due 6/21/12                                   857,143        855,536
 Term Loan DDTL
 7.626%, due 6/21/12                                   142,857        142,857
Wastequip, Inc.
 Delayed Draw Term Loan
 7.60%, due 7/15/11                                     66,667         66,333
 Tranche B Term Loan
 7.60%, due 7/15/11                                    926,333        921,702
 2nd Lien Term Loan
 10.85%, due 7/13/12                                   500,000        502,500
                                                                 ------------
                                                                    7,207,646
                                                                 ------------
ELECTRONICS (1.7%)
Advanced Micro Devices, Inc.
 Tranche B1 Term Loan
 7.62%, due 12/31/13                                   886,494        890,594
Freescale Semiconductor, Inc.
 Term Loan B
 7.369%, due 11/29/13                                1,000,000      1,005,000

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRONICS (CONTINUED)
Sanmina-SCI Corp.
 Term Loan B
 7.88%, due 1/31/08                                 $1,000,000   $  1,002,750
Sensata Technologies Finance Co. LLC
 Term Loan
 7.13%, due 4/26/13                                  1,990,000      1,976,008
                                                                 ------------
                                                                    4,874,352
                                                                 ------------
FINANCE (2.5%)
Brand Services, Inc.
 Term Loan
 7.604%, due 1/16/12                                 1,974,960      1,976,194
Hertz Corp. (The)
 Letter of Credit
 5.365%, due 12/21/12                                  222,433        223,824
 Tranche B Term Loan
 7.362%, due 12/21/12                                1,767,264      1,778,310
Rental Services Corp.
 1st Lien Term Loan
 7.114%, due 11/30/12                                1,496,250      1,502,485
 2nd Lien Term Loan
 8.86%, due 12/2/13                                    500,000        504,219
United Rentals, Inc.
 Tranche B Credit Linked Deposit
 6.00%, due 2/14/11                                    338,268        339,607
 Initial Term Loan
 7.35%, due 2/14/11                                    745,093        748,042
                                                                 ------------
                                                                    7,072,681
                                                                 ------------
GROCERY (1.4%)
BI-LO LLC
 Term Loan
 9.352%, due 6/30/11                                   869,565        872,463
Giant Eagle, Inc.
 Term Loan
 6.871%, due 11/7/12                                   495,000        494,846
Roundy's Supermarkets, Inc.
 Term Loan
 8.37%, due 11/3/11                                    495,000        498,836
SUPERVALU, Inc.
 Term Loan B
 7.10%, due 6/1/12                                   1,985,000      1,988,176
                                                                 ------------
                                                                    3,854,321
                                                                 ------------
HEALTHCARE, EDUCATION & CHILDCARE (8.5%)
V  Accellent, Inc.
 Term Loan
 7.37%, due 11/22/12                                 2,483,696      2,477,487
AGA Medical Corp.
 Tranche B Term Loan
 7.37%, due 4/28/13                                    916,105        914,387

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Alliance Imaging, Inc.
 Tranche C1 Term Loan
 7.921%, due 12/29/11                               $1,408,152   $  1,412,024
AMR HoldCo., Inc./Emcare Holdco., Inc.
 Term Loan
 7.381%, due 2/10/12                                   912,275        912,275
Aveta Holdings LLC
 New Term Loan Namm
 7.60%, due 8/22/11                                     18,939         18,844
 Term Loan MMM
 7.60%, due 8/22/11                                    145,040        144,496
 Term Loan Namm
 7.60%, due 8/22/11                                     34,127         33,999
 Term Loan PHMC
 7.60%, due 8/22/11                                    118,864        118,269
 Term Loan PHMC Namm
 7.60%, due 8/22/11                                      3,302          3,285
Community Health Systems, Inc.
 Incremental Term Loan
 7.11%, due 2/29/12                                    498,750        498,906
 Term Loan
 7.12%, due 8/19/11                                  1,987,297      1,987,919
Concentra Operating Corp.
 Term Loan
 7.619%, due 9/30/11                                   664,247        665,700
DaVita, Inc.
 Term Loan B
 7.422%, due 10/5/12                                 1,256,681      1,262,739
Fresenius Medical Care Holdings, Inc.
 Term Loan
 6.74%, due 3/31/13                                  1,488,750      1,480,273
Gentiva Health Services, Inc.
 Term Loan B
 7.669%, due 3/31/13                                   929,348        930,220
HCA, Inc.
 Term Loan A
 7.864%, due 11/16/12                                1,000,000      1,003,281
 Term Loan B
 8.114%, due 11/18/13                                1,000,000      1,010,962
HealthSouth Corp.
 Term Loan B
 8.62%, due 3/10/13                                    995,000      1,000,942
LifePoint Hospitals, Inc.
 Term Loan B
 6.975%, due 4/15/12                                 1,376,340      1,370,146
Quintiles Transnational Corp.
 Term Loan B
 7.36%, due 3/31/13                                    992,500        991,011

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Rural/Metro Operating Co. LLC
 Letter of Credit Facility Deposits
 5.20%, due 3/4/11                                  $  411,765   $    412,794
Select Medical Corp.
 Term Loan B
 7.113%, due 2/24/12                                   980,031        960,798
US Oncology, Inc.
 Term Loan B
 7.624%, due 8/20/11                                 1,994,752      2,000,985
Vanguard Health Holding Co. LLC
 Replacement Term Loan
 7.614%, due 9/23/11                                   987,562        988,180
VWR International, Inc.
 Term Loan B
 7.63%, due 4/7/11                                   1,000,000      1,001,875
Warner Chilcott Corp.
 Dovonex Delayed Draw Term Loan
 7.614%, due 1/18/12                                   103,896        104,156
 Tranche C Term Loan
 7.614%, due 1/18/12                                   129,814        130,347
 Tranche B Term Loan
 7.617%, due 1/18/12                                   472,825        474,767
                                                                 ------------
                                                                   24,311,067
                                                                 ------------
HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS (1.4%)
Jarden Corp.
 Term Loan B2
 7.114%, due 1/24/12                                   888,371        886,816
Sealy Mattress Co.
 Term Loan E
 7.099%, due 8/25/12                                   821,429        819,888
Simmons Co.
 Tranche D Term Loan
 7.121%, due 12/19/11                                1,853,659      1,863,507
Sunbeam Corp. (Canada), Ltd.
 Term Loan
 7.114%, due 1/24/12                                   486,435        485,016
                                                                 ------------
                                                                    4,055,227
                                                                 ------------
HOTELS, MOTELS, INNS & GAMING (2.3%)
Boyd Gaming Corp.
 Term Loan
 6.864%, due 6/30/11                                 1,989,796      1,988,138
V  Penn National Gaming, Inc.
 Term Loan B
 7.132%, due 10/3/12                                 2,481,200      2,491,745

 M-126 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
HOTELS, MOTELS, INNS & GAMING (CONTINUED)
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
 Delayed Draw Term Loan B
 7.12%, due 6/15/11                                 $  341,880   $    342,982
 Term Loan B
 7.12%, due 6/15/11                                  1,658,120      1,663,460
                                                                 ------------
                                                                    6,486,325
                                                                 ------------
INSURANCE (0.7%)
USI Holdings Corp.
 Tranche B Term Loan
 7.688%, due 3/24/11                                 2,000,000      2,000,000
                                                                 ------------

LEISURE, AMUSEMENT, MOTION PICTURES, ENTERTAINMENT (4.5%)
Affinity Group, Inc.
 Term Loan
 7.85%, due 6/24/09                                    496,794        497,415
AMC Entertainment, Inc.
 Term Loan
 7.475%, due 1/26/13                                   992,500        998,289
Bombardier Recreational Products, Inc.
 Term Loan
 7.88%, due 6/28/13                                  1,500,000      1,499,062
V  Cedar Fair, L.P.
 U.S. Term Loan
 7.85%, due 8/30/12                                  1,990,000      2,008,408
Cinemark USA, Inc.
 Term Loan
 7.38%, due 10/5/13                                  1,995,000      2,004,143
Easton-Bell Sports, Inc.
 Tranche B Term Loan
 7.10%, due 3/16/12                                  1,985,000      1,981,691
Metro-Goldwyn-Mayer Studios, Inc.
 Tranche B Term Loan
 8.614%, due 4/8/12                                    992,500        982,397
Oceania Cruises, Inc.
 Term Loan
 (zero coupon), due 11/16/12                           500,000        503,750
Regal Cinemas Corp.
 Term Loan
 7.114%, due 10/27/13                                  460,196        458,717
Six Flags Theme Parks, Inc.
 Tranche B1 Term Loan
 8.62%, due 6/30/09                                    984,810        994,505
WMG Acquisition Corp.
 Term Loan
 7.373%, due 2/28/11                                   988,157        990,998
                                                                 ------------
                                                                   12,919,375
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MACHINERY (1.7%)
Colfax Corp.
 New Term Loan B
 7.375%, due 11/30/11                               $  497,482   $    499,969
Flowserve Corp.
 Term Loan B
 6.875%, due 8/10/12                                 1,955,717      1,952,967
Generac CCMP Acquisition Corp.
 Term Loan B
 7.82%, due 11/11/13                                 1,500,000      1,504,688
RBS Global, Inc.
 Term Loan B
 7.875%, due 7/19/13                                   967,213        968,825
                                                                 ------------
                                                                    4,926,449
                                                                 ------------
MINING, STEEL, IRON & NON-PRECIOUS METALS (0.9%)
Aleris International, Inc.
 New Term Loan B
 8.125%, due 12/21/11                                  997,500      1,001,864
Magnum Coal Co.
 Funded Letter of Credit
 8.60%, due 3/21/13                                     90,909         90,795
 Term Loan
 8.62%, due 3/21/13                                    902,273        901,145
Novelis Corp.
 U.S. Term Loan B1
 7.62%, due 1/9/12                                     456,150        456,720
Novelis, Inc.
 Canadian Term Loan B2
 7.62%, due 1/9/12                                     262,632        262,960
                                                                 ------------
                                                                    2,713,484
                                                                 ------------
OIL & GAS (1.6%)
Babcock & Wilcox Co. (The)
 Synthetic Letter of Credit
 8.114%, due 2/22/12                                   805,872        808,894
Dresser Rand Group, Inc.
 Term Loan B1
 7.355%, due 10/29/11                                  338,774        340,468
Dresser, Inc.
 Term B1 Loan
 8.125%, due 10/31/13                                  721,338        726,447
EPCO Holdings, Inc.
 Institutional Term Loan C
 7.374%, due 8/18/10                                   980,155        984,880
Regency Gas Services LLC
 Term Loan B
 7.86%, due 8/15/13                                     83,333         83,359
Targa Resources, Inc.
 Synthetic Letter of Credit
 7.617%, due 10/31/12                                  291,106        292,152
 Term Loan
 7.624%, due 10/31/12                                1,197,781      1,202,085
                                                                 ------------
                                                                    4,438,285
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
PERSONAL & NONDURABLE CONSUMER PRODUCTS (2.3%)
ACCO Brands Corp.
 U.S. Term Loan
 7.098%, due 8/17/12                                $  795,000   $    796,243
JohnsonDiversey, Inc.
 New Term Loan B
 7.87%, due 12/16/11                                 1,507,143      1,517,504
Mega Bloks, Inc.
 Term Loan B
 7.188%, due 7/26/12                                   987,500        986,266
Solo Cup Co.
 Term Loan B1
 8.87%, due 2/27/11                                    632,244        635,800
Spectrum Brands, Inc.
 Term Loan
 8.616%, due 2/6/12                                    806,403        808,564
Visant Corp.
 Term Loan C
 7.372%, due 12/21/11                                1,749,743      1,756,305
                                                                 ------------
                                                                    6,500,682
                                                                 ------------
PERSONAL TRANSPORTATION (0.7%)
United Airlines, Inc.
 Tranche B Term Loan
 9.12%, due 2/1/12                                   1,741,250      1,752,754
 Delayed Draw Term Loan
 9.125%, due 2/1/12                                    248,750        250,393
                                                                 ------------
                                                                    2,003,147
                                                                 ------------
PRINTING & PUBLISHING (4.9%)
Cenveo Corp.
 Term Loan B
 7.365%, due 6/21/13                                   997,500        998,747
Dex Media East LLC
 Term Loan B
 6.868%, due 5/8/09                                    929,942        927,089
Dex Media West LLC
 Tranche B1 Term Loan
 6.876%, due 3/9/10                                  1,211,569      1,208,540
Hanley Wood LLC
 Delayed Draw Term Loan
 7.61%, due 8/1/12                                     206,257        206,085
 Closing Date Term Loan
 7.618%, due 8/1/12                                  1,726,835      1,725,397
V  Idearc, Inc.
 Term Loan B
 7.35%, due 11/17/14                                 2,500,000      2,512,500
Medianews Group, Inc.
 Term Loan C
 7.10%, due 8/2/13                                     497,500        497,293

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PRINTING & PUBLISHING (CONTINUED)
Merrill Communications LLC
 Term Loan
 7.606%, due 5/15/11                                $1,987,487   $  1,991,214
New Publishing Acquisition, Inc.
 Tranche B Term Loan
 7.63%, due 8/5/12                                   1,127,009      1,127,479
Nielsen Finance LLC
 Dollar Term Loan
 8.125%, due 8/9/13                                  1,500,000      1,509,792
R.H. Donnelley, Inc.
 Tranche D2 Term Loan
 6.865%, due 6/30/11                                 1,160,037      1,155,848
                                                                 ------------
                                                                   13,859,984
                                                                 ------------
RETAIL STORE (3.3%)
Eddie Bauer, Inc.
 Term Loan B
 9.60%, due 6/21/11                                    457,500        455,975
Eye Care Centers of America, Inc.
 Term Loan B
 7.933%, due 3/1/12                                  1,271,916      1,272,711
Jean Coutu Group (PJC), Inc. (The)
 Term Loan B
 7.938%, due 7/30/11                                 1,729,295      1,730,993
V  Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                                2,447,917      2,461,686
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.602%, due 4/6/13                                  1,856,173      1,868,208
Petco Animal Supplies, Inc.
 Term Loan B
 8.10%, due 10/25/13                                 1,588,292      1,595,836
                                                                 ------------
                                                                    9,385,409
                                                                 ------------
TELECOMMUNICATIONS (2.4%)
Centennial Cellular Operating Co. LLC
 Term Loan
 7.614%, due 2/9/11                                  1,430,632      1,439,871
Madison River Capital LLC
 Term Loan B1
 7.62%, due 7/29/12                                    990,476        991,714
MetroPCS Wireless, Inc.
 Term Loan B
 7.875%, due 11/4/13                                   997,500      1,000,825
PanAmSat Corp.
 Term Loan B2
 7.872%, due 1/3/14                                  1,500,000      1,513,959

 M-128 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
V  Windstream Corp.
 Tranche B Term Loan
 7.12%, due 7/17/13                                 $2,000,000   $  2,010,938
                                                                 ------------
                                                                    6,957,307
                                                                 ------------
TEXTILES & LEATHER (0.8%)
Springs Windows Fashions LLC
 Term Loan B
 8.125%, due 12/31/12                                  495,000        497,166
St. Johns Knits International, Inc.
 Term Loan B
 9.35%, due 3/23/12                                  1,140,279      1,131,727
William Carter Co. (The)
 Term Loan
 6.87%, due 7/14/12                                    746,202        744,336
                                                                 ------------
                                                                    2,373,229
                                                                 ------------
UTILITIES (4.9%)
AES Corp.
 Term Loan
 7.125%, due 4/30/08                                 1,000,000      1,000,625
Boston Generating LLC
 Synthetic Letter of Credit
 5.241%, due 12/20/13                                  172,414        173,276
 1st Lien Term Loan
 7.60%, due 12/20/13                                 1,279,310      1,286,706
 Revolving Credit Commitment
 7.616%, due 12/20/13                                   48,276         48,517
Cogentrix Delaware Holdings, Inc.
 Term Loan
 6.87%, due 4/14/12                                  1,211,718      1,210,961
Coleto Creek Power, L.P.
 Synthetic Letter of Credit
 5.267%, due 6/28/13                                   579,618        576,720
 Term Loan
 8.114%, due 6/28/13                                 1,164,530      1,158,708
Covanta Energy Corp.
 Funded Letter of Credit
 5.35%, due 6/24/12                                    663,107        668,081
 Tranche C Term Loan
 7.615%, due 6/24/12                                   473,996        477,551
 Term Loan
 7.62%, due 6/24/12                                    255,156        254,518
InfrastruX Group, Inc.
 Delayed Draw Term Loan
 8.259%, due 11/5/12 (c)                               934,023        937,525
KGen LLC
 Tranche A Term Loan
 7.975%, due 8/5/11                                    764,362        763,407

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
UTILITIES (CONTINUED)
LSP Gen Finance Co. LLC
 1st Lien Term Loan
 7.114%, due 5/6/13                                 $  921,591   $    921,975
 Delayed Draw 1st Lien Term Loan
 7.114%, due 5/6/13                                     39,649         39,666
 2nd Lien Term Loan
 8.864%, due 5/5/14                                    500,000        505,417
Midwest Generation LLC
 Term Loan B
 6.911%, due 4/27/11                                   495,789        495,944
Mirant North America LLC
 Term Loan
 7.10%, due 1/3/13                                   1,486,241      1,483,056
NRG Energy, Inc.
 Credit Link Deposit
 7.364%, due 2/1/13                                    278,495        279,753
Term Loan B
 7.364%, due 2/1/13                                  1,517,082      1,524,667
                                                                 ------------
                                                                   13,807,073
                                                                 ------------
Total Floating Rate Loans
 (Cost $247,731,506)                                              247,275,291
                                                                 ------------

FOREIGN FLOATING RATE LOANS (5.0%)(B)
-----------------------------------------------------------------------------
AUTOMOBILE (0.5%)
Tenneco, Inc.
 Tranche B1 Credit Link Deposit
 7.349%, due 12/10/10                                  458,895        460,759
 Term Loan B
 7.36%, due 12/10/10                                 1,041,105      1,045,335
                                                                 ------------
                                                                    1,506,094
                                                                 ------------
BROADCASTING & ENTERTAINMENT (0.4%)
VTR Globalcom S.A.
 Term Loan B
 8.372%, due 9/19/14 (d)                             1,000,000        987,500
                                                                 ------------

CARGO TRANSPORT (0.4%)
Laidlaw International, Inc.
 Canadian Term Loan B
 7.11%, due 7/31/13                                    249,375        250,726
 Term Loan B
 7.11%, due 7/31/13                                    748,125        752,178
                                                                 ------------
                                                                    1,002,904
                                                                 ------------
CHEMICALS, PLASTICS & RUBBER (1.6%)
Brenntag Holding GmbH and Co.
 Acquisition Term Loan
 8.08%, due 1/20/14                                    392,727        395,182
 Term Loan B2
 8.08%, due 1/20/14                                  1,607,273      1,620,835

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Invista B.V.
 Tranche B1 Term Loan
 6.875%, due 4/29/11                                $1,321,285   $  1,317,982
 Tranche B2 Term Loan
 6.875%, due 4/29/11                                   607,165        605,647
Lucite International US Finco, Ltd.
 Term Loan B1
 8.10%, due 7/8/13 (c)                                 736,756        741,821
                                                                 ------------
                                                                    4,681,467
                                                                 ------------
FINANCE (0.5%)
Ashtead Group PLC
 Term Loan
 7.125%, due 8/31/11                                 1,500,000      1,493,438
                                                                 ------------
PRINTING & PUBLISHING (0.5%)
Yell Group PLC
 Term Loan B1
 7.35%, due 10/27/12                                 1,500,000      1,508,738
                                                                 ------------
RETAIL STORE (0.4%)
Dollarama Group, L.P.
 Replacement Term Loan B
 7.376%, due 11/18/11                                  987,537        989,388
                                                                 ------------
TELECOMMUNICATIONS (0.7%)
Intelsat Subsidiary Holding Co.
 Tranche B Term Loan
 7.622%, due 7/3/13                                  1,993,696      2,007,154
                                                                 ------------
Total Foreign Floating Rate Loans
 (Cost $14,189,099)                                                14,176,683
                                                                 ------------
Total Long-Term Investments
 (Cost $262,420,605)                                              261,959,474
                                                                 ------------

SHORT-TERM INVESTMENTS (7.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (5.1%)
Bank of America Corp.
 5.27%, due 1/9/07                                   1,000,000        998,682
Goldman Sachs Group, Inc.
 5.23%, due 1/4/07                                   2,000,000      1,998,838
International Lease Finance Corp.
 5.245%, due 1/18/07                                 3,000,000      2,992,132
New Jersey Natural Gas
 5.25%, due 1/9/07                                   3,000,000      2,996,063
Swedish Export Credit Corp.
 5.25%, due 1/8/07                                   1,300,000      1,298,483
United Parcel Service, Inc.
 5.17%, due 1/10/07                                  1,000,000        998,564

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Washington Gas Light
 5.33%, due 1/16/07                                 $3,080,000   $  3,072,704
                                                                 ------------
Total Commercial Paper
 (Cost $14,355,466)                                                14,355,466
                                                                 ------------
REPURCHASE AGREEMENT (2.5%)
Wachovia Capital Markets LLC
 5.25%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $7,238,220 (Collateralized
 by various U.S.
 Government agencies
 with rates between 3.50%-4.00% and
 maturity dates between 7/13/07-9/24/09,
 with a Principal Amount of
 $7,415,000 and a Market Value
 of $7,382,133)                                      7,234,000      7,234,000
                                                                 ------------
Total Repurchase Agreement
 (Cost $7,234,000)                                                  7,234,000
                                                                 ------------
Total Short-Term Investments
 (Cost $21,589,466)                                                21,589,466
                                                                 ------------
Total Investments
 (Cost $284,010,071) (e)                                  99.7%   283,548,940(f)
Cash and Other Assets,
 Less Liabilities                                          0.3        875,674
                                                    ----------   ------------
Net Assets                                               100.0%  $284,424,614
                                                    ==========   ============

(a) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at December 31, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(c)  This security has additional commitments and contingencies.
     Principal amount and value exclude unfunded commitment.
(d) Illiquid security. The total market value of the security at December 31, 2006 is $987,500, which represents 0.4% of the Portfolio's net assets.
(e) The cost stated also represents the aggregate cost for federal tax purposes.
(f)  At December 31, 2006 net unrealized depreciation was
     $461,131, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $365,274 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $826,405.

 M-130 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $284,010,071)                $283,548,940
Cash                                               3,559,076
Unrealized appreciation on unfunded
  commitments                                          2,023
Receivables:
  Interest                                         1,932,443
  Investment securities sold                         503,125
  Fund shares sold                                   333,703
Other assets                                           9,824
                                                -------------
    Total assets                                 289,889,134
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                  5,028,187
  Manager (See Note 3)                               141,560
  Fund shares redeemed                               123,116
  Professional fees                                   78,914
  NYLIFE Distributors (See Note 3)                    48,314
  Shareholder communication                           38,273
  Custodian                                            1,912
  Directors                                              369
Accrued expenses                                       3,114
Dividend payable                                         761
                                                -------------
    Total liabilities                              5,464,520
                                                -------------
Net assets                                      $284,424,614
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     52,302
  Service Class                                      236,167
Additional paid-in capital                       285,137,381
Accumulated undistributed net investment
  income                                               4,255
Accumulated net realized loss on investments        (546,383)
Net unrealized depreciation on investments          (461,131)
Net unrealized appreciation on unfunded
  commitments                                          2,023
                                                -------------
Net assets                                      $284,424,614
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 51,568,695
                                                =============
Shares of capital stock outstanding                5,230,243
                                                =============
Net asset value per share outstanding           $       9.86
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $232,855,919
                                                =============
Shares of capital stock outstanding               23,616,710
                                                =============
Net asset value per share outstanding           $       9.86
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $14,453,940
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,223,792
  Distribution and service--Service Class
    (See Note 3)                                     417,507
  Professional fees                                  113,118
  Shareholder communication                           50,465
  Directors                                           11,648
  Custodian                                            4,579
  Miscellaneous                                       20,518
                                                 ------------
    Total expenses                                 1,841,627
                                                 ------------
Net investment income                             12,612,313
                                                 ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND UNFUNDED
COMMITMENTS:
Net realized loss on investments                    (254,589)
Net change in unrealized appreciation on
  investments and unfunded commitments              (607,065)
                                                 ------------
Net realized and unrealized loss on investments
  and unfunded commitments                          (861,654)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,750,659
                                                 ============

 M-132 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $ 12,612,313   $  2,260,856
 Net realized loss on
  investments                       (254,589)      (291,794)
 Net change in unrealized
  appreciation on investments
  and unfunded commitments          (607,065)       147,957
                                ---------------------------
 Net increase in net assets
  resulting from operations       11,750,659      2,117,019
                                ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                  (2,353,230)      (680,097)
   Service Class                 (10,254,828)    (1,581,357)
                                ---------------------------
 Total dividends to
  shareholders                   (12,608,058)    (2,261,454)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  29,098,552     24,736,600
   Service Class                 164,048,774     96,482,238
 Net asset value of shares
  issued
  to shareholders in
  reinvestment
  of dividends:
   Initial Class                   2,352,315        680,097
   Service Class                  10,254,828      1,581,357
                                ---------------------------
                                 205,754,469    123,480,292
 Cost of shares redeemed:
   Initial Class                  (4,783,055)      (338,807)
   Service Class                 (33,276,965)    (5,409,486)
                                ---------------------------
                                 (38,060,020)    (5,748,293)
   Increase in net assets
    derived from capital share
    transactions                 167,694,449    117,731,999
                                ---------------------------
   Net increase in net assets    166,837,050    117,587,564

NET ASSETS:
Beginning of period              117,587,564             --
                                ---------------------------
End of period                   $284,424,614   $117,587,564
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $      4,255   $         --
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS                       SERVICE CLASS
                                            ------------------------------      ------------------------------
                                                                 MAY 2,                              MAY 2,
                                                YEAR            2005(A)             YEAR            2005(A)
                                               ENDED            THROUGH            ENDED            THROUGH
                                            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2006              2005              2006              2005
Net asset value at beginning of period        $  9.91           $ 10.00           $   9.91          $ 10.00
                                            ------------      ------------      ------------      ------------
Net investment income                            0.62              0.32               0.60             0.31
Net realized and unrealized loss on
  investments                                   (0.05)            (0.09)             (0.05)           (0.09)
                                            ------------      ------------      ------------      ------------
Total from investment operations                 0.57              0.23               0.55             0.22
                                            ------------      ------------      ------------      ------------
Less dividends:
  From net investment income                    (0.62)            (0.32)             (0.60)           (0.31)
                                            ------------      ------------      ------------      ------------
Net asset value at end of period              $  9.86           $  9.91           $   9.86          $  9.91
                                            ============      ============      ============      ============
Total investment return                          5.99%             2.10%(b)           5.73%            1.91%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          6.37%             4.76%+             6.12%            4.51%+
  Net expenses                                   0.70%             0.84%+             0.95%            1.09%+
Portfolio turnover rate                             6%               11%                 6%              11%
Net assets at end of period (in 000's)        $51,569           $25,060           $232,856          $92,528

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.

 M-134 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 4.06%    4.26%      5.63%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                         PORTFOLIO                          BOND INDEX
                                                                   ----------------------           --------------------------
12/31/96                                                                   10000                              10000
                                                                           10948                              10959
                                                                           11933                              12038
                                                                           11725                              11770
                                                                           13158                              13328
                                                                           14032                              14292
                                                                           15414                              15935
                                                                           15704                              16310
                                                                           16226                              16878
                                                                           16612                              17325
12/31/06                                                                   17286                              17927

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 3.80%    3.99%      5.36%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOVERNMENT
                                                                         PORTFOLIO                          BOND INDEX
                                                                   ----------------------           --------------------------
12/31/96                                                                   10000                              10000
                                                                           10921                              10959
                                                                           11873                              12038
                                                                           11638                              11770
                                                                           13028                              13328
                                                                           13858                              14292
                                                                           15185                              15935
                                                                           15433                              16310
                                                                           15907                              16878
                                                                           16238                              17325
12/31/06                                                                   16856                              17927

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS

Lehman Brothers(R) Government Bond Index*                 3.48%  4.64%   6.01%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.23% and 5.61% for the Initial Class and 3.97% and 5.35% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-135

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                                                              VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                      BEGINNING       VALUE (BASED ON       EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND            PAID
                                        VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,046.05            $2.94            $1,022.15             $2.91
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,044.80            $4.23            $1,020.90             $4.18
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 M-136   MainStay VP Government Portfolio

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                88.2
Short-Term Investments (collateral from securities lending                        17.9
  is 17.3%)
Mortgage-Backed Securities                                                         4.5
Asset-Backed Securities                                                            3.2
Corporate Bonds                                                                    1.7
Municipal Bond                                                                     0.5
Liabilities in Excess of Cash and Other Assets                                   (16.0)

See Portfolio of Investments on page M-140 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  United States Treasury Note, 4.375%, due
     11/15/08
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 7/1/18
 3.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/33
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 5.  United States Treasury Bond, 6.25%, due 5/15/30
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18
 7.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.00%, due 6/1/33
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 11/1/17
 9.  United States Treasury Bond, 6.875%, due 8/15/25
10.  Government National Mortgage Association
     (Mortgage Pass-Through Security), 5.00%, due
     4/15/34

                                                 www.mainstayfunds.com     M-137

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE YEAR ENDED DECEMBER 31, 2006?

For the year ended December 31, 2006, MainStay VP Government Portfolio returned 4.06% for Initial Class shares and 3.80% for Service Class shares. Both share classes outperformed the 2.81% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. Both share classes also outperformed the 3.48% return of the Lehman Brothers(R) Government Bond Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

The Portfolio was positioned for higher rates, tighter spreads, lower interest-rate volatility and a steeper Treasury yield-curve, and the market moved in each of these directions except for the last. We positioned the Portfolio by adjusting duration, sector weightings and issue selection. By taking prudent weighting and issue-selection risks, we were able to strengthen the Portfolio's risk-to-duration positioning, which was an important contributor to Portfolio's total return in 2006.

HOW DID FEDERAL RESERVE ACTION AFFECT THE GOVERNMENT BOND MARKET IN 2006?

The Federal Open Market Committee (FOMC) raised the federal funds target rate by 25 basis points at each of its first four meetings in 2006, bringing the target rate to 5.25% in June. (A basis point is one-hundredth of a percentage point.) The monetary tightening trend, which began in 2004, was continued under the leadership of Dr. Ben Bernanke, who succeeded Dr. Alan Greenspan as chairman of the Federal Reserve Board in February 2006. Since June, the Federal Open Market Committee has left the federal funds target rate unchanged, citing, among other reasons, a need to observe the impact of prior rate increases on the economy.

Treasury yields rose moderately in 2006 for maturities of five years and longer. Shorter maturities, were more volatile and tracked the federal funds target rate as it moved 100 basis points higher. At year-end, the slope of the Treasury yield curve remained relatively flat. This shape was due to a variety of factors: projections of a cooler economy, Federal Reserve efforts to contain inflation expectations and active buying of longer-dated assets by pension funds, central banks and other liquidity buyers.

HOW WAS THE PORTFOLIO AFFECTED BY THESE FORCES?

Our analysis suggests that the Portfolio's exposure to longer-maturity Treasurys was less than many of its peers. While this positioning might have detracted from relative performance when the yield curve flattened between its two- and 30-year points, other Portfolio characteristics were more than able to compensate. The Portfolio's duration posture, for example, made the Portfolio less sensitive than the median portfolio to higher interest rates, which helped relative performance. To introduce incremental yield, we maintained overweighted positions in agency debentures and mortgage-backed securities at the expense of underweighting Treasurys. We substituted higher-yielding subordinated agency debt and callable agency debentures for senior, noncallable agency debt. The callable agency debentures did especially well in an environment characterized by lower interest-rate volatility.

HOW DID YOUR MORTGAGE-BACKED SECURITIES STRATEGY HELP THE PORTFOLIO'S PERFORMANCE IN 2006?

During the year, the Portfolio benefited from our decision to overweight mortgage-backed securities that are less prone to extension risk, or the risk that duration will extend as interest rates rise. Examples include mortgage-backed securities collateralized by 15-year loans and balloon loans.

The Portfolio also benefited from an underweight position in mortgage-backed securities guaranteed by Ginnie Mae. We found the rich valuations of Ginnie Maes difficult to justify relative to similar securities guaranteed by Fannie Mae and Freddie Mac. Investors appeared to agree with our valuation concerns, and overseas demand for Ginnie Maes also waned as the U.S. dollar weakened.


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's holdings are guaranteed by the U.S. govern ment or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securi ties, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls and when-issued transactions also presents certain risks.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-138   MainStay VP Government Portfolio

We bought interest-only mortgage pass-through strips for the Portfolio to capture a slowdown in housing price appreciation. Typically, when homeowners feel less inclined to cash out equity in their homes, prepayments tend to decrease, which can have a positive effect on interest-only pass-through strips. To fund the trade, we sold the Portfolio's positions in higher-coupon (7% and 7.5%) mortgage-backed securities.

WERE THERE OTHER FACTORS THAT CONTRIBUTED TO THE PORTFOLIO'S RELATIVE
PERFORMANCE?

Spreads of asset-backed securities, commercial mortgage-backed securities and investment-grade corporate bonds were well-contained during 2006. As a result, the Portfolio's modestly overweighted positions in these sectors outperformed duration-matched Treasurys that may have substituted for them in the median fund.

Trading between sectors was limited in 2006, and the modest turnover held the Portfolio's transaction costs in check.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP GOVERNMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-139

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.1%)+
ASSET-BACKED SECURITIES (3.2%)
------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.41%, due 6/25/36 (a)                             $   810,000   $    810,823
                                                                  ------------
CONSUMER LOANS (0.7%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  1,650,000      1,684,493
                                                                  ------------

CREDIT CARDS (0.3%)
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.64%, due 1/15/14 (a)(b)                              855,000        855,000
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.1%)
Countrywide Asset-Backed Certificates
 Series 2005-13, Class 3AV1
 5.44%, due 4/25/36 (a)                                 556,080        556,156
Massachusetts RRB Special Purpose Trust
 Series 2001-1, Class A
 6.53%, due 6/1/15                                    2,084,787      2,178,777
                                                                  ------------
                                                                     2,734,933
                                                                  ------------
ELECTRIC (0.2%)
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                      500,975        498,810
                                                                  ------------

HOME EQUITY (0.6%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36                                    665,000        664,752
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                    900,000        901,537
                                                                  ------------
                                                                     1,566,289
                                                                  ------------
Total Asset-Backed Securities
 (Cost $8,021,889)                                                   8,150,348
                                                                  ------------

CORPORATE BONDS (1.7%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Residential Capital Corp.
 6.50%, due 4/17/13                                     340,000        344,568
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRIC (0.7%)
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (c)                            $ 2,000,000   $  1,936,240
                                                                  ------------

INSURANCE (0.4%)
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  1,000,000        994,025
                                                                  ------------

MEDIA (0.5%)
TCI Communications, Inc.
 8.75%, due 8/1/15                                    1,060,000      1,253,752
                                                                  ------------
Total Corporate Bonds
 (Cost $4,659,107)                                                   4,528,585
                                                                  ------------

MORTGAGE-BACKED SECURITIES (4.5%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (4.5%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                 1,630,000      1,616,851
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (c)                              1,071,309      1,051,917
 Series 2004-C2, Class A5
 4.733%, due 10/15/41 (c)                             3,000,000      2,890,033
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-AR6, Class 1A1
 6.096%, due 8/25/36 (a)                              1,917,916      1,921,522
Commercial Mortgage Pass-Through Certificates
 Series 2006-C7, Class A4
 5.769%, due 6/10/46                                    530,000        549,207
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,320,000      1,329,113

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-140 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (c)                           $   530,000   $    523,735
GS Mortgage Securities Corp. II
 Series 2001-ROCK, Class A1
 6.22%, due 5/3/18 (c)                                1,647,004      1,674,929
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $11,735,645)                                                 11,557,307
                                                                  ------------

MUNICIPAL BOND (0.5%)
------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               1,280,000      1,279,936
                                                                  ------------
Total Municipal Bond
 (Cost $1,295,507)                                                   1,279,936
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (88.2%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.9%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,383,249      2,388,261
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.2%)
 Series 2003-T1, Class B
 4.491%, due 11/25/12                                 2,660,000      2,574,873
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (d)                               3,099,560      3,134,189
                                                                  ------------
                                                                     5,709,062
                                                                  ------------
FANNIE MAE STRIP
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
 Series 360, Class 2, IO
 5.00%, due 8/1/35 (e)                                2,315,621        555,489
 Series 361, Class 2, IO
 6.00%, due 10/1/35 (e)                                 494,093         96,164
                                                                  ------------
                                                                       651,653
                                                                  ------------
FEDERAL HOME LOAN BANK (3.3%)
 5.125%, due 8/14/13                                  3,725,000      3,755,739
 5.50%, due 7/15/36                                   4,600,000      4,799,888
                                                                  ------------
                                                                     8,555,627
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.4%)
 3.625%, due 9/15/08                                $ 3,530,000   $  3,448,468
 4.75%, due 11/17/15                                  1,395,000      1,372,133
 5.25%, due 11/5/12                                   4,100,000      4,059,594
                                                                  ------------
                                                                     8,880,195
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.7%)
 3.00%, due 8/1/10                                    1,961,307      1,885,184
 4.319%, due 3/1/35 (a)                                 186,458        183,562
 5.00%, due 1/1/20                                    3,741,038      3,679,592
V    5.00%, due 6/1/33                                7,304,576      7,062,155
 5.00%, due 8/1/33                                    3,552,490      3,433,793
 5.00%, due 5/1/36                                    2,743,591      2,646,994
 5.50%, due 1/1/21                                    3,039,930      3,037,460
V    5.50%, due 1/1/33                               10,890,448     10,786,277
                                                                  ------------
                                                                    32,715,017
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (36.5%)
 3.354%, due 4/1/34 (a)                               2,493,217      2,501,678
V    4.50%, due 7/1/18                               11,268,951     10,897,634
V    4.50%, due 11/1/18                               8,186,386      7,916,642
V    5.00%, due 11/1/17                               6,998,997      6,902,350
 5.00%, due 9/1/20                                      799,661        786,149
 5.00%, due 1/1/36                                    5,758,164      5,560,900
 5.00%, due 2/1/36                                    2,603,747      2,514,548
 5.50%, due 11/1/17                                   4,615,706      4,626,721
 5.50%, due 6/1/19                                    2,555,738      2,557,577
 5.50%, due 11/1/19                                   2,499,750      2,501,549
 5.50%, due 4/1/21                                    5,900,304      5,899,262
V    5.50%, due 6/1/33                                9,388,606      9,292,901
 5.50%, due 12/1/33                                   4,880,348      4,830,599
 5.50%, due 6/1/34                                    2,587,485      2,559,745
 6.00%, due 12/1/16                                     355,930        361,228
 6.00%, due 1/1/33                                    1,530,253      1,544,218
 6.00%, due 3/1/33                                    1,971,613      1,988,237
 6.00%, due 9/1/34                                      221,710        223,372
 6.00%, due 9/1/35                                    3,620,371      3,646,199
 6.00%, due 10/1/35                                     511,784        515,361
 6.00%, due 4/1/36                                    5,780,674      5,821,077
 6.00%, due 6/1/36                                    6,083,721      6,124,913
 6.00%, due 11/1/36                                   3,844,335      3,870,364
 6.50%, due 10/1/31                                     525,473        537,957
 6.50%, due 7/1/32                                      260,916        266,896
                                                                  ------------
                                                                    94,248,077
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
 Series 2006-32, Class A
 5.079%, due 1/16/30                                  3,267,445      3,252,443
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.2%)
V    5.00%, due 4/15/34                             $ 6,533,765   $  6,358,670
 6.00%, due 8/15/32                                   1,142,849      1,160,516
 6.00%, due 10/15/32                                  1,590,674      1,615,062
 6.50%, due 7/15/28                                     198,222        203,968
 6.50%, due 8/15/28                                     274,915        282,882
 6.50%, due 7/15/32                                   1,147,261      1,178,691
                                                                  ------------
                                                                    10,799,789
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.8%)
 Series I
 7.54%, due 12/14/23 (f)                              2,299,000      2,386,339
 Series II
 7.54%, due 12/14/23 (f)                              2,279,000      2,365,579
                                                                  ------------
                                                                     4,751,918
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.2%)
 5.142%, due 12/15/23 (f)                             3,100,000      3,062,211
                                                                  ------------
TENNESSEE VALLEY AUTHORITY (1.6%)
 4.65%, due 6/15/35 (f)                               4,395,000      4,034,900
                                                                  ------------
UNITED STATES TREASURY BONDS (6.8%)
V    6.25%, due 5/15/30 (g)                           6,660,000      7,933,725
V    6.875%, due 8/15/25 (g)                          5,305,000      6,567,426
 8.75%, due 8/15/20 (g)                               2,160,000      2,986,200
                                                                  ------------
                                                                    17,487,351
                                                                  ------------
UNITED STATES TREASURY NOTES (12.1%)
 2.00%, due 7/15/14 T.I.P. (h)                        3,213,420      3,118,900
 3.875%, due 2/15/13 (g)                                880,000        842,222
V    4.375%, due 11/15/08 (g)                        27,550,000     27,328,305
                                                                  ------------
                                                                    31,289,427
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $229,609,058)                                               227,825,931
                                                                  ------------
Total Long-Term Bonds
 (Cost $255,321,206)                                               253,342,107
                                                                  ------------

SHORT-TERM INVESTMENTS (17.9%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (4.0%)
Barton Capital LLC
 5.298%, due 1/4/07 (i)                                 829,754        829,754
Charta LLC
 5.314%, due 1/11/07 (i)                                850,040        850,040
Ciesco, Inc.
 5.305%, due 1/10/07 (i)                              1,109,375      1,109,375

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Compass Securitization LLC
 5.324%, due 1/18/07 (i)                            $ 1,133,387   $  1,133,387
Fairway Finance Corp.
 5.301%, due 1/8/07 (i)                                 850,040        850,040
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (i)                                838,382        838,382
Greyhawk Funding LLC
 5.305%, due 1/5/07 (i)                                 831,374        831,374
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (i)                                850,040        850,040
Liberty Street Funding Co.
 5.325%, due 1/29/07 (i)                                283,347        283,347
Old Line Funding LLC
 5.303%, due 1/9/07 (i)                               1,110,617      1,110,617
Ranger Funding LLC
 5.308%, due 1/30/07 (i)                                850,040        850,040
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (i)                                850,040        850,040
                                                                  ------------
Total Commercial Paper
 (Cost $10,386,436)                                                 10,386,436
                                                                  ------------
FEDERAL AGENCY (0.6%)
Federal Home Loan Bank
 4.80%, due 1/3/07                                    1,395,000      1,394,628
                                                                  ------------
Total Federal Agency
 (Cost $1,394,628)                                                   1,394,628
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (2.3%)
BGI Institutional Money Market Fund (i)               5,918,945      5,918,945
                                                                  ------------
Total Investment Company
 (Cost $5,918,945)                                                   5,918,945
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $283,517
 (Collateralized by various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $280,649 and a Market Value
 of $293,377) (i)                                   $   283,347        283,347
                                                                  ------------
Total Repurchase Agreement
 (Cost $283,347)                                                       283,347
                                                                  ------------

 M-142 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (10.9%)
Abbey National PLC
 5.34%, due 1/2/07 (i)                              $ 3,400,160   $  3,400,160
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (i)                                2,266,773      2,266,773
Bank of America Corp.
 5.27%, due 1/19/07 (a)(i)                            2,266,773      2,266,773
Bank of Montreal
 5.30%, due 1/26/07 (i)                               1,416,733      1,416,733
Barclays
 5.32%, due 1/18/07 (i)                               1,870,088      1,870,088
Calyon
 5.31%, due 2/12/07 (i)                               2,266,773      2,266,773
Citigroup
 5.325%, due 3/22/07 (i)                              1,983,427      1,983,427
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (i)                               2,153,435      2,153,435
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (i)                               2,266,773      2,266,773
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (i)                               2,096,765      2,096,765
Rabobank Nederland
 5.29%, due 3/6/07 (i)                                1,700,080      1,700,080
Standard Chartered Bank
 5.29%, due 1/10/07 (i)                               2,266,773      2,266,773
UBS AG
 5.285%, due 1/12/07 (i)                              2,266,772      2,266,772
                                                                  ------------
Total Time Deposits
 (Cost $28,221,325)                                                 28,221,325
                                                                  ------------
Total Short-Term Investments
 (Cost $46,204,681)                                                 46,204,681
                                                                  ------------
Total Investments
 (Cost $301,525,887) (j)                                  116.0%   299,546,788(k)
Liabilities in Excess of
 Cash and Other Assets                                    (16.0)   (41,207,494)
                                                    -----------   ------------
Net Assets                                                100.0%  $258,339,294
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(b) Fair valued security. The total market value of these securities at December 31, 2006 is $855,000, which reflects
     0.3% of the Portfolio's net assets.
(c) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)  ACES--Alternative Credit Enhancement Structure.
(e) Collateralized Mortgage Obligation Interest Only Strip--Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(f)  United States Government Guaranteed Security.
(g) Represents a security, or a portion thereof, which is out on loan.
(h) Treasury Inflation Protected Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(i) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(j)  The cost for federal income tax purposes is $301,537,254.
(k)  At December 31, 2006, net unrealized depreciation was
     $1,990,466 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,318,802 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,309,268.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $301,525,887) including $43,479,723
  market value of securities loaned             $299,546,788
Cash                                               2,194,952
Receivables:
  Dividends and interest                           1,611,458
  Fund shares sold                                    86,466
Other assets                                             795
                                                -------------
    Total assets                                 303,440,459
                                                -------------

LIABILITIES:
Securities lending collateral                     44,810,053
Payables:
  Fund shares redeemed                                72,463
  Adviser (See Note 3)                                66,597
  Professional fees                                   44,853
  Administrator (See Note 3)                          44,398
  Shareholder communication                           43,036
  NYLIFE Distributors (See Note 3)                    14,584
  Custodian                                            1,633
  Directors                                              383
Accrued expenses                                       3,165
                                                -------------
    Total liabilities                             45,101,165
                                                -------------
Net assets                                      $258,339,294
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    174,436
  Service Class                                       63,919
Additional paid-in capital                       254,194,657
Accumulated undistributed net investment
  income                                          12,142,051
Accumulated net realized loss on investments      (6,256,670)
Net unrealized depreciation on investments        (1,979,099)
                                                -------------
Net assets                                      $258,339,294
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $189,235,390
                                                =============
Shares of capital stock outstanding               17,443,617
                                                =============
Net asset value per share outstanding           $      10.85
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 69,103,904
                                                =============
Shares of capital stock outstanding                6,391,948
                                                =============
Net asset value per share outstanding           $      10.81
                                                =============

 M-144 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $13,620,520
  Income from securities loaned--net                  26,608
                                                 ------------
    Total income                                  13,647,128
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              815,875
  Administration (See Note 3)                        543,916
  Distribution and service--Service Class (See
    Note 3)                                          159,486
  Professional fees                                   90,574
  Shareholder communication                           61,671
  Custodian                                           17,141
  Directors                                           15,400
  Miscellaneous                                       15,310
                                                 ------------
    Total expenses                                 1,719,373
                                                 ------------
Net investment income                             11,927,755
                                                 ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                  (1,337,433)
Net change in unrealized depreciation on
  investments                                       (202,229)
                                                 ------------
Net realized and unrealized loss on investments   (1,539,662)
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,388,093
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $ 11,927,755   $ 11,262,012
 Net realized gain (loss) on
  investments                     (1,337,433)       110,787
 Net change in unrealized
  depreciation on investments       (202,229)    (4,415,424)
                                ---------------------------
 Net increase in net assets
  resulting from operations       10,388,093      6,957,375
                                ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                  (1,954,291)    (7,357,565)
   Service Class                    (591,701)    (1,752,105)
                                ---------------------------
 Total dividends to
  shareholders                    (2,545,992)    (9,109,670)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   7,676,692     11,001,160
   Service Class                  16,484,058     23,621,763
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                   1,954,291      7,357,565
   Service Class                     591,701      1,752,105
                                ---------------------------
                                  26,706,742     43,732,593
 Cost of shares redeemed:
   Initial Class                 (57,832,391)   (61,155,695)
   Service Class                  (8,129,342)    (6,431,249)
                                ---------------------------
                                 (65,961,733)   (67,586,944)
   Decrease in net assets
    derived from capital share
    transactions                 (39,254,991)   (23,854,351)
                                ---------------------------
   Net decrease in net assets    (31,412,890)   (26,006,646)

NET ASSETS:
Beginning of year                289,752,184    315,758,830
                                ---------------------------
End of year                     $258,339,294   $289,752,184
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $ 12,142,051   $  2,545,057
                                ===========================

 M-146 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-147

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                      INITIAL CLASS
                                            ------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                               2006           2005          2004          2003          2002
Net asset value at beginning of period       $  10.53       $  10.63      $  10.73      $  11.05      $  10.35
                                            ----------      --------      --------      --------      --------
Net investment income                            0.47(b)        0.40(b)       0.45          0.36(b)       0.31
Net realized and unrealized gain (loss) on
  investments                                   (0.04)         (0.15)        (0.09)        (0.15)         0.71
                                            ----------      --------      --------      --------      --------
Total from investment operations                 0.43           0.25          0.36          0.21          1.02
                                            ----------      --------      --------      --------      --------
Less dividends:
  From net investment income                    (0.11)         (0.35)        (0.46)        (0.53)        (0.32)
                                            ----------      --------      --------      --------      --------
Net asset value at end of period             $  10.85       $  10.53      $  10.63      $  10.73      $  11.05
                                            ==========      ========      ========      ========      ========
Total investment return                          4.06%          2.38%(c)      3.33%         1.88%         9.85%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                          4.45%          3.75%         3.63%         3.25%         3.94%
  Net expenses                                   0.57%          0.43%         0.59%         0.59%         0.59%
  Expenses (before reimbursement)                0.57%          0.56%         0.59%         0.59%         0.59%
Portfolio turnover rate                            83%(f)        171%(f)       113%          106%          146%
Net assets at end of period (in 000's)       $189,235       $231,485      $275,674      $359,332      $432,816

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.23% and 1.97% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(d)  Total Return is not annualized.
(e)  Represents income earned for the year by the Class share less service fee of 0.25%.
(f)  The portfolio turnover rate not including dollar rolls is 46% and 50% for the year ended
     December 31, 2006 and year ended December 31, 2005, respectively.
+    Annualized.

 M-148 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                SERVICE CLASS
-----------------------------------------------------------------------------
                                                                   JUNE 4,
                                                                   2003(A)
                                                                   THROUGH
                 YEAR ENDED DECEMBER 31,                         DECEMBER 31,
     2006                 2005                 2004                  2003
    $ 10.50              $ 10.61              $ 10.72              $ 11.42
    -------              -------              -------            ------------
       0.45(b)              0.38(b)              0.44                 0.21(b)
      (0.05)               (0.16)               (0.11)               (0.39)
    -------              -------              -------            ------------
       0.40                 0.22                 0.33                (0.18)
    -------              -------              -------            ------------
      (0.09)               (0.33)               (0.44)               (0.52)
    -------              -------              -------            ------------
    $ 10.81              $ 10.50              $ 10.61              $ 10.72
    =======              =======              =======            ============
       3.80%                2.08%(c)             3.07%               (1.63%)(d)
       4.20%                3.50%                3.38%                3.00%+(e)
       0.82%                0.68%                0.84%                0.84%+
       0.82%                0.81%                0.84%                0.84%+
         83%(f)              171%(f)              113%                 106%
    $69,104              $58,267              $40,085              $13,521

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses   12.42%

                                            (After Portfolio operating expenses)

                                            MAINSTAY VP
                                         GROWTH ALLOCATION                                                    GROWTH ALLOCATION
                                             PORTFOLIO            S&P 500 INDEX         MSCI EAFE INDEX           BENCHMARK
                                         -----------------        -------------         ---------------       -----------------
2/13/06                                        10000                  10000                  10000                  10000
12/31/06                                       11242                  11386                  12152                  11538

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses   12.18%

                                            (After Portfolio operating expenses)

                                            MAINSTAY VP
                                         GROWTH ALLOCATION                                                    GROWTH ALLOCATION
                                             PORTFOLIO            S&P 500 INDEX         MSCI EAFE INDEX           BENCHMARK
                                         -----------------        -------------         ---------------       -----------------
2/13/06                                        10000                  10000                  10000                  10000
12/31/06                                       11218                  11386                  12152                  11538

                                                                SINCE
BENCHMARK PERFORMANCE                                         INCEPTION

Growth Allocation Benchmark*                                    15.38%
S&P 500(R) Index*                                               13.86
MSCI EAFE(R) Index*                                             21.52

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-150   MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,118.10            $1.28            $1,023.80             $1.22
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,116.95            $2.61            $1,022.55             $2.50
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.24% for Initial Class and 0.49% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-151

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.7
Cash and Other Assets, Less Liabilities                                           0.3

See Portfolio of Investments on page M-155 for specific holdings within these categories.

 M-152   MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM FEBRUARY 13 THROUGH DECEMBER 31, 2006?

From February 13 through December 31, 2006, MainStay VP Growth Allocation Portfolio returned 12.42% for Initial Class shares and 12.18% for Service Class shares. Both share classes outperformed the 11.75% return of the average Lipper* Variable Products Multi-Cap Core Portfolio(1) for the same period. Both share classes underperformed the 13.86% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 15.38% return of the Growth Allocation Benchmark* from February 13 through December 31, 2006. The Growth Allocation Benchmark is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

WERE THERE ANY CHANGES IN THE WAY THE PORTFOLIO WAS MANAGED DURING THE REPORTING PERIOD?

During the reporting period, Devon McCormick resigned as portfolio manager of the Portfolio. Also during the reporting period, the Board of Directors authorized MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

HOW WAS THE PORTFOLIO ALLOCATED AMONG THE UNDERLYING INVESTMENT OPTIONS?

Throughout the summer and into the fall, we emphasized underlying investment options with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. During the last six months of 2006, the style bias had little impact on the performance of the Portfolio, but the orientation toward larger capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE REPORTING PERIOD?

One recent change has been a gradual migration out of MainStay VP Common Stock Portfolio and into MainStay ICAP Select Equity Portfolio,(2) MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. Although the shift detracted from performance through December 31, 2006, the overall impact was slight.

We also elected to split the Portfolio's exposure to international equities evenly between MainStay VP International Portfolio and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006,


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the S&P 500(R) Index,* as well as the Growth Allocation Benchmark,* are calculated from inception (2/13/06) through 12/31/06. Performance for the average Lipper* Variable Products Multi-Cap Core Portfolio is calculated from 2/8/06 through 12/31/06.
2. During the reporting period, The Dreyfus Corporation was terminated as subadvisor of MainStay VP Basic Value Portfolio and replaced by Institutional Capital LLC (ICAP). Effective 11/10/06, MainStay VP Basic Value Portfolio's name was changed to MainStay VP ICAP Select Equity Portfolio.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.
- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-153
the impact of the move, though negative, has been very mild.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS HELD BY THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing underlying investment option held by the Portfolio. MainStay VP ICAP Select Equity Portfolio followed at some distance, and MainStay VP Income & Growth Portfolio was the third-best performer.

Among underlying investment options held by the Portfolio, MainStay VP Small Cap Growth Portfolio had the lowest total return, followed by MainStay VP Developing Growth Portfolio and MainStay VP Capital Appreciation Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH DETRACTED?

The Portfolio's position in MainStay VP International Equity Portfolio was the strongest positive contributor to the Portfolio's performance during the reporting period. A sizable average allocation to MainStay VP Common Stock Portfolio also had a positive impact on the Portfolio's performance on an absolute basis and relative to the Growth Allocation Benchmark.*

Although none of the Portfolio's underlying investment options generated negative returns, a position in MainStay VP Large Cap Growth Portfolio was the most noteworthy detractor from the Portfolio's performance relative to the Growth Allocation Benchmark.*

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.
- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.
- There are additional risks associated with investing in mid-cap securities. Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.
- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.
- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

Not all investment divisions are available under all policies.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP GROWTH ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-154   MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                       SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES (99.2%)+
---------------------------------------------------------------------------
EQUITY FUNDS (99.2%)
MainStay Growth Equity Fund Class I (a)               215,705   $ 2,407,267
MainStay ICAP Equity Fund Class I                     114,737     5,166,600
MainStay ICAP International Fund Class I              207,628     8,116,185
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                131,045     3,178,798
MainStay VP Common Stock Portfolio Initial Class      840,882    20,606,143
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          1,016,782    13,985,539
MainStay VP International Equity Portfolio Initial
 Class                                                436,091     8,145,924
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          1,458,727    18,078,428
MainStay VP S&P 500 Index Portfolio Initial Class      53,291     1,545,795
                                                                -----------
Total Affiliated Investment Companies
 (Cost $76,668,520)(b)                                   99.2%   81,230,679(c)
Cash and Other Assets,
 Less Liabilities                                         0.8       675,542
                                                    ---------   -----------
Net Assets                                              100.0%  $81,906,221
                                                    =========   ===========

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  The cost for federal income tax purposes is $76,975,067.
(c)  At December 31, 2006 net unrealized appreciation was
     $4,255,612, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $4,438,835 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $183,223.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $76,668,520)         $81,230,679
Cash                                                 632,613
Receivables:
  Fund shares sold                                   812,055
  Interest                                             1,425
Unamortized offering costs                             1,633
Other assets                                               3
                                                 ------------
    Total assets                                  82,678,408
                                                 ------------

LIABILITIES:
Payables:
  Investment securities purchased                    632,613
  Fund shares redeemed                                89,668
  Professional fees                                   20,227
  NYLIFE Distributors (See Note 3)                    14,923
  Shareholder communication                            7,876
  Custodian                                            1,988
  Manager (See Note 3)                                 1,792
  Directors                                               77
Accrued expenses                                       3,023
                                                 ------------
    Total liabilities                                772,187
                                                 ------------
Net assets                                       $81,906,221
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized:
  Initial Class                                  $     6,590
  Service Class                                       67,303
Additional paid-in capital                        76,692,334
Undistributed net investment income                    5,818
Undistributed net realized gain on investments       572,017
Net unrealized appreciation on investments         4,562,159
                                                 ------------
Net assets                                       $81,906,221
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $ 7,312,217
                                                 ============
Shares of capital stock outstanding                  658,991
                                                 ============
Net asset value per share outstanding            $     11.10
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $74,594,004
                                                 ============
Shares of capital stock outstanding                6,730,330
                                                 ============
Net asset value per share outstanding            $     11.08
                                                 ============

 M-156 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $  393,462
  Interest                                            10,136
                                                  -----------
    Total income                                     403,598
                                                  -----------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                           76,126
  Professional fees                                   32,897
  Offering                                            16,512
  Custodian                                           16,316
  Shareholder communication                            8,899
  Directors                                            1,833
  Miscellaneous                                        3,322
                                                  -----------
    Total expenses                                   155,905
                                                  -----------
Net investment income                                247,693
                                                  -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions         187,353
  Capital gain distributions from affiliated
    investment companies                           1,110,588
                                                  -----------
Net realized gain on investments                   1,297,941
                                                  -----------
Net unrealized appreciation on investments         4,562,159
                                                  -----------
Net realized and unrealized gain on investments    5,860,100
                                                  -----------
Net increase in net assets resulting from
  operations                                      $6,107,793
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                                         2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income                            $   247,693
 Net realized gain on investments                   1,297,941
 Net unrealized appreciation on investments         4,562,159
                                                  -----------
 Net increase in net assets resulting from
  operations                                        6,107,793
                                                  -----------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                                      (52,032)
   Service Class                                     (450,441)
 From net realized gain on investments:
   Initial Class                                      (42,861)
   Service Class                                     (433,977)
                                                  -----------
 Total dividends and distributions to
  shareholders                                       (979,311)
                                                  -----------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                    6,898,131
   Service Class                                   71,531,868
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                                       94,893
   Service Class                                      884,418
                                                  -----------
                                                   79,409,310
 Cost of shares redeemed:
   Initial Class                                     (168,260)
   Service Class                                   (2,463,311)
                                                  -----------
                                                   (2,631,571)
   Increase in net assets derived from capital
    share transactions                             76,777,739
                                                  -----------
   Net increase in net assets                      81,906,221

NET ASSETS:
Beginning of period                                        --
                                                  -----------
End of period                                     $81,906,221
                                                  ===========
Undistributed net investment income at end of
 period                                           $     5,818
                                                  ===========

 M-158 MainStay VP Growth Allocation Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS                             SERVICE CLASS
                                            -------------                             -------------
                                            FEBRUARY 13,                              FEBRUARY 13,
                                               2006(A)                                   2006(A)
                                               THROUGH                                   THROUGH
                                            DECEMBER 31,                              DECEMBER 31,
                                                2006                                      2006
Net asset value at beginning of period         $ 10.00                                   $ 10.00
                                            -------------                             -------------
Net investment income                             0.08(b)                                   0.07(b)
Net realized and unrealized gain on
  investments                                     1.17                                      1.15
                                            -------------                             -------------
Total from investment operations                  1.25                                      1.22
                                            -------------                             -------------
Less dividends and distributions:
  From net investment income                     (0.08)                                    (0.07)
  From net realized gain on investments          (0.07)                                    (0.07)
                                            -------------                             -------------
Total dividends and distributions                (0.15)                                    (0.14)
                                            -------------                             -------------
Net asset value at end of period               $ 11.10                                   $ 11.08
                                            =============                             =============
Total investment return                          12.42%(c)                                 12.18%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           0.90%+                                    0.72%+
  Net expenses                                    0.24%+                                    0.49%+
Portfolio turnover rate                             61%                                       61%
Net assets at end of period (in 000's)         $ 7,312                                   $74,594

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 12.04%   12.59%      8.87%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO        CREDIT SUISSE HIGH YIELD INDEX
                                                                  ------------------------        ------------------------------
12/31/96                                                                   10000                              10000
                                                                           11303                              11263
                                                                           11604                              11328
                                                                           13094                              11700
                                                                           12326                              11091
                                                                           12932                              11734
                                                                           13197                              12098
                                                                           17997                              15478
                                                                           20286                              17328
                                                                           20883                              17720
12/31/06                                                                   23397                              19832

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 11.76%   12.31%      8.61%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD
                                                                  CORPORATE BOND PORTFOLIO        CREDIT SUISSE HIGH YIELD INDEX
                                                                  ------------------------        ------------------------------
12/31/96                                                                   10000                              10000
                                                                           11276                              11263
                                                                           11550                              11328
                                                                           13003                              11700
                                                                           12213                              11091
                                                                           12783                              11734
                                                                           13017                              12098
                                                                           17708                              15478
                                                                           19911                              17328
                                                                           20441                              17720
12/31/06                                                                   22845                              19832

                                                          ONE    FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS   YEARS

Credit Suisse High Yield Index*                          11.91%  11.07%  7.09%

Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 12.57% and 8.86% for the Initial Class and 12.30% and 8.60% for the Service Class for the five-year and ten-year periods, respectively.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-160   MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                                                              VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                      BEGINNING       VALUE (BASED ON       EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND            PAID
                                        VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,084.90            $2.94            $1,022.20             $2.85
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,083.65            $4.25            $1,020.95             $4.13
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.56% for Initial Class, 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-161

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                                   66.7
Short-Term Investments (collateral from securities lending                        14.4
  is 3.5%)
Foreign Bonds                                                                      7.2
Loan Assignments & Participations                                                  6.7
Convertible Bonds                                                                  1.8
Preferred Stocks                                                                   1.4
Yankee Bonds                                                                       1.4
Common Stocks                                                                      0.9
Asset-Backed Securities                                                            0.7
Convertible Preferred Stocks                                                       0.5
Warrants*                                                                          0.0
Liabilities in Excess of Cash and Other Assets                                    (1.7)

* Less than one tenth of a percent.

See Portfolio of Investments on page M-165 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Motors Acceptance Corp., 8.00%, due
     11/1/31
 2.  Calpine Corp., 8.50%, due 7/15/10
 3.  INVISTA, 9.25%, due 5/1/12
 4.  Sovereign Real Estate Investment Corp., 12.00%
 5.  General Motors Acceptance Corp., 6.75%, due
     12/1/14
 6.  Goodyear Tire & Rubber Co. (The), 11.25%, due
     3/1/11
 7.  AES Corp. (The), 9.00%, due 5/15/15
 8.  American Real Estate Partners, L.P./American
     Real Estate Finance Corp., 7.125%, due 2/15/13
 9.  Jean Coutu Group PJC, Inc. (The), 8.50%, due
     8/1/14
10.  Nortel Networks Corp., 4.25%, due 9/1/08

 M-162   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP High Yield Corporate Bond Portfolio returned 12.04% for Initial Class shares and 11.76% for Service Class shares. Both share classes outperformed the 9.96% return of the average Lipper* Variable Products High Current Yield Portfolio for the same period. Initial Class shares outperformed--and Service Class shares underperformed--the 11.91% return of the Credit Suisse High Yield Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

The Portfolio's performance resulted from positive credit selection, which was partially offset by our defensive positioning in relatively higher-quality credits and by a higher-than-normal cash position throughout the year. The Portfolio benefited from its holdings in airline bonds, which showed dramatic performance in the last two months of 2006.

HOW DID YOU POSITION THE PORTFOLIO DURING 2006?

Since we are bottom-up investors, traditional fixed-income strategies such as yield curve positioning, maturity structure and duration management are not the focal point of our investment process. We do, however, typically seek to maintain a duration within 10% of the benchmark, which helped manage the duration risk of the Portfolio.

While the most speculative part of the market was rewarded in 2006, we limited our investments in higher-risk high-yield bonds. Yield spreads were relatively tight, and we believed that any shock to the market could cause riskier assets to underperform. Since we did not feel adequately compensated for taking on additional risk, we focused on high-yield securities with risk-to-compensation ratios that we felt were more reasonable.

HOW DID THE PORTFOLIO'S AIRLINE BONDS PERFORM IN 2006?

During the year, the performance of airline bonds varied inversely with the price of oil. As oil prices rose the Portfolio's airline holdings lost value and vice versa. Delta Air Lines and Northwest Airlines attempted to lower their cost structures as they continued to work through the bankruptcy process. Bond prices for these issuers were buoyed by investor hopes that the companies would eventually emerge from bankruptcy. In November 2006, an unsolicited bid for Delta Air Lines by US Airways Group raised expectations of industry consolidation and resulted in strong performance for the industry as a whole.

WHAT ABOUT AUTOMOTIVE BONDS?

The Portfolio remained underweighted in auto-related bonds. General Motors and Ford have a large amount of outstanding debt, and these companies have a major market influence. In light of recent strains within the auto industry, however, we remain cautious about the longer-term operating prospects of U.S. automakers.

Over the course of the year, the Portfolio added a small weighting in Ford and continued to hold a position in General Motor's finance arm, GMAC (General Motors Acceptance Corp.). The investment in GMAC performed well, when GM sold a majority stake in its subsidiary to a consortium led by hedge fund Cerberus Partners. The sale of GMAC and a subsequent ratings upgrade of the GMAC's debt were positive developments for bond holders.

WHAT OTHER MARKET FORCES AFFECTED THE PORTFOLIO'S PERFORMANCE IN 2006?

Merger and acquisition activity was among the strongest influences on the high-yield market in 2006. Whether transactions had a positive or negative impact on the Portfolio, however, depended on the deal. Purchases by investment-grade companies that led to bond tenders often lifted prices. Prices of existing bonds tended to decline, however, when a


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-163
private equity group would purchase a company and announce an increased debt load. One of the largest deals that had a negative impact on the Portfolio was the acquisition of hospital company HCA by Columbia Healthcare.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2006?

The Portfolio continued to have bonds tendered by their issuers during the year. In a tender, the bond-holder receives cash prior to maturity, in line with the bond's call provisions. Mark IV Industries has had good operating performance and the company's bonds were tendered in June, which benefited the Portfolio's performance. The Portfolio's position in HCA had the opposite effect, when increased leverage reduced the value of the company's bonds.

Throughout the year, we increased the credit quality of the Portfolio by purchasing bonds of higher quality than those that were sold or tendered.

HOW DID THE PORTFOLIO SHIFT ITS QUALITY DURING 2006?

The Portfolio has lowered its exposure to bonds that are typically rated B- or CCC by Standard & Poor's (or low B or Caa by Moody's)(1) and have less asset coverage and free cash flow than bonds in our lower-risk categories. At the same time, we have increased the Portfolio's weighting among bonds that are typically rated B by the rating agencies and have average asset coverage and free cash flow. In our opinion, the latter bonds provided the most attractive risk/return relative to the market. As a result, the Portfolio was significantly overweight relative to the market in the middle tier of the high-yield quality spectrum and significantly underweight in lower-quality bonds.


1. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Bonds rated B by Moody's Investors Service are ones that, in Moody's opinion, generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds rated Caa by Moody's Investors Service are deemed by Moody's to be of poor standing. Such issues may be in default or, according to Moody's, elements of danger with respect to principal or interest may be present. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-164   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2006

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (84.5%)+
ASSET-BACKED SECURITIES (0.7%)
---------------------------------------------------------------------------------
ELECTRIC (0.6%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                  $  7,669,726   $    8,590,093
                                                                   --------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (a)(b)                              1,066,329          959,696
                                                                   --------------
Total Asset-Backed Securities
 (Cost $8,462,757)                                                      9,549,789
                                                                   --------------
CONVERTIBLE BONDS (1.8%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c)(d)                              2,560,000        1,715,200
                                                                   --------------

INSURANCE (0.2%)
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10 (c)                  3,120,000        3,096,600
                                                                   --------------

INTERNET (0.0%)++
At Home Corp.
 0.525%, due 12/28/18 (a)(b)(d)(e)                     1,869,975              187
 4.75%, due 12/15/07 (b)(d)(e)                         9,032,054              903
                                                                   --------------
                                                                            1,090
                                                                   --------------
MEDIA (0.0%)++
Adelphia Communications Corp.
 6.00%, due 2/15/07 (d)                                1,760,000            1,056
                                                                   --------------
TELECOMMUNICATIONS (1.5%)
CIENA Corp.
 3.75%, due 2/1/08                                     6,855,000        6,666,487
Lucent Technologies, Inc.
 8.00%, due 8/1/31                                     4,140,000        4,160,700
V  Nortel Networks Corp.
 4.25%, due 9/1/08                                    11,965,000       11,635,962
                                                                   --------------
                                                                       22,463,149
                                                                   --------------
Total Convertible Bonds
 (Cost $27,746,044)                                                    27,277,095
                                                                   --------------
CORPORATE BONDS (66.7%)
---------------------------------------------------------------------------------
ADVERTISING (0.6%)
Lamar Media Corp. Class B
 6.625%, due 8/15/15                                   1,945,000        1,927,981

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ADVERTISING (CONTINUED)
R.H. Donnelley, Inc.
 10.875%, due 12/15/12                              $  2,555,000   $    2,784,950
Vertis, Inc.
 9.75%, due 4/1/09                                     4,500,000        4,635,000
                                                                   --------------
                                                                        9,347,931
                                                                   --------------
AEROSPACE & DEFENSE (0.8%)
BE Aerospace, Inc.
 8.875%, due 5/1/11 (f)                                2,685,000        2,778,975
Sequa Corp.
 8.875%, due 4/1/08                                    7,275,000        7,493,250
 9.00%, due 8/1/09                                     1,815,000        1,942,050
                                                                   --------------
                                                                       12,214,275
                                                                   --------------
AGRICULTURE (1.0%)
Reynolds American, Inc.
 7.625%, due 6/1/16                                    7,760,000        8,221,984
 7.75%, due 6/1/18                                     5,610,000        5,955,307
                                                                   --------------
                                                                       14,177,291
                                                                   --------------
AIRLINES (2.5%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (d)(e)                           15,230,000       10,204,100
 Series B
 9.25%, due 12/27/07 (d)                               3,395,000        2,249,187
 9.25%, due 3/15/22 (d)                                2,450,000        1,623,125
 9.75%, due 5/15/21 (d)                                  350,000          231,875
 10.00%, due 8/15/08 (d)                               2,630,000        1,742,375
 10.375%, due 2/1/11 (d)                               5,180,000        3,444,700
 10.375%, due 12/15/22 (d)                             3,275,000        2,169,687
Northwest Airlines, Inc.
 7.875%, due 3/15/08 (d)                               1,340,000        1,259,600
 8.70%, due 3/15/07 (d)                                  155,000          146,475
 9.875%, due 3/15/07 (d)                               5,550,000        5,355,750
 10.00%, due 2/1/09 (d)                                8,396,500        7,934,692
                                                                   --------------
                                                                       36,361,566
                                                                   --------------
APPAREL (0.4%)
Unifi, Inc.
 11.50%, due 5/15/14 (c)                               5,685,000        5,230,200
                                                                   --------------

AUTO PARTS & EQUIPMENT (2.7%)
American Tire Distributors, Inc.
 10.75%, due 4/1/13 (f)                                1,030,000          965,625
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (c)(d)(e)                        9,075,000           11,344
FleetPride Corp.
 11.50%, due 10/1/14 (c)                               5,665,000        5,665,000

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (CONTINUED)
Goodyear Tire & Rubber Co. (The)
 6.375%, due 3/15/08                                $  5,057,000   $    5,038,036
 8.50%, due 3/15/07                                    1,380,000        1,381,725
V    11.25%, due 3/1/11                               12,845,000       14,193,725
Lear Corp.
 8.50%, due 12/1/13 (c)                                2,725,000        2,643,250
 8.75%, due 12/1/16 (c)                                2,725,000        2,633,031
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (f)                              5,290,000        5,395,800
 10.25%, due 7/15/13                                   2,070,000        2,266,650
                                                                   --------------
                                                                       40,194,186
                                                                   --------------
BANKS (0.3%)
Fremont General Corp.
 Series B
 7.875%, due 3/17/09                                   4,845,000        4,796,550
                                                                   --------------

BEVERAGES (0.2%)
Constellation Brands, Inc.
 7.25%, due 9/1/16                                     3,145,000        3,231,487
                                                                   --------------

BUILDING MATERIALS (1.1%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                    4,755,000        4,844,156
 12.39%, due 7/1/12 (g)                                  625,000          637,500
Dayton Superior Corp.
 10.75%, due 9/15/08                                   4,860,000        5,078,700
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (c)(f)                            3,725,000        3,920,562
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                    1,825,000        1,783,937
                                                                   --------------
                                                                       16,264,855
                                                                   --------------
CHEMICALS (2.2%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                    2,400,000        2,280,000
 10.125%, due 9/1/08                                   3,545,000        3,766,562
 10.625%, due 5/1/11                                   7,700,000        8,200,500
Millennium America, Inc.
 7.625%, due 11/15/26                                  3,150,000        2,874,375
Mosaic Global Holdings, Inc.
 7.625%, due 12/1/16 (c)                               1,640,000        1,699,450
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (c)                                2,105,000        2,062,900
Terra Capital, Inc.
 12.875%, due 10/15/08                                 8,515,000        9,494,225

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                 $  2,325,000   $    2,447,062
                                                                   --------------
                                                                       32,825,074
                                                                   --------------
COAL (0.1%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                     845,000          899,925
 7.875%, due 11/1/26                                     785,000          843,875
                                                                   --------------
                                                                        1,743,800
                                                                   --------------
COMMERCIAL SERVICES (2.9%)
Cardtronics, Inc.
 9.25%, due 8/15/13 (f)                                3,415,000        3,594,287
Chemed Corp.
 8.75%, due 2/24/11                                    4,395,000        4,548,825
El Comandante Capital Corp.
 11.75%, due 12/15/07 (a)(b)(d)                        2,412,000        3,111,480
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13 (f)                               2,530,000        2,466,750
iPayment, Inc.
 9.75%, due 5/15/14                                    3,030,000        3,113,325
Knowledge Learning Corp., Inc.
 7.75%, due 2/1/15 (c)                                 3,370,000        3,226,775
Language Line, Inc.
 11.125%, due 6/15/12                                  5,005,000        5,205,200
Phoenix Color Corp.
 11.00%, due 2/1/09                                    2,475,000        2,428,594
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                   4,945,000        4,821,375
Service Corp. International
 7.375%, due 10/1/14                                   2,145,000        2,241,525
 7.625%, due 10/1/18                                   2,210,000        2,342,600
Vertrue, Inc.
 9.25%, due 4/1/14                                     5,770,000        6,058,500
                                                                   --------------
                                                                       43,159,236
                                                                   --------------
COMPUTERS (1.1%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                    3,475,000        3,283,875
 4.875%, due 1/15/14                                   1,030,000          906,400
 9.125%, due 8/15/13                                   6,825,000        7,166,250
 10.25%, due 8/15/15 (f)                               4,125,000        4,403,437
                                                                   --------------
                                                                       15,759,962
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.4%)
Amsted Industries, Inc.
 10.25%, due 10/15/11 (c)                              5,800,000        6,206,000
                                                                   --------------

 M-166 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (10.1%)
Alamosa Delaware, Inc.
 11.00%, due 7/31/10                                $  4,130,000   $    4,462,816
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
V    7.125%, due 2/15/13                              13,150,000       13,215,750
 8.125%, due 6/1/12                                    6,705,000        6,922,912
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)                                7,616,444        8,435,592
Chukchansi Economic Development Authority
 8.00%, due 11/15/13 (c)                               2,105,000        2,186,569
Ford Motor Credit Co.
 7.375%, due 10/28/09                                  5,185,000        5,196,044
 7.875%, due 6/15/10                                   1,600,000        1,613,290
General Motors Acceptance Corp.
V    6.75%, due 12/1/14 (f)                           14,005,000       14,384,998
V    8.00%, due 11/1/31                               25,870,000       29,700,519
Idearc, Inc.
 8.00%, due 11/15/16 (c)                               6,445,000        6,541,675
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                    5,555,000        5,832,750
 11.00%, due 5/15/12                                   6,135,000        6,610,462
MXEnergy Holdings, Inc.
 13.018%, due 8/1/11 (c)(g)                            3,850,000        3,734,500
Rainbow National Services LLC
 8.75%, due 9/1/12 (c)                                 2,940,000        3,090,675
 10.375%, due 9/1/14 (c)                              10,280,000       11,423,650
Regency Energy Partners, L.P./Regency Energy
 Finance Corp.
 8.375%, due 12/15/13 (c)                              5,355,000        5,368,387
Sally Holdings LLC
 9.25%, due 11/15/14 (c)                               3,430,000        3,494,312
 10.50%, due 11/15/16 (c)(f)                             610,000          622,200
Ucar Finance, Inc.
 10.25%, due 2/15/12                                   4,185,000        4,409,944
UGS Corp.
 10.00%, due 6/1/12                                    2,945,000        3,210,050
Vanguard Health Holding Co. I LLC
 (zero coupon), due 10/1/15
 11.25%, beginning 10/1/09 (f)                         3,210,000        2,471,700
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                    5,965,000        6,039,562
                                                                   --------------
                                                                      148,968,357
                                                                   --------------
ELECTRIC (3.2%)
V  AES Corp. (The)
 9.00%, due 5/15/15 (c)                               12,760,000       13,717,000
Calpine Corp.
V    8.50%, due 7/15/10 (c)(d)                        19,027,000       20,311,322
 9.875%, due 12/1/11 (c)(d)                            2,255,000        2,452,312

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ELECTRIC (CONTINUED)
NRG Energy, Inc.
 7.25%, due 2/1/14                                  $  4,775,000   $    4,810,812
 7.375%, due 2/1/16                                      345,000          346,725
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                   4,066,000        4,177,815
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                    1,190,000        1,416,100
Western Resources, Inc.
 7.125%, due 8/1/09                                      855,000          883,739
                                                                   --------------
                                                                       48,115,825
                                                                   --------------
ELECTRONICS (0.5%)
Fisher Scientific International, Inc.
 6.125%, due 7/1/15                                    7,160,000        7,078,433
                                                                   --------------

ENERGY--ALTERNATE SOURCES (0.0%)++
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11 (a)                                    2,621            2,770
                                                                   --------------
ENTERTAINMENT (1.0%)
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                   1,025,000        1,017,312
 8.00%, due 11/15/13                                   4,890,000        5,073,375
Isle of Capri Casinos, Inc.
 9.00%, due 3/15/12                                    1,295,000        1,353,275
Jacobs Entertainment Co.
 9.75%, due 6/15/14                                    3,920,000        3,978,800
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                   1,460,000        1,460,000
Warner Music Group
 7.375%, due 4/15/14                                   2,240,000        2,217,600
                                                                   --------------
                                                                       15,100,362
                                                                   --------------
ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
 11.00%, due 5/15/12                                   7,575,000        7,309,875
                                                                   --------------

FOOD (1.4%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                    9,670,000        8,848,050
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13                                    4,750,000        4,862,812
Swift & Co.
 10.125%, due 10/1/09                                  6,250,000        6,359,375
                                                                   --------------
                                                                       20,070,237
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.5%)
Bowater, Inc.
 9.375%, due 12/15/21                               $  4,650,000   $    4,650,000
 9.50%, due 10/15/12                                      90,000           93,150
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (c)                                1,615,000        1,610,962
 7.125%, due 1/15/17 (c)                               6,065,000        6,049,837
 7.375%, due 12/1/25                                   1,310,000        1,277,250
 7.75%, due 11/15/29                                   4,930,000        4,917,675
 8.00%, due 1/15/24                                    6,345,000        6,440,175
 8.875%, due 5/15/31                                   8,150,000        8,618,625
Georgia-Pacific Corp./Timber Group
 7.25%, due 6/1/28                                     4,180,000        4,054,600
                                                                   --------------
                                                                       37,712,274
                                                                   --------------
GAS (0.3%)
Colorado Interstate Gas Co.
 5.95%, due 3/15/15                                    3,920,000        3,867,723
                                                                   --------------

HAND & MACHINE TOOLS (0.1%)
Thermadyne Holdings Corp.
 9.25%, due 2/1/14 (f)                                 1,590,000        1,474,725
                                                                   --------------

HEALTH CARE--PRODUCTS (0.4%)
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                    4,885,000        5,043,762
Universal Hospital Services, Inc.
 10.125%, due 11/1/11                                  1,185,000        1,264,987
                                                                   --------------
                                                                        6,308,749
                                                                   --------------
HEALTH CARE--SERVICES (1.4%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (f)                               2,440,000        2,318,000
Ameripath, Inc.
 10.50%, due 4/1/13                                    6,505,000        7,041,662
HCA, Inc.
 6.30%, due 10/1/12                                      410,000          375,150
 8.75%, due 9/1/10                                       120,000          125,100
 9.25%, due 11/15/16 (c)                               6,725,000        7,204,156
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14 (c)                               2,930,000        3,223,000
                                                                   --------------
                                                                       20,287,068
                                                                   --------------
HOLDING COMPANIES--DIVERSIFIED (0.2%)
ESI Tractebel Acquisition Corp.
 Class B
 7.99%, due 12/30/11                                   2,297,000        2,357,363
                                                                   --------------

HOUSEHOLD PRODUCTS & WARES (0.4%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                   6,575,000        6,459,937
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
INSURANCE (0.5%)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                               $  6,810,000   $    7,371,825
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (c)(d)                               555,000            1,387
 9.15%, due 7/1/26 (c)(d)                             12,235,000           30,587
                                                                   --------------
                                                                        7,403,799
                                                                   --------------
IRON & STEEL (0.5%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                   4,420,000        4,508,400
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                  1,390,000        1,487,300
United States Steel Corp.
 9.75%, due 5/15/10                                      645,000          686,119
                                                                   --------------
                                                                        6,681,819
                                                                   --------------
LEISURE TIME (0.4%)
Town Sports International, Inc.
 (zero coupon), due 2/1/14
 11.00%, beginning 2/1/09                              6,000,000        5,227,500
 9.625%, due 4/15/11                                     415,000          438,344
                                                                   --------------
                                                                        5,665,844
                                                                   --------------
LODGING (2.2%)
Boyd Gaming Corp.
 6.75%, due 4/15/14                                      725,000          723,187
 7.75%, due 12/15/12                                   5,500,000        5,685,625
Mandalay Resort Group
 9.50%, due 8/1/08                                     2,965,000        3,113,250
 10.25%, due 8/1/07                                      290,000          296,888
MGM Mirage, Inc.
 8.50%, due 9/15/10                                    2,826,000        3,023,820
 9.75%, due 6/1/07                                     3,155,000        3,194,438
MTR Gaming Group, Inc.
 9.00%, due 6/1/12 (c)                                 3,410,000        3,495,250
 Series B
 9.75%, due 4/1/10                                       260,000          274,300
Park Place Entertainment Corp.
 8.875%, due 9/15/08                                   3,470,000        3,617,475
 9.375%, due 2/15/07                                   3,125,000        3,132,813
Resort International Hotel/Casino
 11.50%, due 3/15/09                                   1,995,000        2,057,344
San Pasqual Casino
 8.00%, due 9/15/13 (c)                                1,815,000        1,864,913
Starwood Hotels & Resorts Worldwide, Inc.
 7.375%, due 5/1/07                                    1,935,000        1,942,904
                                                                   --------------
                                                                       32,422,207
                                                                   --------------
MEDIA (1.9%)
Dex Media East LLC
 12.125%, due 11/15/12                                 2,095,000        2,307,119

 M-168 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
MediaNews Group, Inc.
 6.875%, due 10/1/13                                $  1,615,000   $    1,461,575
Morris Publishing Group LLC
 7.00%, due 8/1/13                                     5,825,000        5,519,188
Paxson Communications Corp.
 8.624%, due 1/15/12 (c)(g)                            5,310,000        5,376,375
 11.624%, due 1/15/13 (c)(g)                           9,055,000        9,168,188
Ziff Davis Media, Inc.
 11.371%, due 5/1/12 (g)                               4,035,000        3,838,294
                                                                   --------------
                                                                       27,670,739
                                                                   --------------
METAL FABRICATE & HARDWARE (0.9%)
Jarden Corp.
 9.75%, due 5/1/12 (f)                                 3,405,000        3,600,788
Metals USA, Inc.
 11.125%, due 12/1/15                                  2,125,000        2,334,844
Mueller Group, Inc.
 10.00%, due 5/1/12                                    2,499,000        2,717,663
Neenah Foundary Co.
 9.50%, due 1/1/17 (c)                                 5,355,000        5,381,775
                                                                   --------------
                                                                       14,035,070
                                                                   --------------
MISCELLANEOUS--MANUFACTURING (0.8%)
Clarke American Corp.
 11.75%, due 12/15/13                                  4,890,000        5,232,300
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (c)                                 6,765,000        7,035,600
                                                                   --------------
                                                                       12,267,900
                                                                   --------------
OIL & GAS (5.4%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                    5,480,000        5,452,600
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                   11,390,000       11,133,725
 6.625%, due 1/15/16                                   2,440,000        2,424,750
 6.875%, due 11/15/20                                  1,095,000        1,075,838
Forest Oil Corp.
 8.00%, due 12/15/11                                   4,675,000        4,862,000
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (c)                                 3,935,000        4,161,263
 10.50%, due 9/1/10 (c)                                2,526,000        2,702,820
Mariner Energy, Inc.
 7.50%, due 4/15/13                                    5,585,000        5,417,450
Newfield Exploration Co.
 6.625%, due 4/15/16                                     345,000          343,275
Parker Drilling Co.
 9.625%, due 10/1/13                                   6,770,000        7,421,613
Petroquest Energy, Inc.
 10.375%, due 5/15/12                                  1,265,000        1,331,413

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS (CONTINUED)
Pogo Producing Co.
 6.875%, due 10/1/17                                $  8,550,000   $    8,165,250
Pride International, Inc.
 7.375%, due 7/15/14                                   2,770,000        2,860,025
Stone Energy Corp.
 6.75%, due 12/15/14                                   3,750,000        3,581,250
Venoco, Inc.
 8.75%, due 12/15/11                                   3,500,000        3,456,250
Vintage Petroleum, Inc.
 8.25%, due 5/1/12                                     7,205,000        7,561,222
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                     4,305,000        4,294,238
 7.25%, due 5/1/13                                     3,115,000        3,122,788
                                                                   --------------
                                                                       79,367,770
                                                                   --------------
OIL & GAS SERVICES (0.6%)
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (c)                                4,305,000        4,326,525
Complete Production Services, Inc.
 8.00%, due 12/15/16 (c)                               4,715,000        4,832,875
                                                                   --------------
                                                                        9,159,400
                                                                   --------------
PACKAGING & CONTAINERS (1.5%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (c)                               3,500,000        3,552,500
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                    2,060,000        2,116,650
 8.25%, due 5/15/13                                    1,200,000        1,240,500
 8.75%, due 11/15/12                                     640,000          678,400
 8.875%, due 2/15/09                                   8,302,000        8,488,795
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                    6,805,000        6,822,013
                                                                   --------------
                                                                       22,898,858
                                                                   --------------
PIPELINES (3.6%)
ANR Pipeline Co.
 7.375%, due 2/15/24                                     395,000          442,816
 8.875%, due 3/15/10                                   1,315,000        1,379,553
 9.625%, due 11/1/21                                   8,075,000       10,715,735
El Paso Corp.
 7.80%, due 8/1/31                                     1,145,000        1,250,913
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                   1,435,000        1,608,285
 7.625%, due 8/1/10                                    3,975,000        4,153,875
El Paso Production Holding Co.
 7.75%, due 6/1/13                                     6,825,000        7,140,656
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                   2,050,000        1,978,250
 8.50%, due 7/15/16 (c)                                6,065,000        6,307,600

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
PIPELINES (CONTINUED)
Northwest Pipeline Corp.
 7.125%, due 12/1/25                                $  2,195,000   $    2,225,181
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                   3,475,000        3,566,080
Southern Natural Gas Co.
 7.35%, due 2/15/31                                    1,335,000        1,469,496
Tennessee Gas Pipeline Co.
 7.625%, due 4/1/37                                    9,515,000       10,695,279
                                                                   --------------
                                                                       52,933,719
                                                                   --------------
REAL ESTATE (1.9%)
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                    8,265,000        8,295,994
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14 (c)                               2,145,000        2,171,813
Host Marriott L.P.
 Series Q
 6.75%, due 6/1/16                                       730,000          730,913
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                     9,130,000        9,198,475
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                     6,700,000        7,236,000
                                                                   --------------
                                                                       27,633,195
                                                                   --------------
RETAIL (1.7%)
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                     3,035,000        2,960,643
Michaels Stores, Inc.
 10.00%, due 11/1/14 (c)                               1,440,000        1,497,600
Rite Aid Corp.
 7.50%, due 1/15/15                                    4,170,000        4,128,300
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                   9,150,000        9,550,312
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                    8,040,000        7,396,800
                                                                   --------------
                                                                       25,533,655
                                                                   --------------
SEMICONDUCTORS (0.6%)
Freescale Semiconductor, Inc.
 8.875%, due 12/15/14 (c)                              6,415,000        6,390,944
MagnaChip Semiconductor S.A.
 8.61%, due 12/15/11 (g)                               2,690,000        2,313,400
                                                                   --------------
                                                                        8,704,344
                                                                   --------------
SOFTWARE (0.4%)
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                   5,405,000        5,864,425
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
TELECOMMUNICATIONS (4.3%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                               $  5,765,000   $    6,211,788
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11 (f)                               1,105,000        1,164,394
 8.375%, due 11/1/11 (c)                               2,470,000        2,602,763
 9.875%, due 11/1/12                                   3,215,000        3,504,350
GCI, Inc.
 7.25%, due 2/15/14                                    2,150,000        2,133,875
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (f)                               1,745,000        1,727,550
 6.45%, due 3/15/29                                   12,215,000       11,268,338
 6.50%, due 1/15/28                                      985,000          908,663
PanAmSat Corp.
 9.00%, due 8/15/14                                    1,880,000        1,985,750
 9.00%, due 6/15/16 (c)                                3,660,000        3,875,025
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                    1,265,000        1,293,463
 Series B
 7.50%, due 2/15/14                                    8,560,000        8,816,800
Qwest Corp.
 5.625%, due 11/15/08                                    300,000          300,375
 7.20%, due 11/10/26                                   1,645,000        1,657,338
 7.25%, due 9/15/25                                      920,000          945,300
 7.50%, due 10/1/14                                    1,655,000        1,754,300
 8.875%, due 3/15/12                                   4,820,000        5,368,275
 8.875%, due 6/1/31                                    4,860,000        5,066,550
Ubiquitel Operating Co.
 9.875%, due 3/1/11                                    2,465,000        2,662,200
                                                                   --------------
                                                                       63,247,097
                                                                   --------------
TEXTILES (1.0%)
V  INVISTA
 9.25%, due 5/1/12 (c)                                14,065,000       15,084,713
                                                                   --------------

TRUCKING & LEASING (0.2%)
Interpool, Inc.
 6.00%, due 9/1/14                                     3,845,000        3,537,400
                                                                   --------------
Total Corporate Bonds
 (Cost $944,365,622)                                                  986,738,065
                                                                   --------------

FOREIGN BONDS (7.2%)
---------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Ainsworth Lumber Co., Ltd.
 9.364%, due 4/1/13 (g)                                2,400,000        1,908,000
                                                                   --------------

 M-170 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN BONDS (CONTINUED)
---------------------------------------------------------------------------------
CHEMICALS (0.2%)
Nova Chemicals Corp.
 8.502%, due 11/15/13 (g)                           $  2,195,000   $    2,195,000
                                                                   --------------

COMMERCIAL SERVICES (0.2%)
Quebecor World, Inc.
 9.75%, due 1/15/15 (c)                                3,060,000        3,079,125
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Digicel, Ltd.
 9.25%, due 9/1/12 (c)                                 3,910,000        4,173,925
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (c)                              2,695,000        2,887,019
                                                                   --------------
                                                                        7,060,944
                                                                   --------------
ELECTRONICS (0.8%)
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (c)                              5,435,000        5,618,431
 9.50%, due 10/15/15 (c)                               5,960,000        6,109,000
                                                                   --------------
                                                                       11,727,431
                                                                   --------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater Canada Finance
 7.95%, due 11/15/11                                   1,830,000        1,793,400
                                                                   --------------

INSURANCE (0.2%)
Lindsey Morden Group, Inc.
 Series B
 7.00%, due 6/16/08                                 C$ 3,813,000        2,828,320
                                                                   --------------
MEDIA (1.4%)
CanWest Media, Inc.
 8.00%, due 9/15/12                                 $  4,946,920        5,163,348
Nielsen Finance LLC/
 Nielsen Finance Co.
 10.00%, due 8/1/14 (c)                                1,635,000        1,771,931
Quebecor Media, Inc.
 7.75%, due 3/15/16                                    6,345,000        6,479,831
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$ 5,470,000        5,115,199
Sun Media Corp.
 7.625%, due 2/15/13                                $  2,330,000        2,362,038
                                                                   --------------
                                                                       20,892,347
                                                                   --------------
PHARMACEUTICALS (0.1%)
Angiotech Pharmaceuticals, Inc.
 7.75%, due 4/1/14 (c)                                 2,200,000        1,914,000
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
RETAIL (1.0%)
Jafra Cosmetics International, Inc./ Distribuidora
 Comerical
 Jafra S.A. de C.V.
 10.75%, due 5/15/11                                $  2,305,000   $    2,463,469
V  Jean Coutu Group PJC, Inc. (The)
 8.50%, due 8/1/14 (f)                                11,910,000       11,984,438
                                                                   --------------
                                                                       14,447,907
                                                                   --------------
TELECOMMUNICATIONS (2.3%)
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                           6,585,000        6,066,431
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                    6,000,000        6,090,000
 10.484%, due 1/15/12 (g)                              2,910,000        2,935,463
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                   8,880,000        9,679,200
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (c)                               5,795,000        6,338,281
Satelites Mexicanos S.A. de C.V.
 14.11%, due 11/30/11 (g)                              2,800,000        2,961,000
                                                                   --------------
                                                                       34,070,375
                                                                   --------------
TRANSPORTATION (0.3%)
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                   4,005,000        4,325,400
                                                                   --------------
Total Foreign Bonds
 (Cost $101,831,591)                                                  106,242,249
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (6.7%) (H)
---------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.6%)
Navistar International Corp.
 Delayed Draw Term Loan
 10.365%, due 3/7/09                                   8,666,667        8,780,417
                                                                   --------------

AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                      700,000          707,875
                                                                   --------------

CHEMICALS (0.5%)
Talecris Biotherapeutics, Inc.
 1st Lien Term Loan
 10.50%, due 12/6/13                                   2,420,000        2,429,075
 2nd Lien Term Loan
 13.50%, due 12/6/14                                   4,845,000        4,851,056
                                                                   --------------
                                                                        7,280,131
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Graham Packaging Holdings Co.
 2nd Lien Term Loan
 9.625%, due 4/7/12                                 $    714,286   $      720,179
                                                                   --------------
HEALTH CARE-SERVICES (0.7%)
HCA, Inc.
 Term Loan B
 8.114%, due 11/17/13                                 10,225,000       10,337,086
                                                                   --------------

MEDIA (0.7%)
Fidelity National Information Solutions, Inc.
 Term Loan B
 7.10%, due 3/9/13                                       865,000          864,880
Nielsen Finance LLC
 Dollar Term Loan
 8.125%, due 8/6/13                                    9,715,000        9,778,420
                                                                   --------------
                                                                       10,643,300
                                                                   --------------
MINING (0.7%)
Aleris International, Inc.
 New Term Loan B
 8.125%, due 12/19/13                                  3,630,000        3,645,881
BHM Technologies LLC
 1st Lien Term Loan
 8.437%, due 7/23/13                                   7,056,439        6,783,002
                                                                   --------------
                                                                       10,428,883
                                                                   --------------
PHARMACEUTICALS (0.3%)
Warner Chilcott Corp.
 Dovonex Delayed Draw Term Loan
 7.614%, due 1/18/12                                     623,375          757,093
 Tranche C Term Loan
 7.614%, due 1/18/12                                     778,885          753,569
 Tranche B Term Loan
 7.617%, due 1/18/12                                   2,836,953        2,744,747
                                                                   --------------
                                                                        4,255,409
                                                                   --------------
REAL ESTATE (1.1%)
LNR Property Corp.
 Term Loan A1
 8.12%, due 7/12/09                                      915,000          916,144
 Initial Tranche B Term Loan
 8.12%, due 7/12/11                                    8,260,000        8,284,094
 Term Loan A2
 8.37%, due 7/12/09                                      915,000          910,997
Rental Services Corp.
 2nd Lien Term Loan
 8.86%, due 11/27/10                                   3,595,000        3,625,335

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
REAL ESTATE (CONTINUED)
Riverdeep Interactive Learning USA, Inc.
 Bridge Loan
 11.066%, due 12/20/07                              $  2,835,000   $    2,820,825
                                                                   --------------
                                                                       16,557,395
                                                                   --------------
RETAIL (1.2%)
Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                                  7,353,542        7,394,905
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.602%, due 4/6/13                                    4,746,835        4,777,614
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.349%, due 1/9/13                                   5,870,000        5,889,259
                                                                   --------------
                                                                       18,061,778
                                                                   --------------
SOFTWARE (0.5%)
SunGard Data Systems, Inc.
 Term Loan
 7.875%, due 2/11/13                                   7,525,400        7,592,128
                                                                   --------------

TELECOMMUNICATIONS (0.3%)
Qwest Corp.
 Term Loan B
 6.95%, due 6/30/10                                    4,250,000        4,340,313
                                                                   --------------
Total Loan Assignments & Participations
 (Cost $98,979,181)                                                    99,704,894
                                                                   --------------

YANKEE BONDS (1.4%) (I)
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.6%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                     2,665,000        2,185,300
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                   5,970,000        5,701,350
                                                                   --------------
                                                                        7,886,650
                                                                   --------------
INSURANCE (0.6%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (f)                               3,015,000        2,781,338
 7.75%, due 7/15/37 (f)                                  135,000          123,525
 8.25%, due 10/1/15                                       95,000           93,575
 8.30%, due 4/15/26 (f)                                5,865,000        5,835,675
                                                                   --------------
                                                                        8,834,113
                                                                   --------------

 M-172 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
Rogers Cantel, Inc.
 9.75%, due 6/1/16                                  $  2,560,000   $    3,212,800
                                                                   --------------
Total Yankee Bonds
 (Cost $16,858,314)                                                    19,933,563
                                                                   --------------
Total Long-Term Bonds
 (Cost $1,198,243,509)                                              1,249,445,655
                                                                   --------------

                                                          SHARES
COMMON STOCKS (0.9%)
---------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(j)(k)              2,418               24
                                                                   --------------

BUILDING MATERIALS (0.0%)++
Ainsworth Lumber Co., Ltd. (f)                            50,600          412,390
                                                                   --------------

ELECTRIC (0.0%)++
Dynegy, Inc. Class A (j)                                   1,023            7,407
                                                                   --------------

INTERNET (0.2%)
Globix Corp. (b)(j)(k)                                   949,786        2,892,098
                                                                   --------------

RETAIL (0.3%)
Star Gas Partners, L.P. (j)                            1,115,314        3,925,905
                                                                   --------------
SOFTWARE (0.1%)
QuadraMed Corp. (a)(j)                                   519,325        1,433,337
QuadraMed Corp. (a)(j)                                   106,427          293,739
                                                                   --------------
                                                                        1,727,076
                                                                   --------------
TELECOMMUNICATIONS (0.3%)
Loral Space & Communications, Ltd. (f)(j)                110,800        4,511,776
Remote Dynamics, Inc. (j)                                 72,541              225
                                                                   --------------
                                                                        4,512,001
                                                                   --------------
Total Common Stocks
 (Cost $11,332,047)                                                    13,476,901
                                                                   --------------


                                                          SHARES            VALUE
CONVERTIBLE PREFERRED STOCKS (0.5%)
---------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
 6.00% (a)(b)(j)(k)                                      107,873   $      351,936
                                                                   --------------

SOFTWARE (0.5%)
QuadraMed Corp.
 5.50% (a)(c)(j)                                         278,000        6,950,000
                                                                   --------------
Total Convertible Preferred Stocks
 (Cost $6,941,789)                                                      7,301,936
                                                                   --------------

PREFERRED STOCKS (1.4%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.0%)++
Colorado Prime Corp. (a)(b)(k)                             1,395               14
                                                                   --------------

MEDIA (0.3%)
Haights Cross Communications, Inc.
 16.00% (a)(k)                                            99,800        4,091,800
Ziff Davis Holdings, Inc.
 10.00% (a)(b)(j)                                            674           60,660
                                                                   --------------
                                                                        4,152,460
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS (1.0%)
Sovereign Real Estate Investment Corp.
V    12.00% (c)                                            9,450       14,718,375
                                                                   --------------

TELECOMMUNICATIONS (0.1%)
Loral Skynet Corp.
 12.00% Series A (f)(l)                                   10,387        2,150,109
                                                                   --------------
Total Preferred Stocks
 (Cost $22,618,872)                                                    21,020,958
                                                                   --------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(j)                                   123,640            1,236
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                       NUMBER OF
                                                        WARRANTS            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 8/12/12 (a)(b)(j)(k)                                 104   $            1
 Preferred Class A
 Strike Price $0.001
 Expire 8/12/12 (a)(b)(j)(k)                              97,772              978
                                                                   --------------
                                                                              979
                                                                   --------------
Total Warrants
 (Cost $2,140)                                                              2,215
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (14.4%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (11.5%)
Abbey National N.A. LLC
 5.26%, due 1/26/07                                 $ 15,000,000       14,945,208
American General Finance Corp.
 5.26%, due 1/9/07                                    19,720,000       19,696,950
Barton Capital LLC
 5.298%, due 1/4/07 (m)                                  972,413          972,413
Charta LLC
 5.314%, due 1/11/07 (m)                                 996,187          996,187
Ciesco, Inc.
 5.305%, due 1/10/07 (m)                               1,300,109        1,300,109
Compass Securitization LLC
 5.324%, due 1/18/07 (m)                               1,328,249        1,328,249
Emerson Electric Co.
 5.25%, due 1/12/07 (c)                                6,490,000        6,479,589
Fairway Finance Corp.
 5.301%, due 1/8/07 (m)                                  996,187          996,187
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (m)                                 982,524          982,524
Greyhawk Funding LLC
 5.305%, due 1/5/07 (m)                                  974,312          974,312
ING U.S. Funding LLC
 5.26%, due 1/23/07                                   15,005,000       14,956,767
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (m)                                 996,187          996,187
Liberty Street Funding Co.
 5.325%, due 1/29/07 (m)                                 332,062          332,062
Minnesota Mining & Manufacturing Co.
 5.19%, due 1/3/07                                     9,205,000        9,202,346
Morgan Stanley
 5.27%, due 1/17/07                                   16,925,000       16,885,358
Old Line Funding LLC
 5.303%, due 1/9/07 (m)                                1,301,564        1,301,564
Prudential Funding
 5.25%, due 1/10/07                                   12,270,000       12,253,895

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
 5.308%, due 1/30/07 (m)                            $    996,187   $      996,187
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (m)                                 996,187          996,187
Svenska Handelsbanken
 5.26%, due 1/8/07                                    11,770,000       11,757,962
Toyota Motor Credit Co.
 5.23%, due 1/4/07                                    16,320,000       16,312,887
 5.27%, due 1/3/07                                    13,640,000       13,636,006
 5.27%, due 1/4/07                                     1,150,000        1,149,495
UBS Finance (Delaware) LLC
 5.26%, due 1/11/07                                   19,955,000       19,925,844
                                                                   --------------
Total Commercial Paper
 (Cost $169,374,475)                                                  169,374,475
                                                                   --------------

                                                          SHARES
INVESTMENT COMPANIES (0.7%)
BGI Institutional Money Market Fund (m)                6,936,586        6,936,586
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                           3,614,368        3,614,368
                                                                   --------------
Total Investment Companies
 (Cost $10,550,954)                                                    10,550,954
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $332,262
 (Collateralized by various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $328,901 and a Market
 Value of $343,817) (m)                             $    332,062          332,062
                                                                   --------------
Total Repurchase Agreement
 (Cost $332,062)                                                          332,062
                                                                   --------------

TIME DEPOSITS (2.2%)
Abbey National PLC
 5.34%, due 1/2/07 (m)                                 3,984,747        3,984,747
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (m)                                 2,656,498        2,656,498
Bank of America Corp.
 5.27%, due 1/19/07 (g)(m)                             2,656,498        2,656,498

 M-174 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Montreal
 5.30%, due 1/26/07 (m)                             $  1,660,312   $    1,660,312
Barclays
 5.32%, due 1/18/07 (m)                                2,191,611        2,191,611
Calyon
 5.31%, due 2/12/07 (m)                                2,656,498        2,656,498
Citigroup
 5.325%, due 3/22/07 (m)                               2,324,436        2,324,436
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (m)                                2,523,673        2,523,673
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (m)                                2,656,498        2,656,498
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (m)                                2,457,261        2,457,261
Rabobank Nederland
 5.29%, due 3/6/07 (m)                                 1,992,374        1,992,374
Standard Chartered Bank
 5.29%, due 1/10/07 (m)                                2,656,498        2,656,498
UBS AG
 5.285%, due 1/12/07 (m)                               2,656,498        2,656,498
                                                                   --------------
Total Time Deposits
 (Cost $33,073,402)                                                    33,073,402
                                                                   --------------
Total Short-Term Investments
 (Cost $213,330,893)                                                  213,330,893
                                                                   --------------
Total Investments
 (Cost $1,452,469,250) (n)                                 101.7%   1,504,578,558(o)
Liabilities in Excess of
 Cash and Other Assets                                      (1.7)     (24,751,406)
                                                    ------------   --------------
Net Assets                                                 100.0%  $1,479,827,152
                                                    ============   ==============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include,
     but are not limited to, forwards, TBA's, options and
     futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to
     ensure proper coverage for these transactions.
(a)  Illiquid security. The total market value of these
     securities at December 31, 2006 is $17,256,622, which
     represents 1.2% of the Portfolio's net assets.
(b)  Fair valued security. The total market value of these
     securities at December 31, 2006 is $7,379,213, which
     reflects 0.5% of the Portfolio's net assets.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Issue in default.
(e)  Issuer in bankruptcy.
(f)  Represents a security, or a portion thereof, which is out on loan.
(g)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(h)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at December 31,
     2006. Floating Rate Loans are generally considered
     restrictive in that the Portfolio is ordinarily
     contractually obligated to receive consent from the Agent
     Bank and/or borrower prior to disposition of a Floating Rate
     Loan.
(i)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(j)  Non-income producing security.
(k)  Restricted security. (See Note 2)
(l)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $1,454,909,880.
(o)  At December 31, 2006 net unrealized appreciation was
     $49,668,678, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $76,507,667 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $26,838,989.
The following abbreviations are used in the above portfolio:
C$--Canadian Dollar

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost
  $1,452,469,250) including $51,286,810
  market
  value of securities loaned                  $1,504,578,558
Cash denominated in foreign currencies
  (identified cost $253,055)                         291,819
Cash                                                 101,584
Receivables:
  Dividends and interest                          21,610,313
  Investment securities sold                       5,936,264
  Fund shares sold                                 1,316,504
Other assets                                         163,378
Unrealized appreciation on foreign currency
  forward contracts                                  131,757
                                              --------------
    Total assets                               1,534,130,177
                                              --------------
LIABILITIES:
Securities lending collateral                     52,514,218
Payables:
  Fund shares redeemed                               562,414
  Adviser (See Note 3)                               374,034
  Administrator (See Note 3)                         249,375
  Shareholder communication                          225,998
  Professional fees                                  129,185
  NYLIFE Distributors (See Note 3)                   106,191
  Custodian                                            4,935
  Directors                                            2,029
Accrued expenses                                      10,533
Unrealized depreciation on foreign currency
  forward contracts                                  124,113
                                              --------------
    Total liabilities                             54,303,025
                                              --------------
Net assets                                    $1,479,827,152
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized:
  Initial Class                               $      919,577
  Service Class                                      485,267
Additional paid-in capital                     1,421,558,895
Accumulated undistributed net investment
  income                                          96,599,048
Accumulated net realized loss on investments
  and foreign currency transactions              (91,893,481)
Net unrealized appreciation on investments        52,109,308
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           48,538
                                              --------------
Net assets                                    $1,479,827,152
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $  969,910,216
                                              ==============
Shares of capital stock outstanding               91,957,712
                                              ==============
Net asset value per share outstanding         $        10.55
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  509,916,936
                                              ==============
Shares of capital stock outstanding               48,526,717
                                              ==============
Net asset value per share outstanding         $        10.51
                                              ==============

 M-176 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                      $107,324,559
  Dividends (a)                                    1,496,914
  Income from securities loaned--net                 375,813
                                                -------------
    Total income                                 109,197,286
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            4,220,067
  Administration (See Note 3)                      2,813,378
  Distribution and service--Service Class
    (See Note 3)                                   1,096,724
  Shareholder communication                          357,977
  Professional fees                                  237,248
  Directors                                           83,198
  Custodian                                           60,073
  Miscellaneous                                       87,870
                                                -------------
    Total expenses                                 8,956,535
                                                -------------
Net investment income                            100,240,751
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                            5,834,535
  Foreign currency transactions                     (215,688)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                            5,618,847
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           54,593,216
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (251,643)
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                    54,341,573
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                    59,960,420
                                                -------------
Net increase in net assets resulting from
  operations                                    $160,201,171
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $7,081.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                          2006             2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  100,240,751   $  104,800,291
 Net realized gain on
  investments and foreign
  currency transactions              5,618,847       26,159,335
 Net change in unrealized
  appreciation (depreciation)
  on investments and foreign
  currency transactions             54,341,573      (91,039,436)
                                -------------------------------
 Net increase in net assets
  resulting from operations        160,201,171       39,920,190
                                -------------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                   (18,078,649)     (60,080,345)
   Service Class                    (8,667,497)     (22,813,901)
                                -------------------------------
 Total dividends to
  shareholders                     (26,746,146)     (82,894,246)
                                -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    55,692,632       63,138,174
   Service Class                    91,111,967      139,706,081
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                    18,078,649       60,080,345
   Service Class                     8,667,497       22,813,901
                                -------------------------------
                                   173,550,745      285,738,501
 Cost of shares redeemed:
   Initial Class                  (218,528,042)    (237,602,067)
   Service Class                   (31,669,989)     (25,910,877)
                                -------------------------------
                                  (250,198,031)    (263,512,944)
   Increase (decrease) in net
    assets derived
    from capital share
    transactions                   (76,647,286)      22,225,557
                                -------------------------------
   Net increase (decrease) in
    net assets                      56,807,739      (20,748,499)

NET ASSETS:
Beginning of year                1,423,019,413    1,443,767,912
                                -------------------------------
End of year                     $1,479,827,152   $1,423,019,413
                                ===============================
Accumulated undistributed net
 investment income at end of
 year                           $   96,599,048   $   22,948,203
                                ===============================

 M-178 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-179

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                            INITIAL CLASS
                                ----------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                  2006           2005            2004            2003           2002
Net asset value at beginning
  of period                     $   9.59      $     9.90      $     9.41      $     7.39      $   8.09
                                --------      ----------      ----------      ----------      --------
Net investment income               0.72 (b)        0.73(b)         0.70            0.75(b)       0.85
Net realized and unrealized
  gain (loss) on investments        0.44           (0.46)           0.47            1.93         (0.67)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.00)(c)        0.02            0.02            0.01         (0.02)
                                --------      ----------      ----------      ----------      --------
Total from investment
  operations                        1.16            0.29            1.19            2.69          0.16
                                --------      ----------      ----------      ----------      --------
Less dividends:
  From net investment income       (0.20)          (0.60)          (0.70)          (0.67)        (0.86)
                                --------      ----------      ----------      ----------      --------
Net asset value at end of
  period                        $  10.55      $     9.59      $     9.90      $     9.41      $   7.39
                                ========      ==========      ==========      ==========      ========
Total investment return            12.04%           2.94%(d)       12.72%          36.37%         2.05%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             7.20%           7.39%           7.40%           8.51%        10.44%
  Net expenses                      0.56%           0.45%           0.59%           0.60%         0.60%
  Expenses (before
    reimbursement)                  0.56%           0.55%           0.59%           0.60%         0.60%
Portfolio turnover rate               48%             45%             39%             43%           49%
Net assets at end of period
  (in 000's)                    $969,910      $1,022,911      $1,167,527      $1,114,766      $696,500

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.85% and 2.58% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-180 MainStay VP High Yield Corporate Bond Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      SERVICE CLASS
----------------------------------------------------------
                                                JUNE 4,
                                                2003(A)
                                                THROUGH
          YEAR ENDED DECEMBER 31,             DECEMBER 31,
      2006          2005          2004            2003
    $   9.56      $   9.88      $   9.40        $  8.69
    --------      --------      --------      ------------
        0.69(b)       0.71(b)       0.68           0.44(b)
        0.44         (0.47)         0.47           0.92
       (0.00)(c)      0.02          0.02           0.00(c)
    --------      --------      --------      ------------
        1.13          0.26          1.17           1.36
    --------      --------      --------      ------------
       (0.18)        (0.58)        (0.69)         (0.65)
    --------      --------      --------      ------------
    $  10.51      $   9.56      $   9.88        $  9.40
    ========      ========      ========      ============
       11.76%         2.66%(d)     12.44%         15.66%(e)
        6.95%         7.14%         7.15%          8.26%+(f)
        0.81%         0.70%         0.84%          0.85%+
        0.81%         0.80%         0.84%          0.85%+
          48%           45%           39%            43%
    $509,917      $400,109      $276,241        $79,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
(FORMERLY MAINSTAY VP BASIC VALUE PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 19.31%    6.70%       5.14%

                                            (After Portfolio operating expenses)

                                                               MAINSTAY VP ICAP SELECT EQUITY
                                                                         PORTFOLIO                S&P 500/CITIGROUP VALUE INDEX
                                                               ------------------------------     -----------------------------
5/1/98                                                                     10000                              10000
                                                                           10283                              10160
                                                                           10975                              11452
                                                                           11698                              12149
                                                                           11171                              10726
                                                                            8618                               8489
                                                                           11026                              11188
                                                                           12279                              12945
                                                                           12947                              13699
12/31/06                                                                   15447                              16548

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 19.00%    6.44%       4.88%

                                            (After Portfolio operating expenses)

                                                               MAINSTAY VP ICAP SELECT EQUITY
                                                                         PORTFOLIO                S&P 500/CITIGROUP VALUE INDEX
                                                               ------------------------------     -----------------------------
5/1/98                                                                     10000                              10000
                                                                           10266                              10160
                                                                           10929                              11452
                                                                           11621                              12149
                                                                           11069                              10726
                                                                            8518                               8489
                                                                           10872                              11188
                                                                           12078                              12945
                                                                           12707                              13699
12/31/06                                                                   15122                              16548

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                     YEAR    YEARS   INCEPTION
-----------------------------------------------------------------------------------

S&P 500(R)/Citigroup Value Index*                        20.80%   9.06%     5.98%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.68% and 5.13% for the Initial Class and 6.42% and 4.87% for the Service Class for the five-year and since-inception periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-182   MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,136.20            $4.74            $1,020.60             $4.48
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,134.95            $6.08            $1,019.35             $5.75
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.88% for Initial Class and 1.13% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-183

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.7
Short-Term Investments (collateral from securities lending                         2.8
  is 2.7%)
Liabilities in Excess of Cash and Other Assets                                    (0.5)

See Portfolio of Investments on page M-187 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  Novartis AG, ADR
 3.  McDonald's Corp.
 4.  St. Paul Travelers Cos., Inc. (The)
 5.  American International Group, Inc.
 6.  Citigroup, Inc.
 7.  JPMorgan Chase & Co.
 8.  Bank of America Corp.
 9.  Altria Group, Inc.
10.  Dominion Resources, Inc.

 M-184   MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Robert H. Lyon and Jerrod K. Senser, CFA, of Institutional Capital LLC (ICAP).

WERE THERE ANY SIGNIFICANT CHANGES IN THE MANAGEMENT OF MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO IN 2006?

On July 5, 2006, Institutional Capital LLC replaced The Dreyfus Corporation as subadvisor to the Portfolio. ICAP served under an interim subadvisory agreement until September 28, 2006, when shareholders approved the new subadvisory agreement. ICAP uses a team approach with a primarily large-cap, value-oriented investment style. On October 31, 2006, the Portfolio added the S&P 500(R) Index as its secondary benchmark index. Effective November 10, 2006, the name of the Portfolio was changed from MainStay VP Basic Value Portfolio to MainStay VP ICAP Select Equity Portfolio.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP ICAP Select Equity Portfolio returned 19.31% for Initial Class shares and 19.00% for Service Class shares. Initial Class shares outperformed--and Service Class shares marginally underperformed--the 19.01% return of the average Lipper Variable Products Large-Cap Value Portfolio for the same period. Both share classes underperformed the 20.80% return of the S&P 500/Citigroup Value Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006. Both share classes outperformed the 15.79% return of the S&P 500(R) Index, the Portfolio's secondary benchmark, over the same period.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

This commentary covers the period from July 5, 2006, through December 31, 2006. Stock selection was the primary reason for the Portfolio's performance relative to the S&P 500/Citigroup Value Index* for this period and for the year. The strongest-contributing sectors to the Portfolio's performance relative to the S&P 500/Citigroup Value Index* in terms of total effect were consumer discretionary, health care and information technology.

DURING THE PERIOD ICAP SUBADVISED THE PORTFOLIO, WHICH SECTORS IN THE PORTFOLIO PROVIDED THE STRONGEST RELATIVE PERFORMANCE AND WHICH SECTORS WERE THE WEAKEST?

The Portfolio's strongest-performing sectors relative to the S&P 500/Citigroup Value Index were the consumer discretionary, information technology and health care sectors. Stock-specific catalysts drove the performance of stocks in these sectors.

Telecommunication services, materials and energy were weak performers in relation to the primary benchmark. Merger-related issues and weaker-than-expected subscriber growth weighed heavily on Sprint Nextel and detracted from the Portfolio's telecommunication services sector return. Energy stocks trailed the broader market in the second half of the year because of declining oil prices.

DURING THE PORTION OF 2006 IN WHICH ICAP SUBADVISED THE PORTFOLIO, WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH WERE THE WEAKEST?

The strongest individual contributors to the Portfolio's absolute performance included McDonald's, InterContinental Hotels Group and ExxonMobil. The weakest contributors were Norfolk Southern, Halliburton and Sprint Nextel.



The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-185

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE PORTION OF THE REPORTING PERIOD ICAP SUBADVISED THE PORTFOLIO?

In the portion of 2006 during which ICAP subadvised the Portfolio, we initiated a new position in Hess, a global integrated oil company. Hess trades at a discount to its peers because of poor historical operating performance and a strategy driven by offshore exploration. We believed that the stock's discount might close as Hess continued to fix its operating problems. We also established a new position in Imperial Chemical Industries, a U.K.-based specialty chemical company. The company substantially improved profitability and pared down noncore businesses to realize shareholder value. Divestitures have strengthened the company's balance sheet, and further asset restructuring is possible.

Significant sales included Abbott Laboratories, which reached its target price, and Aon, which showed slower-than-expected margin improvement.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE PORTION OF 2006 IN WHICH ICAP MANAGED THE PORTFOLIO?

Under our watch, the Portfolio decreased its weighting in the telecommunication services sector and increased its weighting in the health care sector.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2006?

As of December 31, 2006, the Portfolio was underweight relative to the S&P 500/Citigroup Value Index* in the financials sector and overweight in the energy sector.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices averages and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-186   MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (97.7%)+
-----------------------------------------------------------------------------
CHEMICALS (2.3%)
Imperial Chemical Industries PLC,
 Sponsored ADR (a)(b)                                  118,050   $  4,182,511
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.9%)
Motorola, Inc.                                         167,250      3,438,660
                                                                 ------------

COMPUTERS & PERIPHERALS (3.1%)
Hewlett-Packard Co.                                    139,950      5,764,540
                                                                 ------------
CONTAINERS & PACKAGING (2.6%)
Temple-Inland, Inc.                                    103,700      4,773,311
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (14.2%)
V  Bank of America Corp.                               162,300      8,665,197
V  Citigroup, Inc.                                     156,500      8,717,050
V  JPMorgan Chase & Co.                                180,350      8,710,905
                                                                 ------------
                                                                   26,093,152
                                                                 ------------
ELECTRIC UTILITIES (1.4%)
Entergy Corp.                                           27,450      2,534,184
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
Agilent Technologies, Inc. (c)                         103,700      3,613,945
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Halliburton Co.                                        176,696      5,486,411
                                                                 ------------

FOOD & STAPLES RETAILING (5.2%)
CVS Corp.                                               75,150      2,322,886
Wal-Mart Stores, Inc.                                  157,250      7,261,805
                                                                 ------------
                                                                    9,584,691
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.6%)
Baxter International, Inc.                             145,000      6,726,550
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (8.4%)
InterContinental Hotels Group PLC, ADR (a)             251,600      6,352,900
V  McDonald's Corp.                                    205,250      9,098,732
                                                                 ------------
                                                                   15,451,632
                                                                 ------------
INDUSTRIAL CONGLOMERATES (10.1%)
V  General Electric Co.                                278,250     10,353,683
Textron, Inc. (b)                                       86,900      8,148,613
                                                                 ------------
                                                                   18,502,296
                                                                 ------------
INSURANCE (9.5%)
V  American International Group, Inc.                  121,950      8,738,937
V  St. Paul Travelers Cos., Inc. (The)                 163,450      8,775,631
                                                                 ------------
                                                                   17,514,568
                                                                 ------------


                                                        SHARES          VALUE
MULTILINE RETAIL (1.6%)
Target Corp.                                            50,650   $  2,889,583
                                                                 ------------

MULTI-UTILITIES (4.6%)
V  Dominion Resources, Inc.                            100,750      8,446,880
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (11.0%)
ExxonMobil Corp.                                        96,500      7,394,795
Hess Corp. (b)                                         145,800      7,227,306
Total S.A., Sponsored ADR (a)                           77,850      5,598,972
                                                                 ------------
                                                                   20,221,073
                                                                 ------------
PHARMACEUTICALS (5.5%)
V  Novartis AG, ADR (a)                                175,650     10,089,336
                                                                 ------------
ROAD & RAIL (3.0%)
CSX Corp.                                              160,700      5,532,901
                                                                 ------------
TOBACCO (4.7%)
V  Altria Group, Inc.                                  100,200      8,599,164
                                                                 ------------
Total Common Stocks
 (Cost $160,508,124)                                              179,445,388
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (2.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (0.6%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $   94,279         94,279
Charta LLC
 5.314%, due 1/11/07 (d)                                96,584         96,584
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                               126,051        126,051
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                               128,779        128,779
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                                 96,584         96,584
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                                95,260         95,260
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                                 94,463         94,463
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                                96,584         96,584
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                                32,195         32,195
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                                126,192        126,192

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                            $   96,584   $     96,584
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                                96,584         96,584
                                                                 ------------
Total Commercial Paper
 (Cost $1,180,139)                                                  1,180,139
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (d)                672,529        672,529
                                                                 ------------
Total Investment Company
 (Cost $672,529)                                                      672,529
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $32,214
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $31,888 and a Market Value of $33,334) (d)         $   32,195         32,195
                                                                 ------------
Total Repurchase Agreement
 (Cost $32,195)                                                        32,195
                                                                 ------------
TIME DEPOSITS (1.8%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                                 386,337        386,337
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                                 257,558        257,558
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                             257,558        257,558
Bank of Montreal
 5.30%, due 1/26/07 (d)                                160,974        160,974
Barclays
 5.32%, due 1/18/07 (d)                                212,485        212,485

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Calyon
 5.31%, due 2/12/07 (d)                             $  257,558   $    257,558
Citigroup
 5.325%, due 3/22/07 (d)                               225,363        225,363
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                                244,680        244,680
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                                257,558        257,558
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                                238,241        238,241
Rabobank Nederland
 5.29%, due 3/6/07 (d)                                 193,168        193,168
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                                257,558        257,558
UBS AG
 5.285%, due 1/12/07 (d)                               257,557        257,557
                                                                 ------------
Total Time Deposits
 (Cost $3,206,595)                                                  3,206,595
                                                                 ------------
Total Short-Term Investments
 (Cost $5,091,458)                                                  5,091,458
                                                                 ------------
Total Investments
 (Cost $165,599,582) (f)                                 100.5%   184,536,846(g)
Liabilities in Excess of
 Cash and Other Assets                                    (0.5)      (997,343)
                                                    ----------   ------------
Net Assets                                               100.0%  $183,539,503
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Non-income producing security.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $165,848,646.
(g)  At December 31, 2006 net unrealized appreciation was
     $18,688,200, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $19,194,924 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $506,724.

 M-188 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $165,599,582) including $4,935,828
  market value of securities loaned             $184,536,846
Cash                                               9,171,356
Receivables:
  Investment securities sold                         622,864
  Dividends and interest                             337,549
  Fund shares sold                                   240,311
Other assets                                             270
                                                -------------
    Total assets                                 194,909,196
                                                -------------

LIABILITIES:
Securities lending collateral                      5,091,458
Payables:
  Investment securities purchased                  5,858,067
  Fund shares redeemed                               231,793
  Adviser (See Note 3)                                82,824
  Shareholder communication                           33,592
  Administrator (See Note 3)                          30,117
  Professional fees                                   27,859
  NYLIFE Distributors (See Note 3)                     9,413
  Custodian                                            1,410
  Directors                                              208
Accrued expenses                                       2,952
                                                -------------
    Total liabilities                             11,369,693
                                                -------------
Net assets                                      $183,539,503
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     99,741
  Service Class                                       33,804
Additional paid-in capital                       151,295,990
Accumulated undistributed net investment
  income                                           1,692,110
Accumulated undistributed net realized gain on
  investments                                     11,480,594
Net unrealized appreciation on investments        18,937,264
                                                -------------
Net assets                                      $183,539,503
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $137,190,873
                                                =============
Shares of capital stock outstanding                9,974,098
                                                =============
Net asset value per share outstanding           $      13.75
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 46,348,630
                                                =============
Shares of capital stock outstanding                3,380,428
                                                =============
Net asset value per share outstanding           $      13.71
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,689,220
  Interest                                           122,329
  Income from securities loaned--net                  10,961
                                                 ------------
    Total income                                   2,822,510
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              713,964
  Administration (See Note 3)                        237,988
  Professional fees                                   87,836
  Distribution and service--Service Class
    (See Note 3)                                      83,158
  Shareholder communication                           36,348
  Custodian                                           16,841
  Directors                                            6,516
  Miscellaneous                                       13,171
                                                 ------------
    Total expenses before waiver/reimbursement     1,195,822
  Fees paid indirectly (See Note 3(A))                (6,894)
  Expense waiver from Manager (See Note 3)           (59,495)
                                                 ------------
    Net expenses                                   1,129,433
                                                 ------------
Net investment income                              1,693,077
                                                 ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on investments                  11,561,105
Net change in unrealized appreciation on
  investments                                     10,123,381
                                                 ------------
Net realized and unrealized gain on investments   21,684,486
                                                 ------------
Net increase in net assets resulting from
  operations                                     $23,377,563
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $11,253.

 M-190 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,693,077   $  1,215,323
 Net realized gain on
  investments                     11,561,105      6,065,191
 Net change in unrealized
  appreciation on investments     10,123,381     (2,367,800)
                                ---------------------------
 Net increase in net assets
  resulting from operations       23,377,563      4,912,714
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (343,871)      (614,555)
   Service Class                     (52,831)      (212,181)
 From net realized gain on investments:
   Initial Class                    (628,453)      (683,777)
   Service Class                    (212,661)      (293,622)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (1,237,816)    (1,804,135)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  67,392,133      4,086,907
   Service Class                  15,323,000      8,109,720
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                     972,324      1,298,332
   Service Class                     265,492        505,803
                                ---------------------------
                                  83,952,949     14,000,762

 Cost of shares redeemed:
   Initial Class                 (14,129,398)   (12,483,781)
   Service Class                  (3,712,585)    (3,353,645)
                                ---------------------------
                                 (17,841,983)   (15,837,426)
   Increase (decrease) in net
    assets derived from
    capital share transactions    66,110,966     (1,836,664)
                                ---------------------------
   Net increase in net assets     88,250,713      1,271,915

NET ASSETS:
Beginning of year                 95,288,790     94,016,875
                                ---------------------------
End of year                     $183,539,503   $ 95,288,790
                                ===========================
Accumulated undistributed net
 investment income at end of
 period                         $  1,692,110   $    395,735
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   INITIAL CLASS
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                              2006         2005         2004         2003         2002
Net asset value at beginning of period      $  11.61      $ 11.23      $ 10.18      $  8.01      $ 10.46
                                            --------      -------      -------      -------      -------
Net investment income                           0.19(b)      0.15(b)      0.11         0.07(b)      0.06
Net realized and unrealized gain (loss) on
  investments                                   2.04         0.46         1.04         2.17        (2.45)
                                            --------      -------      -------      -------      -------
Total from investment operations                2.23         0.61         1.15         2.24        (2.39)
                                            --------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.03)       (0.11)       (0.10)       (0.07)       (0.06)
  From net realized gain on investments        (0.06)       (0.12)          --           --           --
                                            --------      -------      -------      -------      -------
Total dividends and distributions              (0.09)       (0.23)       (0.10)       (0.07)       (0.06)
                                            --------      -------      -------      -------      -------
Net asset value at end of period            $  13.75      $ 11.61      $ 11.23      $ 10.18      $  8.01
                                            ========      =======      =======      =======      =======
Total investment return                        19.31%        5.44%(e)    11.37%       27.95%      (22.86%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.50%        1.35%        1.04%        0.87%        0.63%
  Net expenses                                  0.88%#       0.77%#       0.96%        0.99%        0.98%
  Expenses (before waiver/reimbursement)        0.94%#       0.91%#       0.96%        0.99%        0.98%
Portfolio turnover rate                          130%          55%          75%          73%          65%
Net assets at end of period (in 000's)      $137,191      $66,657      $71,543      $62,229      $49,975

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2006.
#    Includes fees paid indirectly which amounted to less than 0.01% and 0.01% of the average net assets for the years ended December 31, 2006 and 2005, respectively.
+    Annualized.

 M-192 MainStay VP ICAP Select Equity Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     SERVICE CLASS
-------------------------------------------------------
                                             JUNE 5,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 11.59      $ 11.21      $ 10.17         $ 8.97
    -------      -------      -------      ------------
       0.15(b)      0.13(b)      0.09           0.03(b)
       2.05         0.46         1.04           1.24
    -------      -------      -------      ------------
       2.20         0.59         1.13           1.27
    -------      -------      -------      ------------
      (0.02)       (0.09)       (0.09)         (0.07)
      (0.06)       (0.12)          --             --
    -------      -------      -------      ------------
      (0.08)       (0.21)       (0.09)         (0.07)
    -------      -------      -------      ------------
    $ 13.71      $ 11.59      $ 11.21         $10.17
    =======      =======      =======      ============
      19.00%        5.21%(e)    11.09%         14.13%(c)
       1.23%        1.10%        0.79%          0.62%+(d)
       1.13%#       1.02%#       1.21%          1.24%+
       1.19%#       1.16%#       1.21%          1.24%+
        130%          55%          75%            73%
    $46,349      $28,632      $22,474         $6,033

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INCOME & GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 16.86%    7.38%        4.81%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                ---------------------------               -------------
5/1/98                                                                     10000                              10000
                                                                           10960                              11171
                                                                           12888                              13522
                                                                           11505                              12291
                                                                           10527                              10830
                                                                            8472                               8437
                                                                           10903                              10857
                                                                           12283                              12038
                                                                           12859                              12629
12/31/06                                                                   15028                              14624

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 16.57%    7.12%        4.55%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP INCOME & GROWTH
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                ---------------------------               -------------
5/1/98                                                                     10000                              10000
                                                                           10942                              11171
                                                                           12835                              13522
                                                                           11429                              12291
                                                                           10431                              10830
                                                                            8374                               8437
                                                                           10752                              10857
                                                                           12083                              12038
                                                                           12623                              12629
12/31/06                                                                   14715                              14624

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

S&P 500(R) Index*                                        15.79%   6.19%     4.48%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.36% and 4.80% for the Initial Class and 7.11% and 4.54% for the Service Class for the five-year and since-inception periods, respectively.
2. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-194   MainStay VP Income & Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME AND GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                                                              VALUE (BASED
                                                      ENDING ACCOUNT                        ON HYPOTHETICAL
                                      BEGINNING       VALUE (BASED ON       EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT        ACTUAL RETURNS          PAID             RETURN AND            PAID
                                        VALUE          AND EXPENSES)         DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,138.85            $4.37            $1,020.95             $4.13
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,137.60            $5.71            $1,019.70             $5.40
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-195

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                    100.3
Short-Term Investments (collateral from securities lending                        11.0
  is 11.0%)
Liabilities in Excess of Cash and Other Assets                                   (11.3)

See Portfolio of Investments on page M-198 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  International Business Machines Corp.
 3.  Citigroup, Inc.
 4.  Bank of America Corp.
 5.  Morgan Stanley
 6.  Chevron Corp.
 7.  Washington Mutual, Inc.
 8.  Pfizer, Inc.
 9.  Hewlett-Packard Co.
10.  Goldman Sachs Group, Inc. (The)

 M-196   MainStay VP Income & Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Kurt Borgwardt, CFA, Lynette Pang, John Schniedwind, CFA, and Zili Zhang of American Century Investment Management, Inc.

HOW DID MAINSTAY VP INCOME & GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Income & Growth Portfolio returned 16.86% for Initial Class shares and 16.57% for Service Class shares. Both share classes underperformed the 17.30% return of the average Lipper* Variable Products Multi-Cap Value Portfolio for the same period. Both share classes outperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

A combination of favorable sector allocation, positive stock selection and a slight tilt toward value helped the Portfolio outperform the S&P 500(R) Index* in 2006.

WHICH SECTORS CONTRIBUTED THE MOST TO THE PORTFOLIO'S OUTPERFORMANCE OF THE S&P 500(R) INDEX* IN 2006?

The Portfolio's holdings in the health care and energy sectors had the biggest positive impact on performance relative to the S&P 500(R) Index.* Stock selection in the pharmaceuticals and health care providers & services industries added value, as did an overweight position in life sciences tools & services. The Portfolio's outperformance in the energy sector was driven by an emphasis on oil, gas & consumable fuels stocks, which produced the best returns in the sector.

Stock selection in the industrials sector, especially among machinery manufacturers, also enhanced results relative to the Index.

WHICH OF THE PORTFOLIO'S SECTORS DETRACTED THE MOST FROM RELATIVE PERFORMANCE IN 2006?

The Portfolio's consumer staples and consumer discretionary holdings underperformed their counterparts in the S&P 500(R) Index.* Stock selection in the automobiles and auto components industries, along with an underweight position in media shares, weakened results in the consumer discretionary sector. The weakness in consumer staples resulted primarily from stock selection among food products companies.

Information technology stocks also detracted from relative performance. Four of the Portfolio's ten greatest detractors from relative performance were technology stocks.

IN 2006, WHAT WERE THE PORTFOLIO'S BEST AND WORST INDIVIDUAL PERFORMERS ON AN ABSOLUTE BASIS?

Energy stocks posted the highest total returns in the Portfolio, and two of them--energy producers ExxonMobil and Chevron--topped the list of best contributors to absolute performance. Computers & peripherals provider International Business Machines was also one of the top contributors to the Portfolio's performance.

The worst contribution to the Portfolio's absolute performance came from semiconductor manufacturer Intel, followed by paper & forest products company Louisiana-Pacific and Internet services provider EarthLink.

WHAT WERE THE MOST SIGNIFICANT PURCHASES AND SALES FOR THE PORTFOLIO IN 2006?

Changes to the Portfolio are driven by our stock selection process, which employs a balanced set of growth and value criteria to find stocks that strike a balance between downside protection and upside potential. This process led us to establish significant positions in financial services providers Goldman Sachs Group and Lehman Brothers Holdings, as well as packaged food supplier General Mills.

In 2006, we eliminated positions in pharmaceutical giant Bristol-Myers Squibb and property & casualty insurer Loews.

WERE ANY SECTORS OVERWEIGHTED OR UNDERWEIGHTED RELATIVE TO THE S&P 500(R)
INDEX?*

The Portfolio typically maintains relatively neutral sector weightings compared with the Index, focusing instead on individual stock selection. In 2006, however, the Portfolio held modestly overweight positions in the financials and energy sectors, with corresponding underweights in the industrials and consumer staples sectors.


Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

                                                 www.mainstayfunds.com     M-197

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (100.3%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
Lockheed Martin Corp. (a)                                2,633   $    242,420
Northrop Grumman Corp.                                  29,817      2,018,611
Raytheon Co.                                             2,608        137,702
                                                                 ------------
                                                                    2,398,733
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                              2,957        321,189
United Parcel Service, Inc. Class B                     12,071        905,084
                                                                 ------------
                                                                    1,226,273
                                                                 ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   9,408        144,131
                                                                 ------------
AUTO COMPONENTS (1.8%)
ArvinMeritor, Inc.                                      47,879        872,834
Magna International, Inc. Class A (a)                   14,754      1,188,435
                                                                 ------------
                                                                    2,061,269
                                                                 ------------
BEVERAGES (0.1%)
Coca-Cola Enterprises, Inc.                              1,161         23,708
Pepsi Bottling Group, Inc. (The)                         2,751         85,033
                                                                 ------------
                                                                      108,741
                                                                 ------------
BIOTECHNOLOGY (1.2%)
Amgen, Inc. (b)                                         15,383      1,050,813
Cephalon, Inc. (a)(b)                                    2,357        165,956
ImClone Systems, Inc. (a)(b)                             3,699         98,985
                                                                 ------------
                                                                    1,315,754
                                                                 ------------
BUILDING PRODUCTS (0.3%)
USG Corp. (a)(b)                                         7,142        391,382
                                                                 ------------

CAPITAL MARKETS (6.7%)
V  Goldman Sachs Group, Inc. (The)                      12,874      2,566,432
Lehman Brothers Holdings, Inc.                          11,143        870,491
Merrill Lynch & Co., Inc.                                2,721        253,325
V  Morgan Stanley                                       47,776      3,890,400
                                                                 ------------
                                                                    7,580,648
                                                                 ------------
CHEMICALS (2.3%)
Celanese Corp. Class A                                  10,389        268,867
Eastman Chemical Co.                                     1,941        115,121
Georgia Gulf Corp.                                       4,874         94,117
Lyondell Chemical Co.                                   59,192      1,513,539
Westlake Chemical Corp. (a)                             18,218        571,681
                                                                 ------------
                                                                    2,563,325
                                                                 ------------
COMMERCIAL BANKS (0.2%)
Comerica, Inc.                                           3,677        215,766
                                                                 ------------


                                                        SHARES          VALUE
COMMERCIAL SERVICES & SUPPLIES (0.5%)
John H. Harland Co.                                      5,929   $    297,636
Labor Ready, Inc. (b)                                    4,233         77,591
R.R. Donnelley & Sons Co.                                5,296        188,220
                                                                 ------------
                                                                      563,447
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems, Inc. (b)                                  6,540        178,738
Motorola, Inc.                                          17,778        365,516
                                                                 ------------
                                                                      544,254
                                                                 ------------
COMPUTERS & PERIPHERALS (7.6%)
V  Hewlett-Packard Co.                                  66,816      2,752,151
Imation Corp.                                              967         44,898
V  International Business Machines Corp.                56,833      5,521,326
Lexmark International, Inc. Class A (b)                  3,489        255,395
                                                                 ------------
                                                                    8,573,770
                                                                 ------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp.                                707         54,312
                                                                 ------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland, Inc.                                      4,511        207,641
                                                                 ------------

DISTRIBUTORS (0.3%)
Building Materials Holding Corp. (a)                    14,567        359,659
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (9.3%)
V  Bank of America Corp.                                72,896      3,891,917
V  Citigroup, Inc.                                      95,949      5,344,359
JPMorgan Chase & Co. (a)                                27,648      1,335,398
                                                                 ------------
                                                                   10,571,674
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
AT&T, Inc. (a)                                          46,734      1,670,741
Embarq Corp.                                               835         43,888
Verizon Communications, Inc.                            55,952      2,083,653
                                                                 ------------
                                                                    3,798,282
                                                                 ------------
ELECTRIC UTILITIES (0.4%)
FirstEnergy Corp.                                        4,836        291,176
Progress Energy, Inc.                                    2,729        133,939
                                                                 ------------
                                                                      425,115
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Arrow Electronics, Inc. (b)                              9,755        307,770
Nam Tai Electronics, Inc.                               11,567        175,703
Tech Data Corp. (b)                                      2,301         87,139
Vishay Intertechnology, Inc. (b)                        43,734        592,158
                                                                 ------------
                                                                    1,162,770
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-198 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
(x
ENERGY EQUIPMENT & SERVICES (0.2%)
Grey Wolf, Inc. (b)                                     37,926   $    260,172
                                                                 ------------
FOOD & STAPLES RETAILING (1.0%)
Pantry, Inc. (The) (b)                                     476         22,296
SUPERVALU, Inc.                                         31,200      1,115,400
                                                                 ------------
                                                                    1,137,696
                                                                 ------------
FOOD PRODUCTS (1.1%)
ConAgra Foods, Inc.                                      1,792         48,384
Del Monte Foods Co.                                      8,978         99,027
General Mills, Inc.                                     15,118        870,797
Seaboard Corp.                                             160        282,400
                                                                 ------------
                                                                    1,300,608
                                                                 ------------
GAS UTILITIES (0.5%)
Nicor, Inc.                                              1,765         82,602
UGI Corp.                                               19,454        530,705
                                                                 ------------
                                                                      613,307
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Becton, Dickinson & Co.                                 13,595        953,689
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna, Inc.                                              3,587        154,887
AMERIGROUP Corp. (a)(b)                                 14,908        535,048
AmerisourceBergen Corp.                                  2,326        104,577
Apria Healthcare Group, Inc. (b)                         7,830        208,670
Humana, Inc. (b)                                        12,410        686,397
McKesson Corp.                                          24,836      1,259,185
Molina Healthcare, Inc. (b)                                998         32,445
WellCare Health Plans, Inc. (b)                          3,817        262,991
                                                                 ------------
                                                                    3,244,200
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Darden Restaurants, Inc. (a)                             9,691        389,287
McDonald's Corp.                                        17,129        759,329
                                                                 ------------
                                                                    1,148,616
                                                                 ------------
HOUSEHOLD DURABLES (1.7%)
Lennar Corp. Class A                                     7,438        390,198
Newell Rubbermaid, Inc.                                 15,104        437,261
NVR, Inc. (a)(b)                                           710        457,950
Tupperware Brands Corp.                                 27,631        624,737
                                                                 ------------
                                                                    1,910,146
                                                                 ------------
HOUSEHOLD PRODUCTS (2.1%)
Kimberly-Clark Corp.                                    31,318      2,128,058
Procter & Gamble Co. (The)                               3,083        198,144
                                                                 ------------
                                                                    2,326,202
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
TXU Corp.                                               13,108        710,585
                                                                 ------------


                                                        SHARES          VALUE
INDUSTRIAL CONGLOMERATES (0.7%)
General Electric Co.                                     5,359   $    199,408
Tyco International, Ltd.                                18,234        554,314
                                                                 ------------
                                                                      753,722
                                                                 ------------
INSURANCE (4.2%)
ACE, Ltd.                                               32,017      1,939,270
American Financial Group, Inc.                           3,292        118,216
American International Group, Inc.                       1,823        130,636
Arch Capital Group, Ltd. (b)                             8,974        606,732
Aspen Insurance Holdings, Ltd.                           4,889        128,874
Axis Capital Holdings, Ltd.                             10,325        344,545
Chubb Corp. (The)                                        7,154        378,518
Endurance Specialty Holdings, Ltd.                      24,606        900,088
PartnerRe, Ltd. (a)                                      2,824        200,589
Zenith National Insurance Corp.                          1,051         49,302
                                                                 ------------
                                                                    4,796,770
                                                                 ------------
INTERNET & CATALOG RETAIL (0.5%)
Expedia, Inc. (a)(b)                                    27,808        583,412
                                                                 ------------

INTERNET SOFTWARE & SERVICES (1.1%)
EarthLink, Inc. (b)                                     90,069        639,490
RealNetworks, Inc. (b)                                  11,700        127,998
United Online, Inc. (a)                                 37,616        499,541
                                                                 ------------
                                                                    1,267,029
                                                                 ------------
IT SERVICES (1.8%)
Accenture, Ltd. Class A                                 27,606      1,019,490
Acxiom Corp.                                            15,534        398,447
Computer Sciences Corp. (a)(b)                          10,941        583,921
                                                                 ------------
                                                                    2,001,858
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.6%)
Eastman Kodak Co.                                        2,085         53,793
Hasbro, Inc.                                             5,769        157,205
Mattel, Inc.                                            18,678        423,244
                                                                 ------------
                                                                      634,242
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.9%)
Applera Corp.-Applied BioSystems Group                  28,524      1,046,546
                                                                 ------------

MACHINERY (1.9%)
Cummins, Inc.                                           17,786      2,101,950
                                                                 ------------

MEDIA (1.0%)
CBS Corp. Class B                                       15,418        480,733
Idearc, Inc. (b)                                         2,797         80,134
Liberty Media Holding Corp. Class A (b)                    711         69,664
Regal Entertainment Group Class A (a)                    4,086         87,114
Walt Disney Co. (The)                                   11,193        383,584
                                                                 ------------
                                                                    1,101,229
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
METALS & MINING (2.6%)
Freeport-McMoRan Copper &
 Gold, Inc. Class B (a)                                  8,295   $    462,280
IPSCO, Inc.                                              3,871        363,371
Nucor Corp.                                              3,146        171,960
Phelps Dodge Corp.                                       8,591      1,028,515
Quanex Corp.                                             5,138        177,723
Steel Dynamics, Inc.                                    12,700        412,115
United States Steel Corp.                                5,043        368,845
                                                                 ------------
                                                                    2,984,809
                                                                 ------------
MULTILINE RETAIL (0.7%)
Big Lots, Inc. (b)                                      10,224        234,334
Federated Department Stores, Inc.                       14,049        535,688
                                                                 ------------
                                                                      770,022
                                                                 ------------
MULTI-UTILITIES (0.5%)
PG&E Corp.                                               3,188        150,888
Vectren Corp.                                           14,072        397,956
                                                                 ------------
                                                                      548,844
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (13.1%)
V  Chevron Corp.                                        40,584      2,984,142
ConocoPhillips                                          31,030      2,232,609
EnCana Corp.                                             3,325        152,784
V  ExxonMobil Corp.                                     80,465      6,166,033
Marathon Oil Corp.                                      14,987      1,386,298
Occidental Petroleum Corp.                              15,626        763,018
Sunoco, Inc.                                             6,392        398,605
Tesoro Corp.                                             5,198        341,872
Valero Energy Corp.                                      9,158        468,523
                                                                 ------------
                                                                   14,893,884
                                                                 ------------
PHARMACEUTICALS (7.1%)
Biovail Corp. (a)                                       41,601        880,277
Johnson & Johnson                                       24,357      1,608,049
King Pharmaceuticals, Inc. (b)                          26,732        425,573
Merck & Co., Inc.                                       51,320      2,237,552
V  Pfizer, Inc.                                        106,918      2,769,176
ViroPharma, Inc. (b)                                    11,183        163,719
                                                                 ------------
                                                                    8,084,346
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (1.9%)
CBL & Associates
 Properties, Inc. (a)                                   24,126      1,045,862
iStar Financial, Inc.                                   22,108      1,057,205
                                                                 ------------
                                                                    2,103,067
                                                                 ------------
ROAD & RAIL (0.8%)
Burlington Northern
 Santa Fe Corp.                                          4,195        309,633
CSX Corp.                                                4,472        153,971


                                                        SHARES          VALUE
ROAD & RAIL (CONTINUED)
Norfolk Southern Corp.                                   4,272   $    214,839
Union Pacific Corp.                                      2,870        264,097
                                                                 ------------
                                                                      942,540
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Amkor Technology, Inc. (a)(b)                           24,780        231,445
Lam Research Corp. (b)                                   4,024        203,695
National Semiconductor Corp.                             8,902        202,075
OmniVision Technologies, Inc. (a)(b)                    19,353        264,168
Texas Instruments, Inc.                                  1,304         37,555
                                                                 ------------
                                                                      938,938
                                                                 ------------
SOFTWARE (1.8%)
BMC Software, Inc. (b)                                     492         15,842
Microsoft Corp.                                         64,279      1,919,371
Sybase, Inc. (b)                                         4,526        111,792
                                                                 ------------
                                                                    2,047,005
                                                                 ------------
SPECIALTY RETAIL (1.4%)
AutoNation, Inc. (b)                                    13,739        292,915
Barnes & Noble, Inc.                                    15,590        619,079
Group 1 Automotive, Inc.                                13,578        702,254
                                                                 ------------
                                                                    1,614,248
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Brown Shoe Co., Inc.                                     3,191        152,338
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (4.8%)
Corus Bankshares, Inc. (a)                              18,303        422,250
Countrywide Financial Corp.                             18,572        788,381
FirstFed Financial Corp. (a)(b)                            635         42,526
IndyMac Bancorp, Inc. (a)                               27,840      1,257,254
V  Washington Mutual, Inc.                              64,153      2,918,320
                                                                 ------------
                                                                    5,428,731
                                                                 ------------
TOBACCO (0.1%)
Altria Group, Inc.                                       1,408        120,835
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel Corp.                                     46,765        883,391
                                                                 ------------
Total Common Stocks
 (Cost $97,683,142)                                               113,671,923
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
(x
SHORT-TERM INVESTMENTS (11.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.5%)
Barton Capital LLC
 5.298%, due 1/4/07 (c)                             $  230,759        230,759
Charta LLC
 5.314%, due 1/11/07 (c)                               236,400        236,400

 M-200 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Ciesco, Inc.
 5.305%, due 1/10/07 (c)                            $  308,522   $    308,522
Compass Securitization LLC
 5.324%, due 1/18/07 (c)                               315,200        315,200
Fairway Finance Corp.
 5.301%, due 1/8/07 (c)                                236,400        236,400
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (c)                               233,158        233,158
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                                231,209        231,209
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (c)                               236,400        236,400
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                                78,800         78,800
Old Line Funding LLC
 5.303%, due 1/9/07 (c)                                308,868        308,868
Ranger Funding LLC
 5.308%, due 1/30/07 (c)                               236,400        236,400
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (c)                               236,400        236,400
                                                                 ------------
Total Commercial Paper
 (Cost $2,888,516)                                                  2,888,516
                                                                 ------------

                                                        SHARES
(x
INVESTMENT COMPANY (1.5%)
BGI Institutional Money Market Fund (c)              1,646,087      1,646,087
                                                                 ------------
Total Investment Company
 (Cost $1,646,087)                                                  1,646,087
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
(x
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $78,848 (Collateralized by
 various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $78,050 and a Market Value
 of $81,590) (c)                                    $   78,800         78,800
                                                                 ------------
Total Repurchase Agreement
 (Cost $78,800)                                                        78,800
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (6.9%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                              $  945,601   $    945,601
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                 630,401        630,401
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                             630,401        630,401
Bank of Montreal
 5.30%, due 1/26/07 (c)                                394,000        394,000
Barclays
 5.32%, due 1/18/07 (c)                                520,080        520,080
Calyon
 5.31%, due 2/12/07 (c)                                630,401        630,401
Citigroup
 5.325%, due 3/22/07 (c)                               551,601        551,601
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (c)                                598,881        598,881
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                                630,401        630,401
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (c)                                583,121        583,121
Rabobank Nederland
 5.29%, due 3/6/07 (c)                                 472,800        472,800
Standard Chartered Bank
 5.29%, due 1/10/07 (c)                                630,401        630,401
UBS AG
 5.285%, due 1/12/07 (c)                               630,401        630,401
                                                                 ------------
Total Time Deposits
 (Cost $7,848,490)                                                  7,848,490
                                                                 ------------
Total Short-Term Investments
 (Cost $12,461,893)                                                12,461,893
                                                                 ------------
Total Investments
 (Cost $110,145,035) (e)                                 111.3%   126,133,816(f)
Liabilities in Excess of
 Cash and Other Assets                                   (11.3)   (12,785,492)
                                                    ----------   ------------
Net Assets                                               100.0%  $113,348,324
                                                    ==========   ============

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  The cost for federal income tax purposes is $110,873,374.
(f)  At December 31, 2006 net unrealized appreciation was
     $15,260,442, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $16,363,124 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,102,682.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $110,145,035) including $12,038,194 market
  value of securities loaned                    $126,133,816
Cash                                                 697,122
Receivables:
  Dividends and interest                             129,679
  Investment securities sold                          18,231
  Fund shares sold                                    16,850
Other assets                                             302
                                                -------------
    Total assets                                 126,996,000
                                                -------------

LIABILITIES:
Securities lending collateral                     12,461,893
Payables:
  Fund shares redeemed                             1,052,443
  Adviser (See Note 3)                                47,520
  Professional fees                                   32,155
  Administrator (See Note 3)                          19,233
  Shareholder communication                           17,867
  NYLIFE Distributors (See Note 3)                     8,880
  Custodian                                            4,394
  Directors                                              162
Accrued expenses                                       3,129
                                                -------------
    Total liabilities                             13,647,676
                                                -------------
Net assets                                      $113,348,324
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     52,147
  Service Class                                       31,183
Additional paid-in capital                        91,414,736
Accumulated undistributed net investment
  income                                           1,713,404
Accumulated undistributed net realized gain on
  investments                                      4,148,073
Net unrealized appreciation on investments        15,988,781
                                                -------------
Net assets                                      $113,348,324
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 71,025,070
                                                =============
Shares of capital stock outstanding                5,214,678
                                                =============
Net asset value per share outstanding           $      13.62
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 42,323,254
                                                =============
Shares of capital stock outstanding                3,118,265
                                                =============
Net asset value per share outstanding           $      13.57
                                                =============

 M-202 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,691,373
  Income from securities loaned--net                  21,675
  Interest                                             9,657
                                                 ------------
    Total income                                   2,722,705
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              543,295
  Administration (See Note 3)                        219,242
  Distribution and service--Service Class
    (See Note 3)                                      91,935
  Professional fees                                   66,140
  Custodian                                           34,686
  Shareholder communication                           17,597
  Directors                                            5,444
  Miscellaneous                                        5,976
                                                 ------------
    Total expenses                                   984,315
                                                 ------------
Net investment income                              1,738,390
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   5,231,471
Net change in unrealized appreciation on
  investments                                     10,307,359
                                                 ------------
Net realized and unrealized gain on investments   15,538,830
                                                 ------------
Net increase in net assets resulting from
  operations                                     $17,277,220
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,270.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,738,390   $  1,808,281
 Net realized gain on
  investments                      5,231,471      5,389,727
 Net change in unrealized
  appreciation on investments     10,307,359     (2,450,726)
                                ---------------------------
 Net increase in net assets
  resulting from operations       17,277,220      4,747,282
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (423,414)      (840,417)
   Service Class                    (185,083)      (319,127)
 From net realized gain on investments:
   Initial Class                    (890,987)            --
   Service Class                    (525,526)            --
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (2,025,010)    (1,159,544)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  10,176,664      7,142,282
   Service Class                   8,210,641     14,440,851
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                   1,314,401        840,417
   Service Class                     710,609        319,127
                                ---------------------------
                                  20,412,315     22,742,677
 Cost of shares redeemed:
   Initial Class                 (24,375,277)   (13,306,594)
   Service Class                  (4,224,466)    (1,939,116)
                                ---------------------------
                                 (28,599,743)   (15,245,710)
   Increase (decrease) in net
    assets derived from
    capital share transactions    (8,187,428)     7,496,967
                                ---------------------------
   Net increase in net assets      7,064,782     11,084,705

NET ASSETS:
Beginning of year                106,283,542     95,198,837
                                ---------------------------
End of year                     $113,348,324   $106,283,542
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $  1,713,404   $    607,734
                                ===========================

 M-204 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-205

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   INITIAL CLASS
                                            -----------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             2006         2005         2004         2003         2002
Net asset value at beginning of period      $ 11.87      $ 11.47      $ 10.35      $  8.14      $ 10.24
                                            -------      -------      -------      -------      -------
Net investment income                          0.21(b)      0.21(b)      0.19(c)      0.14(b)      0.10
Net realized and unrealized gain (loss) on
  investments                                  1.80         0.33         1.12         2.20        (2.10)
                                            -------      -------      -------      -------      -------
Total from investment operations               2.01         0.54         1.31         2.34        (2.00)
                                            -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.08)       (0.14)       (0.19)       (0.13)       (0.10)
  From net realized gain on investments       (0.18)          --           --           --           --
                                            -------      -------      -------      -------      -------
Total dividends and distributions             (0.26)       (0.14)       (0.19)       (0.13)       (0.10)
                                            -------      -------      -------      -------      -------
Net asset value at end of period            $ 13.62      $ 11.87      $ 11.47      $ 10.35      $  8.14
                                            =======      =======      =======      =======      =======
Total investment return                       16.86%        4.69%(d)    12.65%       28.69%      (19.52%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        1.67%        1.82%        1.92%(c)     1.51%        1.09%
  Net expenses                                 0.81%        0.75%        0.90%        0.94%        0.92%
  Expenses (before reimbursement)              0.81%        0.84%        0.90%        0.94%        0.92%
Portfolio turnover rate                          68%          77%          72%          79%          71%
Net assets at end of period (in 000's)      $71,025      $73,787      $76,526      $69,598      $58,153

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per share and 0.26%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.60% and 4.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-206 MainStay VP Income & Growth Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
                                                                           JUNE 13,
                                                                           2003(A)
                                                                           THROUGH
                    YEAR ENDED DECEMBER 31,                              DECEMBER 31,
     2006                  2005                      2004                    2003
    $ 11.84               $ 11.45                   $ 10.34                 $ 9.26
    -------               -------                   -------              ------------
       0.18(b)               0.20(b)                   0.18(c)                0.07(b)
       1.79                  0.31                      1.11                   1.14
    -------               -------                   -------              ------------
       1.97                  0.51                      1.29                   1.21
    -------               -------                   -------              ------------
      (0.06)                (0.12)                    (0.18)                 (0.13)
      (0.18)                   --                        --                     --
    -------               -------                   -------              ------------
      (0.24)                (0.12)                    (0.18)                 (0.13)
    -------               -------                   -------              ------------
    $ 13.57               $ 11.84                   $ 11.45                 $10.34
    =======               =======                   =======              ============
      16.57%                 4.47%(d)                 12.38%                 13.10%(e)
       1.42%                 1.57%                     1.67%(c)               1.26%+(f)
       1.06%                 1.00%                     1.15%                  1.19%+
       1.06%                 1.09%                     1.15%                  1.19%+
         68%                   77%                       72%                    79%
    $42,323               $32,497                   $18,673                 $4,099

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 31.33%    15.64%     9.22%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/31/96                                                                   10000                              10000
                                                                           10517                              10178
                                                                           12948                              12213
                                                                           16580                              15506
                                                                           13585                              13309
                                                                           11680                              10455
                                                                           11165                               8789
                                                                           14514                              12180
                                                                           17031                              14646
                                                                           18392                              16629
12/31/06                                                                   24154                              21009

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 31.00%    15.36%     8.95%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/31/96                                                                   10000                              10000
                                                                           10492                              10178
                                                                           12885                              12213
                                                                           16459                              15506
                                                                           13455                              13309
                                                                           11540                              10455
                                                                           11003                               8789
                                                                           14270                              12180
                                                                           16703                              14646
                                                                           17996                              16629
12/31/06                                                                   23575                              21009

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

MSCI EAFE(R) Index*                                      26.34%  14.98%   7.71%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 15.63% and 9.21% for the Initial Class and 15.35% and 8.95% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-208   MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                      ENDING ACCOUNT                          VALUE (BASED
                                                       VALUE (BASED                         ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,185.70            $5.07            $1,020.40             $4.69
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,184.45            $6.44            $1,019.15             $5.95
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.92% for Initial Class, 1.17% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-209

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     92.2
Short-Term Investments (collateral from securities lending                        10.4
  is 9.8%)
Warrants                                                                           3.6
Liabilities in Excess of Cash and Other Assets                                    (6.2)

See Portfolio of Investments on page M-213 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Mediaset S.p.A.
 3.  Ryanair Holdings PLC
 4.  TNT N.V.
 5.  Nestle S.A. Registered
 6.  Reed Elsevier N.V.
 7.  Banco Popular Espanol S.A.
 8.  Diageo PLC(+)
 9.  Novartis AG(+)
10.  Hannover Rueckversicherung AG

+ Security trades on more than one exchange.

 M-210   MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP International Equity Portfolio returned 31.33% for Initial Class shares and 31.00% for Service Class shares. Both share classes outperformed the 24.35% return of the average Lipper* Variable Products International Core Portfolio for the same period. Both share classes outperformed the 26.34% return of the Morgan Stanley Capital International EAFE(R) Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

We attribute the Portfolio's outperformance to our bottom-up investment approach, which pointed the Portfolio to out-of-favor companies with quality balance sheets and high returns on invested capital. We remained focused on the analysis of individual business models, and we attempted to invest in quality companies. Our security selection is based on reasonable valuations rather than market perceptions. This approach directed the Portfolio toward high-dividend-yielding companies in media, utilities and consumer staples at the expense of investments in industrials, materials and telecommunication services.

DURING 2006, WHICH INDUSTRY GROUPS MADE THE STRONGEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH INDUSTRY GROUPS WERE WEAK?(1)

Diversified financials and banks were the strongest-contributing industry groups to the Portfolio's performance because of security selection. These industry groups have done well as assets under management have increased and interest rates have risen. Although the real estate industry group was also strong, the Portfolio's lack of participation detracted from relative performance. Our fundamental analysis guided us to other higher-quality holdings. In addition, stretched valuations and a rising rate environment suggested that real estate was not the place to invest in 2006.

The insurance industry group and food, beverage & tobacco were laggards in 2006. Food and beverage companies disappointed, primarily because of increased costs and pressure on margins from competition. Insurance lagged because a few specific names underperformed on concerns over earnings expectations.

WHICH INDIVIDUAL HOLDINGS WERE THE STRONGEST PERFORMERS AND WHICH WERE THE WEAKEST IN 2006?

The strongest contributors to the Portfolio's performance were Banco Popular, Man Group, Deutsche Boerse and UBS AG, all of which benefited from increased and strong activity in the equity market.

The weakest performers in the Portfolio were Loblaw, Nestle, Aflac and Swiss Re. These are high-quality companies in the retail, food and insurance segments, respectively.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING 2006?

During the year, the Portfolio initiated a new position in Nokian Renkaat, a Finnish based manufacturer of automobile tires. The company provides top-quality winter tires to the European marketplace. Puma, a German based footwear and apparel manufacturer, was added to the Portfolio later in the year. Puma is a growth company with room for margin improvement. In addition, the Portfolio added to its position in Mediaset, an Italian media concern that underperformed because of Italy's election results.

Significant sales included Australian Gas and Light. The Portfolio benefited when Alinta Limited approached Australian Gas and Light in a hostile takeover attempt and the shares rallied past what we considered their intrinsic value. We significantly reduced the Portfolio's position in HongKong Electric Holdings. The natural monopoly was facing new challenges in its next regulatory review. Man Group, a U.K.-based financial company specializing in fund


1. Information about industry groups and regional exposure is for informational purposes only. The Portfolio uses a bottom-up stock selection process that evaluates each stock on its individual merits. Decisions are not driven by top-down macroeconomic, regional or industry-group evaluations.

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-211
management, was entirely sold from the Portfolio when the stock surpassed our best-case scenario and valuations became much too high.

DID THE PORTFOLIO HAVE ANY OVERWEIGHTED OR UNDERWEIGHTED INDUSTRY GROUPS AT THE END OF 2006?

As of December 31, 2006, the Portfolio was overweighted in industry groups such as technology hardware & equipment, transportation, food & staples retailing and utilities, with a small overweight in health care. At year-end, the Portfolio was underweighted in the telecommunication services, materials, real estate and energy industry groups. The Portfolio ended 2006 with a market weighting in automobiles & components.

WERE THERE GEOGRAPHIC REGIONS THAT WERE EMPHASIZED IN THE PORTFOLIO?

We found investments in Europe and Asia to be more compelling than those in Japan. As a result, the Portfolio was underweight in Japan during 2006. The degree of underweighting, however, continued to decrease as the quality businesses we identified corrected to valuations we found more compelling.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-212   MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2006


                                                       SHARES          VALUE
COMMON STOCKS (92.2%)+
----------------------------------------------------------------------------
BELGIUM (0.2%)
Barco N.V. (electronic equipment & instruments)        13,701   $  1,247,934
                                                                ------------

CANADA (2.2%)
Bank of Montreal
 (commercial banks)                                    13,000        769,198
Cognos, Inc. (software) (a)                             9,700        412,155
Loblaw Cos., Ltd. (food &
 staples retailing) (b)                               277,500     11,610,192
                                                                ------------
                                                                  12,791,545
                                                                ------------
FINLAND (3.5%)
Nokian Renkaat Oyj (auto components) (b)              429,101      8,791,068
TietoEnator Oyj (IT Services) (b)                     338,900     10,933,599
                                                                ------------
                                                                  19,724,667
                                                                ------------
FRANCE (2.6%)
BNP Paribas S.A.
 (commercial banks)                                    56,394      6,152,706
Neopost S.A.
 (office electronics)                                   9,200      1,155,545
Total S.A. (oil, gas &
 consumable fuels)                                    106,000      7,646,918
                                                                ------------
                                                                  14,955,169
                                                                ------------
GERMANY (8.0%)
Allianz SE (insurance)                                 11,200      2,288,058
Bayerische Motoren Werke
 AG (automobiles)                                     244,829     14,061,845
V  Hannover Rueckversicherung
 AG (insurance) (a)                                   333,835     15,459,015
Muenchener
 Rueckversicherungs--
 Gesellschaft AG
 Registered (insurance)                                19,926      3,430,478
Puma AG Rudolf Dassler Sport (textiles, apparel &
 luxury goods)                                         22,320      8,711,478
Rational AG (household durables)                        1,200        223,590
Siemens AG (industrial conglomerates) (b)              19,000      1,884,583
                                                                ------------
                                                                  46,059,047
                                                                ------------
GREECE (0.9%)
OPAP S.A. (hotels,
 restaurants & leisure)                               136,621      5,280,547
                                                                ------------


                                                       SHARES          VALUE
HONG KONG (3.0%)
Esprit Holdings, Ltd.
 (specialty retail)                                 1,169,000   $ 13,052,679
HongKong Electric Holdings, Ltd.
 (electric utilities)                                 493,000      2,414,834
Yue Yuen Industrial Holdings, Ltd. (textiles,
 apparel & luxury goods)                              549,500      1,744,938
                                                                ------------
                                                                  17,212,451
                                                                ------------
IRELAND (1.3%)
Bank of Ireland
 (commercial banks)                                   312,820      7,226,416
                                                                ------------

ITALY (11.7%)
Assicurazioni Generali
 S.p.A. (insurance)                                   193,500      8,498,145
Enel S.p.A. (electric utilities) (b)                1,140,150     11,762,005
ENI S.p.A. (oil, gas & consumable fuels) (b)          216,600      7,285,314
ENI S.p.A., Sponsored ADR (oil, gas & consumable
 fuels) (c)                                            11,250        756,900
V  Mediaset S.p.A. (media)                          1,944,885     23,080,436
Snam Rete Gas S.p.A.
 (gas utilities)                                    2,203,665     12,501,204
Terna S.p.A. (electric utilities)                     829,492      2,811,338
                                                                ------------
                                                                  66,695,342
                                                                ------------
JAPAN (6.2%)
Acom Co., Ltd.
 (consumer finance) (b)                                21,610        726,356
Canon, Inc.
 (office electronics)                                 166,050      9,348,641
Canon, Inc., Sponsored ADR
 (office electronics) (c)                              33,166      1,876,864
FamilyMart Co., Ltd. (food & staples retailing)        23,400        637,082
Keyence Corp. (electronic equipment & instruments)      1,800        446,048
OBIC Co., Ltd. (IT Services)                           16,400      3,394,244
RICOH Co., Ltd. (office electronics)                  461,700      9,427,595
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)     136,600      9,377,942
Tokyo Gas Co., Ltd. (gas utilities) (b)                69,000        367,018
                                                                ------------
                                                                  35,601,790
                                                                ------------
NETHERLANDS (6.5%)
V  Reed Elsevier N.V. (media)                       1,025,255     17,485,771
SNS Reaal (diversified financial services)             28,400        615,951
V  TNT N.V. (air freight & logistics)                 447,742     19,256,143
                                                                ------------
                                                                  37,357,865
                                                                ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  One of the ten largest holdings may be security traded on more than one exchange. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
NORWAY (0.5%)
Tandberg Television ASA (communications equipment)
 (a)(b)                                               235,000   $  2,947,299
                                                                ------------

SINGAPORE (1.9%)
DBS Group Holdings, Ltd.
 (commercial banks)                                   296,000      4,361,597
Venture Corp., Ltd. (electronic equipment &
 instruments)                                         742,000      6,531,051
                                                                ------------
                                                                  10,892,648
                                                                ------------
SPAIN (3.1%)
V  Banco Popular Espanol S.A.
 (commercial banks)                                   946,330     17,151,556
Enagas (gas utilities)                                 24,000        558,223
                                                                ------------
                                                                  17,709,779
                                                                ------------
SWEDEN (4.1%)
Assa Abloy AB Class B
 (building products)                                  275,000      5,985,291
Munters AB (machinery)                                 13,400        620,484
Svenska Handelsbanken Class A (commercial banks)      146,200      4,420,628
Telefonaktiebolaget LM Ericsson
 Class B (communications equipment)                 1,095,600      4,425,002
Telefonaktiebolaget LM Ericsson, Sponsored ADR
 (communications equipment) (b)(c)                    205,500      8,267,265
                                                                ------------
                                                                  23,718,670
                                                                ------------
SWITZERLAND (11.7%)
Logitech International S.A. Registered (computers
 & peripherals) (a)(b)                                244,400      6,987,396
V  Nestle S.A. Registered
 (food products)                                       53,571     19,036,720
V  Novartis AG Registered
 (pharmaceuticals)                                    145,180      8,370,041
V  Novartis AG, ADR
 (pharmaceuticals) (c)                                135,400      7,777,376
Roche Holding AG Genusscheine (pharmaceuticals)        81,366     14,590,456
Swiss Reinsurance (insurance)                         120,600     10,253,722
                                                                ------------
                                                                  67,015,711
                                                                ------------
UNITED KINGDOM (22.1%)
ARM Holdings PLC
 (semiconductors & semiconductor equipment)           409,500      1,008,265
BP PLC, Sponsored ADR (oil, gas & consumable
 fuels) (c)                                           226,700     15,211,570


                                                       SHARES          VALUE
UNITED KINGDOM (CONTINUED)
V  Diageo PLC (beverages)                             702,629   $ 13,791,870
V  Diageo PLC, Sponsored ADR (beverages) (b)(c)        30,678      2,433,072
GlaxoSmithKline PLC, ADR (pharmaceuticals) (b)(c)     119,900      6,325,924
ICAP PLC (capital markets)                             60,000        562,142
Lloyds TSB Group PLC
 (commercial banks)                                   843,457      9,438,259
Lloyds TSB Group PLC, Sponsored ADR (commercial
 banks) (b)(c)                                         35,465      1,607,628
Provident Financial PLC
 (consumer finance)                                   973,176     13,366,932
Rolls-Royce Group PLC
 (aerospace & defense) (a)                            476,130      4,174,205
Royal Bank of Scotland Group PLC (commercial
 banks)                                               168,000      6,555,854
Royal Dutch Shell PLC Class A, ADR
 (oil, gas & consumable fuels) (c)                     40,600      2,874,074
Scottish & Southern Energy PLC
 (electric utilities)                                 144,060      4,383,360
Smith & Nephew PLC (health care equipment &
 supplies)                                            793,694      8,283,102
V  Tesco PLC (food & staples retailing)             3,156,799     25,002,195
Vodafone Group PLC, ADR (wireless
 telecommunication services) (b)(c)                   422,624     11,740,495
                                                                ------------
                                                                 126,758,947
                                                                ------------
UNITED STATES (2.7%)
AFLAC, Inc. (insurance) (b)                           330,028     15,181,288
                                                                ------------
Total Common Stocks
 (Cost $423,763,518)                                             528,377,115
                                                                ------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (3.6%)
----------------------------------------------------------------------------
IRELAND (3.6%)
V  Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08 (airlines) (a)(d)                   1,467,773     20,613,422
                                                                ------------
Total Warrants
 (Cost $11,001,499)                                               20,613,422
                                                                ------------

 M-214 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (10.4%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.8%)
UNITED STATES (2.8%)
Barton Capital LLC
 5.298%, due 1/4/07 (capital markets) (e)           $1,044,725  $  1,044,725
Charta LLC
 5.314%, due 1/11/07 (capital markets) (e)          1,070,267      1,070,267
Ciesco, Inc.
 5.305%, due 1/10/07 (capital markets) (e)          1,396,790      1,396,790
Compass Securitization LLC
 5.324%, due 1/18/07 (capital markets) (e)          1,427,023      1,427,023
Fairway Finance Corp.
 5.301%, due 1/8/07 (capital markets) (e)           1,070,267      1,070,267
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (capital markets) (e)          1,055,589      1,055,589
Greyhawk Funding LLC
 5.305%, due 1/5/07 (capital markets) (e)           1,046,766      1,046,766
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (capital markets) (e)          1,070,267      1,070,267
Liberty Street Funding Co.
 5.325%, due 1/29/07 (capital markets) (e)            356,756        356,756
Old Line Funding LLC
 5.303%, due 1/9/07 (capital markets) (e)           1,398,353      1,398,353
Rabobank USA Financial Corp.
 5.25%, due 1/3/07
 (capital markets)                                  2,835,000      2,833,346
Ranger Funding LLC
 5.308%, due 1/30/07 (capital markets) (e)          1,070,267      1,070,267
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (capital markets) (e)          1,070,267      1,070,267
                                                                ------------
Total Commercial Paper
 (Cost $15,910,683)                                               15,910,683
                                                                ------------

                                                       SHARES          VALUE
INVESTMENT COMPANY (1.3%)
UNITED STATES (1.3%)
BGI Institutional Money Market Fund (capital
 markets) (e)                                       7,452,417   $  7,452,417
                                                                ------------
Total Investment Company
 (Cost $7,452,417)                                                 7,452,417
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.1%)
UNITED STATES (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $356,970
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $353,359 and a Market Value of $369,385) (capital
 markets) (e)                                       $ 356,756        356,756
                                                                ------------
Total Repurchase Agreement
 (Cost $356,756)                                                     356,756
                                                                ------------
TIME DEPOSITS (6.2%)
UNITED STATES (6.2%)
Abbey National PLC
 5.34%, due 1/2/07
 (capital markets) (e)                              4,281,069      4,281,069
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07
 (capital markets) (e)                              2,854,045      2,854,045
Bank of America Corp.
 5.27%, due 1/19/07
 (capital markets) (e)(f)                           2,854,045      2,854,045
Bank of Montreal
 5.30%, due 1/26/07
 (capital markets) (e)                              1,783,778      1,783,778
Barclays
 5.32%, due 1/18/07
 (capital markets) (e)                              2,354,587      2,354,587
Calyon
 5.31%, due 2/12/07
 (capital markets) (e)                              2,854,045      2,854,045
Citigroup
 5.325%, due 3/22/07
 (capital markets) (e)                              2,497,290      2,497,290

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UNITED STATES (CONTINUED)
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07
 (capital markets) (e)                              $2,711,343  $  2,711,343
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07
 (capital markets) (e)                              2,854,045      2,854,045
Lloyds TSB Bank PLC
 5.29%, due 2/21/07
 (capital markets) (e)                              2,639,992      2,639,992
Rabobank Nederland
 5.29%, due 3/6/07
 (capital markets) (e)                              2,140,534      2,140,534
Standard Chartered Bank
 5.29%, due 1/10/07
 (capital markets) (e)                              2,854,045      2,854,045
UBS AG
 5.285%, due 1/12/07
 (capital markets) (e)                              2,854,045      2,854,045
                                                                ------------
Total Time Deposits
 (Cost $35,532,863)                                               35,532,863
                                                                ------------
Total Short-Term Investments
 (Cost $59,252,719)                                               59,252,719
                                                                ------------
Total Investments
 (Cost $494,017,736) (g)                                106.2%   608,243,256(h)
Liabilities in Excess of
 Cash and Other Assets                                   (6.2)   (35,350,088)
                                                    ---------   ------------
Net Assets                                              100.0%  $572,893,168
                                                    =========   ============

+++  Fifty percent of the Fund's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(g)  The cost for federal income tax purposes is $494,613,727.
(h) At December 31, 2006 net unrealized appreciation for securities was $113,629,529, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $115,515,787 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,886,258.
The following abbreviations are used in the above portfolio:
E--Euro

 M-216 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Aerospace & Defense                                 $  4,174,205          0.7%
Air Freight & Logistics                               19,256,143          3.4
Airlines                                              20,613,422          3.6
Auto Components                                        8,791,068          1.5
Automobiles                                           14,061,845          2.5
Beverages                                             16,224,942          2.8
Building Products                                      5,985,291          1.1
Capital Markets                                       59,814,861         10.4
Commercial Banks                                      57,683,842         10.1
Communications Equipment                              15,639,566          2.7
Computers & Peripherals                                6,987,396          1.2
Consumer Finance                                      14,093,288          2.5
Diversified Financial Services                           615,951          0.1
Electric Utilities                                    21,371,537          3.7
Electronic Equipment & Instruments                     8,225,033          1.4
Food & Staples Retailing                              37,249,469          6.5
Food Products                                         19,036,720          3.3
Gas Utilities                                         13,426,445          2.4
Health Care Equipment & Supplies                       8,283,102          1.5
Hotels, Restaurants & Leisure                          5,280,547          0.9
Household Durables                                       223,590          0.0*
Industrial Conglomerates                               1,884,583          0.3
Insurance                                             55,110,706          9.6
IT Services                                           14,327,843          2.5
Machinery                                                620,484          0.1
Media                                                 40,566,207          7.1
Office Electronics                                    21,808,645          3.8
Oil, Gas & Consumable Fuels                           33,774,776          5.9
Pharmaceuticals                                       46,441,739          8.1
Semiconductors & Semiconductor Equipment               1,008,265          0.2
Software                                                 412,155          0.1
Specialty Retail                                      13,052,679          2.3
Textiles, Apparel & Luxury Goods                      10,456,416          1.8
Wireless Telecommunication Services                   11,740,495          2.1
                                                    ------------   ----------
                                                     608,243,256        106.2
Liabilities in Excess of
 Cash and Other Assets                               (35,350,088)        (6.2)
                                                    ------------   ----------
Net Assets                                          $572,893,168        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.
*    Less than one tenth of a percent

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $494,017,736) including $53,767,428
  market value of securities loaned             $608,243,256
Cash denominated in foreign currencies
  (identified cost $26,745,331)                   26,691,432
Cash                                                     969
Receivables:
  Fund shares sold                                   856,626
  Investment securities sold                         674,250
  Dividends and interest                             567,633
Other assets                                           3,679
Unrealized appreciation on foreign currency
  forward contracts                                1,283,007
                                                -------------
    Total assets                                 638,320,852
                                                -------------
LIABILITIES:
Securities lending collateral                     56,419,373
Payables:
  Investment securities purchased                  5,136,867
  Adviser (See Note 3)                               283,546
  Administrator (See Note 3)                          94,515
  Shareholder communication                           74,663
  Professional fees                                   57,985
  NYLIFE Distributors (See Note 3)                    44,349
  Custodian                                           18,836
  Fund shares redeemed                                 3,096
  Directors                                              679
Accrued expenses                                       3,180
Unrealized depreciation on foreign currency
  forward contracts                                3,290,595
                                                -------------
    Total liabilities                             65,427,684
                                                -------------
Net assets                                      $572,893,168
                                                =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    190,253
  Service Class                                      116,998
Additional paid-in capital                       415,386,855
Accumulated undistributed net investment
  income                                           4,239,574
Accumulated undistributed net realized gain on
  investments and foreign currency
  transactions                                    40,791,275
Net unrealized appreciation on investments       114,225,520
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                       (2,057,307)
                                                -------------
Net assets                                      $572,893,168
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $355,382,456
                                                =============
Shares of capital stock outstanding               19,025,341
                                                =============
Net asset value per share outstanding           $      18.68
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $217,510,712
                                                =============
Shares of capital stock outstanding               11,699,831
                                                =============
Net asset value per share outstanding           $      18.59
                                                =============

 M-218 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 11,126,581
  Income from securities loaned--net                 320,516
  Interest                                           166,758
                                                -------------
    Total income                                  11,613,855
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            2,586,193
  Administration (See Note 3)                        862,065
  Distribution and service--Service Class
    (See Note 3)                                     377,727
  Custodian                                          220,412
  Professional fees                                  111,922
  Shareholder communication                          107,944
  Directors                                           22,775
  Miscellaneous                                       39,420
                                                -------------
    Total expenses                                 4,328,458
                                                -------------
Net investment income                              7,285,397
                                                -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           41,011,877
  Foreign currency transactions                   (2,145,423)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           38,866,454
                                                -------------
Net change in unrealized appreciation on:
  Security transactions                           75,431,947
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                             (2,212,960)
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                    73,218,987
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   112,085,441
                                                -------------
Net increase in net assets resulting from
  operations                                    $119,370,838
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $997,490.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  7,285,397   $  6,742,317
 Net realized gain on
  investments and foreign
  currency transactions           38,866,454     15,497,585
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                    73,218,987        267,398
                                ---------------------------
 Net increase in net assets
  resulting from operations      119,370,838     22,507,300
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (916,099)    (3,527,827)
   Service Class                    (373,431)    (1,533,660)
 From net realized gain on investments:
   Initial Class                  (3,251,402)    (8,733,003)
   Service Class                  (1,996,239)    (4,162,714)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (6,537,171)   (17,957,204)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                 108,551,689     43,472,142
   Service Class                  75,776,425     49,732,470
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                   4,167,501     12,260,830
   Service Class                   2,369,670      5,696,374
                                ---------------------------
                                 190,865,285    111,161,816
 Cost of shares redeemed:
   Initial Class                 (50,390,538)   (14,739,510)
   Service Class                  (5,383,962)    (2,583,415)
                                ---------------------------
                                 (55,774,500)   (17,322,925)
   Increase in net assets
    derived from capital share
    transactions                 135,090,785     93,838,891
                                ---------------------------
   Net increase in net assets    247,924,452     98,388,987

NET ASSETS:
Beginning of year                324,968,716    226,579,729
                                ---------------------------
End of year                     $572,893,168   $324,968,716
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $  4,239,574   $    389,130
                                ===========================

 M-220 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-221

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        INITIAL CLASS
                                --------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                  2006          2005          2004         2003         2002
Net asset value at beginning
  of period                     $  14.39      $  14.11      $  12.13      $  9.48      $ 10.06
                                --------      --------      --------      -------      -------
Net investment income               0.29(b)       0.36(b)       0.19(b)      0.17(b)      0.11
Net realized and unrealized
  gain (loss) on investments        4.38          0.90          1.84         2.61        (0.63)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.16)        (0.13)         0.07         0.06         0.08
                                --------      --------      --------      -------      -------
Total from investment
  operations                        4.51          1.13          2.10         2.84        (0.44)
                                --------      --------      --------      -------      -------
Less dividends and
  distributions:
  From net investment income       (0.05)        (0.24)        (0.12)       (0.19)       (0.14)
  From net realized gain on
    investments                    (0.17)        (0.61)           --           --           --
                                --------      --------      --------      -------      -------
Total dividends and
  distributions                    (0.22)        (0.85)        (0.12)       (0.19)       (0.14)
                                --------      --------      --------      -------      -------
Net asset value at end of
  period                        $  18.68      $  14.39      $  14.11      $ 12.13      $  9.48
                                ========      ========      ========      =======      =======
Total investment return            31.33%         7.99%(e)     17.34%       30.00%       (4.41%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.79%         2.52%         1.53%        1.67%        1.06%
  Net expenses                      0.92%         0.87%         0.99%        1.07%        1.11%
  Expenses (before
    reimbursement)                  0.92%         0.91%         0.99%        1.07%        1.11%
Portfolio turnover rate               44%           54%           49%         105%         102%
Net assets at end of period
  (in 000's)                    $355,382      $219,867      $175,172      $95,754      $61,763

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     7.95% and 7.71% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
+    Annualized.

 M-222 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  SERVICE CLASS
---------------------------------------------------------------------------------
                                                                      JUNE 5,
                                                                      2003(A)
                                                                      THROUGH
                    YEAR ENDED DECEMBER 31,                        DECEMBER 31,
      2006                 2005                  2004                  2003
    $  14.35             $  14.08              $  12.12              $  10.40
    --------          ---------------       ---------------       ---------------
        0.25(b)              0.33(b)               0.15(b)               0.00(b)(c)
        4.35                 0.90                  1.84                  1.85
       (0.16)               (0.13)                 0.07                  0.06
    --------          ---------------       ---------------       ---------------
        4.44                 1.10                  2.06                  1.91
    --------          ---------------       ---------------       ---------------
       (0.03)               (0.22)                (0.10)                (0.19)
       (0.17)               (0.61)                   --                    --
    --------          ---------------       ---------------       ---------------
       (0.20)               (0.83)                (0.10)                (0.19)
    --------          ---------------       ---------------       ---------------
    $  18.59             $  14.35              $  14.08              $  12.12
    ========          ===============       ===============       ===============
       31.00%                7.74%(e)             17.05%                18.31%(d)
        1.50%                2.27%                 1.28%                 1.42%+(f)
        1.17%                1.12%                 1.24%                 1.32%+
        1.17%                1.16%                 1.24%                 1.32%+
          44%                  54%                   49%                  105%
    $217,511             $105,102              $ 51,408              $  9,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE        SINCE
TOTAL RETURNS              YEAR   YEARS(1)   INCEPTION(1)
---------------------------------------------------------
After Portfolio operating
  expenses                 7.24%    0.10%        4.56%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP LARGE CAP        RUSSELL 1000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                  ---------------------        -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                          11785                       11881                       11171
                                                          19504                       15821                       13522
                                                          17561                       12273                       12291
                                                          14653                        9766                       10830
                                                          10520                        7043                        8437
                                                          13471                        9138                       10857
                                                          13158                        9714                       12038
                                                          13731                       10225                       12629
12/31/06                                                  14725                       11153                       14624

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE        SINCE
TOTAL RETURNS              YEAR   YEARS(1)   INCEPTION(1)
---------------------------------------------------------
After Portfolio operating
  expenses                 6.97%   -0.15%        4.29%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP LARGE CAP        RUSSELL 1000 GROWTH
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                  ---------------------        -------------------            -------------
5/1/98                                                    10000                       10000                       10000
                                                          11765                       11881                       11171
                                                          19416                       15821                       13522
                                                          17426                       12273                       12291
                                                          14504                        9766                       10830
                                                          10387                        7043                        8437
                                                          13269                        9138                       10857
                                                          12928                        9714                       12038
                                                          13459                       10225                       12629
12/31/06                                                  14398                       11153                       14624

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell 1000(R) Growth Index*                             9.07%   2.69%     1.27%
S&P 500(R) Index*                                        15.79    6.19      4.48

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.07% and 4.54% for the Initial Class and -0.17% and 4.28% for the Service Class for the five-year and since-inception periods, respectively.
2. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-224   MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,073.75            $4.13            $1,021.05             $4.02
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,072.50            $5.43            $1,019.80             $5.29
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-225

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.7
Short-Term Investments (collateral from securities lending                         8.8
  is 8.8%)
Liabilities in Excess of Cash and Other Assets                                    (6.5)

See Portfolio of Investments on page M-229 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cisco Systems, Inc.
 2.  General Electric Co.
 3.  Goldman Sachs Group, Inc. (The)
 4.  Schlumberger, Ltd.
 5.  Procter & Gamble Co. (The)
 6.  America Movil S.A. de C.V. Class L, ADR
 7.  Franklin Resources, Inc.
 8.  Google, Inc., Class A
 9.  QUALCOMM, Inc.
10.  Danaher Corp.

 M-226   MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly and
R. Bart Wear of Winslow Capital Management Inc.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Large Cap Growth Portfolio returned 7.24% for Initial Class shares and 6.97% for Service Class shares. Both share classes outperformed the 6.31% return of the average Lipper* Variable Products Large-Cap Growth Portfolio for the same period. Both share classes underperformed the 9.07% return of the Russell 1000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the year ended
December 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2006?

Volatility caused the vast majority of managers to underperform the Russell 1000(R) Growth Index for 2006. Strength in the Portfolio's telecommunications and energy holdings was offset by weakness in the health care sector and underperformance in information technology.

DURING 2006, WHICH SECTORS BENEFITTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE RUSSELL 1000(R) GROWTH INDEX AND WHICH DETRACTED FROM PERFORMANCE?

Favorable stock selection made telecommunications, energy and financials the Portfolio's three strongest sectors relative to the Russell 1000(R) Growth Index.* The three worst sectors in relation to the index were health care, information technology and consumer discretionary. Stock-option issues had a negative impact on health care and information technology stocks alike. Although the Portfolio's consumer discretionary holdings outperformed the benchmark, an underweight position detracted from relative results.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS DETRACTED FROM PERFORMANCE?

The three greatest positive contributions to absolute performance came from Goldman Sachs Group, America Movil and Cisco Systems. Upside earnings surprises drove all three of these stocks higher. Merrill Lynch also had a positive impact on the Portfolio. The company was a major beneficiary of stronger capital markets and improving merger and acquisition activity.

The three greatest detractors from absolute performance were UnitedHealth Group, Yahoo! and eBay. UnitedHealth Group suffered from stock-option issues, and Yahoo! and eBay declined on slower earnings growth.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING 2006?

We sold UnitedHealth Group because of issues related to stock-option practices and the departure of the chief executive officer. We sold Yahoo! because of disappointment over the company's slowing growth.

The Portfolio benefited nicely from the purchase of Cisco Systems, which rose substantially, and from a new position in Comcast, which advanced on greater public acceptance of the company's combined service offering of video, Internet access and telephony.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2006?

During the first half of 2006 we reduced the Portfolio's consumer discretionary sector weighting relative to the benchmark because of concerns about the impact of rising energy prices and higher interest rates on consumer spending. Stock-option issues and slowing growth among various medical-device providers led us to reduce the Portfolio's health care weighting.

During 2006, we increased the Portfolio's weighting in financials to take advantage of improved capital markets and a rising stock market, which benefited some leading asset managers.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-227

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE BENCHMARK AT YEAR-END?

As of December 31, 2006, the Portfolio was considerably overweight in telecommunication services, which added nicely to performance because of growing cell phone use in Latin America. The Portfolio was significantly underweight in the consumer discretionary sector, which detracted from performance because the combination of high employment and declining energy prices helped strengthen consumer spending.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP LARGE CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-228   MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (97.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.9%)
Rockwell Collins, Inc.                                  41,200   $  2,607,548
United Technologies Corp.                               97,400      6,089,448
                                                                 ------------
                                                                    8,696,996
                                                                 ------------
BIOTECHNOLOGY (3.2%)
Genentech, Inc. (a)                                     46,100      3,740,093
Gilead Sciences, Inc. (a)                               52,700      3,421,811
                                                                 ------------
                                                                    7,161,904
                                                                 ------------
CAPITAL MARKETS (8.5%)
V  Franklin Resources, Inc.                             58,400      6,433,928
V  Goldman Sachs Group, Inc. (The)                      38,600      7,694,910
Merrill Lynch & Co., Inc.                               28,400      2,644,040
T. Rowe Price Group, Inc.                               44,400      1,943,388
                                                                 ------------
                                                                   18,716,266
                                                                 ------------
CHEMICALS (2.2%)
Ecolab, Inc. (b)                                        44,300      2,002,360
Monsanto Co.                                            53,100      2,789,343
                                                                 ------------
                                                                    4,791,703
                                                                 ------------
COMMUNICATIONS EQUIPMENT (8.1%)
V  Cisco Systems, Inc. (a)                             333,800      9,122,754
Corning, Inc. (a)                                      137,100      2,565,141
V  QUALCOMM, Inc.                                      167,100      6,314,709
                                                                 ------------
                                                                   18,002,604
                                                                 ------------
COMPUTERS & PERIPHERALS (5.4%)
Apple Computer, Inc. (a)                                63,900      5,421,276
Hewlett-Packard Co.                                     81,400      3,352,866
Network Appliance, Inc. (a)                             79,700      3,130,616
                                                                 ------------
                                                                   11,904,758
                                                                 ------------
CONSUMER FINANCE (4.4%)
American Express Co.                                    79,100      4,798,997
SLM Corp.                                              102,300      4,989,171
                                                                 ------------
                                                                    9,788,168
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.8%)
Chicago Mercantile Exchange Holdings, Inc. (b)           7,900      4,027,025
IntercontinentalExchange, Inc. (a)                      20,100      2,168,790
                                                                 ------------
                                                                    6,195,815
                                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co.                                    41,000      1,806,870
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (7.5%)
Baker Hughes, Inc.                                      50,400      3,762,864
National-Oilwell Varco, Inc. (a)                        58,900      3,603,502


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
V  Schlumberger, Ltd.                                  112,500   $  7,105,500
Weatherford International, Ltd. (a)                     49,700      2,076,963
                                                                 ------------
                                                                   16,548,829
                                                                 ------------
FOOD & STAPLES RETAILING (3.1%)
CVS Corp.                                               81,000      2,503,710
Walgreen Co.                                            97,300      4,465,097
                                                                 ------------
                                                                    6,968,807
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.6%)
Alcon, Inc. (b)                                         34,000      3,800,180
Intuitive Surgical, Inc. (a)(b)                         21,000      2,013,900
                                                                 ------------
                                                                    5,814,080
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.2%)
Quest Diagnostics, Inc.                                 48,300      2,559,900
WellPoint, Inc. (a)                                     28,500      2,242,665
                                                                 ------------
                                                                    4,802,565
                                                                 ------------
HOUSEHOLD PRODUCTS (3.1%)
V  Procter & Gamble Co. (The)                          108,700      6,986,149
                                                                 ------------

INDUSTRIAL CONGLOMERATES (3.5%)
V  General Electric Co.                                207,800      7,732,238
                                                                 ------------

INTERNET SOFTWARE & SERVICES (2.9%)
V  Google, Inc. Class A (a)                             13,800      6,354,624
                                                                 ------------

IT SERVICES (3.1%)
Mastercard, Inc. Class A (b)                            23,200      2,284,968
Paychex, Inc.                                          116,200      4,594,548
                                                                 ------------
                                                                    6,879,516
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Thermo Fisher Scientific, Inc. (a)(b)                   53,400      2,418,486
                                                                 ------------

MACHINERY (2.8%)
V  Danaher Corp.                                        86,500      6,266,060
                                                                 ------------

MEDIA (2.0%)
Comcast Corp. Class A (a)                              103,600      4,338,768
                                                                 ------------

MULTILINE RETAIL (2.6%)
Kohl's Corp. (a)                                        33,700      2,306,091
Target Corp.                                            59,600      3,400,180
                                                                 ------------
                                                                    5,706,271
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.4%)
XTO Energy, Inc.                                       111,900      5,264,895
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (3.0%)
Allergan, Inc.                                          28,700   $  3,436,538
Wyeth                                                   61,200      3,116,304
                                                                 ------------
                                                                    6,552,842
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
CB Richard Ellis Group, Inc. Class A (a)                58,600      1,945,520
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Applied Materials, Inc.                                 57,400      1,059,030
Marvell Technology Group, Ltd. (a)(b)                  124,200      2,383,398
NVIDIA Corp. (a)                                        71,900      2,661,019
                                                                 ------------
                                                                    6,103,447
                                                                 ------------
SOFTWARE (4.8%)
Adobe Systems, Inc. (a)                                 28,100      1,155,472
Microsoft Corp.                                        165,200      4,932,872
Oracle Corp. (a)                                        84,100      1,441,474
Salesforce.com, Inc. (a)                                84,300      3,072,735
                                                                 ------------
                                                                   10,602,553
                                                                 ------------
SPECIALTY RETAIL (0.6%)
CarMax, Inc. (a)                                        23,300      1,249,579
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Coach, Inc. (a)                                         64,900      2,788,104
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
Fastenal Co. (b)                                        71,900      2,579,772
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (5.0%)
V  America Movil S.A. de C.V. Class L, ADR (c)         143,800      6,502,636
NII Holdings, Inc. (a)(b)                               72,300      4,659,012
                                                                 ------------
                                                                   11,161,648
                                                                 ------------
Total Common Stocks
 (Cost $192,826,428)                                              216,129,837
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (8.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.0%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $  362,527        362,527
Charta LLC
 5.314%, due 1/11/07 (d)                               371,390        371,390
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                               484,695        484,695

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                            $  495,186   $    495,186
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                                371,390        371,390
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                               366,296        366,296
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                                363,235        363,235
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                               371,390        371,390
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               123,796        123,796
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                                485,238        485,238
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                               371,390        371,390
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                               371,390        371,390
                                                                 ------------
Total Commercial Paper
 (Cost $4,537,923)                                                  4,537,923
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.2%)
BGI Institutional Money Market Fund (d)              2,586,037      2,586,037
                                                                 ------------
Total Investment Company
 (Cost $2,586,037)                                                  2,586,037
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $123,871
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $122,618 and a Market Value of $128,179) (d)       $  123,797        123,797
                                                                 ------------
Total Repurchase Agreement
 (Cost $123,797)                                                      123,797
                                                                 ------------
TIME DEPOSITS (5.6%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                               1,485,559      1,485,559
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                                 990,372        990,372

 M-230 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                          $  990,372   $    990,372
Bank of Montreal
 5.30%, due 1/26/07 (d)                                618,983        618,983
Barclays
 5.32%, due 1/18/07 (d)                                817,057        817,057
Calyon
 5.31%, due 2/12/07 (d)                                990,372        990,372
Citigroup
 5.325%, due 3/22/07 (d)                               866,576        866,576
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                                940,854        940,854
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                                990,372        990,372
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                                916,095        916,095
Rabobank Nederland
 5.29%, due 3/6/07 (d)                                 742,779        742,779
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                                990,372        990,372
UBS AG
 5.285%, due 1/12/07 (d)                               990,372        990,372
                                                                 ------------
Total Time Deposits
 (Cost $12,330,135)                                                12,330,135
                                                                 ------------
Total Short-Term Investments
 (Cost $19,577,892)                                                19,577,892
                                                                 ------------
Total Investments
 (Cost $212,404,320) (f)                                 106.5%   235,707,729(g)
Liabilities in Excess of
 Cash and Other Assets                                    (6.5)   (14,459,337)
                                                    ----------   ------------
Net Assets                                               100.0%  $221,248,392
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $213,057,616.
(g)  At December 31, 2006, net unrealized appreciation was
     $22,650,113, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $25,000,211 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $2,350,098.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $212,404,320) including
  $19,012,640 market value of securities
  loaned                                       $ 235,707,729
Cash                                               5,912,150
Receivables:
  Fund shares sold                                   342,755
  Dividends and interest                             151,979
Other assets                                             386
                                               -------------
    Total assets                                 242,114,999
                                               -------------

LIABILITIES:
Securities lending collateral                     19,577,892
Payables:
  Investment securities purchased                  1,068,865
  Adviser (See Note 3)                                88,703
  Administrator (See Note 3)                          36,948
  Professional fees                                   33,458
  Shareholder communication                           29,340
  Fund shares redeemed                                18,640
  NYLIFE Distributors (See Note 3)                     8,240
  Custodian                                            1,119
  Directors                                              275
Accrued expenses                                       3,127
                                               -------------
    Total liabilities                             20,866,607
                                               -------------
Net assets                                     $ 221,248,392
                                               =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                $     146,577
  Service Class                                       32,108
Additional paid-in capital                       311,111,740
Accumulated undistributed net investment
  income                                              45,570
Accumulated net realized loss on investments    (113,391,012)
Net unrealized appreciation on investments        23,303,409
                                               -------------
Net assets                                     $ 221,248,392
                                               =============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 181,656,725
                                               =============
Shares of capital stock outstanding               14,657,664
                                               =============
Net asset value per share outstanding          $       12.39
                                               =============
SERVICE CLASS
Net assets applicable to outstanding shares    $  39,591,667
                                               =============
Shares of capital stock outstanding                3,210,806
                                               =============
Net asset value per share outstanding          $       12.33
                                               =============

 M-232 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 1,223,182
  Interest                                           236,355
  Income from securities loaned--net                  15,749
                                                 ------------
    Total income                                   1,475,286
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                              854,356
  Administration (See Note 3)                        341,764
  Professional fees                                   78,329
  Distribution and service--Service Class
    (See Note 3)                                      77,943
  Shareholder communication                           72,630
  Custodian                                           13,185
  Directors                                            8,515
  Miscellaneous                                       21,110
                                                 ------------
    Total expenses before waiver/reimbursement     1,467,832
  Expense waiver from Manager (See Note 3)           (25,627)
  Fees paid indirectly (See Note 3(A))               (12,573)
                                                 ------------
    Net expenses                                   1,429,632
                                                 ------------
Net investment income                                 45,654
                                                 ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized loss on investments                  (1,230,431)
Net change in unrealized appreciation on
  investments                                     13,315,626
                                                 ------------
Net realized and unrealized gain on investments   12,085,195
                                                 ------------
Net increase in net assets resulting from
  operations                                     $12,130,849
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $6,764.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $     45,654   $    259,802
 Net realized gain (loss) on
  investments                     (1,230,431)     3,433,704
 Net change in unrealized
  appreciation on investments     13,315,626        911,528
                                ---------------------------
 Net increase in net assets
  resulting from operations       12,130,849      4,605,034
                                ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                    (249,423)        (3,756)
   Service Class                      (6,707)            --
                                ---------------------------
 Total dividends to
  shareholders                      (256,130)        (3,756)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                 105,027,870      4,285,313
   Service Class                  17,758,996      6,874,172
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                     249,423          3,756
   Service Class                       6,707             --
                                ---------------------------
                                 123,042,996     11,163,241
 Cost of shares redeemed:
   Initial Class                 (42,000,295)   (29,450,710)
   Service Class                  (3,296,586)    (3,277,428)
                                ---------------------------
                                 (45,296,881)   (32,728,138)
   Increase (decrease) in net
    assets derived from
    capital share transactions    77,746,115    (21,564,897)
                                ---------------------------
   Net increase (decrease) in
    net assets                    89,620,834    (16,963,619)

NET ASSETS:
Beginning of year                131,627,558    148,591,177
                                ---------------------------
End of year                     $221,248,392   $131,627,558
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $     45,570   $    256,046
                                ===========================

 M-234 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-235

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  11.57      $  11.09      $  11.38      $   8.90      $  12.41
                                            --------      --------      --------      --------      --------
Net investment income (loss)                    0.01(c)       0.02(c)       0.02          0.02(c)       0.01
Net realized and unrealized gain (loss) on
  investments                                   0.83          0.46         (0.29)         2.48         (3.51)
                                            --------      --------      --------      --------      --------
Total from investment operations                0.84          0.48         (0.27)         2.50         (3.50)
                                            --------      --------      --------      --------      --------
Less dividends:
  From net investment income                   (0.02)        (0.00)(b)     (0.02)        (0.02)        (0.01)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  12.39      $  11.57      $  11.09      $  11.38      $   8.90
                                            ========      ========      ========      ========      ========
Total investment return                         7.24%         4.35%(d)     (2.32%)       28.05%       (28.21%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.07%         0.28%         0.22%         0.17%         0.07%
  Net expenses                                  0.79%#        0.64%#        0.85%#        0.83%         0.81%
  Expenses (before waiver/reimbursement)        0.81%#        0.79%#        0.88%#        0.83%         0.81%
Portfolio turnover rate                           96%          205%          117%          160%          168%
Net assets at end of period (in 000's)      $181,657      $108,635      $130,091      $154,082      $119,529

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.20% and 3.98% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
+    Annualized.

 M-236 MainStay VP Large Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ---------------------------------------------------
                                             JUNE 6,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 11.53      $ 11.07      $ 11.37         $10.18
    -------      -------      -------      ------------
      (0.02)(c)     0.00(b)(c)    0.00(b)      (0.00)(b)(c)
       0.82         0.46        (0.30)          1.20
    -------      -------      -------      ------------
       0.80         0.46        (0.30)          1.20
    -------      -------      -------      ------------
      (0.00)(b)       --        (0.00)(b)      (0.01)
    -------      -------      -------      ------------
    $ 12.33      $ 11.53      $ 11.07         $11.37
    =======      =======      =======      ============
       6.97%        4.10%(d)    (2.57%)        11.83%(e)
      (0.18%)       0.03%       (0.03%)        (0.08%)+(f)
       1.04%#       0.89%#       1.10%#         1.08%+
       1.06%#       1.04%#       1.13%#         1.08%+
         96%         205%         117%           160%
    $39,592      $22,993      $18,500         $7,455

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE    FIVE      SINCE
TOTAL RETURNS              YEAR    YEARS   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                 14.96%  13.94%   11.35%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9414                               9626
                                                                            8197                               8068
                                                                           11102                              11300
                                                                           13574                              13585
                                                                           15726                              15304
12/31/06                                                                   18079                              17640

SERVICE CLASS(1)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE    FIVE      SINCE
TOTAL RETURNS              YEAR    YEARS   INCEPTION
----------------------------------------------------
After Portfolio operating
  expenses                 14.67%  13.66%   11.07%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9402                               9626
                                                                            8167                               8068
                                                                           11032                              11300
                                                                           13456                              13585
                                                                           15550                              15304
12/31/06                                                                   17832                              17640

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell Midcap(R) Index*                                 15.26%  12.88%     10.87%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-238   MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                      ENDING ACCOUNT                          VALUE (BASED
                                                       VALUE (BASED                         ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06           PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00          $1,093.05            $4.91            $1,020.35             $4.74
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00          $1,091.80            $6.22            $1,019.10             $6.01
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.93% for Initial Class and 1.18% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-239

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.8
Short-Term Investments (collateral from securities lending                        13.3
  is 13.3%)*
Investment Companies                                                               0.9
Liabilities in Excess of Cash and Other Assets                                   (13.0)

* Includes 1.8% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-242 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Entergy Corp.
 2.  Harley-Davidson, Inc.
 3.  J.C. Penney Co., Inc.
 4.  Liberty Media Holding Corp. Class A
 5.  Electronic Data Systems Corp.
 6.  ConAgra Foods, Inc.
 7.  AES Corp. (The)
 8.  Northern Trust Corp.
 9.  Masco Corp.
10.  Ameriprise Financial, Inc.

 M-240   MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE YEAR ENDED DECEMBER 31, 2006?

For the year ended December 31, 2006, MainStay VP Mid Cap Core Portfolio returned 14.96% for Initial Class shares and 14.67% for Service Class shares. Both share classes outperformed the 12.84% return of the average Lipper* Variable Products Mid-Cap Core Portfolio over the same period. Both share classes underperformed the 15.26% return of the Russell Midcap(R) Index, the Portfolio's broad-based securities-market index, for the year ended
December 31, 2006.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

The Portfolio's relative performance resulted primarily from stock selection among consumer discretionary, industrial and technology stocks.

IN 2006, WHICH SECTORS WERE STRONG PERFORMERS FOR THE PORTFOLIO AND WHICH SECTORS WERE WEAK?

In absolute terms, the Portfolio's three strongest-performing sectors were telecommunications, consumer staples and materials. The three weakest-performing sectors were health care, energy and technology.

IN 2006, WHICH INDIVIDUAL PORTFOLIO HOLDINGS MADE THE STRONGEST CONTRIBUTIONS TO ABSOLUTE PERFORMANCE AND WHICH DETRACTED THE MOST?

The three Portfolio stocks that made the strongest individual contributions to performance were Kerr-McGee, Freescale Semiconductor and Archer-Daniels-Midland. Kerr-McGee was acquired by Anadarko Petroleum in 2006, and Freescale Semiconductor agreed to a buyout. The three weakest contributors to the Portfolio's performance were Moody's, Jabil Circuit and Sunoco.

WERE THERE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

Two stocks purchased during the year were Continental Airlines and Dolby Laboratories. Stocks sold during 2006 included Ameritrade Holdings and Nucor.

WERE THERE ANY MEANINGFUL CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS DURING 2006?

The Portfolio's weighting in the consumer discretionary sector substantially increased during 2006, while the Portfolio's weightings in energy and utilities substantially decreased.

WERE THERE ANY OVERWEIGHTED OR UNDERWEIGHTED SECTORS AT YEAR-END?

As of December 31, 2006, the Portfolio was moderately overweighted in consumer discretionary, which helped performance. On the same date, the Portfolio was moderately underweighted in energy, which also helped performance.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies are generally less established and may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP CORE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-241

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (98.8%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
L-3 Communications Holdings, Inc.                       12,589   $  1,029,528
                                                                 ------------
AIRLINES (1.6%)
AMR Corp. (a)                                           50,601      1,529,668
Continental Airlines, Inc. Class B (a)(b)               28,101      1,159,166
Southwest Airlines Co.                                  42,745        654,853
UAL Corp. (a)                                           18,271        803,924
US Airways Group, Inc. (a)(b)                           19,451      1,047,436
                                                                 ------------
                                                                    5,195,047
                                                                 ------------
AUTO COMPONENTS (0.1%)
Autoliv, Inc.                                            6,128        369,518
                                                                 ------------

AUTOMOBILES (1.3%)
Ford Motor Co. (b)                                      92,277        693,000
V  Harley-Davidson, Inc. (b)                            51,513      3,630,121
                                                                 ------------
                                                                    4,323,121
                                                                 ------------
BEVERAGES (0.5%)
Molson Coors Brewing Co. Class B                        15,426      1,179,163
Pepsi Bottling Group, Inc. (The)                        20,637        637,890
                                                                 ------------
                                                                    1,817,053
                                                                 ------------
BUILDING PRODUCTS (1.0%)
V  Masco Corp. (b)                                     105,884      3,162,755
                                                                 ------------

CAPITAL MARKETS (4.0%)
A.G. Edwards, Inc.                                      18,827      1,191,561
Affiliated Managers Group, Inc. (a)(b)                  10,032      1,054,664
American Capital Strategies, Ltd. (b)                   12,207        564,696
V  Ameriprise Financial, Inc.                           57,602      3,139,309
BlackRock, Inc. (b)                                      1,463        222,230
Janus Capital Group, Inc.                               31,709        684,597
Jefferies Group, Inc.                                   13,151        352,710
V  Northern Trust Corp.                                 52,458      3,183,676
Raymond James Financial, Inc.                           29,006        879,172
SEI Investments Co.                                      9,423        561,234
T. Rowe Price Group, Inc.                               30,255      1,324,261
                                                                 ------------
                                                                   13,158,110
                                                                 ------------
CHEMICALS (2.4%)
Albemarle Corp.                                         12,561        901,880
Ashland, Inc.                                           10,833        749,427
Celanese Corp. Class A                                  24,321        629,428
Eastman Chemical Co.                                    12,255        726,844
FMC Corp.                                                6,651        509,134
Huntsman Corp. (a)                                      13,528        256,626
Lyondell Chemical Co.                                   69,369      1,773,765
PPG Industries, Inc.                                    20,249      1,300,188
Rohm & Haas Co. (b)                                     12,217        624,533


                                                        SHARES          VALUE
CHEMICALS (CONTINUED)
Valhi, Inc.                                                205   $      5,326
Valspar Corp.                                            7,532        208,185
Westlake Chemical Corp.                                  4,373        137,225
                                                                 ------------
                                                                    7,822,561
                                                                 ------------
COMMERCIAL BANKS (2.3%)
BancorpSouth, Inc.                                       5,860        157,165
Bank of Hawaii Corp.                                     1,271         68,570
Comerica, Inc.                                          48,539      2,848,269
Commerce Bancorp, Inc. (b)                              13,998        493,709
Commerce Bancshares, Inc.                               10,511        508,838
Cullen/Frost Bankers, Inc.                               9,637        537,937
First Horizon National Corp.                            18,476        771,927
Regions Financial Corp.                                 17,779        664,935
TCF Financial Corp.                                     22,454        615,689
TD Banknorth, Inc.                                       2,115         68,272
UnionBanCal Corp.                                        8,022        491,348
Whitney Holding Corp.                                    9,860        321,633
                                                                 ------------
                                                                    7,548,292
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.2%)
Aramark Corp. Class B                                   14,141        473,016
Corrections Corp. of America (a)                        19,240        870,225
Covanta Holding Corp. (a)                               36,458        803,534
Dun & Bradstreet Corp. (The) (a)                        20,093      1,663,499
Equifax, Inc.                                           31,642      1,284,665
Manpower, Inc.                                          10,916        817,936
R.R. Donnelley & Sons Co.                               24,808        881,676
Republic Services, Inc.                                  2,453         99,764
Steelcase, Inc. Class A                                 24,688        448,334
                                                                 ------------
                                                                    7,342,649
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.6%)
Avaya, Inc. (a)                                        147,755      2,065,615
                                                                 ------------

COMPUTERS & PERIPHERALS (0.9%)
Lexmark International, Inc. Class A (a)                 33,073      2,420,944
NCR Corp. (a)                                           13,839        591,756
                                                                 ------------
                                                                    3,012,700
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.3%)
Quanta Services, Inc. (a)(b)                            26,630        523,812
URS Corp. (a)                                            9,987        427,943
                                                                 ------------
                                                                      951,755
                                                                 ------------
CONSTRUCTION MATERIALS (0.1%)
Eagle Materials, Inc.                                    4,241        183,338
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-242 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
AmeriCredit Corp. (a)(b)                                28,907   $    727,589
First Marblehead Corp. (The) (b)                         7,797        426,106
                                                                 ------------
                                                                    1,153,695
                                                                 ------------
CONTAINERS & PACKAGING (0.6%)
Pactiv Corp. (a)                                        44,494      1,587,991
Sonoco Products Co.                                      8,499        323,472
                                                                 ------------
                                                                    1,911,463
                                                                 ------------
DIVERSIFIED CONSUMER SERVICES (0.7%)
Apollo Group, Inc. Class A (a)                          10,303        401,508
Career Education Corp. (a)                               7,225        179,036
ITT Educational Services, Inc. (a)                       3,481        231,034
Service Corp. International                             74,688        765,552
ServiceMaster Co. (The)                                 46,433        608,737
                                                                 ------------
                                                                    2,185,867
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
CenturyTel, Inc.                                        37,163      1,622,537
Citizens Communications Co.                            103,917      1,493,287
Embarq Corp.                                            47,655      2,504,747
Qwest Communications International, Inc. (a)(b)        264,245      2,211,731
                                                                 ------------
                                                                    7,832,302
                                                                 ------------
ELECTRIC UTILITIES (2.5%)
Allegheny Energy, Inc. (a)                              12,773        586,408
Edison International                                    38,440      1,748,251
V  Entergy Corp.                                        40,477      3,736,837
Great Plains Energy, Inc. (b)                           18,610        591,798
Pepco Holdings, Inc.                                    28,554        742,690
Progress Energy, Inc.                                   17,344        851,244
                                                                 ------------
                                                                    8,257,228
                                                                 ------------
ELECTRICAL EQUIPMENT (0.2%)
American Power Conversion Corp.                          7,291        223,032
Thomas & Betts Corp. (a)                                 8,305        392,660
                                                                 ------------
                                                                      615,692
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
AVX Corp. (b)                                           16,178        239,273
Dolby Laboratories, Inc. Class A (a)                     5,239        162,514
Mettler-Toledo International, Inc. (a)                  10,025        790,471
Molex, Inc.                                              5,972        188,894
Symbol Technologies, Inc.                               15,486        231,361
Tech Data Corp. (a)                                     17,811        674,503
                                                                 ------------
                                                                    2,287,016
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (0.5%)
SEACOR Holdings, Inc. (a)(b)                             5,516   $    546,856
Tidewater, Inc.                                         17,049        824,490
Todco (a)                                                9,422        321,950
                                                                 ------------
                                                                    1,693,296
                                                                 ------------
FOOD & STAPLES RETAILING (0.7%)
Safeway, Inc.                                           50,421      1,742,550
SUPERVALU, Inc.                                         15,111        540,218
                                                                 ------------
                                                                    2,282,768
                                                                 ------------
FOOD PRODUCTS (2.4%)
Campbell Soup Co.                                       38,894      1,512,588
V  ConAgra Foods, Inc.                                 122,412      3,305,124
Corn Products International, Inc.                       23,279        804,057
H.J. Heinz Co.                                          35,311      1,589,348
J.M. Smucker Co. (The)                                  18,620        902,511
                                                                 ------------
                                                                    8,113,628
                                                                 ------------
GAS UTILITIES (0.9%)
Energen Corp.                                           11,770        552,484
Equitable Resources, Inc.                               20,518        856,627
National Fuel Gas Co.                                   13,283        511,927
ONEOK, Inc.                                             19,362        834,889
UGI Corp.                                               14,024        382,575
                                                                 ------------
                                                                    3,138,502
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Biomet, Inc.                                             5,187        214,068
Edwards Lifesciences Corp. (a)                          10,031        471,858
IDEXX Laboratories, Inc. (a)                             2,463        195,316
                                                                 ------------
                                                                      881,242
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.2%)
AmerisourceBergen Corp.                                 62,623      2,815,530
CIGNA Corp.                                             13,366      1,758,565
Coventry Health Care, Inc. (a)                          51,125      2,558,806
Express Scripts, Inc. (a)                                4,116        294,706
Humana, Inc. (a)                                        48,310      2,672,026
Laboratory Corp. of America Holdings (a)(b)             38,958      2,862,244
Lincare Holdings, Inc. (a)                               7,068        281,589
Manor Care, Inc. (b)                                    11,046        518,278
Quest Diagnostics, Inc.                                 47,399      2,512,147
Sierra Health Services, Inc. (a)                         4,147        149,458
WellCare Health Plans, Inc. (a)                         10,460        720,694
                                                                 ------------
                                                                   17,144,043
                                                                 ------------
HEALTH CARE TECHNOLOGY (0.3%)
Emdeon Corp. (a)(b)                                     87,765      1,087,408
WebMD Health Corp. Class A (a)(b)                        1,071         42,861
                                                                 ------------
                                                                    1,130,269
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.0%)
Brinker International, Inc.                             30,001        904,830
Darden Restaurants, Inc.                                22,543        905,552

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Harrah's Entertainment, Inc.                             7,477   $    618,497
MGM Mirage (a)                                           2,568        147,275
OSI Restaurant Partners, Inc.                            2,798        109,682
Station Casinos, Inc.                                    1,011         82,568
Wendy's International, Inc.                             19,825        656,009
                                                                 ------------
                                                                    3,424,413
                                                                 ------------
HOUSEHOLD DURABLES (1.8%)
Black & Decker Corp.                                    18,032      1,442,019
Jarden Corp. (a)(b)                                     12,188        424,021
Leggett & Platt, Inc.                                   22,858        546,306
Lennar Corp. Class A                                    23,198      1,216,967
NVR, Inc. (a)(b)                                         1,062        684,990
Snap-on, Inc.                                           18,596        885,913
Stanley Works (The)                                     13,818        694,907
                                                                 ------------
                                                                    5,895,123
                                                                 ------------
HOUSEHOLD PRODUCTS (0.4%)
Energizer Holdings, Inc. (a)                            18,352      1,302,808
                                                                 ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.0%)
V  AES Corp. (The) (a)                                 147,229      3,244,927
Mirant Corp. (a)                                        91,774      2,897,305
NRG Energy, Inc. (a)                                    10,645        596,226
                                                                 ------------
                                                                    6,738,458
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Teleflex, Inc.                                           9,845        635,593
                                                                 ------------

INSURANCE (8.5%)
Alleghany Corp. (a)                                      1,551        563,944
Ambac Financial Group, Inc.                             29,341      2,613,403
American Financial Group, Inc.                          27,308        980,630
Aon Corp. (b)                                           61,546      2,175,036
Assurant, Inc. (b)                                      41,261      2,279,670
Brown & Brown, Inc.                                     26,501        747,593
CNA Financial Corp. (a)                                  7,790        314,093
Conseco, Inc. (a)(b)                                    48,498        968,990
First American Corp.                                    27,439      1,116,219
HCC Insurance Holdings, Inc.                            35,146      1,127,835
Markel Corp. (a)                                         3,093      1,484,949
Mercury General Corp.                                    4,498        237,180
Nationwide Financial Services, Inc. Class A             15,463        838,095
Old Republic International Corp.                        73,546      1,712,151
Philadelphia Consolidated Holding Corp. (a)             17,614        784,880
Protective Life Corp.                                   22,350      1,061,625
Reinsurance Group of America, Inc.                       9,298        517,899
SAFECO Corp.                                            38,126      2,384,781
Torchmark Corp.                                         24,839      1,583,735


                                                        SHARES          VALUE
INSURANCE (CONTINUED)
Transatlantic Holdings, Inc.                             8,588   $    533,315
Unitrin, Inc.                                           15,198        761,572
UnumProvident Corp.                                     71,511      1,485,999
W.R. Berkley Corp.                                      51,622      1,781,475
                                                                 ------------
                                                                   28,055,069
                                                                 ------------
INTERNET & CATALOG RETAIL (1.2%)
Expedia, Inc. (a)                                       57,443      1,205,154
IAC/InterActiveCorp (a)(b)                              29,601      1,099,973
Liberty Media Corp. Interactive Class A (a)             71,899      1,550,861
                                                                 ------------
                                                                    3,855,988
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.4%)
VeriSign, Inc. (a)                                      60,338      1,451,129
                                                                 ------------

IT SERVICES (4.7%)
Acxiom Corp.                                            26,135        670,363
Computer Sciences Corp. (a)(b)                          53,973      2,880,539
Convergys Corp. (a)                                     44,896      1,067,627
V  Electronic Data Systems Corp.                       121,821      3,356,169
Fidelity National Information Services, Inc.            39,246      1,573,372
Fiserv, Inc. (a)                                        42,441      2,224,757
Hewitt Associates, Inc. Class A (a)                     18,445        474,959
Mastercard, Inc. Class A (b)                            14,399      1,418,158
MoneyGram International, Inc.                           12,688        397,896
Sabre Holdings Corp. Class A                            34,347      1,095,326
Total System Services, Inc. (b)                         12,016        317,102
                                                                 ------------
                                                                   15,476,268
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (1.8%)
Eastman Kodak Co. (b)                                   70,055      1,807,419
Hasbro, Inc.                                            53,946      1,470,029
Mattel, Inc.                                           122,798      2,782,603
                                                                 ------------
                                                                    6,060,051
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.8%)
Applera Corp.-Applied BioSystems Group                  58,075      2,130,772
Thermo Fisher Scientific, Inc. (a)                      12,090        547,556
Waters Corp. (a)                                         1,713         83,886
                                                                 ------------
                                                                    2,762,214
                                                                 ------------
MACHINERY (4.7%)
AGCO Corp. (a)                                          28,984        896,765
Crane Co.                                                3,939        144,325
Cummins, Inc. (b)                                       16,816      1,987,315
Dover Corp.                                             45,559      2,233,302
Eaton Corp.                                             40,275      3,026,264
Gardner Denver, Inc. (a)                                 8,897        331,947
ITT Corp.                                               19,148      1,087,989
Manitowoc Co., Inc. (The)                               19,601      1,164,887
Parker Hannifin Corp. (b)                               25,205      1,937,760

 M-244 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MACHINERY (CONTINUED)
Terex Corp. (a)                                         32,130   $  2,074,955
Toro Co. (The)                                          13,646        636,313
                                                                 ------------
                                                                   15,521,822
                                                                 ------------
MEDIA (3.7%)
Cablevision Systems Corp. Class A                       32,440        923,891
Clear Channel Outdoor Holdings, Inc. Class A (a)         5,317        148,397
DreamWorks Animation SKG, Inc. Class A (a)               6,035        177,972
EchoStar Communications Corp. Class A (a)               30,837      1,172,731
Gannett Co., Inc.                                       28,892      1,746,810
Harte-Hanks, Inc.                                       13,083        362,530
Hearst-Argyle Television, Inc.                           3,987        101,669
John Wiley & Sons, Inc. Class A                         14,153        544,466
Liberty Global, Inc. Class A (a)                        85,630      2,496,115
V  Liberty Media Holding Corp. Class A (a)              34,350      3,365,613
Meredith Corp.                                           4,973        280,229
Regal Entertainment Group Class A (b)                    9,471        201,922
Univision Communications, Inc. Class A (a)(b)           17,222        610,003
Warner Music Group Corp.                                 7,017        161,040
                                                                 ------------
                                                                   12,293,388
                                                                 ------------
METALS & MINING (2.3%)
Carpenter Technology Corp.                               8,151        835,641
Freeport-McMoRan Copper & Gold, Inc. Class B (b)        51,592      2,875,222
Southern Copper Corp. (b)                                4,351        234,475
Steel Dynamics, Inc.                                    30,567        991,899
United States Steel Corp.                               39,196      2,866,795
                                                                 ------------
                                                                    7,804,032
                                                                 ------------
MULTILINE RETAIL (2.7%)
Dillard's, Inc. Class A (b)                              9,377        327,914
Dollar Tree Stores, Inc. (a)                            33,768      1,016,417
Family Dollar Stores, Inc.                              29,640        869,341
V  J.C. Penney Co., Inc. (b)                            46,099      3,566,219
Nordstrom, Inc.                                         62,662      3,091,743
Saks, Inc.                                               3,943         70,264
                                                                 ------------
                                                                    8,941,898
                                                                 ------------
MULTI-UTILITIES (0.6%)
Alliant Energy Corp.                                     3,125        118,031
KeySpan Corp.                                           14,002        576,602
NSTAR                                                    8,113        278,763
OGE Energy Corp.                                        29,028      1,161,120
                                                                 ------------
                                                                    2,134,516
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.9%)
Frontier Oil Corp.                                      36,254      1,041,940
Holly Corp.                                              8,162        419,527


                                                        SHARES          VALUE
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Kinder Morgan, Inc.                                      8,516   $    900,567
Noble Energy, Inc.                                      56,568      2,775,792
Overseas Shipholding Group, Inc.                         9,563        538,397
Plains Exploration & Production Co. (a)                 25,170      1,196,330
Sunoco, Inc.                                            20,170      1,257,801
Tesoro Corp.                                            21,961      1,444,375
                                                                 ------------
                                                                    9,574,729
                                                                 ------------
PERSONAL PRODUCTS (1.2%)
Avon Products, Inc.                                     93,065      3,074,868
Estee Lauder Cos., Inc. (The) Class A (b)               21,149        863,302
                                                                 ------------
                                                                    3,938,170
                                                                 ------------
PHARMACEUTICALS (2.2%)
Endo Pharmaceuticals Holdings, Inc. (a)                 42,582      1,174,412
Forest Laboratories, Inc. (a)                           52,651      2,664,141
King Pharmaceuticals, Inc. (a)                          77,550      1,234,596
Mylan Laboratories, Inc. (b)                            67,279      1,342,889
Watson Pharmaceuticals, Inc. (a)                        37,326        971,596
                                                                 ------------
                                                                    7,387,634
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
Apartment Investment & Management Co. Class A (b)       31,081      1,741,158
Boston Properties, Inc. (b)                             14,738      1,648,887
BRE Properties, Inc. Class A                             6,836        444,477
CBL & Associates Properties, Inc.                        5,419        234,914
Equity Office Properties Trust                          52,779      2,542,364
Essex Property Trust, Inc.                               3,611        466,722
Health Care, Inc.                                        6,010        258,550
Host Hotels & Resorts, Inc.                             29,634        727,515
HRPT Properties Trust                                   51,658        637,976
iStar Financial, Inc.                                    8,609        411,682
Kimco Realty Corp.                                         343         15,418
Mack-Cali Realty Corp. (b)                               5,308        270,708
New Plan Excel Realty Trust (b)                         28,356        779,223
Plum Creek Timber Co., Inc.                             15,815        630,228
ProLogis                                                 9,195        558,780
Public Storage, Inc.                                     7,939        774,053
Rayonier, Inc.                                           2,886        118,470
SL Green Realty Corp.                                   10,788      1,432,431
Taubman Centers, Inc.                                    8,974        456,418
Ventas, Inc.                                            16,818        711,738
                                                                 ------------
                                                                   14,861,712
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
CB Richard Ellis Group, Inc. Class A (a)                29,191        969,141
Jones Lang LaSalle, Inc.                                 6,085        560,854
                                                                 ------------
                                                                    1,529,995
                                                                 ------------
ROAD & RAIL (0.4%)
Laidlaw International, Inc.                             26,283        799,792
Ryder System, Inc.                                       4,639        236,867

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ROAD & RAIL (CONTINUED)
Swift Transportation Co., Inc. (a)                       1,160   $     30,473
YRC Worldwide, Inc. (a)                                  4,849        182,953
                                                                 ------------
                                                                    1,250,085
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Altera Corp. (a)                                        32,897        647,413
Atmel Corp. (a)                                        134,625        814,481
LSI Logic Corp. (a)                                     77,034        693,306
Micron Technology, Inc. (a)                             86,896      1,213,068
National Semiconductor Corp. (b)                        26,381        598,849
Novellus Systems, Inc. (a)(b)                           47,382      1,630,888
Teradyne, Inc. (a)(b)                                   68,175      1,019,898
Xilinx, Inc.                                            28,928        688,776
                                                                 ------------
                                                                    7,306,679
                                                                 ------------
SOFTWARE (3.4%)
BEA Systems, Inc. (a)                                  124,629      1,567,833
BMC Software, Inc. (a)                                  68,089      2,192,466
CA, Inc.                                                56,772      1,285,886
Cadence Design Systems, Inc. (a)(b)                     90,329      1,617,792
Compuware Corp. (a)                                    120,019        999,758
Fair Isaac Corp.                                         6,245        253,859
Intuit, Inc. (a)                                        66,521      2,029,556
McAfee, Inc. (a)                                        51,013      1,447,749
                                                                 ------------
                                                                   11,394,899
                                                                 ------------
SPECIALTY RETAIL (5.6%)
Abercrombie & Fitch Co. Class A                         23,275      1,620,638
Alberto-Culver Co.                                      13,252        284,255
American Eagle Outfitters, Inc.                         54,761      1,709,091
AnnTaylor Stores Corp. (a)                              23,222        762,610
AutoNation, Inc. (a)                                    41,622        887,381
AutoZone, Inc. (a)                                       8,602        994,047
Barnes & Noble, Inc.                                    16,644        660,933
Claire's Stores, Inc.                                   14,852        492,195
Dick's Sporting Goods, Inc. (a)(b)                       5,854        286,787
Office Depot, Inc. (a)                                  74,256      2,834,352
OfficeMax, Inc.                                         22,754      1,129,736
PetSmart, Inc.                                          10,647        307,272
RadioShack Corp. (b)                                    33,328        559,244
Ross Stores, Inc.                                       24,414        715,330
Sally Beauty Holdings, Inc. (a)                          6,737         52,549
Sherwin-Williams Co. (The)                              36,114      2,296,128
TJX Cos., Inc. (The)                                   109,789      3,126,791
                                                                 ------------
                                                                   18,719,339
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Hanesbrands, Inc. (a)                                    7,025        165,931
Jones Apparel Group, Inc.                               36,023      1,204,249
Liz Claiborne, Inc.                                     20,830        905,272


                                                        SHARES          VALUE
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Polo Ralph Lauren Corp.                                 10,387   $    806,654
VF Corp.                                                27,562      2,262,289
                                                                 ------------
                                                                    5,344,395
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.4%)
PMI Group, Inc. (The) (b)                               19,991        942,975
Radian Group, Inc.                                       6,085        328,042
                                                                 ------------
                                                                    1,271,017
                                                                 ------------
TOBACCO (1.2%)
Loews Corp.- Carolina Group                             14,740        953,973
UST, Inc.                                               49,732      2,894,402
                                                                 ------------
                                                                    3,848,375
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.2%)
WESCO International, Inc. (a)                           11,326        666,082
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Telephone & Data Systems, Inc.                          26,598      1,445,069
                                                                 ------------
Total Common Stocks
 (Cost $287,580,956)                                              327,500,003
                                                                 ------------

INVESTMENT COMPANIES (0.9%)
-----------------------------------------------------------------------------
S&P 500 Index--SPDR
 Trust Series 1 (b)(c)                                  10,970      1,554,668
S&P MidCap 400 Index--MidCap SPDR Trust
 Series 1 (b)(c)                                        10,650      1,556,391
                                                                 ------------
Total Investment Companies
 (Cost $3,051,485)                                                  3,111,059
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (13.3%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (3.1%)
Barton Capital LLC
 5.298%, due 1/4/07 (d)                             $  813,691        813,691
Charta LLC
 5.314%, due 1/11/07 (d)                               833,585        833,585
Ciesco, Inc.
 5.305%, due 1/10/07 (d)                             1,087,899      1,087,899
Compass Securitization LLC
 5.324%, due 1/18/07 (d)                             1,111,446      1,111,446
Fairway Finance Corp.
 5.301%, due 1/8/07 (d)                                833,584        833,584
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (d)                               822,152        822,152
Greyhawk Funding LLC
 5.305%, due 1/5/07 (d)                                815,280        815,280

 M-246 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (d)                            $  833,584   $    833,584
Liberty Street Funding Co.
 5.325%, due 1/29/07 (d)                               277,861        277,861
Old Line Funding LLC
 5.303%, due 1/9/07 (d)                              1,089,117      1,089,117
Ranger Funding LLC
 5.308%, due 1/30/07 (d)                               833,584        833,584
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (d)                               833,584        833,584
                                                                 ------------
Total Commercial Paper
 (Cost $10,185,367)                                                10,185,367
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.8%)
BGI Institutional Money Market Fund (d)              5,804,363      5,804,363
                                                                 ------------
Total Investment Company
 (Cost $5,804,363)                                                  5,804,363
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $278,029
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $275,216 and a Market Value of $287,698) (d)       $  277,861        277,861
                                                                 ------------
Total Repurchase Agreement
 (Cost $277,861)                                                      277,861
                                                                 ------------
TIME DEPOSITS (8.3%)
Abbey National PLC
 5.34%, due 1/2/07 (d)                               3,334,338      3,334,338
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               2,222,892      2,222,892
Bank of America Corp.
 5.27%, due 1/19/07 (d)(e)                           2,222,892      2,222,892
Bank of Montreal
 5.30%, due 1/26/07 (d)                              1,389,307      1,389,307

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
 5.32%, due 1/18/07 (d)                             $1,833,886   $  1,833,886
Calyon
 5.31%, due 2/12/07 (d)                              2,222,892      2,222,892
Citigroup
 5.325%, due 3/22/07 (d)                             1,945,030      1,945,030
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (d)                              2,111,747      2,111,747
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                              2,222,892      2,222,892
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (d)                              2,056,175      2,056,175
Rabobank Nederland
 5.29%, due 3/6/07 (d)                               1,667,169      1,667,169
Standard Chartered Bank
 5.29%, due 1/10/07 (d)                              2,222,892      2,222,892
UBS AG
 5.285%, due 1/12/07 (d)                             2,222,892      2,222,892
                                                                 ------------
Total Time Deposits
 (Cost $27,675,004)                                                27,675,004
                                                                 ------------
Total Short-Term Investments
 (Cost $43,942,595)                                                43,942,595
                                                                 ------------
Total Investments
 (Cost $334,575,036 (f)                                  113.0%   374,553,657(g)
Liabilities in Excess of
 Cash and Other Assets                                   (13.0)   (42,957,677)
                                                    ----------   ------------
Net Assets                                               100.0%  $331,595,980
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(f)  The cost for federal income tax purposes is $335,226,762.
(g)  At December 31, 2006 net unrealized appreciation was
     $39,326,895 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $40,933,086 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,606,191.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $334,575,036) including $42,429,067
  market value of securities loaned             $374,553,657
Cash                                                 474,370
Receivables:
  Investment securities sold                         558,673
  Dividends and interest                             447,307
  Fund shares sold                                   267,672
Other assets                                             754
                                                -------------
    Total assets                                 376,302,433
                                                -------------

LIABILITIES:
Securities lending collateral                     43,942,595
Payables:
  Investment securities purchased                    352,720
  Manager (See Note 3)                               238,046
  Shareholder communication                           49,753
  Fund shares redeemed                                46,176
  Professional fees                                   40,790
  NYLIFE Distributors (See Note 3)                    27,757
  Custodian                                            5,015
  Directors                                              439
Accrued expenses                                       3,162
                                                -------------
    Total liabilities                             44,706,453
                                                -------------
Net assets                                      $331,595,980
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    127,157
  Service Class                                       84,828
Additional paid-in capital                       254,730,253
Accumulated undistributed net investment
  income                                           1,218,318
Accumulated undistributed net realized gain on
  investments                                     35,456,803
Net unrealized appreciation on investments        39,978,621
                                                -------------
Net assets                                      $331,595,980
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $199,355,577
                                                =============
Shares of capital stock outstanding               12,715,706
                                                =============
Net asset value per share outstanding           $      15.68
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $132,240,403
                                                =============
Shares of capital stock outstanding                8,482,757
                                                =============
Net asset value per share outstanding           $      15.59
                                                =============

 M-248 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 4,106,840
  Income from securities loaned--net                  74,960
  Interest                                            47,367
                                                 ------------
    Total income                                   4,229,167
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,500,455
  Distribution and service--Service Class (See
    Note 3)                                          279,120
  Professional fees                                   87,074
  Shareholder communication                           65,981
  Custodian                                           49,647
  Directors                                           15,895
  Miscellaneous                                       13,794
                                                 ------------
    Total expenses                                 3,011,966
                                                 ------------
Net investment income                              1,217,201
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  35,766,638
Net change in unrealized appreciation on
  investments                                      3,681,577
                                                 ------------
Net realized and unrealized gain on investments   39,448,215
                                                 ------------
Net increase in net assets resulting from
  operations                                     $40,665,416
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,217,201   $    962,527
 Net realized gain on
  investments                     35,766,638     19,639,923
 Net change in unrealized
  appreciation on investments      3,681,577     10,175,553
                                ---------------------------
 Net increase in net assets
  resulting from operations       40,665,416     30,778,003
                                ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                          --       (827,840)
   Service Class                          --       (309,626)
 From net realized gain on investments:
   Initial Class                  (1,206,053)   (14,846,471)
   Service Class                    (802,200)    (8,350,470)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (2,008,253)   (24,334,407)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  53,836,182     32,620,625
   Service Class                  36,328,517     40,661,989
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                   1,206,053     15,674,311
   Service Class                     802,200      8,660,096
                                ---------------------------
                                  92,172,952     97,617,021
 Cost of shares redeemed:
   Initial Class                 (39,671,998)   (22,191,388)
   Service Class                  (9,315,501)    (2,955,610)
                                ---------------------------
                                 (48,987,499)   (25,146,998)
   Increase in net assets
    derived from capital share
    transactions                  43,185,453     72,470,023
                                ---------------------------
   Net increase in net assets     81,842,616     78,913,619

NET ASSETS:
Beginning of year                249,753,364    170,839,745
                                ---------------------------
End of year                     $331,595,980   $249,753,364
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $  1,218,318   $      1,117
                                ===========================

 M-250 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-251

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        INITIAL CLASS
                                --------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                  2006          2005          2004         2003         2002
Net asset value at beginning
  of period                     $  13.72      $  13.12      $  11.01      $  8.16      $  9.40
                                --------      --------      --------      -------      -------
Net investment income               0.07          0.07          0.06         0.05(b)      0.02
Net realized and unrealized
  gain (loss) on investments        1.99          2.02          2.39         2.84        (1.24)
                                --------      --------      --------      -------      -------
Total from investment
  operations                        2.06          2.09          2.45         2.89        (1.22)
                                --------      --------      --------      -------      -------
Less dividends and
  distributions:
  From net investment income          --         (0.08)        (0.06)       (0.04)       (0.02)
  From net realized gain on
    investments                    (0.10)        (1.41)        (0.28)          --           --
                                --------      --------      --------      -------      -------
Total dividends and
  distributions                    (0.10)        (1.49)        (0.34)       (0.04)       (0.02)
                                --------      --------      --------      -------      -------
Net asset value at end of
  period                        $  15.68      $  13.72      $  13.12      $ 11.01      $  8.16
                                ========      ========      ========      =======      =======
Total investment return            14.96%        15.86%        22.27%       35.43%      (12.92%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             0.51%         0.54%         0.70%        0.55%        0.39%
  Net expenses                      0.93%         0.94%         0.98%        0.98%        0.98%
  Expenses (before
    waiver/reimbursement)           0.93%         0.94%         1.04%        1.18%        1.34%
Portfolio turnover rate              166%          159%          185%         202%         217%
Net assets at end of period
  (in 000's)                    $199,356      $159,762      $128,178      $55,351      $27,936

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total Return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.

 M-252 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  SERVICE CLASS
---------------------------------------------------------------------------------
                                                                      JUNE 5,
                                                                      2003(A)
                                                                      THROUGH
                    YEAR ENDED DECEMBER 31,                        DECEMBER 31,
      2006                 2005                  2004                  2003
    $  13.68             $  13.10              $  11.00              $   9.28
    --------          ---------------       ---------------       ---------------
        0.04                 0.04                  0.04                  0.03(b)
        1.97                 2.00                  2.38                  1.72
    --------          ---------------       ---------------       ---------------
        2.01                 2.04                  2.42                  1.75
    --------          ---------------       ---------------       ---------------
          --                (0.05)                (0.04)                (0.03)
       (0.10)               (1.41)                (0.28)                   --
    --------          ---------------       ---------------       ---------------
       (0.10)               (1.46)                (0.32)                (0.03)
    --------          ---------------       ---------------       ---------------
    $  15.59             $  13.68              $  13.10              $  11.00
    ========          ===============       ===============       ===============
       14.67%               15.57%                21.96%                18.89%(c)
        0.26%                0.37%                 0.45%                 0.30%+(d)
        1.18%                1.19%                 1.23%                 1.23%+
        1.18%                1.19%                 1.29%                 1.43%+
         166%                 159%                  185%                  202%
    $132,240             $ 89,991              $ 42,662              $  8,930

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                  9.24%   10.15%       7.44%

                                            (After Portfolio operating expenses)

                                          MAINSTAY VP MID
                                             CAP GROWTH           RUSSELL MIDCAP      RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                             PORTFOLIO             GROWTH INDEX              INDEX                  INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                9157                   9174                   9181                   9844
                                                6538                   6660                   6510                   8416
                                                9466                   9505                   9525                  11413
                                               11607                  10976                  10915                  13295
                                               13592                  12304                  11807                  14964
12/31/06                                       14847                  13615                  13255                  16508

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                  8.97%    9.88%       7.17%

                                            (After Portfolio operating expenses)

                                          MAINSTAY VP MID
                                             CAP GROWTH           RUSSELL MIDCAP      RUSSELL 2500 GROWTH       S&P MIDCAP 400
                                             PORTFOLIO             GROWTH INDEX              INDEX                  INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                9145                   9174                   9181                   9844
                                                6514                   6660                   6510                   8416
                                                9408                   9505                   9525                  11413
                                               11506                  10976                  10915                  13295
                                               13439                  12304                  11807                  14964
12/31/06                                       14645                  13615                  13255                  16508

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell Midcap(R) Growth Index*                          10.66%   8.22%      5.77%
Russell 2500(R) Growth Index*                            12.26    7.62       5.26
S&P Midcap 400(R) Index*                                 10.32   10.89       9.54

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 10.14% and 7.44% for the Initial Class and 9.87% and 7.17% for the Service Class for the five-year and since-inception periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-254   MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,023.30            $4.18            $1,020.90             $4.18
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,022.05            $5.45            $1,019.65             $5.45
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-255

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.3
Short-Term Investments (collateral from securities lending                        24.4
  is 17.7%)
Liabilities in Excess of Cash and Other Assets                                   (19.7)

See Portfolio of Investments on page M-259 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Allegheny Technologies, Inc.
 2.  Terex Corp.
 3.  American Eagle Outfitters, Inc.
 4.  Affiliated Managers Group, Inc.
 5.  Coach, Inc.
  6  Oregon Steel Mills, Inc.
 7.  Tesoro Corp.
 8.  Coventry Health Care, Inc.
 9.  Alliant Techsystems, Inc.
10.  Cytyc Corp.

 M-256   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE YEAR ENDED DECEMBER 31, 2006?

For the year ended December 31, 2006, MainStay VP Mid Cap Growth Portfolio returned 9.24% for Initial Class shares and 8.97% for Service Class shares. Both share classes outperformed the 8.66% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio over the same period. Both share classes underperformed the 10.66% return of the Russell Midcap(R) Growth Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

The Portfolio's underperformance of the Russell Midcap(R) Growth Index* resulted primarily from unfavorable security selection within the health care, financials, energy and industrials sectors. The Portfolio did not have exposure in either the telecommunication services or utilities sectors during the year, which also detracted from performance.

WHAT KEY MANAGEMENT DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE?

Our decision to maintain an overweight position in the materials sector had a positive effect on the Portfolio's performance in 2006. Our decision to maintain an underweight position in the information technology and consumer discretionary sectors also had a positive impact on performance.

WHAT STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE?

Specialty metals producer Allegheny Technologies was among the strongest contributors to the Portfolio's performance. The company benefited from strong end-market demand, higher selling prices, reduced product costs and improved productivity. Equipment manufacturer Terex was also a strong contributor. The company's positive financial results--driven by strong earnings from operations and the sale of the company's interest in Tatra--were partially offset by capital expenditures, increases in working capital and a call premium on the early extinguishment of debt.

Retailer American Eagle Outfitters advanced on well-managed inventories and continued record sales and earnings. Las Vegas Sands, owner and operator of premium casinos and resort hotels, showed strong profits from gross gaming revenue from table games and overall market share in Macao. The company has also benefited from the growing popularity of Las Vegas as a vacation destination

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Chico's FAS, a specialty retailer of private-label casual wear and formal wear for woman, suffered from weaker-than-expected same-store sales in recent months, which resulted in weaker sales and earnings performance. Arch Coal, a leading coal producer, had to initiate major production cutbacks when mild weather slowed electricity demand and inflated stockpiles among power generators. Omnicare, a leading provider of pharmaceutical care for seniors, declined on lower reimbursements from UnitedHealth Group, which led to a lawsuit, and a mislabeling incident, which prompted a prescription drug recall. Other detractors included Simpson Manufacturing and Ryland Group, both of which were hurt by the housing slowdown. During 2006, we sold the Portfolio's positions in all five of these weak performers.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES IN 2006?

We added new positions to the Portfolio across a variety of sectors, including Allegheny Technologies and Akamai Technologies in the information technology sector, Oregon Steel Mills in the materials sector, Phillips-Van Heusen and Cablevision Systems in consumer discretionary and CapitalSource in financial services.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-257

WHAT STOCKS DID THE PORTFOLIO SELL?

In addition to the detractors already mentioned, the Portfolio sold its position in homebuilder KB Home, which suffered from softening demand in residential housing and a more competitive sales environment in most markets. We also eliminated coal producer Massey Energy when mild weather slowed the company's growth prospects.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE IN 2006?

During the year, the Portfolio more than doubled its weighting in information technology and substantially increased its weightings in materials and industrials. The Portfolio substantially decreased its weightings in consumer discretionary and energy. Weightings were also reduced, but more modestly, in financials and health care.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL MIDCAP(R) GROWTH INDEX* AT YEAR-END?

As of December 31, 2006, the Portfolio was substantially overweight relative to the Russell Midcap(R) Growth Index* in materials and energy and health care and less so in industrials, information technology and financials. On the same date, the Portfolio was underweight in the consumer discretionary sector and had no holdings in consumer staples, telecommunication services or utilities.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-258   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (95.3%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.9%)
V  Alliant Techsystems, Inc. (a)(b)                     84,700   $  6,622,693
L-3 Communications Holdings, Inc.                       60,800      4,972,224
Precision Castparts Corp.                               64,800      5,072,544
                                                                 ------------
                                                                   16,667,461
                                                                 ------------
BIOTECHNOLOGY (2.4%)
Cephalon, Inc. (a)(b)                                   57,500      4,048,575
MannKind Corp. (a)(b)                                  256,500      4,229,685
                                                                 ------------
                                                                    8,278,260
                                                                 ------------
BUILDING PRODUCTS (1.0%)
Lennox International, Inc.                             108,300      3,315,063
                                                                 ------------

CAPITAL MARKETS (2.3%)
V  Affiliated Managers Group, Inc. (a)(b)               74,550      7,837,441
                                                                 ------------
CHEMICALS (1.7%)
Scotts Miracle-Gro Co. (The) Class A                   114,300      5,903,595
                                                                 ------------

COMMUNICATIONS EQUIPMENT (0.7%)
Avocent Corp. (a)                                       73,300      2,481,205
                                                                 ------------
COMPUTERS & PERIPHERALS (1.2%)
QLogic Corp. (a)                                       186,800      4,094,656
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.6%)
Fluor Corp. (b)                                         67,500      5,511,375
                                                                 ------------
CONSUMER FINANCE (1.7%)
AmeriCredit Corp. (a)(b)                               134,300      3,380,331
Capital One Financial Corp.                             29,200      2,243,144
                                                                 ------------
                                                                    5,623,475
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (2.3%)
IntercontinentalExchange, Inc. (a)                      32,200      3,474,380
Nasdaq Stock Market, Inc. (The) (a)(b)                 138,000      4,249,020
                                                                 ------------
                                                                    7,723,400
                                                                 ------------
ELECTRICAL EQUIPMENT (1.4%)
Roper Industries, Inc.                                  95,500      4,797,920
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Amphenol Corp. Class A                                  84,000      5,214,720
Avnet, Inc. (a)(b)                                     133,900      3,418,467
CDW Corp.                                               24,600      1,729,872
                                                                 ------------
                                                                   10,363,059
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (5.2%)
Atwood Oceanics, Inc. (a)                              128,600   $  6,297,542
ENSCO International, Inc.                              103,900      5,201,234
National-Oilwell Varco, Inc. (a)                       101,500      6,209,770
                                                                 ------------
                                                                   17,708,546
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.2%)
V  Cytyc Corp. (a)                                     223,000      6,310,899
Varian Medical Systems, Inc. (a)                        98,300      4,676,131
                                                                 ------------
                                                                   10,987,030
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (9.2%)
Caremark Rx, Inc.                                       34,400      1,964,584
V  Coventry Health Care, Inc. (a)                      132,650      6,639,133
DaVita, Inc. (a)                                        69,400      3,947,472
Health Net, Inc. (a)                                   111,400      5,420,724
Henry Schein, Inc. (a)(b)                              110,700      5,422,086
Quest Diagnostics, Inc.                                 70,200      3,720,600
Sierra Health Services, Inc. (a)                       112,800      4,065,312
                                                                 ------------
                                                                   31,179,911
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Boyd Gaming Corp. (b)                                   34,500      1,563,195
Las Vegas Sands Corp. (a)                               67,600      6,048,848
Penn National Gaming, Inc. (a)                         106,700      4,440,854
                                                                 ------------
                                                                   12,052,897
                                                                 ------------
HOUSEHOLD DURABLES (2.4%)
Garmin, Ltd. (b)                                        70,600      3,929,596
Harman International Industries, Inc.                   43,100      4,306,121
                                                                 ------------
                                                                    8,235,717
                                                                 ------------
INSURANCE (1.8%)
W.R. Berkley Corp.                                     174,500      6,021,995
                                                                 ------------

INTERNET SOFTWARE & SERVICES (2.8%)
Akamai Technologies, Inc. (a)(b)                       111,400      5,917,568
j2 Global Communications, Inc. (a)(b)                  130,300      3,550,675
                                                                 ------------
                                                                    9,468,243
                                                                 ------------
IT SERVICES (2.8%)
Alliance Data Systems Corp. (a)                         84,800      5,297,456
Global Payments, Inc.                                   92,400      4,278,120
                                                                 ------------
                                                                    9,575,576
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (3.5%)
Pharmaceutical Product Development, Inc.               170,800      5,503,176
Thermo Fisher Scientific, Inc. (a)(b)                  137,100      6,209,259
                                                                 ------------
                                                                   11,712,435
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
(x
MACHINERY (5.2%)
Joy Global, Inc.                                        92,500   $  4,471,450
Oshkosh Truck Corp.                                    103,900      5,030,838
V  Terex Corp. (a)                                     124,100      8,014,378
                                                                 ------------
                                                                   17,516,666
                                                                 ------------
MEDIA (1.4%)
Cablevision Systems Corp. Class A                      168,500      4,798,880
                                                                 ------------

METALS & MINING (7.1%)
V  Allegheny Technologies, Inc.                        124,100     11,253,389
Commercial Metals Co.                                  194,000      5,005,200
V  Oregon Steel Mills, Inc. (a)                        108,200      6,752,762
Steel Dynamics, Inc.                                    30,900      1,002,705
                                                                 ------------
                                                                   24,014,056
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (5.6%)
Holly Corp.                                             51,300      2,636,820
Newfield Exploration Co. (a)                           127,900      5,877,005
Peabody Energy Corp.                                    94,200      3,806,622
V  Tesoro Corp.                                        101,000      6,642,770
                                                                 ------------
                                                                   18,963,217
                                                                 ------------
PHARMACEUTICALS (1.0%)
Endo Pharmaceuticals Holdings, Inc. (a)                118,300      3,262,714
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (1.1%)
CapitalSource, Inc. (b)                                135,700      3,705,967
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Atheros Communications, Inc. (a)                        42,100        897,572
Diodes, Inc. (a)                                        85,600      3,037,088
MEMC Electronic Materials, Inc. (a)                     99,800      3,906,172
Trident Microsystems, Inc. (a)                         135,800      2,468,844
                                                                 ------------
                                                                   10,309,676
                                                                 ------------
SOFTWARE (5.2%)
Amdocs, Ltd. (a)                                       138,400      5,363,000
Autodesk, Inc. (a)                                     109,800      4,442,508
FactSet Research Systems, Inc.                         110,900      6,263,632
TIBCO Software, Inc. (a)                               182,000      1,718,080
                                                                 ------------
                                                                   17,787,220
                                                                 ------------
SPECIALTY RETAIL (2.3%)
V  American Eagle Outfitters, Inc.                     255,450      7,972,595
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (3.7%)
V  Coach, Inc. (a)                                     165,800      7,122,768
Phillips-Van Heusen Corp.                              105,400      5,287,918
                                                                 ------------
                                                                   12,410,686
                                                                 ------------


                                                        SHARES          VALUE
TRADING COMPANIES & DISTRIBUTORS (0.9%)
WESCO International, Inc. (a)                           54,000   $  3,175,740
                                                                 ------------
Total Common Stocks
 (Cost $244,294,835)                                              323,456,677
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
(x
SHORT-TERM INVESTMENTS (24.4%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (10.9%)
American Express Credit Corp.
 5.28%, due 1/5/07                                  $3,425,000      3,422,990
Barton Capital LLC
 5.298%, due 1/4/07 (c)                              1,113,128      1,113,128
Charta LLC
 5.314%, due 1/11/07 (c)                             1,140,342      1,140,342
Ciesco, Inc.
 5.305%, due 1/10/07 (c)                             1,488,244      1,488,244
Compass Securitization LLC
 5.324%, due 1/18/07 (c)                             1,520,457      1,520,457
European Investment Bank
 5.20%, due 1/16/07                                  3,395,000      3,387,644
Fairway Finance Corp.
 5.301%, due 1/8/07 (c)                              1,140,342      1,140,342
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (c)                             1,124,703      1,124,703
Goldman Sachs Group, Inc.
 5.29%, due 1/11/07                                  4,000,000      3,994,123
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                              1,115,302      1,115,302
ING U.S. Funding LLC
 5.25%, due 1/4/07                                   4,000,000      3,998,250
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (c)                             1,140,342      1,140,342
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                               380,114        380,114
Old Line Funding LLC
 5.303%, due 1/9/07 (c)                              1,489,910      1,489,910
Prudential Funding LLC
 5.26%, due 1/3/07                                   4,120,000      4,118,796
Rabobank USA Financial Corp.
 5.28%, due 1/3/07                                   4,000,000      3,998,826
Ranger Funding LLC
 5.308%, due 1/30/07 (c)                             1,140,342      1,140,342
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (c)                             1,140,342      1,140,342
                                                                 ------------
Total Commercial Paper
 (Cost $36,854,197)                                                36,854,197
                                                                 ------------

 M-260 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        SHARES          VALUE
(x
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (2.3%)
BGI Institutional Money Market Fund (c)              7,940,361   $  7,940,361
                                                                 ------------
Total Investment Company
 (Cost $7,940,361)                                                  7,940,361
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
(x
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $380,343
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note, with rates between
 5.00%-8.96% and maturity dates between
 8/15/09-12/29/49, with a Principal Amount of
 $376,495 and a Market Value of $393,570) (c)       $  380,114        380,114
                                                                 ------------
Total Repurchase Agreement
 (Cost $380,114)                                                      380,114
                                                                 ------------
TIME DEPOSITS (11.1%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                               4,561,370      4,561,370
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                               3,040,913      3,040,913
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                           3,040,913      3,040,913
Bank of Montreal
 5.30%, due 1/26/07 (c)                              1,900,571      1,900,571
Barclays
 5.32%, due 1/18/07 (c)                              2,508,753      2,508,753
Calyon
 5.31%, due 2/12/07 (c)                              3,040,913      3,040,913
Citigroup
 5.325%, due 3/22/07 (c)                             2,660,799      2,660,799

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (c)                             $2,888,868   $  2,888,868
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                              3,040,913      3,040,913
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (c)                              2,812,845      2,812,845
Rabobank Nederland
 5.29%, due 3/6/07 (c)                               2,280,685      2,280,685
Standard Chartered Bank
 5.29%, due 1/10/07 (c)                              3,040,913      3,040,913
UBS AG
 5.285%, due 1/12/07 (c)                             3,040,913      3,040,913
                                                                 ------------
Total Time Deposits
 (Cost $37,859,369)                                                37,859,369
                                                                 ------------
Total Short-Term Investments
 (Cost $83,034,041)                                                83,034,041
                                                                 ------------
Total Investments
 (Cost $327,328,876) (e)                                 119.7%   406,490,718(f)
Liabilities in Excess of
 Cash and Other Assets                                   (19.7)   (66,915,477)
                                                    ----------   ------------
Net Assets                                               100.0%  $339,575,241
                                                    ==========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  The cost for federal income tax purposes is $327,651,229.
(f)  At December 31, 2006 net unrealized appreciation was
     $78,839,489, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $80,929,749 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,090,260.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $327,328,876) including $58,459,217
  market value of securities loaned             $406,490,718
Cash                                                   5,501
Receivables:
  Dividends and interest                              90,906
  Fund shares sold                                    90,109
Other assets                                             910
                                                -------------
    Total assets                                 406,678,144
                                                -------------

LIABILITIES:
Securities lending collateral                     60,113,412
Payables:
  Investment securities purchased                  6,354,833
  Fund shares redeemed                               276,784
  Manager (See Note 3)                               218,832
  Shareholder communication                           55,996
  Professional fees                                   42,528
  NYLIFE Distributors (See Note 3)                    35,643
  Custodian                                            1,559
  Directors                                              477
Accrued expenses                                       2,839
                                                -------------
    Total liabilities                             67,102,903
                                                -------------
Net assets                                      $339,575,241
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    118,718
  Service Class                                      115,206
Additional paid-in capital                       234,438,673
Accumulated undistributed net realized gain on
  investments                                     25,740,802
Net unrealized appreciation on investments        79,161,842
                                                -------------
Net assets                                      $339,575,241
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $173,107,609
                                                =============
Shares of capital stock outstanding               11,871,830
                                                =============
Net asset value per share outstanding           $      14.58
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $166,467,632
                                                =============
Shares of capital stock outstanding               11,520,612
                                                =============
Net asset value per share outstanding           $      14.45
                                                =============

 M-262 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,550,833
  Interest                                           907,002
  Income from securities loaned--net                 309,965
                                                 ------------
    Total income                                   2,767,800
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,514,453
  Distribution and service--Service Class
    (See Note 3)                                     396,114
  Professional fees                                   92,594
  Shareholder communication                           79,493
  Directors                                           18,616
  Custodian                                           18,430
  Miscellaneous                                       16,053
                                                 ------------
    Total expenses                                 3,135,753
                                                 ------------
Net investment loss                                 (367,953)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  26,178,179
Net change in unrealized appreciation on
  investments                                        911,157
                                                 ------------
Net realized and unrealized gain on investments   27,089,336
                                                 ------------
Net increase in net assets resulting from
  operations                                     $26,721,383
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $   (367,953)  $   (726,609)
 Net realized gain on
  investments                     26,178,179      9,531,506
 Net change in unrealized
  appreciation on investments        911,157     29,651,408
                                ---------------------------
 Net increase in net assets
  resulting from operations       26,721,383     38,456,305
                                ---------------------------
Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                  (3,048,439)       (73,365)
   Service Class                  (2,947,839)       (59,926)
                                ---------------------------
 Total distributions to
  shareholders                    (5,996,278)      (133,291)
                                ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  37,168,119     38,999,507
   Service Class                  41,380,409     53,887,831
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Initial Class                   3,048,439         73,365
   Service Class                   2,947,839         59,926
                                ---------------------------
                                  84,544,806     93,020,629
 Cost of shares redeemed:
   Initial Class                 (41,948,408)   (25,288,667)
   Service Class                 (20,577,115)    (6,219,909)
                                ---------------------------
                                 (62,525,523)   (31,508,576)
   Increase in net assets
    derived from capital share
    transactions                  22,019,283     61,512,053
                                ---------------------------
   Net increase in net assets     42,744,388     99,835,067

NET ASSETS:
Beginning of year                296,830,853    196,995,786
                                ---------------------------
End of year                     $339,575,241   $296,830,853
                                ===========================

 M-264 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-265

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        INITIAL CLASS
                                --------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                  2006          2005          2004         2003         2002
Net asset value at beginning
  of period                     $  13.59      $  11.61      $   9.47      $  6.54      $  9.16
                                --------      --------      --------      -------      -------
Net investment income (loss)        0.00 (b)     (0.03)(c)     (0.03)(c)    (0.04)(c)    (0.05)(c)
Net realized and unrealized
  gain (loss) on investments        1.25          2.02          2.17         2.97        (2.57)
                                --------      --------      --------      -------      -------
Total from investment
  operations                        1.25          1.99          2.14         2.93        (2.62)
                                --------      --------      --------      -------      -------
Less distributions:
  From net realized gain on
    investments                    (0.26)        (0.01)           --           --           --
                                --------      --------      --------      -------      -------
Net asset value at end of
  period                        $  14.58      $  13.59      $  11.61      $  9.47      $  6.54
                                ========      ========      ========      =======      =======
Total investment return             9.24%        17.10%(f)     22.61%       44.78%      (28.59%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      0.01%        (0.21%)       (0.32%)      (0.57%)      (0.67%)
  Net expenses                      0.82%         0.79%         0.88%        0.97%        0.97%
  Expenses (before
    reimbursement)                  0.82%         0.81%         0.88%        0.97%        1.10%
Portfolio turnover rate               51%           26%           50%          38%         163%
Net assets at end of period
  (in 000's)                    $173,108      $163,514      $127,345      $83,839      $23,230

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     17.07% and 16.78% for the Initial Class and Service Class, respectively, for the year ended December 31, 2005.
+    Annualized.

 M-266 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      SERVICE CLASS
---------------------------------------------------------
                                               JUNE 5,
                                               2003(A)
                                               THROUGH
          YEAR ENDED DECEMBER 31,            DECEMBER 31,
      2006          2005         2004            2003
    $  13.50      $  11.56      $  9.45        $  7.77
    --------      --------      -------      ------------
       (0.03)        (0.06)(c)    (0.05)(c)      (0.03)(c)
        1.24          2.01         2.16           1.71
    --------      --------      -------      ------------
        1.21          1.95         2.11           1.68
    --------      --------      -------      ------------
       (0.26)        (0.01)          --             --
    --------      --------      -------      ------------
    $  14.45      $  13.50      $ 11.56        $  9.45
    ========      ========      =======      ============
        8.97%        16.80%(f)    22.30%         21.71% (d)
       (0.24%)       (0.46%)      (0.57%)        (0.82%)+(e)
        1.07%         1.04%        1.13%          1.22%+
        1.07%         1.06%        1.13%          1.22%+
          51%           26%          50%            38%
    $166,468      $133,317      $69,651        $16,783

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 14.05%    9.32%       8.22%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO                  INDEX             RUSSELL 1000 VALUE INDEX
                                                   -------------------        --------------------      ------------------------
7/2/01                                                    10000                       10000                       10000
                                                           9897                        9909                        9561
                                                           8455                        8953                        8077
                                                          10904                       12362                       10503
                                                          12817                       15292                       12235
                                                          13548                       17226                       13098
12/31/06                                                  15452                       20708                       16012

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE        SINCE
TOTAL RETURNS              YEAR    YEARS(1)   INCEPTION(1)
----------------------------------------------------------
After Portfolio operating
  expenses                 13.77%    9.04%       7.95%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP        RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO                  INDEX             RUSSELL 1000 VALUE INDEX
                                                   -------------------        --------------------      ------------------------
7/2/01                                                    10000                       10000                       10000
                                                           9885                        9909                        9561
                                                           8424                        8953                        8077
                                                          10837                       12362                       10503
                                                          12706                       15292                       12235
                                                          13396                       17226                       13098
12/31/06                                                  15241                       20708                       16012

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell Midcap(R) Value Index*                           20.22%  15.88%     14.15%
Russell 1000(R) Value Index*                             22.25   10.86       8.94

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and since-inception periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.31% and 8.22% for the Initial Class and 9.04% and 7.95% for the Service Class for the five-year and since-inception periods, respectively.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-268   MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                        ENDING ACCOUNT
                                                 ENDING ACCOUNT                          VALUE (BASED
                                                  VALUE (BASED                         ON HYPOTHETICAL
                                 BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED            EXPENSES
                                  ACCOUNT          RETURNS AND           PAID             RETURN AND               PAID
                                   VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)           DURING
SHARE CLASS                       7/1/06            12/31/06           PERIOD(1)           12/31/06             PERIOD(1)

INITIAL CLASS                    $1,000.00          $1,088.30            $4.00            $1,021.20               $3.87
----------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                    $1,000.00          $1,087.05            $5.31            $1,019.95               $5.14
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.76% for Initial Class and 1.01% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-269

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     91.4
Short-Term Investments (collateral from securities lending                        22.0
  is 16.5%)*
Investment Company                                                                 4.0
Liabilities in Excess of Cash and Other Assets                                   (17.4)

* Includes 5.0% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-272 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  iShares Russell Midcap Value Index Fund
 2.  PMI Group, Inc. (The)
 3.  Genworth Financial, Inc., Class A
 4.  Kroger Co. (The)
 5.  Edison International
 6.  Barr Pharmaceuticals, Inc.
 7.  American Standard Cos., Inc.
 8.  Pitney Bowes, Inc.
 9.  Marshall & Ilsley Corp.
10.  Sovereign Bancorp, Inc.

 M-270   MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC.

HOW DID MAINSTAY VP MID CAP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Mid Cap Value Portfolio returned 14.05% for Initial Class shares and 13.77% for Service Class shares. Both share classes underperformed the 18.19% return of the average Lipper* Variable Products Equity Income Portfolio for the same period. Both share classes also underperformed the 20.22% return of the Russell Midcap(R) Value Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

DURING 2006, WHICH INDIVIDUAL STOCKS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE?

Kos Pharmaceuticals was a leading contributor. After purchasing the position earlier in 2006, the shares were acquired for a substantial premium by Abbot Laboratories in early November. The shares continued to rise through late December when we sold or tendered the entire position, benefiting the Portfolio's performance.

Canadian nickel producer Inco received multiple takeover bids by other mining concerns and was another positive contributor to the Portfolio's performance. We sold the Portfolio's entire Inco position after it appreciated above our market-value estimate.

Shares of offshore driller GlobalSanteFe were also strong. Higher contract rates for the company's offshore drilling platforms drove earnings and the share price higher throughout the year. We continued to own the position at year-end.

WHICH INDIVIDUAL HOLDINGS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2006?

Specialty chemical concern Chemtura suffered from higher manufacturing input costs. Unfortunately, the company had limited ability to pass these costs along to its customers. We still believe that the shares offer compelling value, and the Portfolio continues to hold them.

Shares of Abitibi-Consolidated fell during the year and hurt the Portfolio's performance. Higher manufacturing costs coupled with significantly lower-than-expected demand for newsprint detracted from the Portfolio's performance. We reduced our position in the first quarter and eliminated it entirely by August. Bowater is another paper manufacturer that suffered similar headwinds of higher manufacturing costs and slack demand. We eliminated the Portfolio's position in Bowater in October.

WERE THERE OTHER SIGNIFICANT PURCHASES OR SALES DURING 2006?

We reduced the Portfolio's overweighted position in energy as positions reached their respective price targets. We also initiated a number of new health care positions, raising the Portfolio's weighting in the health care sector.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END 2006?

As of December 31, 2006, the Portfolio was overweighted relative to the Russell Midcap(R) Value Index* in the health care, industrials and energy sectors and underweighted in utilities, financials and consumer staples.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP MID CAP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-271

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                         SHARES          VALUE
COMMON STOCKS (91.4%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Raytheon Co.                                            167,100   $  8,822,880
                                                                  ------------

AUTO COMPONENTS (2.0%)
TRW Automotive Holdings Corp. (a)                       365,100      9,445,137
                                                                  ------------
BUILDING PRODUCTS (2.2%)
V  American Standard Cos., Inc.                         228,100     10,458,385
                                                                  ------------

CHEMICALS (3.4%)
Arch Chemicals, Inc.                                    172,800      5,755,968
Chemtura Corp.                                          698,900      6,730,407
Olin Corp.                                              229,275      3,787,623
                                                                  ------------
                                                                    16,273,998
                                                                  ------------
COMMERCIAL BANKS (7.2%)
Compass Bancshares, Inc.                                117,570      7,013,050
KeyCorp (b)                                             246,800      9,385,804
V  Marshall & Ilsley Corp.                              199,673      9,606,268
PNC Financial Services Group, Inc.                      116,300      8,610,852
                                                                  ------------
                                                                    34,615,974
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
V  Pitney Bowes, Inc.                                   217,800     10,060,182
                                                                  ------------

COMPUTERS & PERIPHERALS (1.4%)
Emulex Corp. (a)                                        335,400      6,543,654
                                                                  ------------
CONTAINERS & PACKAGING (4.2%)
Ball Corp.                                              181,500      7,913,400
Owens-Illinois, Inc. (a)(b)                             397,200      7,328,340
Temple-Inland, Inc.                                     106,800      4,916,004
                                                                  ------------
                                                                    20,157,744
                                                                  ------------
DIVERSIFIED CONSUMER SERVICES (1.8%)
H&R Block, Inc. (b)                                     374,800      8,635,392
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Windstream Corp.                                         51,903        738,061
                                                                  ------------
ELECTRIC UTILITIES (5.7%)
V  Edison International                                 239,400     10,887,912
Entergy Corp.                                            74,200      6,850,144
PPL Corp.                                               261,600      9,375,744
                                                                  ------------
                                                                    27,113,800
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
Molex, Inc. Class A                                     239,700      6,639,690
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (5.6%)
Diamond Offshore Drilling, Inc. (b)                      69,800   $  5,579,812
ENSCO International, Inc.                               131,400      6,577,884
GlobalSantaFe Corp.                                     100,700      5,919,146
Pride International, Inc. (a)                            74,100      2,223,000
Rowan Cos., Inc. (b)                                    193,600      6,427,520
                                                                  ------------
                                                                    26,727,362
                                                                  ------------
FOOD & STAPLES RETAILING (3.0%)
V  Kroger Co. (The)                                     611,100     14,098,077
                                                                  ------------

FOOD PRODUCTS (2.6%)
Cadbury Schweppes PLC, Sponsored ADR (c)                 57,400      2,464,182
General Mills, Inc.                                     161,600      9,308,160
J.M. Smucker Co. (The)                                   15,800        765,826
                                                                  ------------
                                                                    12,538,168
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (2.3%)
Quest Diagnostics, Inc.                                 117,700      6,238,100
Universal Health Services, Inc. Class B                  84,200      4,667,206
                                                                  ------------
                                                                    10,905,306
                                                                  ------------
INSURANCE (9.5%)
Aspen Insurance Holdings, Ltd.                          340,400      8,972,944
V  Genworth Financial, Inc. Class A                     452,400     15,476,604
Hartford Financial Services Group, Inc. (The)            53,300      4,973,423
PartnerRe, Ltd. (b)                                     118,500      8,417,055
SAFECO Corp.                                            123,400      7,718,670
                                                                  ------------
                                                                    45,558,696
                                                                  ------------
IT SERVICES (1.0%)
Computer Sciences Corp. (a)                              87,200      4,653,864
                                                                  ------------

MACHINERY (2.0%)
Pentair, Inc.                                           178,600      5,608,040
Timken Co. (The)                                        127,500      3,720,450
                                                                  ------------
                                                                     9,328,490
                                                                  ------------
MEDIA (5.3%)
Gannett Co., Inc.                                       148,300      8,966,218
Getty Images, Inc. (a)(b)                               176,000      7,536,320
Tribune Co. (b)                                         281,200      8,655,336
                                                                  ------------
                                                                    25,157,874
                                                                  ------------
MULTI-UTILITIES (1.4%)
PG&E Corp.                                              142,594      6,748,974
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-272 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (1.7%)
Hess Corp.                                              167,400   $  8,298,018
                                                                  ------------

PHARMACEUTICALS (5.4%)
V  Barr Pharmaceuticals, Inc. (a)                       212,900     10,670,548
Forest Laboratories, Inc. (a)                           138,400      7,003,040
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (c)                                                261,200      8,118,096
                                                                  ------------
                                                                    25,791,684
                                                                  ------------
REAL ESTATE INVESTMENT TRUSTS (2.8%)
DCT Industrial Trust, Inc.                               55,500        654,900
Douglas Emmett, Inc.                                     72,500      1,927,775
General Growth Properties, Inc.                          99,800      5,212,554
Highwoods Properties, Inc.                              140,900      5,743,084
                                                                  ------------
                                                                    13,538,313
                                                                  ------------
ROAD & RAIL (1.9%)
CSX Corp.                                               261,900      9,017,217
                                                                  ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Advanced Micro Devices, Inc. (a)                        462,600      9,413,910
                                                                  ------------

SPECIALTY RETAIL (3.9%)
Barnes & Noble, Inc.                                     88,700      3,522,277
Gap, Inc. (The)                                         360,900      7,037,550
Williams-Sonoma, Inc. (b)                               256,500      8,064,360
                                                                  ------------
                                                                    18,624,187
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (5.8%)
V  PMI Group, Inc. (The) (b)                            386,900     18,250,073
V  Sovereign Bancorp, Inc. (b)                          374,418      9,506,473
                                                                  ------------
                                                                    27,756,546
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (1.3%)
W.W. Grainger, Inc.                                      85,800      6,000,852
                                                                  ------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
ALLTEL Corp.                                             41,400      2,503,872
                                                                  ------------
Total Common Stocks
 (Cost $375,772,120)                                               436,166,307
                                                                  ------------

INVESTMENT COMPANY (4.0%)
------------------------------------------------------------------------------
V  iShares Russell Midcap Value Index Fund (b)(d)       129,400     18,948,042
                                                                  ------------
Total Investment Company
 (Cost $16,234,236)                                                 18,948,042
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (22.0%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.5%)
Barton Capital LLC
 5.298%, due 1/4/07 (e)                             $ 1,462,145   $  1,462,145
Charta LLC
 5.314%, due 1/11/07 (e)                              1,497,891      1,497,891
Ciesco, Inc.
 5.305%, due 1/10/07 (e)                              1,954,876      1,954,876
Compass Securitization LLC
 5.324%, due 1/18/07 (e)                              1,997,189      1,997,189
Fairway Finance Corp.
 5.301%, due 1/8/07 (e)                               1,497,891      1,497,891
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (e)                              1,477,348      1,477,348
Goldman Sachs Group, Inc.
 5.29%, due 1/11/07                                   3,000,000      2,995,592
Greyhawk Funding LLC
 5.305%, due 1/5/07 (e)                               1,465,000      1,465,000
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (e)                              1,497,892      1,497,892
Liberty Street Funding Co.
 5.325%, due 1/29/07 (e)                                499,297        499,297
Old Line Funding LLC
 5.303%, due 1/9/07 (e)                               1,957,065      1,957,065
Prudential Funding LLC
 5.26%, due 1/3/07                                    2,305,000      2,304,326
Ranger Funding LLC
 5.308%, due 1/30/07 (e)                              1,497,891      1,497,891
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (e)                              1,497,892      1,497,892
Toyota Motor Credit Co.
 5.27%, due 1/4/07                                    7,430,000      7,426,737
                                                                  ------------
Total Commercial Paper
 (Cost $31,029,032)                                                 31,029,032
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANIES (5.0%)
BGI Institutional Money Market Fund (e)              10,430,026     10,430,026
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                         13,213,363     13,213,363
                                                                  ------------
Total Investment Companies
 (Cost $23,643,389)                                                 23,643,389
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $499,598 (Collateralized by
 various Corporate Bonds and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and maturity dates
 between 8/15/09-12/29/49, with a Principal Amount
 of $494,544 and a Market Value of $516,973)(e)     $   499,297   $    499,297
                                                                  ------------
Total Repurchase Agreement
 (Cost $499,297)                                                       499,297
                                                                  ------------
TIME DEPOSITS (10.4%)
Abbey National PLC
 5.34%, due 1/2/07 (e)                                5,991,567      5,991,567
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                                3,994,378      3,994,378
Bank of America Corp.
 5.27%, due 1/19/07 (e)(f)                            3,994,378      3,994,378
Bank of Montreal
 5.30%, due 1/26/07 (e)                               2,496,486      2,496,486
Barclays
 5.32%, due 1/18/07 (e)                               3,295,362      3,295,362
Calyon
 5.31%, due 2/12/07 (e)                               3,994,378      3,994,378
Citigroup
 5.325%, due 3/22/07 (e)                              3,495,081      3,495,081
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (e)                               3,794,659      3,794,659
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                               3,994,378      3,994,378
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (e)                               3,694,799      3,694,799

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Rabobank Nederland
 5.29%, due 3/6/07 (e)                              $ 2,995,783   $  2,995,783
Standard Chartered Bank
 5.29%, due 1/10/07 (e)                               3,994,378      3,994,378
UBS AG
 5.285%, due 1/12/07 (e)                              3,994,378      3,994,378
                                                                  ------------
Total Time Deposits
 (Cost $49,730,005)                                                 49,730,005
                                                                  ------------
Total Short-Term Investments
 (Cost $104,901,723)                                               104,901,723
                                                                  ------------
Total Investments
 (Cost $496,908,079)(g)                                   117.4%   560,016,072(h)
Liabilities in Excess of
 Cash and Other Assets                                    (17.4)   (82,822,901)
                                                    -----------   ------------
Net Assets                                                100.0%  $477,193,171
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(g)  The cost for federal income tax purposes is $496,856,216.
(h)  At December 31, 2006 net unrealized appreciation was
     $63,159,856, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $68,743,365 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,583,509.

 M-274 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $496,908,079) including $76,421,412
  market value of securities loaned             $560,016,072
Cash                                                   5,837
Receivables:
  Dividends and interest                             594,691
  Fund shares sold                                   221,822
Other assets                                           1,242
                                                -------------
    Total assets                                 560,839,664
                                                -------------

LIABILITIES:
Securities lending collateral                     78,961,705
Payables:
  Investment securities purchased                  4,092,964
  Manager (See Note 3)                               284,667
  Fund shares redeemed                               138,476
  Shareholder communication                           73,453
  Professional fees                                   49,413
  NYLIFE Distributors (See Note 3)                    40,538
  Custodian                                            1,427
  Directors                                              657
Accrued expenses                                       3,193
                                                -------------
    Total liabilities                             83,646,493
                                                -------------
Net assets                                      $477,193,171
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    206,069
  Service Class                                      138,577
Additional paid-in capital                       369,374,718
Accumulated undistributed net investment
  income                                           4,520,850
Accumulated undistributed net realized gain on
  investments and written option transactions     39,844,964
Net unrealized appreciation on investments        63,107,993
                                                -------------
Net assets                                      $477,193,171
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $285,825,661
                                                =============
Shares of capital stock outstanding               20,606,866
                                                =============
Net asset value per share outstanding           $      13.87
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $191,367,510
                                                =============
Shares of capital stock outstanding               13,857,703
                                                =============
Net asset value per share outstanding           $      13.81
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,909,921
  Interest                                         1,354,412
  Income from securities loaned--net                 139,569
                                                 ------------
    Total income                                   8,403,902
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,167,845
  Distribution and service--Service Class
    (See Note 3)                                     427,476
  Shareholder communication                          112,148
  Professional fees                                  107,887
  Directors                                           25,652
  Custodian                                           16,323
  Miscellaneous                                       21,842
                                                 ------------
    Total expenses                                 3,879,173
                                                 ------------
Net investment income                              4,524,729
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           39,870,629
  Written option transactions                        256,723
                                                 ------------
Net realized gain on investments and written
  option transactions                             40,127,352
                                                 ------------
Net change in unrealized appreciation on
  investments                                     14,486,445
                                                 ------------
Net realized and unrealized gain on investments
  and written option transactions                 54,613,797
                                                 ------------
Net increase in net assets resulting from
  operations                                     $59,138,526
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $25,662.

 M-276 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  4,524,729   $  3,224,458
 Net realized gain on
  investments and written
  option transactions             40,127,352     20,543,783
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions               --         16,177
 Net change in unrealized
  appreciation on investments     14,486,445     (1,942,656)
                                ---------------------------
 Net increase in net assets
  resulting from operations       59,138,526     21,841,762
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                    (270,708)    (2,112,408)
   Service Class                          --       (846,941)
 From net realized gain on investments:
   Initial Class                  (3,606,729)   (12,655,130)
   Service Class                  (2,419,421)    (6,829,981)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                    (6,296,858)   (22,444,460)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  10,748,891     45,781,191
   Service Class                  31,544,124     69,756,113
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                   3,877,437     14,767,538
   Service Class                   2,419,421      7,676,922
                                ---------------------------
                                  48,589,873    137,981,764
 Cost of shares redeemed:
   Initial Class                 (41,214,605)   (36,773,363)
   Service Class                 (12,748,686)    (5,823,264)
                                ---------------------------
                                 (53,963,291)   (42,596,627)
   Increase (decrease) in net
    assets derived from
    capital share transactions    (5,373,418)    95,385,137
                                ---------------------------
   Net increase in net assets     47,468,250     94,782,439
NET ASSETS:
Beginning of year                429,724,921    334,942,482
                                ---------------------------
End of year                     $477,193,171   $429,724,921
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $  4,520,850   $    266,829
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS
                                ---------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  2006          2005          2004          2003         2002
Net asset value at beginning
  of period                     $  12.33      $  12.31      $  10.65      $   8.33      $  9.85
                                --------      --------      --------      --------      -------
Net investment income               0.15          0.11(b)       0.10          0.11(b)      0.09
Net realized and unrealized
  gain (loss) on investments        1.58          0.60          1.77          2.30        (1.52)
                                --------      --------      --------      --------      -------
Total from investment
  operations                        1.73          0.71          1.87          2.41        (1.43)
                                --------      --------      --------      --------      -------
Less dividends and
  distributions:
  From net investment income       (0.01)        (0.10)        (0.10)        (0.09)       (0.09)
  From net realized gain on
    investments                    (0.18)        (0.59)        (0.11)           --           --
                                --------      --------      --------      --------      -------
Total dividends and
  distributions                    (0.19)        (0.69)        (0.21)        (0.09)       (0.09)
                                --------      --------      --------      --------      -------
Net asset value at end of
  period                        $  13.87      $  12.33      $  12.31      $  10.65      $  8.33
                                ========      ========      ========      ========      =======
Total investment return            14.05%         5.70%(c)(d)    17.54%      28.97%      (14.57%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.09%         0.89%         1.08%         1.21%        1.39%
  Net expenses                      0.76%         0.72%         0.81%         0.84%        0.89%
  Expenses (before
    reimbursement)                  0.76%         0.75%         0.81%         0.84%        0.92%
Portfolio turnover rate               52%           37%           29%           34%          46%
Net assets at end of period
  (in 000's)                    $285,826      $279,251      $255,129      $141,877      $84,392

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing cost. If these nonrecurring reimbursements had not been made, the total return would have been
     5.67% and 5.40% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than 0.01%.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.

 M-278 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    SERVICE CLASS
    -----------------------------------------------------------------------------
                                                                      JUNE 5,
                                                                      2003(A)
                                                                      THROUGH
                    YEAR ENDED DECEMBER 31,                        DECEMBER 31,
      2006                 2005                  2004                  2003
    $  12.29             $  12.29              $  10.64              $   9.18
    --------          ---------------       ---------------       ---------------
        0.11                 0.08(b)               0.08                  0.05(b)
        1.59                 0.58                  1.76                  1.50
    --------          ---------------       ---------------       ---------------
        1.70                 0.66                  1.84                  1.55
    --------          ---------------       ---------------       ---------------
          --                (0.07)                (0.08)                (0.09)
       (0.18)               (0.59)                (0.11)                   --
    --------          ---------------       ---------------       ---------------
       (0.18)               (0.66)                (0.19)                (0.09)
    --------          ---------------       ---------------       ---------------
    $  13.81             $  12.29              $  12.29              $  10.64
    ========          ===============       ===============       ===============
       13.77%                5.43%(c)(d)          17.25%                16.89%(e)
        0.85%                0.64%                 0.83%                 0.96%+(f)
        1.01%                0.97%                 1.06%                 1.09%+
        1.01%                1.00%                 1.06%                 1.09%+
          52%                  37%                   29%                   34%
    $191,368             $150,474              $ 79,813              $ 17,384

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses    9.93%

(LINE GRAPH)                                (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                 LEHMAN BROTHERS        MODERATE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              10993               11386               12152               10457               11083

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses    9.69%

(LINE GRAPH)                                (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                 LEHMAN BROTHERS        MODERATE
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              10969               11386               12152               10457               11083

                                                                 SINCE
BENCHMARK PERFORMANCE                                          INCEPTION

Moderate Allocation Benchmark*                                   10.83%
S&P 500(R) Index*                                                13.86
MSCI EAFE(R) Index*                                              21.52
Lehman Brothers(R) Aggregate Bond Index*                          4.57

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-280   MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    ENDING ACCOUNT
                                                                                     VALUE (BASED
                                               ENDING ACCOUNT                       ON HYPOTHETICAL
                                                VALUE (BASED                         5% ANNUALIZED
                               BEGINNING         ON ACTUAL          EXPENSES          RETURN AND              EXPENSES
                                ACCOUNT         RETURNS AND           PAID              ACTUAL                  PAID
                                 VALUE           EXPENSES)           DURING            EXPENSES)               DURING
SHARE CLASS                     7/1/06            12/31/06          PERIOD(1)          12/31/06              PERIOD(1)

INITIAL CLASS                  $1,000.00         $1,095.15            $0.79            $1,024.25               $0.77
--------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00         $1,094.00            $2.11            $1,023.00               $2.04
--------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.15% for Initial Class, 0.40% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-281

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.7
Cash and Other Assets, Less Liabilities                                           0.3

See Portfolio of Investments on page M-285 for specific holdings within these categories.

 M-282   MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK AND PEERS FROM FEBRUARY 13 THROUGH DECEMBER 31, 2006?

From February 13 through December 31, 2006, MainStay VP Moderate Allocation Portfolio returned 9.93% for Initial Class shares and 9.69% for Service Class shares. Both share classes outperformed the 9.53% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Moderate Portfolio(1) for the same period. Both share classes underperformed the 13.86% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 10.83% return of the Moderate Allocation Benchmark* from February 13 through December 31, 2006. The Moderate Allocation Benchmark is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

WERE THERE ANY CHANGES IN THE WAY THE PORTFOLIO WAS MANAGED DURING THE REPORTING PERIOD?

During the reporting period, Devon McCormick resigned as portfolio manager of the Portfolio. Also during the reporting period, the Board of Directors authorized MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

HOW WAS THE PORTFOLIO ALLOCATED AMONG THE UNDERLYING INVESTMENT OPTIONS?

Throughout the summer and into the fall, we emphasized underlying investment options with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. During the last six months of 2006, the style bias had little impact on the performance of the Portfolio, but the orientation toward larger capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN THE PORTFOLIO'S ALLOCATIONS DURING THE REPORTING PERIOD?

One recent change has been a gradual migration out of MainStay VP Common Stock Portfolio and into MainStay VP ICAP Select Equity Portfolio,(2) MainStay VP Large Cap Growth Portfolio and MainStay Growth Equity Fund. Although the shift detracted from per-formance through December 31, 2006, the overall impact was slight.

We also elected to split the Portfolio's exposure to international equities evenly between MainStay VP International Portfolio and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the S&P 500(R) Index,* as well as the Moderate Allocation Index* are calculated from inception (2/13/06) through 12/31/06. Performance for the average Lipper* Variable Products Mixed-Asset Allocation Moderate Portfolio is calculated from 2/8/06 through 12/31/06.
2. During the reporting period, The Dreyfus Corporation was terminated as subadvisor of MainStay VP Basic Value Portfolio and replaced by Institutional Capital LLC (ICAP). Effective 11/10/06, MainStay VP Basic Value Portfolio's name was changed to MainStay VP ICAP Select Equity Portfolio.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Moderate Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-283

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS HELD BY THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing underlying investment option held by the Portfolio. MainStay VP ICAP Select Equity Portfolio followed at some distance, and MainStay VP Value Portfolio was the third-best performer.

Among underlying investment options held by the Portfolio, MainStay VP Small Cap Growth Portfolio had the lowest total return, followed by MainStay VP Developing Growth Portfolio and MainStay VP Bond Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH DETRACTED?

A sizable average allocation to MainStay VP Common Stock Portfolio was among the strongest positive contributors to the Portfolio's performance on an absolute basis and relative to the Moderate Allocation Benchmark.* Despite a relatively small allocation to MainStay VP International Equity Portfolio, the position contributed materially to the Portfolio's performance because of the Underlying Portfolio's excellent return.

Although none of the Portfolio's underlying investment options generated negative returns, a position in MainStay VP Large Cap Growth Portfolio was the most noteworthy detractor from the Portfolio's performance relative to the Moderate Allocation Benchmark.*

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

A strategic blend of fixed-income investments similar to the bond component of the benchmark was established at the inception of the Portfolio and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Portfolio maintains small, strategic exposures to MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio, and the latter fared well during the reporting period. The Portfolio's much larger allocation to MainStay VP Bond Fund resulted in modest returns only a shade better than inflation or cash.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the underlying investment options will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

Not all investment divisions are available under all policies.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP MODERATE ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-284   MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.7%)+
----------------------------------------------------------------------------
EQUITY FUNDS (59.8%)
MainStay Growth Equity Fund Class I (a)               183,255   $  2,045,120
MainStay ICAP Equity Fund Class I                      99,065      4,460,910
MainStay ICAP International Fund Class I              177,198      6,926,676
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                 30,098        730,095
MainStay VP Common Stock Portfolio Initial Class      635,098     15,563,322
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          1,256,842     17,287,506
MainStay VP International Equity Portfolio Initial
 Class                                                369,664      6,905,114
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          1,766,263     21,889,818
MainStay VP S&P 500 Index Portfolio Initial Class     236,876      6,871,035
                                                                ------------
                                                                  82,679,596
                                                                ------------
FIXED INCOME FUNDS (39.9%)
MainStay VP Bond Portfolio Initial Class            3,046,740     41,439,002
MainStay VP Floating Rate Portfolio Initial Class     700,509      6,906,817
MainStay VP High Yield Corporate Bond Portfolio
 Initial Class                                        653,000      6,887,418
                                                                ------------
                                                                  55,233,237
                                                                ------------
Total Affiliated Investment Companies
 (Cost $131,528,695) (b)                                 99.7%   137,912,833(c)
Cash and Other Assets,
 Less Liabilities                                         0.3        422,055
                                                    ---------   ------------
Net Assets                                              100.0%  $138,334,888
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  The cost for federal income tax purposes is $132,023,444.
(c)  At December 31, 2006 net unrealized appreciation was
     $5,889,389 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $6,051,171 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $161,782.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $131,528,695)       $137,912,833
Cash                                                 451,812
Receivables:
  Fund shares sold                                   487,163
  Interest                                             1,589
Unamortized offering costs                             1,633
Other assets                                               4
                                                -------------
    Total assets                                 138,855,034
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                    451,812
  NYLIFE Distributors (See Note 3)                    26,958
  Professional fees                                   22,304
  Shareholder communication                           13,823
  Custodian                                            2,088
  Directors                                              139
Accrued expenses                                       3,022
                                                -------------
    Total liabilities                                520,146
                                                -------------
Net assets                                      $138,334,888
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      4,946
  Service Class                                      122,603
Additional paid-in capital                       131,579,833
Undistributed net investment income                   18,442
Undistributed net realized gain on investments       224,926
Net unrealized appreciation on investments         6,384,138
                                                -------------
Net assets                                      $138,334,888
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $  5,369,859
                                                =============
Shares of capital stock outstanding                  494,617
                                                =============
Net asset value per share outstanding           $      10.86
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $132,965,029
                                                =============
Shares of capital stock outstanding               12,260,321
                                                =============
Net asset value per share outstanding           $      10.85
                                                =============

 M-286 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                          $1,177,231
  Interest                                            27,098
                                                  -----------
    Total income                                   1,204,329
                                                  -----------
EXPENSES:
  Distribution and service--Service Class
    (See Note 3)                                     148,517
  Professional fees                                   35,487
  Custodian                                           17,984
  Offering                                            16,512
  Shareholder communication                           15,072
  Directors                                            2,983
  Miscellaneous                                        3,441
                                                  -----------
    Total expenses                                   239,996
                                                  -----------
Net investment income                                964,333
                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Affiliated investment company transactions        (102,138)
  Capital gain distributions from affiliated
    investment company transactions                  937,553
                                                  -----------
Net realized gain on investments                     835,415
                                                  -----------
Net unrealized appreciation on investments         6,384,138
                                                  -----------
Net realized and unrealized gain on investments    7,219,553
                                                  -----------
Net increase in net assets resulting from
  operations                                      $8,183,886
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $    964,333
 Net realized gain on
  investments                        835,415
 Net unrealized appreciation
  on investments                   6,384,138
                                ------------
 Net increase in net assets
  resulting from operations        8,183,886
                                ------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                     (51,473)
   Service Class                  (1,124,377)
 From net realized gain on investments:
   Initial Class                     (15,237)
   Service Class                    (376,805)
                                ------------
 Total dividends and
  distributions to
  shareholders                    (1,567,892)
                                ------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   5,219,233
   Service Class                 154,255,193
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                      66,710
   Service Class                   1,501,182
                                ------------
                                 161,042,318
 Cost of shares redeemed:
   Initial Class                    (189,136)
   Service Class                 (29,134,288)
                                ------------
                                 (29,323,424)
   Increase in net assets
    derived from capital share
    transactions                 131,718,894
                                ------------
   Net increase in net assets    138,334,888

NET ASSETS:
Beginning of period                       --
                                ------------
End of period                   $138,334,888
                                ============
Undistributed net investment
 income at end of period        $     18,442
                                ============

 M-288 MainStay VP Moderate Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS                             SERVICE CLASS
                                            -------------                             -------------
                                            FEBRUARY 13,                              FEBRUARY 13,
                                               2006(A)                                   2006(A)
                                               THROUGH                                   THROUGH
                                            DECEMBER 31,                              DECEMBER 31,
                                                2006                                      2006
Net asset value at beginning of period        $  10.00                                  $  10.00
                                            -------------                             -------------
Net investment income                             0.18(b)                                   0.14(b)
Net realized and unrealized gain on
  investments                                     0.82                                      0.83
                                            -------------                             -------------
Total from investment operations                  1.00                                      0.97
                                            -------------                             -------------
Less dividends and distributions:
  From net investment income                     (0.11)                                    (0.09)
  From net realized gain on investments          (0.03)                                    (0.03)
                                            -------------                             -------------
Total dividends and distributions                (0.14)                                    (0.12)
                                            -------------                             -------------
Net asset value at end of period              $  10.86                                  $  10.85
                                            =============                             =============
Total investment return                           9.93%(c)                                  9.69%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           1.96%+                                    1.55%+
  Net expenses                                    0.15%+                                    0.40%+
Portfolio turnover rate                             62%                                       62%
Net assets at end of period (in 000's)        $  5,370                                  $132,965

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses   11.92%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                                        MODERATE
                                     GROWTH                                                  LEHMAN BROTHERS         GROWTH
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              11192               11386               12152               10457               11309

SERVICE CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                        SINCE
TOTAL RETURNS                       INCEPTION
---------------------------------------------
After Portfolio operating expenses   11.69%

                                            (After Portfolio operating expenses)

                                   MAINSTAY VP
                                    MODERATE                                                                        MODERATE
                                     GROWTH                                                  LEHMAN BROTHERS         GROWTH
                                   ALLOCATION                               MSCI EAFE        AGGREGATE BOND        ALLOCATION
                                    PORTFOLIO         S&P 500 INDEX           INDEX               INDEX             BENCHMARK
                                   -----------        -------------         ---------        ---------------       ----------
2/13/06                               10000               10000               10000               10000               10000
12/31/06                              11169               11386               12152               10457               11309

                                                                 SINCE
BENCHMARK PERFORMANCE                                          INCEPTION

Moderate Growth Allocation Benchmark*                            13.09%
S&P 500(R) Index*                                                13.86
MSCI EAFE(R) Index*                                              21.52
Lehman Brothers(R) Aggregate Bond Index*                          4.57

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-290   MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,107.35            $0.69            $1,024.35             $0.66
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,106.10            $2.02            $1,023.10             $1.94
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.13% for Initial Class and 0.38% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The expense ratio does not include the fees and expenses associated with investments made in Underlying Funds; such fees and expenses are reflected as a reduction in the Portfolio's gross return.

                                                 www.mainstayfunds.com     M-291

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Affiliated Investment Companies                                                  99.2
Cash and Other Assets, Less Liabilities                                           0.8

See Portfolio of Investments on page M-295 for specific holdings within these categories.

 M-292   MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Tony Elavia of New York Life Investment Management LLC.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK AND PEERS FROM FEBRUARY 13 THROUGH DECEMBER 31, 2006?

From February 13 through December 31, 2006, MainStay VP Moderate Growth Allocation Portfolio returned 11.92% for Initial Class shares and 11.69% for Service Class shares. Both share classes out-performed the 10.02% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio(1) for the same period. Both share classes underperformed the 13.86% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 13.09% return of the Moderate Growth Allocation Benchmark* from February 13 through December 31, 2006. The Moderate Growth Allocation Benchmark is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

WERE THERE ANY CHANGES IN THE WAY THE PORTFOLIO WAS MANAGED DURING THE REPORTING PERIOD?

During the reporting period, Devon McCormick resigned as portfolio manager of the Portfolio. Also during the reporting period, the Board of Directors authorized MainStay VP Asset Allocation Portfolios to invest in affiliated MainStay mutual funds as underlying investment options.

HOW WAS THE PORTFOLIO ALLOCATED AMONG THE UNDERLYING INVESTMENT OPTIONS?

Throughout the summer and into the fall, we emphasized underlying investment options with larger average capitalizations and a stronger growth orientation. We believed that the market's capitalization and style preferences had become a bit distorted in recent years. During the last six months of 2006, the style bias had little impact on the performance of the Portfolio, but the orientation toward larger capitalizations began to benefit returns.

WERE THERE ANY SPECIFIC CHANGES IN THE PORTFOLIO'S ALLOCATION DURING THE REPORTING PERIOD?

One recent change has been a gradual migration out of MainStay VP Common Stock Portfolio and into MainStay VP ICAP Select Equity Portfolio(2) and MainStay VP Large Cap Growth Portfolio. Although the shift detracted from performance through December 31, 2006, the overall impact was slight.

We also elected to split the Portfolio's exposure to international equities evenly between MainStay VP International Portfolio and MainStay ICAP International Fund. Since MainStay ICAP International Fund did not become available until September 1, 2006, the impact of the move, though negative, has been very mild.


1. Performance for Initial Class and Service Class shares and the Portfolio's benchmark, the S&P 500(R) Index,* as well as the Moderate Growth Allocation Index* are calculated from inception (2/13/06) through 12/31/06. Performance for the average Lipper* Variable Products Mixed-Asset Allocation Growth Portfolio is calculated from 2/8/06 through 12/31/06.
2. During the reporting period, The Dreyfus Corporation was terminated as subadvisor of MainStay VP Basic Value Portfolio and replaced by Institutional Capital LLC (ICAP). Effective 11/10/06, MainStay VP Basic Value Portfolio's name was changed to MainStay VP ICAP Select Equity Portfolio.

The Portfolio's performance depends on the advisor's skill in determining the asset-class allocations and the mix of underlying investment options as well as the performance of these underlying investment options. The underlying investment options' performance may be lower than the performance of the asset class or classes the underlying investment options were selected to represent. The Portfolio is indirectly subject to the investment risks of each underlying investment option held. Principal risks of the underlying investment options are described below.

MainStay VP Moderate Growth Allocation Portfolio is a "fund of funds" that invests in other MainStay VP Portfolios and other MainStay mutual funds. The cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, clients will indirectly bear fees and expenses charged by the underlying investment options in which the Portfolio invests in addition to the Portfolio's direct fees and expenses. In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to the client and may increase taxes payable by the client.

The Portfolio may invest more than 25% of its assets in one underlying investment option, which may significantly affect the net asset value of the Portfolio.

- Stocks and bonds can decline because of adverse issuer, market, regulatory or economic developments.

- The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-293

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS HELD BY THE PORTFOLIO HAD THE HIGHEST TOTAL RETURNS AND WHICH HAD THE LOWEST?

In terms of total return, MainStay VP International Equity Portfolio was by far the best-performing underlying investment option held by the Portfolio. MainStay VP ICAP Select Equity Portfolio followed at some distance, and MainStay VP Income & Growth Portfolio was the third-best performer.

Among underlying investment options held by the Portfolio, MainStay VP Small Cap Growth Portfolio had the lowest total return, followed by MainStay VP Developing Growth Portfolio and MainStay VP Capital Appreciation Portfolio.

DURING THE REPORTING PERIOD, WHICH UNDERLYING INVESTMENT OPTIONS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH DETRACTED?

A sizable average allocation to MainStay VP Common Stock Portfolio was among the strongest positive contributors to the Portfolio's performance on an absolute basis and relative to the Moderate Growth Allocation Benchmark.* The Portfolio's position in

MainStay VP International Equity Portfolio contributed substantially to the Portfolio's performance because of the Underlying Portfolio's excellent return.

Although none of the Portfolio's underlying investment options generated negative returns, a position in MainStay VP Large Cap Growth Portfolio was the most noteworthy detractor from the Portfolio's performance relative to the Moderate Growth Allocation Benchmark.*

WHAT FACTORS INFLUENCED PERFORMANCE IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

A strategic blend of fixed-income investments similar to the bond component of the benchmark was established at the inception of the Portfolio and has been maintained ever since. During the reporting period, fixed-income returns tended to improve with investments made further down the credit spectrum. The Portfolio maintains small, strategic exposures to MainStay VP Floating Rate Portfolio and MainStay VP High Yield Corporate Bond Portfolio, and the latter fared well during the reporting period. The Portfolio's much larger allocation to MainStay VP Bond Fund resulted in modest returns only a shade better than inflation or cash.


- High-yield securities carry higher risks, and some of the underlying investment options' investments have speculative characteristics and present a greater risk of loss than higher-quality debt securities. High-yield securities can also be subject to greater price volatility.

- Stocks of small companies may be subject to higher price volatility, significantly lower trading volume and greater spreads between bid and ask prices than stocks of larger companies. Furthermore, small-cap companies may be more vulnerable to adverse business or market developments and may have product lines that are more limited than those of larger-capitalization companies.

- Stocks of mid-cap companies may be more volatile and less liquid than the securities of larger companies.

- Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

- When interest rates rise, the prices of fixed-income securities in the Underlying Funds' portfolios will generally fall. On the other hand, when interest rates fall, the prices of fixed-income securities in the underlying investment options will generally rise.

- Underlying Floating-Rate Portfolios are generally considered to have speculative characteristics. These underlying investment options may involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration and limited liquidity.

- AN INVESTMENT IN THE UNDERLYING CASH MANAGEMENT PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE UNDERLYING CASH MANAGEMENT PORTFOLIO SEEKS TO MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS COULD OCCUR BECAUSE OF HIGHLY UNUSUAL MARKET CONDITIONS OR A SUDDEN COLLAPSE IN THE CREDITWORTHINESS OF A COMPANY ONCE BELIEVED TO BE AN ISSUER OF HIGH-QUALITY, SHORT-TERM SECURITIES.

Before making an investment in the Portfolio, you should consider all the risks associated with it.

Not all investment divisions are available under all policies.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-294   MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                       SHARES          VALUE
AFFILIATED INVESTMENT COMPANIES (99.2%)+
----------------------------------------------------------------------------
EQUITY FUNDS (79.3%)
MainStay ICAP Equity Fund Class I                     198,062   $  8,918,713
MainStay ICAP International Fund Class I              330,992     12,938,470
MainStay VP Capital Appreciation Portfolio Initial
 Class                                                183,522      4,451,740
MainStay VP Common Stock Portfolio Initial Class    1,352,122     33,134,282
MainStay VP ICAP Select Equity Portfolio Initial
 Class (a)                                          1,842,284     25,340,096
MainStay VP International Equity Portfolio Initial
 Class                                                695,731     12,995,860
MainStay VP Large Cap Growth Portfolio Initial
 Class (a)                                          2,615,015     32,408,644
MainStay VP S&P 500 Index Portfolio Initial Class     272,816      7,913,547
                                                                ------------
                                                                 138,101,352
                                                                ------------
FIXED INCOME FUNDS (19.9%)
MainStay VP Bond Portfolio Initial Class            1,275,643     17,350,144
MainStay VP Floating Rate Portfolio Initial Class     873,956      8,616,958
MainStay VP High Yield Corporate Bond Portfolio
 Initial Class                                        828,016      8,733,374
                                                                ------------
                                                                  34,700,476
                                                                ------------
Total Affiliated Investment Companies
 (Cost $164,328,630) (b)                                 99.2%   172,801,828(c)
Cash and Other Assets,
 Less Liabilities                                         0.8      1,420,202
                                                    ---------   ------------
Net Assets                                              100.0%  $174,222,030
                                                    =========   ============

+    Percentages indicated are based on Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of the outstanding shares of the underlying Portfolio/Fund.
(b)  The cost for federal income tax purposes is $164,768,394.
(c)  At December 31, 2006 net unrealized appreciation was
     $8,033,434 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $8,355,370 and aggregate gross unrealized depreciation for all investments on which there was an
     excess of cost over market value of $321,936.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com  M-295

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in affiliated investment companies,
  at value (identified cost $164,328,630)       $172,801,828
Cash                                               1,565,224
Receivables:
  Fund shares sold                                 1,492,849
  Interest                                             2,498
Unamortized offering costs                             1,633
Other assets                                               5
                                                -------------
    Total assets                                 175,864,037
                                                -------------

LIABILITIES:
Payables:
  Investment securities purchased                  1,565,223
  NYLIFE Distributors (See Note 3)                    32,334
  Professional fees                                   23,146
  Shareholder communication                           16,322
  Custodian                                            2,191
  Directors                                              164
Accrued expenses                                       2,627
                                                -------------
    Total liabilities                              1,642,007
                                                -------------
Net assets                                      $174,222,030
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      9,483
  Service Class                                      148,508
Additional paid-in capital                       164,579,688
Undistributed net investment income                   27,249
Undistributed net realized gain on investments       983,904
Net unrealized appreciation on investments         8,473,198
                                                -------------
Net assets                                      $174,222,030
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 10,468,469
                                                =============
Shares of capital stock outstanding                  948,340
                                                =============
Net asset value per share outstanding           $      11.04
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $163,753,561
                                                =============
Shares of capital stock outstanding               14,850,841
                                                =============
Net asset value per share outstanding           $      11.03
                                                =============

 M-296 MainStay VP Moderate Growth Allocation Portfolio         The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividend distributions from affiliated
    investment companies                         $ 1,247,547
  Interest                                            20,494
                                                 ------------
    Total income                                   1,268,041
                                                 ------------
EXPENSES:
  Distribution and service--Service Class (See
    Note 3)                                          168,515
  Professional fees                                   36,528
  Custodian                                           19,141
  Shareholder communication                           17,693
  Offering                                            16,512
  Directors                                            3,450
  Miscellaneous                                        3,077
                                                 ------------
    Total expenses                                   264,916
                                                 ------------
Net investment income                              1,003,125
                                                 ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:
Net realized gain on:
  Affiliated investment company transactions         410,170
  Capital gain distributions from affiliated
    investment company transactions                1,799,119
                                                 ------------
Net realized gain on investments                   2,209,289
                                                 ------------
Net unrealized appreciation on investments         8,473,198
                                                 ------------
Net realized and unrealized gain on investments   10,682,487
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,685,612
                                                 ============

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial
statements.                                         www.mainstayfunds.com  M-297

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FEBRUARY 13, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006

                                        2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $  1,003,125
 Net realized gain on
  investments                      2,209,289
 Net unrealized appreciation
  on investments                   8,473,198
                                ------------
 Net increase in net assets
  resulting from operations       11,685,612
                                ------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                     (92,839)
   Service Class                  (1,277,194)
 From net realized gain on investments:
   Initial Class                     (50,851)
   Service Class                    (791,889)
                                ------------
 Total dividends and
  distributions to
  shareholders                    (2,212,773)
                                ------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   9,883,272
   Service Class                 159,330,449
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                     143,690
   Service Class                   2,069,083
                                ------------
                                 171,426,494
 Cost of shares redeemed:
   Initial Class                    (139,291)
   Service Class                  (6,538,012)
                                ------------
                                  (6,677,303)
   Increase in net assets
    derived from capital share
    transactions                 164,749,191
                                ------------
   Net increase in net assets    174,222,030

NET ASSETS:
Beginning of period                       --
                                ------------
End of period                   $174,222,030
                                ============
Undistributed net investment
 income at end of period        $     27,249
                                ============

 M-298 MainStay VP Moderate Growth Allocation Portfolio         The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            INITIAL CLASS                             SERVICE CLASS
                                            -------------                             -------------
                                            FEBRUARY 13,                              FEBRUARY 13,
                                               2006(A)                                   2006(A)
                                               THROUGH                                   THROUGH
                                            DECEMBER 31,                              DECEMBER 31,
                                                2006                                      2006
Net asset value at beginning of period        $  10.00                                  $  10.00
                                            -------------                             -------------
Net investment income                             0.16(b)                                   0.13(b)
Net realized and unrealized gain on
  investments                                     1.03                                      1.04
                                            -------------                             -------------
Total from investment operations                  1.19                                      1.17
                                            -------------                             -------------
Less dividends and distributions:
  From net investment income                     (0.10)                                    (0.09)
  From net realized gain on investments          (0.05)                                    (0.05)
                                            -------------                             -------------
Total dividends and distributions                (0.15)                                    (0.14)
                                            -------------                             -------------
Net asset value at end of period              $  11.04                                  $  11.03
                                            =============                             =============
Total investment return                          11.92%(c)                                 11.69%(c)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           1.70%+                                    1.39%+
  Net expenses                                    0.13%+                                    0.38%+
Portfolio turnover rate                             46%                                       46%
Net assets at end of period (in 000's)        $ 10,468                                  $163,754

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      FIVE       TEN
TOTAL RETURNS              YEAR    YEARS(1)   YEARS(1)
------------------------------------------------------
After Portfolio operating
  expenses                 15.45%    5.91%      8.14%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/96                                                                   10000                              10000
                                                                           13283                              13336
                                                                           17067                              17148
                                                                           20600                              20756
                                                                           18681                              18866
                                                                           16418                              16624
                                                                           12771                              12950
                                                                           16371                              16664
                                                                           18089                              18478
                                                                           18951                              19385
12/31/06                                                                   21880                              22447

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE       FIVE       TEN
TOTAL RETURNS              YEAR()   YEARS(1)   YEARS(1)
-------------------------------------------------------
After Portfolio operating
  expenses                 15.16%     5.64%      7.87%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/96                                                                   10000                              10000
                                                                           13250                              13336
                                                                           16981                              17148
                                                                           20446                              20756
                                                                           18495                              18866
                                                                           16215                              16624
                                                                           12581                              12950
                                                                           16089                              16664
                                                                           17733                              18478
                                                                           18527                              19385
12/31/06                                                                   21336                              22447

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS

S&P 500(R) Index*                                        15.79%   6.19%   8.42%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.88% and 8.13% for the Initial Class and 5.62% and 7.86% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-300   MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,125.75            $1.88            $1,023.25             $1.78
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,124.50            $3.21            $1,022.00             $3.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.35% for Initial Class and 0.60% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-301

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.0
Short-Term Investments (collateral from securities lending                         6.4
  is 4.5%)
Future Contracts*                                                                  0.0
Liabilities in Excess of Cash and Other Assets                                    (4.4)

* Less than one tenth of a percent.

See Portfolio of Investments on page M-304 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Citigroup, Inc.
 4.  Microsoft Corp.
 5.  Bank of America Corp.
 6.  Procter & Gamble Co. (The)
 7.  Johnson & Johnson
 8.  Pfizer, Inc.
 9.  American International Group, Inc.
10.  Altria Group, Inc.

 M-302   MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP S&P 500 Index Portfolio returned 15.45% for Initial Class shares and 15.16% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 15.38% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio for the same period. Both share classes underperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006. Since the Portfolio incurs expenses that an index does not, there will be times when the Portfolio lags the Index.

IN 2006, WHICH S&P 500(R) INDEX* SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH SECTORS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into account, the sectors with the strongest positive contributions to the Portfolio's performance in 2006 were financials, energy and consumer discretionary. Over the same period, the sectors that detracted the most from performance were materials, utilities and health care.

WHICH S&P 500(R) INDEX* SECTORS HAD THE HIGHEST TOTAL RETURNS IN 2006 AND WHICH SECTORS HAD THE LOWEST TOTAL RETURNS.

The Portfolio's three strongest-performing sectors by total return were telecommunications services, energy and utilities. The Portfolio's three weakest-performing sectors in terms of total return were health care, information technology and industrials.

WHICH INDIVIDUAL STOCKS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns both into account, ExxonMobil was the stock that made the greatest positive contribution to the Portfolio's performance. Cisco Systems was the second-strongest contributor, followed by AT&T. The weakest contribution came from Intel, followed by Yahoo! and eBay.

IN 2006, WHICH PORTFOLIO STOCKS HAD THE HIGHEST TOTAL RETURNS AND WHICH STOCKS HAD THE LOWEST TOTAL RETURNS?

In 2006, the Portfolio's three strongest-performing securities by total return were Allegheny Energy, Terex and NVIDIA. Dana had the lowest total return of any stock in the Index. Whole Foods Market was second-lowest, followed by Apollo Group.

DID ANY S&P 500(R) INDEX* HOLDINGS CHANGE DURING THE YEAR?

The Portfolio seeks to track the performance and weightings of the S&P 500(R) Index.* The Index, itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy. During 2006, there were 33 additions to and 33 deletions from the S&P 500(R) Index. The most notable additions were Google, Celgene and Chicago Mercantile Exchange. The most notable deletions were Alberto-Culver, Cooper Tire & Rubber and Navistar International. Changes in the composition of the Index result in corresponding changes in the Portfolio.


Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP S&P 500 INDEX PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.mainstayfunds.com     M-303

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2006


                                                         SHARES            VALUE
COMMON STOCKS (98.0%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                         92,109   $    8,182,964
General Dynamics Corp.                                   46,849        3,483,223
Goodrich Corp.                                           14,458          658,562
Honeywell International, Inc.                            95,171        4,305,536
L-3 Communications Holdings, Inc.                        14,582        1,192,516
Lockheed Martin Corp.                                    41,412        3,812,803
Northrop Grumman Corp.                                   40,061        2,712,130
Raytheon Co.                                             52,036        2,747,501
Rockwell Collins, Inc.                                   19,440        1,230,358
United Technologies Corp.                               116,947        7,311,526
                                                                  --------------
                                                                      35,637,119
                                                                  --------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                              35,632        3,870,348
United Parcel Service, Inc. Class B                     125,138        9,382,847
                                                                  --------------
                                                                      13,253,195
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   91,352        1,399,513
                                                                  --------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber Co. (The) (a)(b)                  20,638          433,192
Johnson Controls, Inc. (b)                               22,704        1,950,728
                                                                  --------------
                                                                       2,383,920
                                                                  --------------
AUTOMOBILES (0.4%)
Ford Motor Co. (b)                                      218,674        1,642,242
General Motors Corp. (b)                                 65,828        2,022,236
Harley-Davidson, Inc. (b)                                30,469        2,147,150
                                                                  --------------
                                                                       5,811,628
                                                                  --------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.                                89,346        4,395,823
Brown-Forman Corp. Class B                                9,168          607,288
Coca-Cola Co. (The)                                     237,642       11,466,227
Coca-Cola Enterprises, Inc.                              32,172          656,952
Constellation Brands, Inc. Class A (a)(b)                24,544          712,267
Molson Coors Brewing Co. Class B                          5,340          408,190
Pepsi Bottling Group, Inc. (The)                         15,765          487,296
PepsiCo, Inc.                                           191,242       11,962,187
                                                                  --------------
                                                                      30,696,230
                                                                  --------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                                         136,054        9,293,849
Biogen Idec, Inc. (a)                                    39,234        1,929,920
Celgene Corp. (a)(b)                                     43,400        2,496,802
Genzyme Corp. (a)                                        30,336        1,868,091
Gilead Sciences, Inc. (a)                                53,600        3,480,248
MedImmune, Inc. (a)(b)                                   27,838          901,116
                                                                  --------------
                                                                      19,970,026
                                                                  --------------


                                                         SHARES            VALUE
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                             20,315   $      931,443
Masco Corp. (b)                                          46,376        1,385,251
                                                                  --------------
                                                                       2,316,694
                                                                  --------------
CAPITAL MARKETS (3.7%)
Ameriprise Financial, Inc.                               28,285        1,541,533
Bank of New York Co., Inc. (The)                         89,013        3,504,442
Bear Stearns Cos., Inc. (The)                            13,688        2,228,133
Charles Schwab Corp. (The)                              120,240        2,325,442
E*TRADE Financial Corp. (a)                              49,644        1,113,019
Federated Investors, Inc. Class B                        10,579          357,359
Franklin Resources, Inc.                                 19,404        2,137,739
Goldman Sachs Group, Inc. (The)                          49,642        9,896,133
Janus Capital Group, Inc.                                24,032          518,851
Legg Mason, Inc.                                         15,227        1,447,326
Lehman Brothers Holdings, Inc.                           61,740        4,823,129
Mellon Financial Corp.                                   47,856        2,017,130
Merrill Lynch & Co., Inc.                               103,060        9,594,886
Morgan Stanley                                          123,384       10,047,159
Northern Trust Corp.                                     21,751        1,320,068
State Street Corp.                                       38,522        2,597,924
T. Rowe Price Group, Inc.                                30,430        1,331,921
                                                                  --------------
                                                                      56,802,194
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                           25,639        1,801,909
Ashland, Inc.                                             6,643          459,563
Dow Chemical Co. (The)                                  111,533        4,454,628
E.I. du Pont de Nemours & Co.                           107,122        5,217,913
Eastman Chemical Co.                                      9,440          559,886
Ecolab, Inc. (b)                                         20,747          937,764
Hercules, Inc. (a)                                       12,730          245,816
International Flavors & Fragrances, Inc.                  9,183          451,436
Monsanto Co.                                             63,002        3,309,495
PPG Industries, Inc.                                     19,226        1,234,501
Praxair, Inc.                                            37,568        2,228,909
Rohm & Haas Co. (b)                                      16,654          851,352
Sigma-Aldrich Corp. (b)                                   7,748          602,175
                                                                  --------------
                                                                      22,355,347
                                                                  --------------
COMMERCIAL BANKS (4.1%)
BB&T Corp.                                               63,039        2,769,303
Comerica, Inc.                                           18,831        1,105,003
Commerce Bancorp, Inc. (b)                               21,701          765,394
Compass Bancshares, Inc.                                 15,085          899,820
Fifth Third Bancorp (b)                                  64,751        2,650,258
First Horizon National Corp.                             14,367          600,253
Huntington Bancshares, Inc. (b)                          27,701          657,899
KeyCorp                                                  46,923        1,784,482

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-304 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
M&T Bank Corp.                                            9,066   $    1,107,503
Marshall & Ilsley Corp.                                  29,455        1,417,080
National City Corp. (b)                                  73,630        2,691,913
PNC Financial Services Group, Inc.                       34,239        2,535,056
Regions Financial Corp.                                  84,643        3,165,648
SunTrust Banks, Inc.                                     41,232        3,482,042
Synovus Financial Corp.                                  37,655        1,160,904
U.S. Bancorp                                            204,827        7,412,689
Wachovia Corp.                                          222,007       12,643,299
Wells Fargo & Co.                                       393,416       13,989,873
Zions Bancorp.                                           12,377        1,020,360
                                                                  --------------
                                                                      61,858,779
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (a)                        29,518          362,776
Avery Dennison Corp.                                     10,881          739,146
Cintas Corp.                                             15,830          628,609
Equifax, Inc.                                            14,690          596,414
Monster Worldwide, Inc. (a)                              14,778          689,246
Pitney Bowes, Inc.                                       25,706        1,187,360
R.R. Donnelley & Sons Co.                                25,331          900,264
Robert Half International, Inc. (b)                      19,861          737,240
Waste Management, Inc.                                   62,778        2,308,347
                                                                  --------------
                                                                       8,149,402
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc. (a)                         13,184          191,564
Avaya, Inc. (a)                                          53,092          742,226
Ciena Corp. (a)                                           9,817          272,029
Cisco Systems, Inc. (a)                                 707,639       19,339,774
Comverse Technology, Inc. (a)                            23,586          497,900
Corning, Inc. (a)                                       181,283        3,391,805
JDS Uniphase Corp. (a)(b)                                24,482          407,870
Juniper Networks, Inc. (a)                               65,947        1,249,036
Motorola, Inc.                                          281,683        5,791,402
QUALCOMM, Inc.                                          191,989        7,255,264
Tellabs, Inc. (a)                                        52,031          533,838
                                                                  --------------
                                                                      39,672,708
                                                                  --------------
COMPUTERS & PERIPHERALS (3.7%)
Apple Computer, Inc. (a)                                 99,066        8,404,759
Dell, Inc. (a)                                          264,078        6,625,717
EMC Corp. (a)                                           256,637        3,387,608
Hewlett-Packard Co.                                     319,048       13,141,587
International Business Machines Corp.                   175,576       17,057,208
Lexmark International, Inc. Class A (a)                  11,684          855,269
NCR Corp. (a)                                            20,990          897,532
Network Appliance, Inc. (a)                              43,247        1,698,742
QLogic Corp. (a)                                         18,819          412,513
SanDisk Corp. (a)                                        26,153        1,125,364


                                                         SHARES            VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
Sun Microsystems, Inc. (a)                              407,959   $    2,211,138
                                                                  --------------
                                                                      55,817,437
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              10,138          827,768
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                     10,954          984,436
                                                                  --------------

CONSUMER FINANCE (1.0%)
American Express Co.                                    140,367        8,516,066
Capital One Financial Corp.                              47,525        3,650,871
SLM Corp.                                                47,689        2,325,793
                                                                  --------------
                                                                      14,492,730
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                               12,103          527,691
Bemis Co., Inc.                                          12,192          414,284
Pactiv Corp. (a)                                         16,038          572,396
Sealed Air Corp.                                          9,490          616,091
Temple-Inland, Inc.                                      12,664          582,924
                                                                  --------------
                                                                       2,713,386
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        19,975          947,414
                                                                  --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)                           16,231          632,522
H&R Block, Inc.                                          37,401          861,719
                                                                  --------------
                                                                       1,494,241
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (5.6%)
V  Bank of America Corp.                                523,294       27,938,667
Chicago Mercantile Exchange Holdings, Inc. (b)            4,100        2,089,975
CIT Group, Inc.                                          23,089        1,287,674
V  Citigroup, Inc.                                      572,657       31,896,995
JPMorgan Chase & Co.                                    404,299       19,527,642
Moody's Corp.                                            27,557        1,903,086
                                                                  --------------
                                                                      84,644,039
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.                                              447,833       16,010,030
BellSouth Corp.                                         212,543       10,012,901
CenturyTel, Inc.                                         13,581          592,946
Citizens Communications Co.                              37,343          536,619
Embarq Corp.                                             17,334          911,075
Qwest Communications International, Inc. (a)            186,073        1,557,431
Verizon Communications, Inc.                            340,273       12,671,767
Windstream Corp.                                         55,093          783,422
                                                                  --------------
                                                                      43,076,191
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES (1.8%)
Allegheny Energy, Inc. (a)                               19,020   $      873,208
American Electric Power Co., Inc.                        45,884        1,953,741
Duke Energy Corp.                                       146,329        4,859,586
Edison International                                     37,946        1,725,784
Entergy Corp.                                            24,224        2,236,360
Exelon Corp.                                             78,210        4,840,417
FirstEnergy Corp.                                        37,165        2,237,705
FPL Group, Inc. (b)                                      46,974        2,556,325
Pinnacle West Capital Corp.                              11,619          588,386
PPL Corp.                                                44,091        1,580,221
Progress Energy, Inc.                                    29,497        1,447,713
Southern Co. (The)                                       86,297        3,180,907
                                                                  --------------
                                                                      28,080,353
                                                                  --------------
ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion Corp.                          19,677          601,919
Cooper Industries, Ltd. Class A                          10,652          963,260
Emerson Electric Co.                                     93,474        4,119,399
Rockwell Automation, Inc.                                19,798        1,209,262
                                                                  --------------
                                                                       6,893,840
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                           47,472        1,654,399
Jabil Circuit, Inc.                                      21,502          527,874
Molex, Inc.                                              16,478          521,199
Sanmina-SCI Corp. (a)                                    61,896          213,541
Solectron Corp. (a)                                     106,336          342,402
Symbol Technologies, Inc.                                29,975          447,827
Tektronix, Inc.                                           9,730          283,824
                                                                  --------------
                                                                       3,991,066
                                                                  --------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                       37,358        2,789,148
BJ Services Co.                                          34,594        1,014,296
Halliburton Co.                                         117,159        3,637,787
Nabors Industries, Ltd. (a)(b)                           34,834        1,037,357
National-Oilwell Varco, Inc. (a)                         20,401        1,248,133
Noble Corp.                                              15,894        1,210,328
Rowan Cos., Inc. (b)                                     12,722          422,370
Schlumberger, Ltd.                                      137,211        8,666,247
Smith International, Inc.                                23,300          956,931
Transocean, Inc. (a)                                     33,930        2,744,598
Weatherford International, Ltd. (a)                      39,574        1,653,797
                                                                  --------------
                                                                      25,380,992
                                                                  --------------
FOOD & STAPLES RETAILING (2.1%)
Costco Wholesale Corp. (b)                               53,378        2,822,095
CVS Corp.                                                95,484        2,951,410
Kroger Co. (The)                                         83,817        1,933,658
Safeway, Inc.                                            51,654        1,785,162
SUPERVALU, Inc.                                          24,610          879,808


                                                         SHARES            VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Sysco Corp.                                              71,865   $    2,641,757
Walgreen Co.                                            117,135        5,375,325
Wal-Mart Stores, Inc.                                   286,443       13,227,938
Whole Foods Market, Inc. (b)                             16,457          772,327
                                                                  --------------
                                                                      32,389,480
                                                                  --------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                               76,249        2,436,918
Campbell Soup Co.                                        25,349          985,823
ConAgra Foods, Inc.                                      59,352        1,602,504
Dean Foods Co. (a)                                       15,510          655,763
General Mills, Inc.                                      39,951        2,301,178
H.J. Heinz Co.                                           38,571        1,736,081
Hershey Co. (The) (b)                                    20,427        1,017,265
Kellogg Co.                                              29,047        1,454,093
McCormick & Co., Inc.                                    15,317          590,624
Sara Lee Corp.                                           86,955        1,480,844
Tyson Foods, Inc. Class A (b)                            29,250          481,163
Wm. Wrigley Jr. Co. (b)                                  25,499        1,318,808
                                                                  --------------
                                                                      16,061,064
                                                                  --------------
GAS UTILITIES (0.1%)
Nicor, Inc.                                               5,203          243,500
Peoples Energy Corp.                                      4,508          200,922
Questar Corp.                                            10,000          830,500
                                                                  --------------
                                                                       1,274,922
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb, Inc.                                       6,277          326,781
Baxter International, Inc.                               75,851        3,518,728
Becton, Dickinson & Co.                                  28,426        1,994,084
Biomet, Inc.                                             28,432        1,173,389
Boston Scientific Corp. (a)                             136,953        2,352,853
C.R. Bard, Inc.                                          12,051          999,871
Hospira, Inc. (a)                                        18,268          613,439
Medtronic, Inc.                                         133,650        7,151,612
St. Jude Medical, Inc. (a)                               40,948        1,497,059
Stryker Corp.                                            34,538        1,903,389
Zimmer Holdings, Inc. (a)                                27,798        2,178,807
                                                                  --------------
                                                                      23,710,012
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                                              60,802        2,625,430
AmerisourceBergen Corp.                                  22,417        1,007,868
Cardinal Health, Inc.                                    47,170        3,039,163
Caremark Rx, Inc.                                        49,598        2,832,542
CIGNA Corp.                                              11,925        1,568,972
Coventry Health Care, Inc. (a)                           18,487          925,274
Express Scripts, Inc. (a)                                15,918        1,139,729
Health Management Associates, Inc. Class A (b)           27,701          584,768
Humana, Inc. (a)                                         19,201        1,062,007

 M-306 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Laboratory Corp. of America Holdings (a)(b)              14,584   $    1,071,486
Manor Care, Inc. (b)                                      8,543          400,838
McKesson Corp.                                           34,751        1,761,876
Medco Health Solutions, Inc. (a)                         34,213        1,828,343
Patterson Cos., Inc. (a)                                 15,959          566,704
Quest Diagnostics, Inc.                                  18,823          997,619
Tenet Healthcare Corp. (a)(b)                            54,823          382,116
UnitedHealth Group, Inc.                                156,528        8,410,249
WellPoint, Inc. (a)                                      72,093        5,672,998
                                                                  --------------
                                                                      35,877,982
                                                                  --------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                         23,205          637,673
                                                                  --------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Carnival Corp. (b)                                       51,727        2,537,209
Darden Restaurants, Inc. (b)                             16,974          681,846
Harrah's Entertainment, Inc.                             21,632        1,789,399
Hilton Hotels Corp.                                      44,890        1,566,661
International Game Technology                            39,394        1,820,003
Marriott International, Inc. Class A                     39,120        1,866,806
McDonald's Corp.                                        144,159        6,390,568
Starbucks Corp. (a)                                      87,857        3,111,895
Starwood Hotels & Resorts Worldwide, Inc.                24,690        1,543,125
Wendy's International, Inc.                              11,070          366,306
Wyndham Worldwide Corp. (a)                              23,044          737,869
Yum! Brands, Inc.                                        30,895        1,816,626
                                                                  --------------
                                                                      24,228,313
                                                                  --------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp.                                      7,929          634,082
Centex Corp. (b)                                         13,821          777,708
D.R. Horton, Inc.                                        31,776          841,746
Fortune Brands, Inc. (b)                                 17,512        1,495,350
Harman International Industries, Inc.                     7,601          759,416
KB HOME                                                   9,040          463,571
Leggett & Platt, Inc.                                    21,009          502,115
Lennar Corp. Class A                                     15,970          837,786
Newell Rubbermaid, Inc.                                  32,222          932,827
Pulte Homes, Inc.                                        24,634          815,878
Snap-on, Inc.                                             6,605          314,662
Stanley Works (The)                                       9,423          473,883
Whirlpool Corp. (b)                                       9,060          752,161
                                                                  --------------
                                                                       9,601,185
                                                                  --------------


                                                         SHARES            VALUE
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)                                         17,642   $    1,131,734
Colgate-Palmolive Co.                                    60,075        3,919,293
Kimberly-Clark Corp.                                     53,218        3,616,163
V  Procter & Gamble Co. (The)                           369,063       23,719,679
                                                                  --------------
                                                                      32,386,869
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (a)                                      76,931        1,695,559
Constellation Energy Group, Inc.                         20,804        1,432,771
Dynegy, Inc. Class A (a)                                 43,172          312,565
TXU Corp.                                                53,586        2,904,897
                                                                  --------------
                                                                       6,345,792
                                                                  --------------
INDUSTRIAL CONGLOMERATES (3.9%)
3M Co.                                                   85,820        6,687,953
V  General Electric Co.                               1,201,200       44,696,652
Textron, Inc.                                            14,697        1,378,138
Tyco International, Ltd.                                231,651        7,042,190
                                                                  --------------
                                                                      59,804,933
                                                                  --------------
INSURANCE (4.8%)
ACE, Ltd.                                                37,828        2,291,242
AFLAC, Inc.                                              57,706        2,654,476
Allstate Corp. (The)                                     72,813        4,740,854
Ambac Financial Group, Inc.                              12,320        1,097,342
V  American International Group, Inc.                   302,941       21,708,752
Aon Corp.                                                36,581        1,292,773
Chubb Corp. (The)                                        47,821        2,530,209
Cincinnati Financial Corp.                               20,153          913,132
Genworth Financial, Inc. Class A                         51,673        1,767,733
Hartford Financial Services Group, Inc. (The)            36,929        3,445,845
Lincoln National Corp.                                   33,462        2,221,877
Loews Corp.                                              53,130        2,203,301
Marsh & McLennan Cos., Inc.                              63,945        1,960,554
MBIA, Inc.                                               15,563        1,137,033
MetLife, Inc. (b)                                        88,283        5,209,580
Principal Financial Group, Inc.                          31,257        1,834,786
Progressive Corp. (The)                                  88,747        2,149,452
Prudential Financial, Inc.                               55,793        4,790,387
SAFECO Corp.                                             12,325          770,929
St. Paul Travelers Cos., Inc. (The)                      80,221        4,307,066
Torchmark Corp.                                          11,485          732,284
UnumProvident Corp.                                      39,585          822,576
XL Capital, Ltd. Class A                                 20,921        1,506,730
                                                                  --------------
                                                                      72,088,913
                                                                  --------------
INTERNET & CATALOG RETAIL (0.2%)
Amazon.com, Inc. (a)(b)                                  35,965        1,419,179
IAC/InterActiveCorp (a)(b)                               25,800          958,728
                                                                  --------------
                                                                       2,377,907
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (1.3%)
eBay, Inc. (a)                                          134,877   $    4,055,751
Google, Inc. Class A (a)                                 25,006       11,514,763
VeriSign, Inc. (a)                                       28,473          684,776
Yahoo!, Inc. (a)                                        142,624        3,642,617
                                                                  --------------
                                                                      19,897,907
                                                                  --------------
IT SERVICES (1.1%)
Affiliated Computer Services, Inc. Class A (a)(b)        13,779          672,966
Automatic Data Processing, Inc.                          64,115        3,157,664
Cognizant Technology Solutions Corp. Class A (a)         16,400        1,265,424
Computer Sciences Corp. (a)                              19,860        1,059,928
Convergys Corp. (a)                                      16,229          385,926
Electronic Data Systems Corp.                            60,192        1,658,290
Fidelity National Information Services, Inc.             18,900          757,701
First Data Corp.                                         88,905        2,268,856
Fiserv, Inc. (a)                                         20,205        1,059,146
Paychex, Inc.                                            39,366        1,556,532
Sabre Holdings Corp. Class A                             15,031          479,339
Unisys Corp. (a)                                         39,977          313,420
Western Union Co. (The)                                  88,905        1,993,250
                                                                  --------------
                                                                      16,628,442
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                          11,017          351,442
Eastman Kodak Co. (b)                                    33,589          866,596
Hasbro, Inc.                                             19,008          517,968
Mattel, Inc.                                             43,951          995,930
                                                                  --------------
                                                                       2,731,936
                                                                  --------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.-Applied BioSystems Group                   21,386          784,652
Millipore Corp. (a)(b)                                    6,048          402,797
PerkinElmer, Inc.                                        14,713          327,070
Thermo Fisher Scientific, Inc. (a)                       47,374        2,145,568
Waters Corp. (a)                                         11,920          583,722
                                                                  --------------
                                                                       4,243,809
                                                                  --------------
MACHINERY (1.6%)
Caterpillar, Inc.                                        75,828        4,650,531
Cummins, Inc.                                             6,131          724,562
Danaher Corp.                                            27,487        1,991,158
Deere & Co.                                              26,838        2,551,489
Dover Corp.                                              23,601        1,156,921
Eaton Corp.                                              17,431        1,309,765
Illinois Tool Works, Inc.                                48,898        2,258,599
Ingersoll-Rand Co. Class A                               35,705        1,397,137
ITT Corp.                                                21,577        1,226,005
PACCAR, Inc. (b)                                         28,857        1,872,819


                                                         SHARES            VALUE
MACHINERY (CONTINUED)
Pall Corp.                                               14,559   $      503,013
Parker Hannifin Corp.                                    13,709        1,053,948
Terex Corp. (a)                                          62,800        4,055,624
                                                                  --------------
                                                                      24,751,571
                                                                  --------------
MEDIA (3.6%)
CBS Corp. Class B                                        90,741        2,829,304
Clear Channel Communications, Inc.                       57,721        2,051,404
Comcast Corp. Class A (a)                               242,396       10,260,623
DIRECTV Group, Inc. (The) (a)                            89,300        2,227,142
Dow Jones & Co., Inc. (b)                                 7,800          296,400
E.W. Scripps Co. (The) Class A                            9,642          481,521
Gannett Co., Inc.                                        27,444        1,659,264
Interpublic Group of Cos., Inc. (The) (a)(b)             51,989          636,345
McGraw-Hill Cos., Inc. (The)                             40,917        2,783,174
Meredith Corp.                                            4,502          253,688
New York Times Co. (The) Class A (b)                     16,669          406,057
News Corp. Class A                                      272,692        5,857,424
Omnicom Group, Inc.                                      20,006        2,091,427
Time Warner, Inc.                                       465,117       10,130,248
Tribune Co. (b)                                          22,139          681,438
Univision Communications, Inc. Class A (a)(b)            29,189        1,033,874
Viacom, Inc. Class B (a)                                 81,511        3,344,396
Walt Disney Co. (The)                                   241,084        8,261,949
                                                                  --------------
                                                                      55,285,678
                                                                  --------------
METALS & MINING (0.9%)
Alcoa, Inc.                                             100,787        3,024,618
Allegheny Technologies, Inc.                             11,718        1,062,588
Freeport-McMoRan Copper & Gold, Inc. Class B (b)         22,852        1,273,542
Newmont Mining Corp.                                     52,236        2,358,455
Nucor Corp.                                              35,235        1,925,945
Phelps Dodge Corp.                                       23,678        2,834,730
United States Steel Corp.                                13,830        1,011,526
                                                                  --------------
                                                                      13,491,404
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (a)                                       12,947          296,745
Dillard's, Inc. Class A (b)                               7,213          252,239
Dollar General Corp.                                     36,248          582,143
Family Dollar Stores, Inc.                               17,668          518,202
Federated Department Stores, Inc.                        61,205        2,333,747
J.C. Penney Co., Inc.                                    26,043        2,014,686
Kohl's Corp. (a)                                         38,085        2,606,157
Nordstrom, Inc.                                          26,506        1,307,806
Sears Holdings Corp. (a)(b)                               9,696        1,628,249
Target Corp.                                             99,817        5,694,560
                                                                  --------------
                                                                      17,234,534
                                                                  --------------

 M-308 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTI-UTILITIES (1.1%)
Ameren Corp. (b)                                         23,892   $    1,283,717
CenterPoint Energy, Inc. (b)                             35,945          595,968
CMS Energy Corp. (a)(b)                                  25,788          430,660
Consolidated Edison, Inc.                                29,907        1,437,630
Dominion Resources, Inc.                                 41,026        3,439,620
DTE Energy Co. (b)                                       20,687        1,001,458
KeySpan Corp.                                            20,337          837,478
NiSource, Inc.                                           31,724          764,548
PG&E Corp.                                               40,353        1,909,908
Public Service Enterprise Group, Inc.                    29,239        1,940,885
Sempra Energy                                            30,217        1,691,246
TECO Energy, Inc. (b)                                    24,283          418,396
Xcel Energy, Inc. (b)                                    47,132        1,086,864
                                                                  --------------
                                                                      16,838,378
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         113,720        1,927,554
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (7.9%)
Anadarko Petroleum Corp.                                 53,360        2,322,227
Apache Corp.                                             38,278        2,545,870
Chesapeake Energy Corp. (b)                              48,412        1,406,369
Chevron Corp.                                           253,998       18,676,473
ConocoPhillips                                          191,568       13,783,318
CONSOL Energy, Inc.                                      21,406          687,775
Devon Energy Corp. (b)                                   51,311        3,441,942
El Paso Corp. (b)                                        81,105        1,239,284
EOG Resources, Inc.                                      28,159        1,758,530
V  ExxonMobil Corp.                                     679,428       52,064,568
Hess Corp.                                               31,490        1,560,959
Kinder Morgan, Inc.                                      12,421        1,313,521
Marathon Oil Corp.                                       41,011        3,793,518
Murphy Oil Corp. (b)                                     21,700        1,103,445
Occidental Petroleum Corp.                              100,166        4,891,106
Peabody Energy Corp.                                     30,800        1,244,628
Sunoco, Inc.                                             14,337          894,055
Valero Energy Corp.                                      70,415        3,602,431
Williams Cos., Inc. (The)                                69,481        1,814,844
XTO Energy, Inc.                                         42,453        1,997,414
                                                                  --------------
                                                                     120,142,277
                                                                  --------------
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                  52,850        1,802,185
MeadWestvaco Corp.                                       21,019          631,831
Weyerhaeuser Co.                                         27,519        1,944,217
                                                                  --------------
                                                                       4,378,233
                                                                  --------------


                                                         SHARES            VALUE
PERSONAL PRODUCTS (0.2%)
Avon Products, Inc.                                      52,065   $    1,720,228
Estee Lauder Cos., Inc. (The) Class A (b)                15,039          613,892
                                                                  --------------
                                                                       2,334,120
                                                                  --------------
PHARMACEUTICALS (6.2%)
Abbott Laboratories                                     178,845        8,711,540
Allergan, Inc.                                           17,951        2,149,453
Barr Pharmaceuticals, Inc. (a)                           12,339          618,431
Bristol-Myers Squibb Co.                                228,576        6,016,120
Eli Lilly & Co.                                         114,328        5,956,489
Forest Laboratories, Inc. (a)                            37,001        1,872,251
V  Johnson & Johnson                                    337,923       22,309,676
King Pharmaceuticals, Inc. (a)                           28,228          449,390
Merck & Co., Inc.                                       252,969       11,029,448
Mylan Laboratories, Inc. (b)                             24,460          488,222
V  Pfizer, Inc.                                         840,250       21,762,475
Schering-Plough Corp.                                   172,223        4,071,352
Watson Pharmaceuticals, Inc. (a)                         11,896          309,653
Wyeth                                                   156,883        7,988,482
                                                                  --------------
                                                                      93,732,982
                                                                  --------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co. Class A            11,268          631,233
Archstone-Smith Trust                                    25,463        1,482,201
Boston Properties, Inc. (b)                              13,604        1,522,016
Equity Office Properties Trust                           40,575        1,954,498
Equity Residential                                       33,926        1,721,745
Kimco Realty Corp. (b)                                   26,282        1,181,376
Plum Creek Timber Co., Inc.                              20,852          830,952
ProLogis (b)                                             28,527        1,733,586
Public Storage, Inc.                                     14,142        1,378,845
Simon Property Group, Inc.                               25,660        2,599,101
Vornado Realty Trust (b)                                 15,018        1,824,687
                                                                  --------------
                                                                      16,860,240
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group, Inc. Class A (a)                 21,300          707,160
Realogy Corp. (a)                                        24,805          752,088
                                                                  --------------
                                                                       1,459,248
                                                                  --------------
ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                       41,811        3,086,070
CSX Corp.                                                50,670        1,744,568
Norfolk Southern Corp.                                   46,293        2,328,075
Ryder System, Inc.                                        7,278          371,615
Union Pacific Corp.                                      31,302        2,880,410
                                                                  --------------
                                                                      10,410,738
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Advanced Micro Devices, Inc. (a)                         63,021        1,282,477
Altera Corp. (a)                                         41,735          821,345
Analog Devices, Inc.                                     39,810        1,308,555

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Applied Materials, Inc.                                 161,324   $    2,976,428
Broadcom Corp. Class A (a)                               54,537        1,762,090
Intel Corp.                                             671,725       13,602,431
KLA-Tencor Corp. (b)                                     23,057        1,147,086
Linear Technology Corp.                                  35,038        1,062,352
LSI Logic Corp. (a)                                      46,451          418,059
Maxim Integrated Products, Inc.                          37,489        1,147,913
Micron Technology, Inc. (a)                              87,906        1,227,168
National Semiconductor Corp.                             33,642          763,673
Novellus Systems, Inc. (a)                               14,352          493,996
NVIDIA Corp. (a)                                         40,963        1,516,041
PMC-Sierra, Inc. (a)(b)                                  24,557          164,777
Teradyne, Inc. (a)(b)                                    22,879          342,270
Texas Instruments, Inc.                                 172,944        4,980,787
Xilinx, Inc.                                             39,633          943,662
                                                                  --------------
                                                                      35,961,110
                                                                  --------------
SOFTWARE (3.3%)
Adobe Systems, Inc. (a)                                  67,977        2,795,214
Autodesk, Inc. (a)                                       26,873        1,087,282
BMC Software, Inc. (a)                                   23,834          767,455
CA, Inc.                                                 47,779        1,082,194
Citrix Systems, Inc. (a)                                 21,340          577,247
Compuware Corp. (a)                                      41,010          341,613
Electronic Arts, Inc. (a)                                35,530        1,789,291
Intuit, Inc. (a)                                         40,610        1,239,011
V  Microsoft Corp.                                    1,008,069       30,100,940
Novell, Inc. (a)                                         39,437          244,509
Oracle Corp. (a)                                        466,217        7,990,959
Parametric Technology Corp. (a)                          13,018          234,584
Symantec Corp. (a)(b)                                   109,329        2,279,510
                                                                  --------------
                                                                      50,529,809
                                                                  --------------
SPECIALTY RETAIL (1.9%)
AutoNation, Inc. (a)                                     17,778          379,027
AutoZone, Inc. (a)                                        5,867          677,991
Bed Bath & Beyond, Inc. (a)                              32,839        1,251,166
Best Buy Co., Inc.                                       47,233        2,323,391
Circuit City Stores, Inc.                                16,377          310,835
Gap, Inc. (The)                                          61,381        1,196,930
Home Depot, Inc. (The)                                  237,781        9,549,285
Limited Brands, Inc.                                     39,528        1,143,940
Lowe's Cos., Inc.                                       177,603        5,532,333
Office Depot, Inc. (a)                                   32,928        1,256,862
OfficeMax, Inc.                                           8,658          429,870
RadioShack Corp. (b)                                     15,595          261,684
Sherwin-Williams Co. (The)                               13,207          839,701
Staples, Inc.                                            84,422        2,254,067


                                                         SHARES            VALUE
SPECIALTY RETAIL (CONTINUED)
Tiffany & Co.                                            16,050   $      629,802
TJX Cos., Inc. (The)                                     52,276        1,488,820
                                                                  --------------
                                                                      29,525,704
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                          42,538        1,827,432
Jones Apparel Group, Inc.                                13,066          436,796
Liz Claiborne, Inc.                                      12,012          522,042
NIKE, Inc. Class B                                       21,936        2,172,322
VF Corp.                                                 10,284          844,111
                                                                  --------------
                                                                       5,802,703
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.                              72,369        3,072,064
Fannie Mae                                              113,591        6,746,170
Freddie Mac                                              80,773        5,484,487
MGIC Investment Corp.                                     9,796          612,642
Sovereign Bancorp, Inc.                                  41,732        1,059,575
Washington Mutual, Inc.                                 110,142        5,010,360
                                                                  --------------
                                                                      21,985,298
                                                                  --------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                   244,212       20,958,274
Reynolds American, Inc.                                  19,902        1,302,984
UST, Inc.                                                18,709        1,088,864
                                                                  --------------
                                                                      23,350,122
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
W.W. Grainger, Inc.                                       8,797          615,262
                                                                  --------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                             43,566        2,634,872
Sprint Nextel Corp.                                     337,382        6,373,146
                                                                  --------------
                                                                       9,008,018
                                                                  --------------
Total Common Stocks
 (Cost $975,465,952)                                               1,485,562,770(f)
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (6.4%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (2.4%)
American Honda Finance Corp.
 5.22%, due 1/26/07                                 $10,800,000       10,760,851
Barton Capital LLC
 5.298%, due 1/4/07 (c)                               1,260,761        1,260,761
Charta LLC
 5.314%, due 1/11/07 (c)                              1,291,585        1,291,585
Ciesco, Inc.
 5.305%, due 1/10/07 (c)                              1,685,628        1,685,628
Compass Securitization LLC
 5.324%, due 1/18/07 (c)                              1,722,113        1,722,113

 M-310 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Fairway Finance Corp.
 5.301%, due 1/8/07 (c)                             $ 1,291,585   $    1,291,585
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (c)                              1,273,871        1,273,871
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                               1,263,224        1,263,224
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (c)                              1,291,585        1,291,585
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                                430,528          430,528
National Rural Utilities Finance Corp.
 5.24%, due 1/9/07                                   10,300,000       10,288,005
Old Line Funding LLC
 5.303%, due 1/9/07 (c)                               1,687,515        1,687,515
Ranger Funding LLC
 5.308%, due 1/30/07 (c)                              1,291,585        1,291,585
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (c)                              1,291,585        1,291,585
                                                                  --------------
Total Commercial Paper
 (Cost $36,830,421)                                                   36,830,421
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (c)               8,993,481        8,993,481
                                                                  --------------
Total Investment Company
 (Cost $8,993,481)                                                     8,993,481
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $430,787 (Collateralized by
 various Corporate Bonds and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and maturity dates
 between 8/15/09-12/29/49, with a Principal Amount
 of
 $426,430 and a Market Value
 of $445,769) (c)                                   $   430,528          430,528
                                                                  --------------
Total Repurchase Agreement
 (Cost $430,528)                                                         430,528
                                                                  --------------

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (2.8%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                              $ 5,166,338   $    5,166,338
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                3,444,225        3,444,225
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                            3,444,225        3,444,225
Bank of Montreal
 5.30%, due 1/26/07 (c)                               2,152,641        2,152,641
Barclays
 5.32%, due 1/18/07 (c)                               2,841,486        2,841,486
Calyon
 5.31%, due 2/12/07 (c)                               3,444,225        3,444,225
Citigroup
 5.325%, due 3/22/07 (c)                              3,013,697        3,013,697
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (c)                               3,272,014        3,272,014
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               3,444,225        3,444,225
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (c)                               3,185,909        3,185,909
Rabobank Nederland
 5.29%, due 3/6/07 (c)                                2,583,169        2,583,169
Standard Chartered Bank
 5.29%, due 1/10/07 (c)                               3,444,225        3,444,225
UBS AG
 5.285%, due 1/12/07 (c)                              3,444,225        3,444,225
                                                                  --------------
Total Time Deposits
 (Cost $42,880,604)                                                   42,880,604
                                                                  --------------
U.S. GOVERNMENT (0.6%)
United States Treasury Bills
 3.558%, due 1/18/07 (e)                              3,100,000        3,093,968
 3.854%, due 1/25/07                                  5,300,000        5,284,932
                                                                  --------------
                                                                       8,378,900
                                                                  --------------
Total U.S. Government
 (Cost $8,373,396)                                                     8,378,900
                                                                  --------------
Total Short-Term Investments
 (Cost $97,508,430)                                                   97,513,934
                                                                  --------------
Total Investments
 (Cost $1,072,974,382) (g)                                104.4%   1,583,076,704(h)
Liabilities in Excess of
 Cash and Other Assets                                     (4.4)     (67,095,258)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,515,981,446
                                                    ===========   ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                              CONTRACTS            UNREALIZED
                                                   LONG      APPRECIATION (I)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 Mini March 2007                                    414   $            23,037
                                                          -------------------
Total Futures Contracts
 (Settlement Value $29,567,880) (f)                       $            23,037
                                                          ===================

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of
     the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  Segregated or partially segregated as collateral for futures contracts.
(f)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(g)  The cost for federal income tax purposes is $1,095,596,804.
(h)  At December 31, 2006 net unrealized appreciation was
     $487,479,900, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $553,277,703 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $65,797,803.
(i)  Represents the difference between the value of the contracts at the time they were opened and the value at December 31,
     2006.

 M-312 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $1,072,974,382) including
  $65,834,860 market value of securities
  loaned                                      $1,583,076,704
Cash                                                  96,158
Receivables:
  Dividends and interest                           2,047,097
  Fund shares sold                                   203,303
  Investment securities sold                         179,187
Other assets                                           4,083
                                              --------------
    Total assets                               1,585,606,532
                                              --------------

LIABILITIES:
Securities lending collateral                     68,086,178
Payables:
  Fund shares redeemed                               633,093
  Administrator (See Note 3)                         257,134
  Shareholder communication                          233,258
  Adviser (See Note 3)                               117,658
  Professional fees                                  112,505
  Variation margin on futures contracts              111,880
  NYLIFE Distributors (See Note 3)                    57,774
  Custodian                                            7,638
  Directors                                            2,080
Accrued expenses                                       5,888
                                              --------------
    Total liabilities                             69,625,086
                                              --------------
Net assets                                    $1,515,981,446
                                              ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      427,968
  Service Class                                       95,024
Additional paid-in capital                     1,140,980,659
Accumulated undistributed net investment
  income                                          23,131,898
Accumulated net realized loss on investments
  and futures transactions                      (158,779,462)
Net unrealized appreciation on investments
  and futures contracts                          510,125,359
                                              --------------
Net assets                                    $1,515,981,446
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,241,402,384
                                              ==============
Shares of capital stock outstanding               42,796,789
                                              ==============
Net asset value per share outstanding         $        29.01
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  274,579,062
                                              ==============
Shares of capital stock outstanding                9,502,378
                                              ==============
Net asset value per share outstanding         $        28.90
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 27,432,243
  Interest                                         1,532,860
  Income from securities loaned--net                 129,169
                                                -------------
    Total income                                  29,094,272
                                                -------------
EXPENSES:
  Administration (See Note 3)                      2,895,952
  Advisory (See Note 3)                            1,335,982
  Distribution and service--Service Class
    (See Note 3)                                     598,705
  Shareholder communication                          364,068
  Professional fees                                  251,871
  Directors                                           84,392
  Custodian                                           47,240
  Miscellaneous                                      102,107
                                                -------------
    Total expenses                                 5,680,317
                                                -------------
Net investment income                             23,413,955
                                                -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                          (29,343,175)
  Futures transactions                             3,430,868
                                                -------------
Net realized loss on investments and futures
  transactions                                   (25,912,307)
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                          210,044,193
  Futures contracts                                  349,698
                                                -------------
Net change in unrealized appreciation
  (depreciation) on investments and futures
  contracts                                      210,393,891
                                                -------------
Net realized and unrealized gain on
  investments and futures transactions           184,481,584
                                                -------------
Net increase in net assets resulting from
  operations                                    $207,895,539
                                                =============

 M-314 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                          2006             2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $   23,413,955   $   23,699,470
 Net realized loss on
  investments and futures
  transactions                     (25,912,307)     (35,290,045)
 Net change in unrealized
  appreciation (depreciation)
  on investments and futures
  contracts                        210,393,891       77,111,740
                                -------------------------------
 Net increase in net assets
  resulting from operations        207,895,539       65,521,165
                                -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                    (6,263,748)     (14,301,966)
   Service Class                      (944,308)      (2,138,860)
                                -------------------------------
 Total dividends to
  shareholders                      (7,208,056)     (16,440,826)
                                -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    58,779,419       34,850,186
   Service Class                    41,809,550       65,284,972
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends:
   Initial Class                     6,263,748       14,301,966
   Service Class                       944,308        2,138,860
                                -------------------------------
                                   107,797,025      116,575,984
 Cost of shares redeemed:
   Initial Class                  (217,783,767)    (186,166,309)
   Service Class                   (16,120,316)      (7,849,281)
                                -------------------------------
                                  (233,904,083)    (194,015,590)
   Decrease in net assets
    derived from capital share
    transactions                  (126,107,058)     (77,439,606)
                                -------------------------------
   Net increase (decrease) in
    net assets                      74,580,425      (28,359,267)

NET ASSETS:
Beginning of year                1,441,401,021    1,469,760,288
                                -------------------------------
End of year                     $1,515,981,446   $1,441,401,021
                                ===============================
Accumulated undistributed net
 investment income at end of
 year                           $   23,131,898   $    7,203,336
                                ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         INITIAL CLASS
                                            ------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                               2006            2005            2004            2003           2002
Net asset value at beginning of period      $    25.25      $    24.38      $    22.40      $    17.68      $  23.14
                                            ----------      ----------      ----------      ----------      --------
Net investment income                             0.44(b)         0.41(b)         0.37(b)(c)       0.27 (b)     0.26
Net realized and unrealized gain (loss) on
  investments                                     3.47            0.76            1.98            4.72         (5.40)
                                            ----------      ----------      ----------      ----------      --------
Total from investment operations                  3.91            1.17            2.35            4.99         (5.14)
                                            ----------      ----------      ----------      ----------      --------
Less dividends and distributions:
  From net investment income                     (0.15)          (0.30)          (0.37)          (0.27)        (0.26)
  From net realized gain on investments             --              --              --              --         (0.06)
  Return of capital                                 --              --              --           (0.00)(d)        --
                                            ----------      ----------      ----------      ----------      --------
Total dividends and distributions                (0.15)          (0.30)          (0.37)          (0.27)        (0.32)
                                            ----------      ----------      ----------      ----------      --------
Net asset value at end of period            $    29.01      $    25.25      $    24.38      $    22.40      $  17.68
                                            ==========      ==========      ==========      ==========      ========
Total investment return                          15.45%           4.77%(e)       10.49%          28.19%       (22.21%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           1.66%           1.68%           1.64%(c)        1.40%         1.25%
  Net expenses                                    0.35%           0.19%           0.39%           0.39%         0.38%
  Expenses (before reimbursement)                 0.35%           0.34%           0.39%           0.39%         0.38%
Portfolio turnover rate                              5%              5%              3%              3%            5%
Net assets at end of period (in 000's)      $1,241,402      $1,227,193      $1,322,061      $1,239,412      $977,306

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     4.62% and 4.35% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.

 M-316 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                  SERVICE CLASS
---------------------------------------------------------------------------------
                                                                      JUNE 5,
                                                                      2003(A)
                                                                      THROUGH
                  YEAR ENDED DECEMBER 31,                          DECEMBER 31,
      2006                 2005                  2004                  2003
    $  25.18             $  24.34              $  22.38              $  19.95
    --------          ---------------       ---------------       ---------------
        0.38(b)              0.35(b)               0.34(b)(c)            0.12 (b)
        3.44                 0.74                  1.95                  2.56
    --------          ---------------       ---------------       ---------------
        3.82                 1.09                  2.29                  2.68
    --------          ---------------       ---------------       ---------------
       (0.10)               (0.25)                (0.33)                (0.25)
          --                   --                    --                    --
          --                   --                    --                 (0.00)(d)
    --------          ---------------       ---------------       ---------------
       (0.10)               (0.25)                (0.33)                (0.25)
    --------          ---------------       ---------------       ---------------
    $  28.90             $  25.18              $  24.34              $  22.38
    ========          ===============       ===============       ===============
       15.16%                4.47%(e)             10.22%                13.50%(f)
        1.41%                1.43%                 1.39%(c)              1.15%+(g)
        0.60%                0.44%                 0.64%                 0.64%+
        0.60%                0.59%                 0.64%                 0.64%+
           5%                   5%                    3%                    3%
    $274,579             $214,208              $147,699              $ 39,440

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE    FIVE      SINCE
TOTAL RETURNS              YEAR   YEARS   INCEPTION
---------------------------------------------------
After Portfolio operating
  expenses                 6.32%  4.77%     3.45%

                                                      (After Portfolio operating
                                                                       expenses)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9548                        9591                        9074
                                                           7027                        7627                        6328
                                                           9956                       11231                        9400
                                                          10892                       13289                       10744
                                                          11334                       13894                       11191
12/31/06                                                  12051                       16446                       12684

SERVICE CLASS(1)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE    FIVE      SINCE
TOTAL RETURNS              YEAR   YEARS   INCEPTION
---------------------------------------------------
After Portfolio operating
  expenses                 6.06%  4.51%     3.19%

                                                      (After Portfolio operating
                                                                       expenses)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9536                        9591                        9074
                                                           7000                        7627                        6328
                                                           9894                       11231                        9400
                                                          10798                       13289                       10744
                                                          11209                       13894                       11191
12/31/06                                                  11888                       16446                       12684

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION

Russell 2000(R) Growth Index*                            13.35%   6.93%     4.42%
Russell 2000(R) Index*                                   18.37   11.39      9.47

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-318   MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,001.30            $4.94            $1,020.10             $4.99
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,000.05            $6.20            $1,018.85             $6.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.98% for Initial Class and 1.23% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-319

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.2
Short-Term Investments (collateral from securities lending                        26.1
  is 24.2%)
Liabilities in Excess of Cash and Other Assets                                   (24.3)

See Portfolio of Investments on page M-323 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Affiliated Managers Group, Inc.
 2.  Genlyte Group, Inc.
 3.  Trimble Navigation, Ltd.
 4.  Jefferies Group, Inc.
 5.  Kirby Corp.
 6.  Children's Place Retail Stores, Inc. (The)
 7.  TETRA Technologies, Inc.
 8.  Atwood Oceanics, Inc.
 9.  Jarden Corp.
10.  FactSet Research Systems, Inc.

 M-320   MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP SMALL CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Small Cap Growth Portfolio returned 6.32% for Initial Class shares and 6.06% for Service Class shares. Both share classes underperformed the 11.12% return of the average Lipper* Variable Products Small-Cap Growth Portfolio for the same period. Both share classes underperformed the 13.35% return of the Russell 2000(R) Growth Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS INFLUENCED THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio's performance was hindered by stock selection in the energy, consumer discretionary, health care and industrials sectors. An underweight position in materials stocks and an overweight position in the consumer discretionary sector detracted from performance. The Portfolio benefited from an underweight position in the health care and information technology sectors and an overweight position in the industrials and energy sectors.

WHAT DECISIONS GUIDED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

A key decision that had a positive effect on perfor-mance was reducing the Portfolio's significantly over-weight position in consumer discretionary stocks in the first half of 2006. Our decision to decrease the Portfolio's weighting in energy stocks during 2006 also had a positive effect.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE?

In 2006, the holdings that contributed most to performance were Terex, TETRA Technologies and Immucor. Terex advanced on rising demand for cranes and other heavy equipment. TETRA Technologies, an oil services company that operates in the Gulf of Mexico, benefited from strong demand and higher drilling activity. Immucor, which manufactures diagnostic testing equipment, advanced on strong growth in orders and earnings.

WHICH STOCKS DETRACTED MOST FROM THE PORTFOLIO'S PERFORMANCE IN 2006?

The greatest detractors from the Portfolio's performance were Beazer Homes USA, InterOil and Adolor. Beazer Homes USA suffered from sharp declines in new housing orders and weaker-than-expected earnings. InterOil declined when one of its high-potential drilling prospects produced disappointing results. Adolor fell sharply when its lead biotechnology drug experienced a delay in receiving FDA approval. InterOil and Adolor were both sold during 2006.

WERE THERE OTHER SIGNIFICANT SALES IN 2006?

We also sold several positions in the homebuilding industry, including M/I Homes, Hovnanian Enterprises and Ryland Group. The Portfolio also eliminated energy holdings Arch Coal, James River Coal and Bronco Drilling because of deteriorating fundamental trends. Finally, the Portfolio eliminated Hughes Supply, Petco, Remington Oil & Gas and Westcorp because of takeover bids.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

Yes. The Portfolio purchased Phillips-Van Heusen, which is executing well in its core men's shirt business while rapidly expanding its Calvin Klein licensing operations. We also added RBC Bearings, a manufacturer of bearing components for the aerospace, defense and industrial markets. In the health care sector, we added biotechnology firm Myogen, which was acquired by Gilead Sciences during 2006, and InVentiv Health, which provides outsourced sales and marketing services to pharmaceutical companies.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-321

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE IN 2006?

Over the course of the year, the Portfolio decreased its weightings in the consumer discretionary, energy and industrials sectors. The Portfolio increased its weightings in information technology, financials and health care. The Portfolio had no holdings in the telecommunication services or utilities sectors in 2006.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL 2000(R) GROWTH INDEX* AT YEAR-END?

As of December 31, 2006, the Portfolio was overweight relative to the Russell 2000(R) Growth Index* in energy, consumer discretionary, financials and information technology. On the same date, the Portfolio was underweight relative to the benchmark in materials, consumer staples, health care and industrials.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP SMALL CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-322   MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (98.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
Ceradyne, Inc. (a)(b)                                   42,750   $  2,415,375
                                                                 ------------

BIOTECHNOLOGY (0.4%)
Progenics Pharmaceuticals, Inc. (a)                     26,800        689,832
                                                                 ------------

CAPITAL MARKETS (5.3%)
V  Affiliated Managers Group, Inc. (a)(b)               43,300      4,552,129
Cohen & Steers, Inc.                                    14,300        574,431
V  Jefferies Group, Inc.                               124,700      3,344,454
optionsXpress Holdings, Inc.                            54,300      1,232,067
                                                                 ------------
                                                                    9,703,081
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (3.6%)
Administaff, Inc. (b)                                   36,000      1,539,720
CRA International, Inc. (a)(b)                          41,900      2,195,560
Knoll, Inc.                                             71,400      1,570,800
Mobile Mini, Inc. (a)                                   47,800      1,287,732
                                                                 ------------
                                                                    6,593,812
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.6%)
ARRIS Group, Inc. (a)                                   96,800      1,210,968
Avocent Corp. (a)                                       49,000      1,658,650
                                                                 ------------
                                                                    2,869,618
                                                                 ------------
COMPUTERS & PERIPHERALS (0.9%)
SimpleTech, Inc. (a)(b)                                128,800      1,633,184
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.1%)
Quanta Services, Inc. (a)                              100,500      1,976,835
                                                                 ------------
CONSUMER FINANCE (3.0%)
Cash America International, Inc.                        46,000      2,157,400
First Cash Financial Services, Inc. (a)                 70,400      1,821,248
World Acceptance Corp. (a)                              33,000      1,549,350
                                                                 ------------
                                                                    5,527,998
                                                                 ------------
ELECTRICAL EQUIPMENT (2.9%)
V  Genlyte Group, Inc. (a)                              46,000      3,593,060
II-VI, Inc. (a)                                         58,500      1,634,490
                                                                 ------------
                                                                    5,227,550
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (6.9%)
Anixter International, Inc. (a)                         31,100      1,688,730
Daktronics, Inc. (b)                                    18,700        689,095
FLIR Systems, Inc. (a)(b)                               59,500      1,893,885
Itron, Inc. (a)(b)                                      35,900      1,861,056
NovAtel, Inc. (a)                                       37,100      1,480,290
Rogers Corp. (a)                                        22,700      1,342,705
V  Trimble Navigation, Ltd. (a)                         70,700      3,586,611
                                                                 ------------
                                                                   12,542,372
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (10.2%)
V  Atwood Oceanics, Inc. (a)                            66,800   $  3,271,196
Dawson Geophysical Co. (a)                              41,700      1,519,131
Dresser-Rand Group, Inc. (a)                            82,000      2,006,540
Gulf Island Fabrication, Inc.                           35,600      1,313,640
GulfMark Offshore, Inc. (a)                             39,100      1,462,731
Hornbeck Offshore Services, Inc. (a)                    39,800      1,420,860
Hydril Co. (a)                                          21,300      1,601,547
V  TETRA Technologies, Inc. (a)                        128,200      3,279,356
Todco (a)(b)                                            34,800      1,189,116
W-H Energy Services, Inc. (a)                           31,700      1,543,473
                                                                 ------------
                                                                   18,607,590
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.9%)
ArthroCare Corp. (a)(b)                                 50,900      2,031,928
Dade Behring Holdings, Inc.                             70,900      2,822,529
Gen-Probe, Inc. (a)                                     24,900      1,304,013
Immucor, Inc. (a)                                       97,000      2,835,310
Integra LifeSciences Holdings Corp. (a)(b)              24,500      1,043,455
LifeCell Corp. (a)                                      30,500        736,270
                                                                 ------------
                                                                   10,773,505
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (6.6%)
Bio-Reference Laboratories, Inc. (a)                    56,600      1,272,934
Healthspring, Inc. (a)                                  73,700      1,499,795
Healthways, Inc. (a)(b)                                 46,400      2,213,744
inVentiv Health, Inc. (a)                               56,700      2,004,345
Matria Healthcare, Inc. (a)(b)                          37,600      1,080,248
Sierra Health Services, Inc. (a)                        63,100      2,274,124
WellCare Health Plans, Inc. (a)(b)                      25,300      1,743,170
                                                                 ------------
                                                                   12,088,360
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.3%)
Penn National Gaming, Inc. (a)                          57,100      2,376,502
                                                                 ------------

HOUSEHOLD DURABLES (4.5%)
Beazer Homes USA, Inc. (b)                              23,000      1,081,230
Interface, Inc. Class A (a)                             98,200      1,396,404
V  Jarden Corp. (a)(b)                                  91,900      3,197,201
Meritage Homes Corp. (a)(b)                             21,700      1,035,524
Tempur-Pedic International, Inc. (a)(b)                 71,800      1,469,028
                                                                 ------------
                                                                    8,179,387
                                                                 ------------
INSURANCE (1.1%)
Tower Group, Inc.                                       66,200      2,056,834
                                                                 ------------

INTERNET & CATALOG RETAIL (0.8%)
Coldwater Creek, Inc. (a)                               57,537      1,410,807
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (3.1%)
Digitas, Inc. (a)                                       99,400   $  1,332,954
j2 Global Communications, Inc. (a)(b)                   35,500        967,375
Travelzoo, Inc. (a)(b)                                  47,500      1,422,625
WebEx Communications, Inc. (a)(b)                       52,400      1,828,236
                                                                 ------------
                                                                    5,551,190
                                                                 ------------
IT SERVICES (0.9%)
Sykes Enterprises, Inc. (a)                             88,100      1,554,084
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (1.5%)
Nektar Therapeutics (a)(b)                              80,100      1,218,321
PAREXEL International Corp. (a)                         52,300      1,515,131
                                                                 ------------
                                                                    2,733,452
                                                                 ------------
MACHINERY (3.3%)
RBC Bearings, Inc. (a)                                  54,700      1,567,702
Terex Corp. (a)                                         31,500      2,034,270
Wabtec Corp.                                            81,800      2,485,084
                                                                 ------------
                                                                    6,087,056
                                                                 ------------
MARINE (1.8%)
V  Kirby Corp. (a)                                      97,200      3,317,436
                                                                 ------------
METALS & MINING (1.0%)
Brush Engineered Materials, Inc. (a)                    51,800      1,749,286
                                                                 ------------

MULTILINE RETAIL (0.8%)
Bon-Ton Stores, Inc. (The) (b)                          40,300      1,396,395
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (3.6%)
Giant Industries, Inc. (a)                              25,300      1,896,235
Helix Energy Solutions Group, Inc. (a)(b)               82,200      2,578,614
World Fuel Services Corp.                               48,500      2,156,310
                                                                 ------------
                                                                    6,631,159
                                                                 ------------
PERSONAL PRODUCTS (1.2%)
Chattem, Inc. (a)(b)                                    43,200      2,163,456
                                                                 ------------

PHARMACEUTICALS (0.8%)
Sciele Pharma, Inc. (a)(b)                              62,700      1,504,800
                                                                 ------------

ROAD & RAIL (1.2%)
Celadon Group, Inc. (a)                                 79,800      1,336,650
Knight Transportation, Inc.                             50,350        858,467
                                                                 ------------
                                                                    2,195,117
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.4%)
Cymer, Inc. (a)                                         30,100      1,322,895
Diodes, Inc. (a)                                        67,750      2,403,770
Hittite Microwave Corp. (a)                             41,200      1,331,584


                                                        SHARES          VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Skyworks Solutions, Inc. (a)                           198,300   $  1,403,964
Supertex, Inc. (a)                                      35,600      1,397,300
Tessera Technologies, Inc. (a)                          65,700      2,650,338
Trident Microsystems, Inc. (a)                          68,100      1,238,058
                                                                 ------------
                                                                   11,747,909
                                                                 ------------
SOFTWARE (4.7%)
V  FactSet Research Systems, Inc.                       53,150      3,001,912
Hyperion Solutions Corp. (a)                            21,350        767,319
Macrovision Corp. (a)(b)                                28,800        813,888
Mentor Graphics Corp. (a)                               85,400      1,539,762
MICROS Systems, Inc. (a)                                47,500      2,503,250
                                                                 ------------
                                                                    8,626,131
                                                                 ------------
SPECIALTY RETAIL (8.1%)
Charlotte Russe Holding, Inc. (a)                       48,500      1,491,375
V  Children's Place Retail Stores,
 Inc. (The) (a)(b)                                      51,900      3,296,688
GameStop Corp. Class A (a)(b)                           33,753      1,860,128
Guitar Center, Inc. (a)(b)                              58,200      2,645,772
Gymboree Corp. (The) (a)                                38,300      1,461,528
Hibbett Sporting Goods, Inc. (a)                        83,475      2,548,492
Tween Brands, Inc. (a)(b)                               34,800      1,389,564
                                                                 ------------
                                                                   14,693,547
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Phillips-Van Heusen Corp.                               51,700      2,593,789
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (1.0%)
Houston Wire & Cable Co. (a)(b)                         21,000        438,900
Interline Brands, Inc. (a)                              62,900      1,413,363
                                                                 ------------
                                                                    1,852,263
                                                                 ------------
Total Common Stocks
 (Cost $147,907,330)                                              179,069,712
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (26.1%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (7.5%)
Barton Capital LLC
 5.298%, due 1/4/07 (c)                             $  816,412        816,412
Charta LLC
 5.314%, due 1/11/07 (c)                               836,371        836,371
Ciesco, Inc.
 5.305%, due 1/10/07 (c)                             1,091,536      1,091,536
Compass Securitization LLC
 5.324%, due 1/18/07 (c)                             1,115,162      1,115,162
Fairway Finance Corp.
 5.301%, due 1/8/07 (c)                                836,371        836,371

 M-324 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (c)                            $  824,901   $    824,901
Greyhawk Funding LLC
 5.305%, due 1/5/07 (c)                                818,006        818,006
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (c)                               836,371        836,371
Liberty Street Funding Co.
 5.325%, due 1/29/07 (c)                               278,791        278,791
Old Line Funding LLC
 5.303%, due 1/9/07 (c)                              1,092,758      1,092,758
Prudential Funding LLC
 5.26%, due 1/3/07                                   3,440,000      3,438,995
Ranger Funding LLC
 5.308%, due 1/30/07 (c)                               836,371        836,371
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (c)                               836,371        836,371
                                                                 ------------
Total Commercial Paper
 (Cost $13,658,416)                                                13,658,416
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (3.2%)
BGI Institutional Money Market Fund (c)              5,823,770      5,823,770
                                                                 ------------
Total Investment Company
 (Cost $5,823,770)                                                  5,823,770
                                                                 ------------

                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $278,958
 (Collateralized by various Corporate Bonds and a
 U.S. Treasury Note,
 with rates between 5.00%-8.96% and maturity dates
 between 8/15/09-12/29/49, with a Principal Amount
 of
 $276,136 and a Market Value
 of $288,660) (c)                                   $   278,790        278,790
                                                                  ------------
Total Repurchase Agreement
 (Cost $278,790)                                                       278,790
                                                                  ------------
TIME DEPOSITS (15.2%)
Abbey National PLC
 5.34%, due 1/2/07 (c)                                3,345,486      3,345,486
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                                2,230,324      2,230,324

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of America Corp.
 5.27%, due 1/19/07 (c)(d)                          $ 2,230,324   $  2,230,324
Bank of Montreal
 5.30%, due 1/26/07 (c)                               1,393,952      1,393,952
Barclays
 5.32%, due 1/18/07 (c)                               1,840,017      1,840,017
Calyon
 5.31%, due 2/12/07 (c)                               2,230,324      2,230,324
Citigroup
 5.325%, due 3/22/07 (c)                              1,951,533      1,951,533
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (c)                               2,118,808      2,118,808
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               2,230,324      2,230,324
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (c)                               2,063,050      2,063,050
Rabobank Nederland
 5.29%, due 3/6/07 (c)                                1,672,743      1,672,743
Standard Chartered Bank
 5.29%, due 1/10/07 (c)                               2,230,324      2,230,324
UBS AG
 5.285%, due 1/12/07 (c)                              2,230,324      2,230,324
                                                                  ------------
Total Time Deposits
 (Cost $27,767,533)                                                 27,767,533
                                                                  ------------
Total Short-Term Investments
 (Cost $47,528,509)                                                 47,528,509
                                                                  ------------
Total Investments
 (Cost $195,435,839) (e)                                  124.3%   226,598,221(f)
Liabilities in Excess of
 Cash and Other Assets                                    (24.3)   (44,332,554)
                                                    -----------   ------------
Net Assets                                                100.0%  $182,265,667
                                                    ===========   ============

(a)  Non-income producing security.
(b) Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(e)  The cost for federal income tax purposes is $195,524,110.
(f)  At December 31, 2006 net unrealized appreciation was
     $31,074,111, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $34,422,033 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,347,922.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $195,435,839) including $42,769,141 market
  value of securities loaned                    $226,598,221
Cash                                                   4,917
Receivables:
  Fund shares sold                                    58,898
  Dividends and interest                              13,332
Other assets                                             514
                                                -------------
    Total assets                                 226,675,882
                                                -------------

LIABILITIES:
Securities lending collateral                     44,089,514
Payables:
  Manager (See Note 3)                               140,939
  Fund shares redeemed                                92,692
  Professional fees                                   33,259
  Shareholder communication                           30,212
  NYLIFE Distributors (See Note 3)                    19,187
  Custodian                                            1,010
  Directors                                              257
Accrued expenses                                       3,145
                                                -------------
    Total liabilities                             44,410,215
                                                -------------
Net assets                                      $182,265,667
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     78,371
  Service Class                                       76,199
Additional paid-in capital                       138,683,752
Accumulated undistributed net realized gain on
  investments                                     12,264,963
Net unrealized appreciation on investments        31,162,382
                                                -------------
Net assets                                      $182,265,667
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 92,818,787
                                                =============
Shares of capital stock outstanding                7,837,116
                                                =============
Net asset value per share outstanding           $      11.84
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 89,446,880
                                                =============
Shares of capital stock outstanding                7,619,852
                                                =============
Net asset value per share outstanding           $      11.74
                                                =============

 M-326 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $   454,081
  Dividends                                          308,556
  Income from securities loaned--net                  82,357
                                                 ------------
    Total income                                     844,994
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,652,786
  Distribution and service--Service Class
    (See Note 3)                                     217,559
  Professional fees                                   71,499
  Shareholder communication                           40,562
  Custodian                                           11,701
  Directors                                            9,851
  Miscellaneous                                       10,254
                                                 ------------
    Total expenses                                 2,014,212
                                                 ------------
Net investment loss                               (1,169,218)
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                  14,087,125
Net change in unrealized appreciation on
  investments                                     (2,317,336)
                                                 ------------
Net realized and unrealized gain on investments   11,769,789
                                                 ------------
Net increase in net assets resulting from
  operations                                     $10,600,571
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss            $ (1,169,218)  $   (596,142)
 Net realized gain (loss) on
  investments                     14,087,125       (910,433)
 Net change in unrealized
  appreciation on investments     (2,317,336)     7,709,461
                                ---------------------------
 Net increase in net assets
  resulting from operations       10,600,571      6,202,886
                                ---------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Initial Class                        (784)    (1,632,350)
   Service Class                        (760)    (1,384,577)
                                ---------------------------
 Total distributions to
  shareholders                        (1,544)    (3,016,927)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  16,608,438     11,633,771
   Service Class                  15,430,530     25,126,834
 Net asset value of shares issued
  to shareholders in reinvestment
  of distributions:
   Initial Class                         784      1,632,350
   Service Class                         760      1,384,577
                                ---------------------------
                                  32,040,512     39,777,532
 Cost of shares redeemed:
   Initial Class                 (24,327,018)   (25,672,239)
   Service Class                 (11,216,069)    (3,808,724)
                                ---------------------------
                                 (35,543,087)   (29,480,963)
   Increase (decrease) in net
    assets derived from
    capital share transactions    (3,502,575)    10,296,569
                                ---------------------------
   Net increase in net assets      7,096,452     13,482,528

NET ASSETS:
Beginning of year                175,169,215    161,686,687
                                ---------------------------
End of year                     $182,265,667   $175,169,215
                                ===========================

 M-328 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-329

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   INITIAL CLASS
                                            ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                             2006         2005          2004         2003         2002
Net asset value at beginning of period      $ 11.14      $ 10.89      $   9.96      $  7.03      $  9.55
                                            -------      -------      --------      -------      -------
Net investment loss (b)                       (0.06)       (0.03)        (0.06)       (0.06)       (0.05)
Net realized and unrealized gain (loss) on
  investments                                  0.76         0.48          0.99         2.99        (2.47)
                                            -------      -------      --------      -------      -------
Total from investment operations               0.70         0.45          0.93         2.93        (2.52)
                                            -------      -------      --------      -------      -------
Less distributions:
  From net realized gain on investments       (0.00)(c)    (0.20)           --           --           --
                                            -------      -------      --------      -------      -------
Net asset value at end of period            $ 11.84      $ 11.14      $  10.89      $  9.96      $  7.03
                                            =======      =======      ========      =======      =======
Total investment return                        6.32%        4.06%         9.40%       41.69%      (26.41%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                         (0.52%)      (0.26%)       (0.61%)      (0.73%)      (0.68%)
  Net expenses                                 0.98%        0.95%         0.95%        0.95%        0.95%
  Expenses (before reimbursement)              0.98%        0.98%         1.14%        1.21%        1.29%
Portfolio turnover rate                          60%          41%          108%          65%         126%
Net assets at end of period (in 000's)      $92,819      $94,855      $105,650      $90,085      $34,368

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-330 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     SERVICE CLASS
-------------------------------------------------------
                                             JUNE 5,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 11.07      $ 10.85      $  9.94        $  8.06
    -------      -------      -------      ------------
      (0.09)       (0.06)       (0.08)         (0.04)
       0.76         0.48         0.99           1.92
    -------      -------      -------      ------------
       0.67         0.42         0.91           1.88
    -------      -------      -------      ------------
      (0.00)(c)    (0.20)          --             --
    -------      -------      -------      ------------
    $ 11.74      $ 11.07      $ 10.85        $  9.94
    =======      =======      =======      ============
       6.06%        3.81%        9.13%         23.37%(d)
      (0.77%)      (0.51%)      (0.86%)        (0.98%)+(e)
       1.23%        1.20%        1.20%          1.20%+
       1.23%        1.23%        1.39%          1.46%+
         60%          41%         108%            65%
    $89,447      $80,314      $56,037        $14,398

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 9.50%    4.37%      6.37%

                                            (After Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/96                                       10000                  10000                  10000                  10000
                                               11779                  12207                  12331                  13336
                                               14975                  15477                  14815                  17148
                                               17523                  18387                  16583                  20756
                                               16760                  16638                  16562                  18866
                                               14968                  15182                  15890                  16624
                                               12489                  13084                  14376                  12950
                                               14946                  15576                  17128                  16664
                                               15898                  16453                  18603                  18478
                                               16931                  17152                  19499                  19385
12/31/06                                       18539                  18389                  21629                  22447

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE       TEN
TOTAL RETURNS              YEAR   YEARS(1)   YEARS(1)
-----------------------------------------------------
After Portfolio operating
  expenses                 9.23%    4.11%      6.10%

                                            (After Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/96                                       10000                  10000                  10000                  10000
                                               11749                  12207                  12331                  13336
                                               14898                  15477                  14815                  17148
                                               17388                  18387                  16583                  20756
                                               16587                  16638                  16562                  18866
                                               14777                  15182                  15890                  16624
                                               12299                  13084                  14376                  12950
                                               14683                  15576                  17128                  16664
                                               15580                  16453                  18603                  18478
                                               16544                  17152                  19499                  19385
12/31/06                                       18070                  18389                  21629                  22447

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS

Total Return Core Composite Index*                       10.93%   6.36%   8.02%
Total Return Growth Composite Index*                      7.21    3.91    6.28
S&P 500(R) Index*                                        15.79    6.19    8.42

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.33% and 6.34% for the Initial Class and 4.07% and 6.08% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-332   MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,078.15            $3.09            $1,022.05             $3.01
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,076.90            $4.40            $1,020.80             $4.28
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-333

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     64.3
U.S. Government & Federal Agencies                                                19.4
Short-Term Investments (collateral from securities lending                         9.9
  is 7.1%)*
Corporate Bonds                                                                    5.6
Mortgage-Backed Securities                                                         2.4
Foreign Bonds                                                                      2.3
Asset-Backed Securities                                                            1.4
Convertible Bonds                                                                  1.1
Loan Assignments                                                                   0.2
Investment Company                                                                 0.1
Municipal Bond                                                                     0.1
Yankee Bonds                                                                       0.1
Convertible Preferred Stock+                                                       0.0
Liabilities in Excess of Cash and Other Assets                                    (6.9)

*  Includes 0.9% of Short-Term Investment Company Securities.
+  Less than one tenth of a percent.

See Portfolio of Investments on page M-337 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Citigroup, Inc.
 3.  United States Treasury Note, 4.875%, due 8/15/16
 4.  Motorola, Inc.
 5.  Johnson & Johnson
 6.  Microsoft Corp.
 7.  Transocean, Inc.
 8.  Pfizer, Inc.
 9.  JPMorgan Chase & Co.
10.  United States Treasury Note, 3.875%, due 2/15/13

 M-334   MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, Richard A. Rosen, CFA, and Edmund C. Spelman of MacKay Shields LLC.

HOW DID MAINSTAY VP TOTAL RETURN PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Total Return Portfolio returned 9.50% for Initial Class shares and 9.23% for Service Class shares. Both share classes underperformed the 11.67% return of the average Lipper* Variable Products Mixed-Asset Target Allocation Growth Portfolio for the same period. Both share classes also underperformed the 15.79% return of the S&P 500(R) Index,* the Portfolio's broad-based securities-market index, as well as the 10.93% return of the Total Return Core Composite Index* for the year ended December 31, 2006. The Total Return Core Composite Index is a blended benchmark designed to represent the asset classes in which the Portfolio invests.

IN 2006, WHICH SECTORS IN THE PORTFOLIO WERE THE STRONGEST PERFORMERS AND WHICH SECTORS WERE THE WEAKEST?

The Portfolio invests in growth and value stocks as well as bonds. Effective stock selection in the finan-cials sector made the greatest positive contribution to the Portfolio's results relative to the Russell 1000(R) Index,* the equity component of the Total Return Core Composite Index.* The sectors that detracted the most from relative performance in the equity portion of the Portfolio were information technology, health care and energy.

WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2006 AND WHICH STOCKS DETRACTED?

Within the financials sector, the Portfolio's capital-markets-sensitive holdings provided strong performance as they benefited from stock and bond markets and increased merger and acquisition activity. Leading the way were Merrill Lynch, Goldman Sachs, JPMorgan, Citigroup and Morgan Stanley, all of which produced strong absolute gains. Among the Portfolio's other financial holdings, insurer Prudential Financial rose, in part because of a dividend increase and a new share buyback program.

A number of the Portfolio's information technology holdings produced disappointing results for the year. Advanced Micro Devices was sharply lower as rival Intel made new product inroads and pricing competition heated up. Intel also lagged. Several Portfolio holdings with wireless industry exposure--including Motorola and Texas Instruments--also declined. We added to the Portfolio's position in Motorola and trimmed exposure to Texas Instruments.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING 2006?

We purchased Time Warner, a global media and entertainment conglomerate with businesses ranging from online access and content to television networks, music and publishing. We were attracted by the potential in the company's cable segment after the acquisition of Adelphia's cable operations.

We added Diamond Offshore Drilling, whose operations span the Gulf of Mexico, the North Sea, South America, Africa and Southeast Asia. We also initiated a position in Lowe's, the world's second-largest home improvement retailer. The company focuses on retail do-it-yourself customers, as well as do-it-for-me customers who utilize Lowe's installation services.

We sold the Portfolio's holdings in telecommunications company Alltel following a rather weak quarterly earnings announcement. We had already been trimming the position as the stock approached our price target.

Two of the leading contributors in 2006 were Kos Pharmaceuticals, which advanced strongly after receiving a takeover bid, and Canadian nickel miner Inco, which received several offers. We later sold the Portfolio's entire position in these holdings at their respective price targets.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-335

HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS COMPARE WITH THOSE OF THE RUSSELL 1000(R) INDEX?*

At year-end, the equity portion of the Portfolio was overweight relative to the Russell 1000(R) Index* in the consumer discretionary and energy sectors. These overweight positions detracted from performance. The equity portion of the Portfolio was underweight relative to the Russell 1000(R) Index* in consumer staples and weighted in line with the Index in financials and information technology.

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO IN DURING THE REPORTING PERIOD?

We maintained an overweight position in the bond segment of the Portfolio relative to the Total Return Core Composite Index.* Since interest rates clung to a relatively narrow range and collateral showed no signs of fatigue, we expected mortgage-backed and asset-backed securities to perform well. Collateral strength was especially true of commercial real estate, where fundamentals held firm. We felt that slower appreciation in housing prices would help residential mortgage-backed securities, since borrowers would have fewer refinancing options and the future cash flows would tend to stabilize. Although most of our market expectations were met, our decision to overweight Ginnie Maes detracted from performance when demand slackened among overseas buyers. We reduced our commitment to Ginnie Maes by year-end.

HOW DID SECTOR WEIGHTINGS CHANGE IN THE BOND PORTION OF THE PORTFOLIO IN 2006?

By the beginning of the period, we had trimmed the Portfolio's high-yield exposure to a modest level, and during the year, we reduced the Portfolio's investment-grade credit exposure to an underweight position relative to the benchmark.

A notable trade for the Portfolio in 2006 was a commitment to convertible bonds. This trade allowed the bond portion of the Portfolio to take greater advantage of the stock market's advance during 2006, particularly at a time when tight spreads had reduced appreciation potential in the bond market. Performance in the bond portion of the Portfolio was also strengthened by a settlement award from a class action suit against the underwriters of Worldcom bond offerings in 2000 and 2001.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP TOTAL RETURN PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-336   MainStay VP Total Return Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM BONDS (32.6%)+
ASSET-BACKED SECURITIES (1.4%)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (0.1%)
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.41%, due 6/25/36 (a)                             $  345,000   $    345,350
                                                                 ------------
CONSUMER FINANCE (0.3%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                 1,341,775      1,309,032
                                                                 ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                   850,000        867,769
                                                                 ------------

CREDIT CARDS (0.4%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.58%, due 11/15/11 (a)                               445,000        444,937
Chase Issuance Trust
 Series 2006-C4, Class C4
 5.64%, due 1/15/14 (a)(b)                             780,000        780,000
Citibank Credit Card Issuance Trust
 Series 2006-C4, Class C4
 5.57%, due 1/9/12 (a)                                 565,000        565,000
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.55%, due 3/27/11 (a)(b)                             295,000        295,413
                                                                 ------------
                                                                    2,085,350
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (c)                               385,000        389,788
USXL Funding LLC
 Series 2006-1A, Class A
 5.379%, due 4/15/14 (c)                               366,957        366,976
                                                                 ------------
                                                                      756,764
                                                                 ------------
ELECTRIC (0.1%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                      80,687         90,369
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                     500,975        498,810
                                                                 ------------
                                                                      589,179
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HOME EQUITY (0.1%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-3, Class A3
 5.61%, due 11/25/36                                $  295,000   $    294,890
 Series 2006-1, Class A3
 5.706%, due 7/25/36                                   450,000        450,768
                                                                 ------------
                                                                      745,658
                                                                 ------------
Total Asset-Backed Securities
 (Cost $6,703,623)                                                  6,699,102
                                                                 ------------

CONVERTIBLE BONDS (1.1%)
-----------------------------------------------------------------------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
 0.125%, due 2/1/11 (c)                                535,000        524,300
                                                                 ------------

DISTRIBUTION & WHOLESALE (0.1%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17 (d)                        485,000        584,425
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                            515,000        685,825
                                                                 ------------

INSURANCE (0.0%)++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                       45,000         44,662
                                                                 ------------

LODGING (0.2%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                   455,000        720,037
                                                                 ------------

MEDIA (0.1%)
Liberty Media Corp.
 3.50%, due 1/15/31                                    530,000        531,325
                                                                 ------------

OIL & GAS SERVICES (0.1%)
Schlumberger, Ltd.
 Series A
 1.50%, due 6/1/23                                     355,000        627,906
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
-----------------------------------------------------------------------------
ax
PHARMACEUTICALS (0.3%)
ALZA Corp.
 (zero coupon), due 7/28/20 (d)                     $  655,000   $    597,687
Teva Pharmaceutical Finance LLC
 Series C
 0.25%, due 2/1/26                                     405,000        388,294
Wyeth
 5.109%, due 1/15/24 (a)(d)                            535,000        583,471
                                                                 ------------
                                                                    1,569,452
                                                                 ------------
Total Convertible Bonds
 (Cost $4,890,004)                                                  5,287,932
                                                                 ------------

CORPORATE BONDS (5.6%)
-----------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 6.625%, due 8/15/15                                    50,000         49,562
                                                                 ------------

AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
 8.875%, due 4/1/08                                     45,000         46,350
 9.00%, due 8/1/09                                      15,000         16,050
                                                                 ------------
                                                                       62,400
                                                                 ------------
AGRICULTURE (0.1%)
Cargill, Inc.
 4.375%, due 6/1/13 (c)                                460,000        433,569
Reynolds American, Inc.
 7.625%, due 6/1/16                                     30,000         31,786
 7.75%, due 6/1/18                                      30,000         31,847
                                                                 ------------
                                                                      497,202
                                                                 ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (e)(f)                            105,000         70,350
Southwest Airlines Co.
 5.125%, due 3/1/17                                    545,000        505,346
                                                                 ------------
                                                                      575,696
                                                                 ------------
AUTO PARTS & EQUIPMENT (0.1%)
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (c)(e)(f)                         45,000             56
FleetPride Corp.
 11.50%, due 10/1/14 (c)                                95,000         95,000
Goodyear Tire & Rubber Co. (The)
 8.625%, due 12/1/11 (c)                                70,000         72,275
 11.25%, due 3/1/11                                     55,000         60,775

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (CONTINUED)
Lear Corp.
 8.50%, due 12/1/13 (c)                             $   45,000   $     43,650
 8.75%, due 12/1/16 (c)                                 45,000         43,481
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (d)                               50,000         51,000
                                                                 ------------
                                                                      366,237
                                                                 ------------
BANKS (0.2%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                    685,000        652,928
USB Capital IX
 6.189%, due 10/15/49 (a)                              135,000        137,874
                                                                 ------------
                                                                      790,802
                                                                 ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 9/1/16                                      55,000         56,512
                                                                 ------------

BUILDING MATERIALS (0.1%)
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                     30,000         29,325
USG Corp.
 6.30%, due 11/15/16 (c)                               195,000        193,292
                                                                 ------------
                                                                      222,617
                                                                 ------------
CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                     55,000         52,250
Millennium America, Inc.
 7.625%, due 11/15/26                                   75,000         68,437
Mosaic Global Holdings, Inc.
 7.375%, due 12/1/14 (c)                                50,000         51,312
 7.625%, due 12/1/16 (c)                                65,000         67,356
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (c)                                 10,000          9,800
Terra Capital, Inc.
 12.875%, due 10/15/08                                  60,000         66,900
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                     65,000         68,412
                                                                 ------------
                                                                      384,467
                                                                 ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                    35,000         37,275
 7.875%, due 11/1/26                                    25,000         26,875
                                                                 ------------
                                                                       64,150
                                                                 ------------
COMMERCIAL SERVICES (0.0%)++
Service Corp. International
 7.375%, due 10/1/14                                    35,000         36,575
 7.625%, due 10/1/18                                    35,000         37,100

 M-338 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL SERVICES (CONTINUED)
Vertrue, Inc.
 9.25%, due 4/1/14                                  $   65,000   $     68,250
                                                                 ------------
                                                                      141,925
                                                                 ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                     35,000         33,075
 9.125%, due 8/15/13                                    25,000         26,250
                                                                 ------------
                                                                       59,325
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                    180,000        185,850
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                    580,000        560,354
Citigroup, Inc.
 5.00%, due 9/15/14                                    700,000        683,478
Ford Motor Credit Co.
 7.375%, due 10/28/09                                   45,000         45,096
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                    400,000        395,724
 6.75%, due 12/1/14                                     60,000         61,628
 8.00%, due 11/1/31                                     80,000         91,845
HSBC Finance Corp.
 4.75%, due 4/15/10                                    520,000        513,047
Idearc, Inc.
 8.00%, due 11/15/16 (c)                               100,000        101,500
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                    35,000         37,712
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (c)                                255,000        245,636
Rainbow National Services LLC
 8.75%, due 9/1/12 (c)                                  50,000         52,562
Regency Energy Partners, L.P./Regency Energy
 Finance Corp.
 8.375%, due 12/15/13 (c)                               85,000         85,212
Residential Capital Corp.
 6.50%, due 4/17/13                                    400,000        405,374
Stripes Acquisition LLC/Susser Finance Corp.
 10.625%, due 12/15/13 (c)                              40,000         43,400
                                                                 ------------
                                                                    3,508,418
                                                                 ------------
ELECTRIC (0.5%)
AES Corp. (The)
 9.00%, due 5/15/15 (c)                                 85,000         91,375
Calpine Corp.
 8.50%, due 7/15/10 (c)(e)                              76,000         81,130

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
ELECTRIC (CONTINUED)
Consumers Energy Co.
 Series F
 4.00%, due 5/15/10                                 $  450,000   $    430,128
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (c)                               540,000        522,785
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (c)                              320,323        353,957
NiSource Finance Corp.
 5.25%, due 9/15/17                                    300,000        281,176
 5.45%, due 9/15/20                                    400,000        372,539
NRG Energy, Inc.
 7.25%, due 2/1/14                                      10,000         10,075
 7.375%, due 2/1/16                                     20,000         20,100
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                    14,000         14,385
Reliant Energy Mid-Atlantic Power Holdings LLC
 Series C
 9.681%, due 7/2/26                                     60,000         71,400
Tenaska Virginia Partners, L.P.
 6.119%, due 3/30/24 (c)                               266,521        267,766
                                                                 ------------
                                                                    2,516,816
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Emerson Electric Co.
 6.00%, due 8/15/32                                    520,000        541,560
                                                                 ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
 6.75%, due 8/15/14                                     45,000         45,883
                                                                 ------------

ENTERTAINMENT (0.1%)
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                    35,000         34,737
 8.00%, due 11/15/13                                    80,000         83,000
Jacobs Entertainment Co.
 9.75%, due 6/15/14                                     45,000         45,675
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                    70,000         70,000
Speedway Motorsports, Inc.
 6.75%, due 6/1/13                                     115,000        115,000
Vail Resorts, Inc.
 6.75%, due 2/15/14                                    115,000        115,000
                                                                 ------------
                                                                      463,412
                                                                 ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                    55,000         53,075
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.1%)
Georgia-Pacific Corp.
 7.00%, due 1/15/15 (c)                             $  100,000   $     99,750
 7.125%, due 1/15/17 (c)                               370,000        369,075
 7.75%, due 11/15/29                                    10,000          9,975
 8.00%, due 1/15/24                                     15,000         15,225
 8.875%, due 5/15/31                                    20,000         21,150
                                                                 ------------
                                                                      515,175
                                                                 ------------
HEALTH CARE--SERVICES (0.3%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (d)                                25,000         23,750
HCA, Inc.
 8.75%, due 9/1/10                                      85,000         88,612
Highmark, Inc.
 6.80%, due 8/15/13 (c)                                835,000        875,752
Quest Diagnostics, Inc.
 5.45%, due 11/1/15                                    215,000        207,539
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                     70,000         71,225
                                                                 ------------
                                                                    1,266,878
                                                                 ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
 9.50%, due 10/1/08                                     45,000         47,025
                                                                 ------------

INSURANCE (0.2%)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                                   50,000         54,125
Fund American Cos., Inc.
 5.875%, due 5/15/13                                   375,000        372,759
Marsh & McLennan Cos., Inc.
 3.625%, due 2/15/08                                   365,000        357,111
                                                                 ------------
                                                                      783,995
                                                                 ------------
LEISURE TIME (0.0%)++
Town Sports International, Inc.
 9.625%, due 4/15/11                                    65,000         68,656
                                                                 ------------

LODGING (0.1%)
Boyd Gaming Corp.
 7.75%, due 12/15/12                                    90,000         93,038
MGM Mirage, Inc.
 7.00%, due 11/15/36                                   105,000        106,838
 8.50%, due 9/15/10                                     75,000         80,250
MTR Gaming Group, Inc.
 Series B
 9.75%, due 4/1/10                                      45,000         47,475
Park Place Entertainment Corp.
 9.375%, due 2/15/07                                   115,000        115,288
                                                                 ------------
                                                                      442,889
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                 $  345,000   $    355,121
                                                                 ------------

MEDIA (0.4%)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                     70,000         70,700
MediaNews Group, Inc.
 6.375%, due 4/1/14                                     65,000         55,900
Morris Publishing Group LLC
 7.00%, due 8/1/13                                      50,000         47,375
Paxson Communications Corp.
 8.624%, due 1/15/12 (a)(c)                             10,000         10,125
 11.624%, due 1/15/13 (a)(c)                            45,000         45,563
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                  1,180,000      1,397,288
Viacom, Inc.
 6.25%, due 4/30/16                                    300,000        297,922
Ziff Davis Media, Inc.
 11.371%, due 5/1/12 (a)                                45,000         42,806
                                                                 ------------
                                                                    1,967,679
                                                                 ------------
METAL FABRICATE & HARDWARE (0.0%)++
Neenah Foundary Co.
 9.50%, due 1/1/17 (c)                                  85,000         85,425
                                                                 ------------

MINING (0.1%)
Southern Copper Corp.
 7.50%, due 7/27/35                                    270,000        292,757
                                                                 ------------

MISCELLANEOUS--MANUFACTURING (0.0%)++
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (c)                                  55,000         57,200
                                                                 ------------

OIL & GAS (0.7%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                     90,000         89,550
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                     95,000         92,863
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                   400,000        406,581
Forest Oil Corp.
 8.00%, due 12/15/11                                    60,000         62,400
Gazprom International S.A.
 7.201%, due 2/1/20 (c)                                500,000        528,750
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (c)                                  45,000         47,588
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                   420,000        429,660

 M-340 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
OIL & GAS (CONTINUED)
Pogo Producing Co.
 6.625%, due 3/15/15                                $   40,000   $     38,100
 6.875%, due 10/1/17                                   125,000        119,375
Pride International, Inc.
 7.375%, due 7/15/14                                    35,000         36,138
Ras Laffan Liquefied Natural
 Gas Co., Ltd. III
 6.332%, due 9/30/27 (c)                               595,000        602,670
Sunoco Logistics Partners Operations, L.P.
 6.125%, due 5/15/16                                   660,000        665,316
Vintage Petroleum, Inc.
 8.25%, due 5/1/12                                      30,000         31,483
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                      85,000         84,788
                                                                 ------------
                                                                    3,235,262
                                                                 ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (c)                                 35,000         35,175
Complete Production Services, Inc.
 8.00%, due 12/15/16 (c)                                75,000         76,875
                                                                 ------------
                                                                      112,050
                                                                 ------------
PACKAGING & CONTAINERS (0.0%)++
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (c)                                45,000         45,675
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                     45,000         46,238
 8.875%, due 2/15/09                                    40,000         40,900
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                     45,000         45,113
                                                                 ------------
                                                                      177,926
                                                                 ------------
PHARMACEUTICALS (0.2%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                    935,000      1,003,608
                                                                 ------------

PIPELINES (0.1%)
ANR Pipeline Co.
 9.625%, due 11/1/21                                    40,000         53,081
Copano Energy LLC
 8.125%, due 3/1/16                                     45,000         46,575
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                    65,000         72,849
El Paso Production Holding Co.
 7.75%, due 6/1/13                                      25,000         26,156

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PIPELINES (CONTINUED)
MarkWest Energy Partners, L.P./MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                $   60,000   $     57,900
 8.50%, due 7/15/16 (c)                                 15,000         15,600
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                    45,000         46,179
                                                                 ------------
                                                                      318,340
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Host Marriott L.P.
 Series Q
 6.75%, due 6/1/16                                      35,000         35,044
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                      70,000         70,525
ProLogis
 5.625%, due 11/15/16                                  560,000        555,818
                                                                 ------------
                                                                      661,387
                                                                 ------------
RETAIL (0.3%)
CVS Corp.
 5.789%, due 1/10/26 (c)                                69,489         67,963
Home Depot, Inc.
 5.40%, due 3/1/16                                     435,000        425,450
Rite Aid Corp.
 7.50%, due 1/15/15                                     95,000         94,050
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                    31,000         32,356
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                     25,000         23,000
Wal-Mart Stores, Inc.
 4.50%, due 7/1/15                                      25,000         23,556
 5.25%, due 9/1/35                                     610,000        560,162
                                                                 ------------
                                                                    1,226,537
                                                                 ------------
SAVINGS & LOANS (0.1%)
Washington Mutual Bank
 5.95%, due 5/20/13                                    390,000        396,418
                                                                 ------------

SEMICONDUCTORS (0.0%)++
Freescale Semiconductor, Inc.
 8.875%, due 12/15/14 (c)                              100,000         99,625
MagnaChip Semiconductor S.A.
 8.61%, due 12/15/11 (a)                               100,000         86,000
                                                                 ------------
                                                                      185,625
                                                                 ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
 4.75%, due 12/1/09 (c)                                585,000        569,020
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (0.3%)
Ameritech Capital Funding Corp.
 6.25%, due 5/18/09                                 $  220,000   $    222,474
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11 (c)                                35,000         36,881
GCI, Inc.
 7.25%, due 2/15/14                                     50,000         49,625
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                    265,000        244,463
 6.50%, due 1/15/28                                     65,000         59,963
PanAmSat Corp.
 9.00%, due 8/15/14                                     32,000         33,800
 9.00%, due 6/15/16 (c)                                 60,000         63,525
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                     45,000         46,013
Qwest Corp.
 7.125%, due 11/15/43                                   15,000         14,400
 7.25%, due 9/15/25                                     30,000         30,825
 7.50%, due 10/1/14                                     95,000        100,700
 8.875%, due 3/15/12                                    20,000         22,275
Sprint Nextel Corp.
 6.00%, due 12/1/16                                    225,000        219,291
                                                                 ------------
                                                                    1,144,235
                                                                 ------------
TEXTILES (0.1%)
INVISTA
 9.25%, due 5/1/12 (c)                                  75,000         80,438
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                   355,000        352,445
                                                                 ------------
                                                                      432,883
                                                                 ------------
Total Corporate Bonds
 (Cost $25,531,633)                                                25,746,150
                                                                 ------------

FOREIGN BONDS (2.3%)
-----------------------------------------------------------------------------
BEVERAGES (0.4%)
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                1,355,000      1,639,550
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                   245,000        240,634
                                                                 ------------
                                                                    1,880,184
                                                                 ------------
COMMERCIAL SERVICES (0.0%)++
Quebecor World, Inc.
 9.75%, due 1/15/15 (c)                                 50,000         50,313
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (c)                           $  230,000   $    229,425
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (c)                                545,000        579,744
                                                                 ------------
                                                                      809,169
                                                                 ------------
ELECTRIC (0.1%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (c)                               360,000        353,512
                                                                 ------------

ELECTRONICS (0.0%)++
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (c)                               75,000         77,531
 9.50%, due 10/15/15 (c)                                95,000         97,375
                                                                 ------------
                                                                      174,906
                                                                 ------------
FOREIGN SOVEREIGN (0.2%)
Republic of Panama
 6.70%, due 1/26/36 (d)                                500,000        520,000
United Mexican States
 8.125%, due 12/30/19                                  350,000        425,250
                                                                 ------------
                                                                      945,250
                                                                 ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
 7.95%, due 11/15/11                                     5,000          4,900
                                                                 ------------

HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
 6.50%, due 2/13/13 (c)                                485,000        507,581
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.0%)++
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (c)                               140,000        140,954
                                                                 ------------

INSURANCE (0.1%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (c)                                250,000        244,524
                                                                 ------------

LEISURE TIME (0.2%)
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13                                   650,000        658,870
                                                                 ------------

MEDIA (0.2%)
BSKYB Finance UK PLC
 5.625%, due 10/15/15 (c)                              520,000        509,284
 6.50%, due 10/15/35 (c)                               260,000        257,130
CanWest Media, Inc.
 8.00%, due 9/15/12                                     25,000         26,094
Nielsen Finance LLC/Nielsen Finance Co.
 10.00%, due 8/1/14 (c)                                  5,000          5,419

 M-342 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Quebecor Media, Inc.
 7.75%, due 3/15/16                                 $   10,000   $     10,213
Videotron Ltee
 6.375%, due 12/15/15                                   50,000         48,875
                                                                 ------------
                                                                      857,015
                                                                 ------------
MINING (0.3%)
Alcan, Inc.
 5.00%, due 6/1/15                                     475,000        451,788
Corporacion Nacional del Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (c)                               475,000        475,010
Vale Overseas, Ltd.
 8.25%, due 1/17/34                                    365,000        432,358
                                                                 ------------
                                                                    1,359,156
                                                                 ------------
OIL & GAS (0.2%)
Burlington Resources Finance Co.
 7.20%, due 8/15/31                                    850,000        996,147
                                                                 ------------

PHARMACEUTICALS (0.0%)++
Angiotech Pharmaceuticals, Inc.
 7.75%, due 4/1/14 (c)                                  50,000         43,500
                                                                 ------------

RETAIL (0.0%)++
Jean Coutu Group PJC, Inc. (The)
 8.50%, due 8/1/14 (d)                                  45,000         45,281
                                                                 ------------

TELECOMMUNICATIONS (0.3%)
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                    60,000         65,400
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (c)                                45,000         49,219
Satelites Mexicanos S.A. de C.V.
 14.11%, due 11/30/11 (a)                               55,000         58,163
Telecom Italia Capital S.A.
 7.20%, due 7/18/36                                    410,000        428,334
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                    675,000        657,088
Vodafone Group PLC
 4.625%, due 7/15/18                                   130,000        115,795
 5.75%, due 3/15/16                                    120,000        119,921
                                                                 ------------
                                                                    1,493,920
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TRANSPORTATION (0.0%)++
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                $  115,000   $    124,200
Stena AB
 9.625%, due 12/1/12                                    45,000         47,925
                                                                 ------------
                                                                      172,125
                                                                 ------------
Total Foreign Bonds
 (Cost $10,383,552)                                                10,737,307
                                                                 ------------

MORTGAGE-BACKED SECURITIES (2.4%)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.4%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                  805,000        798,506
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)(c)                            307,127        307,127
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41 (c)                              760,000        732,142
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.226%, due 7/15/44 (a)                               815,000        813,136
Commercial Mortgage Pass-Through Certificates
 Series 2006-C7, Class A4
 5.769%, due 6/10/46                                   425,000        440,402
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                             1,070,000      1,077,387
Four Times Square Trust
 Series 2006-4TS, Class A
 5.401%, due 12/13/28 (c)                              480,000        474,326
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                 1,050,000      1,008,203
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                  692,232        675,871
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                              640,000        634,497
 Series 2006-C4, Class A4
 5.899%, due 6/15/38 (a)                               380,000        397,480

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
axMerrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                $  586,963   $    573,558
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                            1,530,000      1,483,191
National RMBS Trust
 Series 2006-3, Class A1
 5.444%, due 10/20/37 (a)(c)                         1,090,000      1,090,000
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (c)                              160,000        162,525
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                   231,156        225,610
                                                                 ------------
Total Mortgage-Backed Securities
 (Cost $11,019,220)                                                10,893,961
                                                                 ------------

MUNICIPAL BOND (0.1%)
-----------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                395,000        394,980
                                                                 ------------
Total Municipal Bond
 (Cost $395,000)                                                      394,980
                                                                 ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (19.4%)
-----------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                    582,572        583,797
                                                                 ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (g)                                278,447        281,558
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.4%)
 3.00%, due 8/1/10                                     343,229        329,907
 4.321%, due 3/1/35 (a)                              1,130,401      1,112,846
 5.00%, due 8/1/33                                     604,535        584,336
 5.50%, due 1/1/21                                   2,173,878      2,172,112
 5.50%, due 7/1/34                                   2,269,017      2,247,313

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
 5.50%, due 1/1/36                                  $2,947,315   $  2,915,355
 5.50%, due 9/1/36                                     433,742        428,908
 6.00%, due 3/1/36                                   1,374,642      1,385,118
                                                                 ------------
                                                                   11,175,895
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.5%)
 4.00%, due 9/2/08                                   4,795,000      4,705,588
 4.625%, due 5/1/13                                    870,000        843,250
 5.125%, due 1/2/14                                    545,000        543,571
 5.25%, due 8/1/12                                   2,330,000      2,341,328
 6.25%, due 2/1/11                                     435,000        453,330
 6.625%, due 9/15/09                                 2,565,000      2,670,788
                                                                 ------------
                                                                   11,557,855
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.9%)
 4.50%, due 4/1/18                                     672,304        650,151
 4.50%, due 7/1/18                                   2,245,677      2,171,681
 4.50%, due 11/1/18                                  3,056,901      2,956,174
 4.50%, due 9/1/20                                     850,000        820,077
 5.00%, due 9/1/20                                     377,500        371,121
 5.00%, due 10/1/20                                    377,500        371,122
 5.00%, due 12/1/20                                  1,893,184      1,861,195
 5.00%, due 7/1/35                                     535,292        516,954
 5.00%, due 2/1/36                                   1,426,646      1,377,772
 5.00%, due 5/1/36                                   1,405,000      1,356,868
 5.00%, due 6/1/36                                   3,170,353      3,060,712
 5.50%, due 2/1/17                                   2,465,377      2,471,260
 5.50%, due 4/1/21                                   2,313,030      2,312,622
 5.50%, due 6/1/21                                   3,733,591      3,733,046
 5.50%, due 6/1/33                                   3,510,721      3,474,934
 5.50%, due 11/1/33                                  1,957,485      1,937,531
 5.50%, due 12/1/33                                  1,242,968      1,230,298
 5.50%, due 6/1/34                                   1,415,905      1,400,725
 6.00%, due 1/1/33                                     605,226        610,749
 6.00%, due 3/1/33                                     779,617        786,190
 6.00%, due 9/1/34                                     832,834        839,076
 6.00%, due 9/1/35                                   2,579,167      2,599,167
 6.00%, due 10/1/35                                  1,927,018      1,940,487
 6.00%, due 6/1/36                                   1,568,421      1,579,041
 6.50%, due 6/1/31                                     301,830        309,001
 6.50%, due 8/1/31                                     245,606        251,441
 6.50%, due 10/1/31                                    337,053        345,061
                                                                 ------------
                                                                   41,334,456
                                                                 ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                    653,011        621,831
                                                                 ------------

 M-344 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------
FREDDIE MAC REFERENCE REMIC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.3%)
 Series R001, Class AE
 4.375%, due 4/15/15                                $1,174,955   $  1,145,709
                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.6%)
 5.00%, due 3/15/36                                    841,497        818,593
 5.00%, due 6/15/36                                    529,344        514,724
 6.00%, due 4/15/29                                    522,291        530,858
 6.00%, due 8/15/32                                  1,078,229      1,094,897
                                                                 ------------
                                                                    2,959,072
                                                                 ------------
UNITED STATES TREASURY BONDS (1.4%)
 6.25%, due 8/15/23 (d)                              1,180,000      1,358,199
 6.25%, due 5/15/30                                  2,795,000      3,329,544
 6.875%, due 8/15/25                                   650,000        804,680
 7.50%, due 11/15/16                                    60,000         72,909
 8.75%, due 8/15/20                                    580,000        801,850
                                                                 ------------
                                                                    6,367,182
                                                                 ------------
UNITED STATES TREASURY NOTES (3.0%)
V    3.875%, due 2/15/13 (d)                         5,270,000      5,043,759
 4.50%, due 2/15/09 (d)                                605,000        601,337
 4.875%, due 7/31/11                                 1,695,000      1,706,918
V    4.875%, due 8/15/16 (d)                         6,340,000      6,415,782
                                                                 ------------
                                                                   13,767,796
                                                                 ------------
Total U.S. Government & Federal Agencies
 (Cost $89,935,200)                                                89,795,151
                                                                 ------------
LOAN ASSIGNMENTS (0.2%) (h)
-----------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                    175,000        176,969
                                                                 ------------

CHEMICALS (0.0%)++
Talecris Biotherapeutics, Inc.
 2nd Lien Term Loan
 13.50%, due 12/6/14                                   100,000        100,125
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (0.0%)++
BHM Technologies LLC
 1st Lien Term Loan
 8.437%, due 7/23/13                                   118,679        114,080
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
HEALTH CARE--SERVICES (0.0%)++
HCA, Inc.
 Term Loan B
 8.114%, due 11/17/13                               $  165,000   $    166,809
                                                                 ------------

MINING (0.0%)++
Aleris International, Inc.
 New Term Loan B
 8.125%, due 12/19/13                                  100,000        100,438
                                                                 ------------

REAL ESTATE (0.1%)
LNR Property Corp.
 Initial Tranche B Term Loan
 8.12%, due 7/12/11                                    140,000        140,408
Rental Services Corp.
 2nd Lien Term Loan
 8.86%, due 11/27/10                                   100,000        100,844
                                                                 ------------
                                                                      241,252
                                                                 ------------
RETAIL (0.1%)
Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                                  117,500        118,161
Toys "R" Us (Delaware), Inc.
 Term Loan
 10.349%, due 1/9/13                                   100,000        100,328
                                                                 ------------
                                                                      218,489
                                                                 ------------
Total Loan Assignments
 (Cost $1,113,246)                                                  1,118,162
                                                                 ------------

YANKEE BONDS (0.1%) (i)
-----------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                   120,000        114,600
                                                                 ------------

INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (d)                                15,000         13,838
 8.30%, due 4/15/26 (d)                                 10,000          9,950
                                                                 ------------
                                                                       23,788
                                                                 ------------
LEISURE TIME (0.1%)
Royal Caribbean Cruises, Ltd.
 7.00%, due 6/15/13                                    200,000        203,568
                                                                 ------------
Total Yankee Bonds
 (Cost $333,142)                                                      341,956
                                                                 ------------
Total Long-Term Bonds
 (Cost $150,304,620)                                              151,014,701
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
ax

INVESTMENT COMPANY (0.1%)
-----------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (j)                8,000   $    660,560
                                                                 ------------
Total Investment Company
 (Cost $600,960)                                                      660,560
                                                                 ------------
COMMON STOCKS (64.3%)
-----------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc.                                     23,500      2,456,690
                                                                 ------------

AEROSPACE & DEFENSE (1.6%)
L-3 Communications Holdings, Inc.                       30,100      2,461,578
Northrop Grumman Corp.                                  26,200      1,773,740
United Technologies Corp.                               48,200      3,013,464
                                                                 ------------
                                                                    7,248,782
                                                                 ------------
APPAREL (1.3%)
Coach, Inc. (k)                                         91,900      3,948,024
NIKE, Inc. Class B                                      21,700      2,148,951
                                                                 ------------
                                                                    6,096,975
                                                                 ------------
BANKS (4.5%)
V  Bank of America Corp.                               158,500      8,462,315
Bank of New York Co., Inc. (The)                        87,700      3,452,749
PNC Financial Services Group, Inc.                      43,200      3,198,528
U.S. Bancorp                                            70,200      2,540,538
Wachovia Corp.                                          54,100      3,080,995
                                                                 ------------
                                                                   20,735,125
                                                                 ------------
BEVERAGES (0.5%)
PepsiCo, Inc.                                           39,800      2,489,490
                                                                 ------------

BIOTECHNOLOGY (0.9%)
Amgen, Inc. (k)                                         27,000      1,844,370
Genentech, Inc. (k)                                     27,700      2,247,301
                                                                 ------------
                                                                    4,091,671
                                                                 ------------
BUILDING MATERIALS (0.5%)
Ainsworth Lumber Co., Ltd. (d)                             200          1,630
American Standard Cos., Inc.                            51,700      2,370,445
                                                                 ------------
                                                                    2,372,075
                                                                 ------------
CHEMICALS (1.7%)
E.I. du Pont de Nemours & Co.                           87,600      4,266,996
Praxair, Inc.                                           60,000      3,559,800
                                                                 ------------
                                                                    7,826,796
                                                                 ------------
COAL (0.4%)
Peabody Energy Corp.                                    40,100      1,620,441
                                                                 ------------


                                                        SHARES          VALUE
COMPUTERS (2.7%)
Apple Computer, Inc. (k)                                47,000   $  3,987,480
Computer Sciences Corp. (k)                             32,600      1,739,862
EMC Corp. (k)                                          180,200      2,378,640
International Business Machines Corp.                   33,500      3,254,525
Research In Motion, Ltd. (k)                             9,200      1,175,576
                                                                 ------------
                                                                   12,536,083
                                                                 ------------
DISTRIBUTION & WHOLESALE (0.3%)
W.W. Grainger, Inc.                                     19,600      1,370,824
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (6.5%)
American Express Co.                                    47,000      2,851,490
Ameriprise Financial, Inc.                              15,500        844,750
Capital One Financial Corp.                             18,800      1,444,216
V  Citigroup, Inc.                                     142,900      7,959,530
Goldman Sachs Group, Inc. (The)                         11,400      2,272,590
V  JPMorgan Chase & Co. (d)                            105,684      5,104,537
Lehman Brothers Holdings, Inc.                          21,700      1,695,204
Merrill Lynch & Co., Inc.                               36,600      3,407,460
Morgan Stanley                                          54,400      4,429,792
                                                                 ------------
                                                                   30,009,569
                                                                 ------------
ELECTRIC (0.8%)
Dynegy, Inc. Class A (k)                                    33            239
Energy East Corp.                                       76,200      1,889,760
FirstEnergy Corp.                                       28,000      1,685,880
                                                                 ------------
                                                                    3,575,879
                                                                 ------------
ELECTRONICS (0.9%)
Thermo Fisher Scientific, Inc. (k)                      87,700      3,971,933
                                                                 ------------

FOOD (0.9%)
General Mills, Inc.                                     29,500      1,699,200
Kroger Co. (The)                                       109,500      2,526,165
                                                                 ------------
                                                                    4,225,365
                                                                 ------------
HEALTH CARE--PRODUCTS (1.3%)
V  Johnson & Johnson                                    89,200      5,888,984
                                                                 ------------

HEALTH CARE--SERVICES (2.1%)
Coventry Health Care, Inc. (k)                          30,450      1,524,023
Quest Diagnostics, Inc.                                 60,500      3,206,500
UnitedHealth Group, Inc.                                35,300      1,896,669
WellPoint, Inc. (k)                                     40,000      3,147,600
                                                                 ------------
                                                                    9,774,792
                                                                 ------------
HOME FURNISHINGS (0.4%)
Harman International Industries, Inc.                   19,200      1,918,272
                                                                 ------------

HOUSEHOLD PRODUCTS & WARES (0.4%)
Kimberly-Clark Corp.                                    25,700      1,746,315
                                                                 ------------

 M-346 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (2.9%)
Genworth Financial, Inc. Class A                        92,300   $  3,157,583
Hartford Financial Services Group, Inc. (The)           25,800      2,407,398
PMI Group, Inc. (The) (d)                               63,400      2,990,578
Prudential Financial, Inc.                              58,600      5,031,396
                                                                 ------------
                                                                   13,586,955
                                                                 ------------
INTERNET (0.4%)
Akamai Technologies, Inc. (d)(k)                        38,900      2,066,368
                                                                 ------------

LEISURE TIME (0.5%)
Harley-Davidson, Inc.                                   35,100      2,473,497
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.3%)
Caterpillar, Inc.                                       24,000      1,471,920
                                                                 ------------
MEDIA (2.0%)
Comcast Corp. Class A (k)                               93,000      3,936,690
Gannett Co., Inc.                                       33,900      2,049,594
News Corp. Class A                                      86,200      1,851,576
Tribune Co. (d)                                         52,500      1,615,950
                                                                 ------------
                                                                    9,453,810
                                                                 ------------
METAL FABRICATE & HARDWARE (0.2%)
Precision Castparts Corp.                                8,800        688,864
                                                                 ------------

MINING (0.5%)
Alcoa, Inc.                                             80,000      2,400,800
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (2.6%)
Danaher Corp.                                           48,600      3,520,584
General Electric Co.                                    94,800      3,527,508
Honeywell International, Inc.                           71,200      3,221,088
Pentair, Inc.                                           50,200      1,576,280
                                                                 ------------
                                                                   11,845,460
                                                                 ------------
OIL & GAS (5.4%)
Apache Corp.                                            16,200      1,077,462
Chevron Corp.                                           59,900      4,404,447
ConocoPhillips                                          51,000      3,669,450
Diamond Offshore Drilling, Inc. (d)                     26,600      2,126,404
ENSCO International, Inc.                               48,200      2,412,892
Rowan Cos., Inc. (d)                                   133,600      4,435,520
V  Transocean, Inc. (k)                                 64,700      5,233,583
Valero Energy Corp.                                     33,200      1,698,512
                                                                 ------------
                                                                   25,058,270
                                                                 ------------


                                                        SHARES          VALUE
OIL & GAS SERVICES (1.8%)
Baker Hughes, Inc.                                      43,000   $  3,210,380
BJ Services Co.                                         70,500      2,067,060
Weatherford International, Ltd. (k)                     74,700      3,121,713
                                                                 ------------
                                                                    8,399,153
                                                                 ------------
PACKAGING & CONTAINERS (0.3%)
Ball Corp.                                              33,000      1,438,800
                                                                 ------------

PHARMACEUTICALS (4.4%)
Abbott Laboratories                                     65,400      3,185,634
Barr Pharmaceuticals, Inc. (k)                          56,500      2,831,780
Caremark Rx, Inc.                                       31,200      1,781,832
Gilead Sciences, Inc. (k)                               44,800      2,908,864
V  Pfizer, Inc.                                        200,500      5,192,950
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (l)                                                69,700      2,166,276
Wyeth                                                   47,300      2,408,516
                                                                 ------------
                                                                   20,475,852
                                                                 ------------
RETAIL (4.4%)
Bed Bath & Beyond, Inc. (k)                             54,400      2,072,640
Best Buy Co., Inc.                                      38,100      1,874,139
CVS Corp.                                               83,600      2,584,076
Gap, Inc. (The)                                        100,000      1,950,000
Home Depot, Inc. (The) (d)                              98,900      3,971,824
Kohl's Corp. (k)                                        50,700      3,469,401
Lowe's Cos., Inc. (d)                                   56,600      1,763,090
Star Gas Partners, L.P. (k)                                387          1,362
Target Corp.                                            47,000      2,681,350
                                                                 ------------
                                                                   20,367,882
                                                                 ------------
SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                 41,800      1,901,482
                                                                 ------------

SEMICONDUCTORS (2.6%)
Advanced Micro Devices, Inc. (k)                       114,600      2,332,110
Intel Corp.                                            237,800      4,815,450
Linear Technology Corp.                                 26,700        809,544
National Semiconductor Corp. (d)                        95,200      2,161,040
Texas Instruments, Inc.                                 74,500      2,145,600
                                                                 ------------
                                                                   12,263,744
                                                                 ------------
SOFTWARE (1.6%)
Autodesk, Inc. (k)                                      19,500        788,970
BEA Systems, Inc. (k)                                   95,700      1,203,906
V  Microsoft Corp.                                     177,500      5,300,150
                                                                 ------------
                                                                    7,293,026
                                                                 ------------
TELECOMMUNICATIONS (4.8%)
ALLTEL Corp.                                            12,700        768,096
AT&T, Inc.                                              73,200      2,616,900
Cisco Systems, Inc. (k)                                 78,000      2,131,740
Corning, Inc. (k)                                      137,100      2,565,141

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
V  Motorola, Inc.                                      294,100   $  6,046,696
Nokia Oyj, Sponsored ADR (l)                           142,200      2,889,504
Sprint Nextel Corp.                                    126,200      2,383,918
Verizon Communications, Inc.                            74,700      2,781,828
                                                                 ------------
                                                                   22,183,823
                                                                 ------------
TRANSPORTATION (1.0%)
FedEx Corp.                                             25,300      2,748,086
Norfolk Southern Corp.                                  39,100      1,966,339
                                                                 ------------
                                                                    4,714,425
                                                                 ------------
Total Common Stocks
 (Cost $240,289,277)                                              298,040,192
                                                                 ------------
CONVERTIBLE PREFERRED STOCK (0.0%)++
-----------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (c)(k)(m)                                         4,900        122,500
                                                                 ------------
Total Convertible Preferred Stock
 (Cost $122,500)                                                      122,500
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
ax
SHORT-TERM INVESTMENTS (9.9%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (4.4%)
Barton Capital LLC
 5.298%, due 1/4/07 (n)                             $  610,662        610,662
Charta LLC
 5.314%, due 1/11/07 (n)                               625,592        625,592
Ciesco, Inc.
 5.305%, due 1/10/07 (n)                               816,450        816,450
Compass Securitization LLC
 5.324%, due 1/18/07 (n)                               834,122        834,122
Fairway Finance Corp.
 5.301%, due 1/8/07 (n)                                625,592        625,592
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (n)                               617,012        617,012
Greyhawk Funding LLC
 5.305%, due 1/5/07 (n)                                611,855        611,855
ING U.S. Funding LLC
 5.25%, due 1/4/07                                   4,000,000      3,998,250
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (n)                               625,592        625,592
Liberty Street Funding Co.
 5.325%, due 1/29/07 (n)                               208,531        208,531
Old Line Funding LLC
 5.303%, due 1/9/07 (n)                                817,364        817,364

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
 5.308%, due 1/30/07 (n)                            $  625,592   $    625,592
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (n)                               625,592        625,592
UBS Finance (Delaware)
 5.26%, due 1/3/07                                   8,945,000      8,942,386
                                                                 ------------
Total Commercial Paper
 (Cost $20,584,592)                                                20,584,592
                                                                 ------------

                                                        SHARES
ax
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (n)              4,356,081      4,356,081
                                                                 ------------
Total Investment Company
 (Cost $4,356,081)                                                  4,356,081
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
ax
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $208,656
 (Collateralized by various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $206,545 and a Market Value
 of $215,913) (n)                                   $  208,531        208,531
                                                                 ------------
Total Repurchase Agreement
 (Cost $208,531)                                                      208,531
                                                                 ------------
TIME DEPOSITS (4.5%)
Abbey National PLC
 5.34%, due 1/2/07 (n)                               2,502,366      2,502,366
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (n)                               1,668,244      1,668,244
Bank of America Corp.
 5.27%, due 1/19/07 (a)(n)                           1,668,244      1,668,244
Bank of Montreal
 5.30%, due 1/26/07 (n)                              1,042,653      1,042,653
Barclays
 5.32%, due 1/18/07 (n)                              1,376,302      1,376,302
Calyon
 5.31%, due 2/12/07 (n)                              1,668,244      1,668,244
Citigroup
 5.325%, due 3/22/07 (n)                             1,459,714      1,459,714
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (n)                              1,584,832      1,584,832

 M-348 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
xHBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (n)                             $1,668,244   $  1,668,244
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (n)                              1,543,126      1,543,126
Rabobank Nederland
 5.29%, due 3/6/07 (n)                               1,251,183      1,251,183
Standard Chartered Bank
 5.29%, due 1/10/07 (n)                              1,668,244      1,668,244
UBS AG
 5.285%, due 1/12/07 (n)                             1,668,244      1,668,244
                                                                 ------------
Total Time Deposits
 (Cost $20,769,640)                                                20,769,640
                                                                 ------------
Total Short-Term Investments
 (Cost $45,918,844)                                                45,918,844
                                                                 ------------
Total Investments
 (Cost $437,236,201) (o)                                 106.9%   495,756,797(p)
Liabilities in Excess of
 Cash and Other Assets                                    (6.9)   (31,871,103)
                                                    ----------   ------------
Net Assets                                               100.0%  $463,885,694
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(b)  Fair valued security. The total market value of these
     securities at December 31, 2006 is $1,075,413, which
     reflects 0.2% of the Portfolio's net assets.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  Issue in default.
(f)  Issuer in bankruptcy.
(g)  ACES--Alternative Credit Enhancement Structure.
(h)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at December 31,
     2006. Floating Rate Loans are generally considered
     restrictive in that the Fund is ordinarily contractually
     obligated to receive consent from the Agent Bank and/or
     borrower prior to disposition of a Floating Rate Loan.
(i)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(j)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m)  Illiquid security. The total market value of these
     securities at December 31, 2006 is $122,500, which
     represents 0.0% of the Portfolio's net assets.
(n)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)  The cost for federal income tax purposes is $438,657,313.
(p)  At December 31, 2006, net unrealized appreciation was
     $57,099,484 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $60,609,482 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $3,509,998.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $437,236,201) including $32,038,859
  market value of securities loaned             $495,756,797
Cash                                                  69,396
Receivables:
  Investment securities sold                       3,855,509
  Dividends and interest                           1,642,937
  Fund shares sold                                    39,518
Other assets                                           1,401
                                                -------------
    Total assets                                 501,365,558
                                                -------------

LIABILITIES:
Securities lending collateral                     32,978,208
Payables:
  Investment securities purchased                  3,806,430
  Fund shares redeemed                               333,884
  Adviser (See Note 3)                               126,870
  Administrator (See Note 3)                          79,295
  Shareholder communication                           75,849
  Professional fees                                   59,699
  NYLIFE Distributors (See Note 3)                    11,809
  Custodian                                            3,942
  Directors                                              676
Accrued expenses                                       3,202
                                                -------------
    Total liabilities                             37,479,864
                                                -------------
Net assets                                      $463,885,694
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    217,274
  Service Class                                       29,830
Additional paid-in capital                       366,916,924
Accumulated undistributed net investment
  income                                           9,759,310
Accumulated undistributed net realized gain on
  investments and written option transactions     28,441,760
Net unrealized appreciation on investments        58,520,596
                                                -------------
Net assets                                      $463,885,694
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $408,052,329
                                                =============
Shares of capital stock outstanding               21,727,383
                                                =============
Net asset value per share outstanding           $      18.78
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 55,833,365
                                                =============
Shares of capital stock outstanding                2,983,039
                                                =============
Net asset value per share outstanding           $      18.72
                                                =============

 M-350 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 7,711,427
  Dividends (a)                                    4,920,979
  Income from securities loaned--net                  62,414
                                                 ------------
    Total income                                  12,694,820
                                                 ------------
EXPENSES:
  Advisory (See Note 3)                            1,535,135
  Administration (See Note 3)                        959,459
  Distribution and service--Service Class
    (See Note 3)                                     130,601
  Professional fees                                  118,991
  Shareholder communication                          107,686
  Custodian                                           44,101
  Directors                                           27,761
  Miscellaneous                                       26,973
                                                 ------------
    Total expenses                                 2,950,707
                                                 ------------
Net investment income                              9,744,113
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           29,694,008
  Written option transactions                         99,576
                                                 ------------
Net realized gain on investments and written
  option transactions                             29,793,584
                                                 ------------
Net change in unrealized appreciation on
  investments                                      3,436,018
                                                 ------------
Net realized and unrealized gain on investments
  and written options                             33,229,602
                                                 ------------
Net increase in net assets resulting from
  operations                                     $42,973,715
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $2,955.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $  9,744,113   $  10,122,701
 Net realized gain on
  investments and written
  option transactions             29,793,584      21,452,843
 Net change in unrealized
  appreciation on investments      3,436,018         125,125
                                ----------------------------
 Net increase in net assets
  resulting from operations       42,973,715      31,700,669
                                ----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                  (2,546,034)     (6,779,154)
   Service Class                    (240,857)       (647,767)
 From net realized gain on investments:
   Initial Class                  (5,245,726)             --
   Service Class                    (720,227)             --
                                ----------------------------
 Total dividends and
  distributions to
  shareholders                    (8,752,844)     (7,426,921)
                                ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   6,071,980       4,892,426
   Service Class                   8,344,960      12,766,252
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                   7,791,760       6,779,154
   Service Class                     961,084         647,767
                                ----------------------------
                                  23,169,784      25,085,599
 Cost of shares redeemed:
   Initial Class                 (87,961,766)   (105,926,698)
   Service Class                  (6,057,822)     (4,449,955)
                                ----------------------------
                                 (94,019,588)   (110,376,653)
   Decrease in net assets
    derived from capital share
    transactions                 (70,849,804)    (85,291,054)
                                ----------------------------
   Net decrease in net assets    (36,628,933)    (61,017,306)

NET ASSETS:
Beginning of year                500,514,627     561,531,933
                                ----------------------------
End of year                     $463,885,694   $ 500,514,627
                                ============================
Accumulated undistributed net
 investment income at end of
 year                           $  9,759,310   $   2,780,019
                                ============================

 M-352 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-353

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     INITIAL CLASS
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              2006          2005          2004          2003          2002
Net asset value at beginning of period      $  17.48      $  16.67      $  15.93      $  13.55      $  16.69
                                            --------      --------      --------      --------      --------
Net investment income                           0.37(b)       0.33(b)       0.28(c)       0.27(b)       0.37
Net realized and unrealized gain (loss) on
  investments                                   1.30          0.75          0.74          2.39         (3.13)
                                            --------      --------      --------      --------      --------
Total from investment operations                1.67          1.08          1.02          2.66         (2.76)
                                            --------      --------      --------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.12)        (0.27)        (0.28)        (0.28)        (0.38)
  From net realized gain on investments        (0.25)           --            --            --            --
                                            --------      --------      --------      --------      --------
Total dividends and distributions              (0.37)        (0.27)        (0.28)        (0.28)        (0.38)
                                            --------      --------      --------      --------      --------
Net asset value at end of period            $  18.78      $  17.48      $  16.67      $  15.93      $  13.55
                                            ========      ========      ========      ========      ========
Total investment return                         9.50%         6.50%(d)      6.37%        19.68%       (16.57%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         2.06%         1.96%         1.64%(c)      1.87%         2.28%
  Net expenses                                  0.59%         0.37%         0.62%         0.61%         0.61%
  Expenses (before reimbursement)               0.59%         0.58%         0.62%         0.61%         0.61%
Portfolio turnover rate                           61%(e)        76%(e)       111%           69%          101%
Net assets at end of period (in 000's)      $408,052      $451,605      $523,683      $558,181      $498,484

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.27% and 5.99% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and, 2005, respectively.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-354 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ---------------------------------------------------
                                             JUNE 4,
                                             2003(A)
                                             THROUGH
         YEAR ENDED DECEMBER 31,           DECEMBER 31,
     2006         2005         2004            2003
    $ 17.43      $ 16.64      $ 15.92        $ 14.79
    -------      -------      -------      ------------
       0.33(b)      0.29(b)      0.24(c)        0.14(b)
       1.29         0.73         0.73           1.26
    -------      -------      -------      ------------
       1.62         1.02         0.97           1.40
    -------      -------      -------      ------------
      (0.08)       (0.23)       (0.25)         (0.27)
      (0.25)          --           --             --
    -------      -------      -------      ------------
      (0.33)       (0.23)       (0.25)         (0.27)
    -------      -------      -------      ------------
    $ 18.72      $ 17.43      $ 16.64        $ 15.92
    =======      =======      =======      ============
       9.23%        6.19%(d)     6.10%          9.47%(f)
       1.81%        1.71%        1.39%(c)       1.62%+(g)
       0.84%        0.62%        0.87%          0.86%+
       0.84%        0.83%        0.87%          0.86%+
         61%(e)       76%(e)      111%            69%
    $55,833      $48,909      $37,849        $12,116

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                       ONE      FIVE       TEN
TOTAL RETURNS                       YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                          18.87%    7.16%      7.46%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
12/31/96                                                  10000                       10000                       10000
                                                          12289                       13518                       13336
                                                          11781                       15631                       17148
                                                          12818                       16780                       20756
                                                          14470                       17957                       18866
                                                          14528                       16953                       16624
                                                          11470                       14321                       12950
                                                          14609                       18622                       16664
                                                          16257                       21694                       18478
                                                          17272                       23224                       19385
12/31/06                                                  20532                       28390                       22447

SERVICE CLASS(2)                                                  AS OF 12/31/06
--------------------------------------------------------------------------------

AVERAGE ANNUAL                       ONE      FIVE       TEN
TOTAL RETURNS                       YEAR    YEARS(1)   YEARS(1)
---------------------------------------------------------------
After Portfolio operating
  expenses                          18.58%    6.89%      7.19%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
12/31/96                                                  10000                       10000                       10000
                                                          12258                       13518                       13336
                                                          11720                       15631                       17148
                                                          12721                       16780                       20756
                                                          14325                       17957                       18866
                                                          14348                       16953                       16624
                                                          11299                       14321                       12950
                                                          14357                       18622                       16664
                                                          15937                       21694                       18478
                                                          16887                       23224                       19385
12/31/06                                                  20024                       28390                       22447

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS

Russell 1000(R) Value Index*                             22.25%  10.86%   11.00%
S&P 500(R) Index*                                        15.79    6.19     8.42

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/06 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.14% and 7.45% for the Initial Class and 6.88% and 7.18% for the Service Class for the five-year and ten-year periods, respectively.
2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/97 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.
* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

 M-356   MainStay VP Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2006, to December 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2006, to December 31, 2006. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/06            12/31/06          PERIOD(1)           12/31/06           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,119.00            $3.31            $1,021.90             $3.16
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,117.75            $4.64            $1,020.65             $4.43
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.62% for Initial Class and 0.87% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                 www.mainstayfunds.com     M-357

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     93.9
Short-Term Investments (collateral from securities lending                        11.6
  is 7.3%)*
Investment Company                                                                 1.9
Liabilities in Excess of Cash and Other Assets                                    (7.4)

* Includes 1.0% of Short-Term Investment Company Securities.

See Portfolio of Investments on page M-361 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  ExxonMobil Corp.
 4.  Pfizer, Inc.
 5.  E.I. du Pont de Nemours & Co.
 6.  Chevron Corp.
 7.  JPMorgan Chase & Co.
 8.  Home Depot, Inc. (The)
 9.  ConocoPhillips
10.  Bank of New York Co., Inc. (The)

 M-358   MainStay VP Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen of MacKay Shields LLC.

HOW DID MAINSTAY VP VALUE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2006?

For the year ended December 31, 2006, MainStay VP Value Portfolio returned 18.87% for Initial Class shares and 18.58% for Service Class shares. Both share classes underperformed the 19.01% return of the average Lipper* Variable Products Large-Cap Value Portfolio for the same period. Both share classes underperformed the 22.25% return of the Russell 1000(R) Value Index,* the Portfolio's broad-based securities-market index, for the year ended December 31, 2006.

WHAT FACTORS ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2006?

Weak performance from several of the Portfolio's information technology and telecommunication services holdings hurt the Portfolio's performance. The effects were partially offset by good relative results in the health care and financials sectors and a fourth-quarter recovery in the energy sector.

WHICH PORTFOLIO SECTORS WERE THE STRONGEST PERFORMERS DURING 2006 AND WHICH WERE THE WEAKEST?

The financials sector was the strongest positive contributor to the Portfolio's overall performance on a relative basis. Several of the Portfolio's financial holdings benefited from strong securities markets and increased merger and acquisition activity. Energy was a strong absolute performer, particularly toward the end of the year as oil and natural gas prices appeared to stabilize. Several media and health care companies were also positive contributors to the Portfolio's relative performance.

Information technology was the Portfolio's weakest sector, followed by telecommunication services. Consumer-related sectors also lagged.

IN 2006, WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST PERFORMERS IN THE PORTFOLIO AND WHICH WERE THE WEAKEST?

Among the Portfolio's strongest performers were Comcast, Goldman Sachs Group and AT&T. Shares of Kos Pharmaceuticals advanced substantially on a takeover bid, as did shares of nickel mining company Inco and exploration & production company Kerr-McGee.

Sprint Nextel experienced difficulties with merger integration, and the company's shares declined substantially as the year progressed. Advanced Micro Devices was sharply lower when Intel made new-product inroads and pricing competition heated up. Other technology laggards included Intel, Motorola and Texas Instruments. Home Depot also disappointed when the housing market slowed.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES IN 2006?

We added to the Portfolio's positions in ConocoPhillips and Chevron during the year. We also added to the Portfolio's position in Motorola. We initiated positions in Honeywell International, which makes a number of products for home, auto, aircraft, military and industrial use. We also bought Ball, which offers metal and plastic packaging to the beverage and food industries worldwide.

We reduced the Portfolio's positions in Goldman Sachs and Comcast as these stocks approached our price targets. Although we found significant asset-value potential in the shares of Sprint Nextel, we reduced the Portfolio's position in the stock to manage risk. Shares of Kos Pharmaceuticals, Inco and Kerr-McGee were sold when the companies were acquired.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

                                                 www.mainstayfunds.com     M-359

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE RUSSELL 1000(R) VALUE INDEX AT THE END OF 2006?

As of December 31, 2006, the Portfolio was overweight relative to the Russell 1000(R) Value Index* in information technology, health care, materials and consumer discretionary. At year-end, the Portfolio was underweight relative to the Index in utilities, financials, industrials, telecommunications services, consumer staples and energy.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-360   MainStay VP Value Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006


                                                        SHARES           VALUE
COMMON STOCKS (93.9%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Honeywell International, Inc.                          268,800   $  12,160,512
Northrop Grumman Corp.                                  94,300       6,384,110
                                                                 -------------
                                                                    18,544,622
                                                                 -------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc.                           216,000       9,903,600
                                                                 -------------
CAPITAL MARKETS (6.3%)
V  Bank of New York Co., Inc. (The)                    357,400      14,070,838
Goldman Sachs Group, Inc. (The)                         46,800       9,329,580
Merrill Lynch & Co., Inc.                              130,100      12,112,310
Morgan Stanley                                         119,100       9,698,313
                                                                 -------------
                                                                    45,211,041
                                                                 -------------
CHEMICALS (2.4%)
V  E.I. du Pont de Nemours & Co. (a)                   348,800      16,990,048
                                                                 -------------
COMMERCIAL BANKS (6.3%)
PNC Financial Services Group, Inc.                     178,600      13,223,544
U.S. Bancorp                                           278,500      10,078,915
Wachovia Corp.                                         186,600      10,626,870
Wells Fargo & Co.                                      324,700      11,546,332
                                                                 -------------
                                                                    45,475,661
                                                                 -------------
COMMUNICATIONS EQUIPMENT (3.5%)
Motorola, Inc.                                         664,900      13,670,344
Nokia Oyj, Sponsored ADR (b)                           575,300      11,690,096
                                                                 -------------
                                                                    25,360,440
                                                                 -------------
COMPUTERS & PERIPHERALS (1.6%)
International Business Machines Corp.                  119,800      11,638,570
                                                                 -------------
CONTAINERS & PACKAGING (0.8%)
Ball Corp.                                             136,400       5,947,040
                                                                 -------------

DIVERSIFIED FINANCIAL SERVICES (10.4%)
V  Bank of America Corp.                               489,592      26,139,317
V  Citigroup, Inc.                                     604,297      33,659,343
V  JPMorgan Chase & Co. (a)                            317,740      15,346,842
                                                                 -------------
                                                                    75,145,502
                                                                 -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.5%)
AT&T, Inc.                                             383,700      13,717,275
Verizon Communications, Inc.                           309,100      11,510,884
                                                                 -------------
                                                                    25,228,159
                                                                 -------------
ELECTRIC UTILITIES (1.5%)
Duke Energy Corp.                                      137,000       4,549,770
FirstEnergy Corp.                                       99,700       6,002,937
                                                                 -------------
                                                                    10,552,707
                                                                 -------------


                                                        SHARES           VALUE
ENERGY EQUIPMENT & SERVICES (4.5%)
Diamond Offshore Drilling, Inc. (a)                     87,000   $   6,954,780
ENSCO International, Inc.                               69,600       3,484,176
Rowan Cos., Inc. (a)                                   359,900      11,948,680
Transocean, Inc. (c)                                   119,200       9,642,088
                                                                 -------------
                                                                    32,029,724
                                                                 -------------
FOOD & STAPLES RETAILING (2.8%)
CVS Corp.                                              342,100      10,574,311
Kroger Co. (The)                                       421,800       9,730,926
                                                                 -------------
                                                                    20,305,237
                                                                 -------------
FOOD PRODUCTS (1.3%)
General Mills, Inc.                                    157,300       9,060,480
                                                                 -------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Quest Diagnostics, Inc.                                137,300       7,276,900
                                                                 -------------

HOUSEHOLD PRODUCTS (1.0%)
Kimberly-Clark Corp.                                   103,700       7,046,415
                                                                 -------------

INSURANCE (4.5%)
Genworth Financial, Inc. Class A                       377,100      12,900,591
Hartford Financial Services Group, Inc. (The)          104,300       9,732,233
Prudential Financial, Inc.                             109,600       9,410,256
                                                                 -------------
                                                                    32,043,080
                                                                 -------------
IT SERVICES (0.9%)
Computer Sciences Corp. (c)                            121,000       6,457,770
                                                                 -------------

MACHINERY (0.7%)
Pentair, Inc.                                          152,200       4,779,080
                                                                 -------------

MEDIA (4.2%)
Comcast Corp. Class A (c)                              229,000       9,693,570
Gannett Co., Inc.                                      122,300       7,394,258
Time Warner, Inc.                                      306,800       6,682,104
Tribune Co. (a)                                        214,100       6,589,998
                                                                 -------------
                                                                    30,359,930
                                                                 -------------
METALS & MINING (1.3%)
Alcoa, Inc.                                            311,128       9,336,951
                                                                 -------------

MULTI-UTILITIES (0.4%)
Energy East Corp.                                      129,500       3,211,600
                                                                 -------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com


                                                        SHARES           VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (8.4%)
V  Chevron Corp.                                       223,786   $  16,454,985
V  ConocoPhillips                                      198,400      14,274,880
V  ExxonMobil Corp.                                    298,200      22,851,066
Valero Energy Corp.                                    131,300       6,717,308
                                                                 -------------
                                                                    60,298,239
                                                                 -------------
PHARMACEUTICALS (9.7%)
Abbott Laboratories                                    251,100      12,231,081
Barr Pharmaceuticals, Inc. (c)                         224,900      11,271,988
Johnson & Johnson                                      170,800      11,276,216
V  Pfizer, Inc.                                        740,100      19,168,590
Teva Pharmaceutical Industries, Ltd., Sponsored
 ADR (b)                                               286,400       8,901,312
Wyeth                                                  138,200       7,037,144
                                                                 -------------
                                                                    69,886,331
                                                                 -------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.5%)
Advanced Micro Devices, Inc. (c)                       467,000       9,503,450
Intel Corp.                                            330,100       6,684,525
Texas Instruments, Inc.                                304,900       8,781,120
                                                                 -------------
                                                                    24,969,095
                                                                 -------------
SPECIALTY RETAIL (4.1%)
Gap, Inc. (The)                                        392,000       7,644,000
V  Home Depot, Inc. (The) (a)                          368,900      14,815,024
Lowe's Cos., Inc.                                      233,000       7,257,950
                                                                 -------------
                                                                    29,716,974
                                                                 -------------
THRIFTS & MORTGAGE FINANCE (2.8%)
PMI Group, Inc. (The) (a)                              276,800      13,056,656
Washington Mutual, Inc.                                161,500       7,346,635
                                                                 -------------
                                                                    20,403,291
                                                                 -------------
TRADING COMPANIES & DISTRIBUTORS (0.7%)
W.W. Grainger, Inc.                                     75,600       5,287,464
                                                                 -------------
WIRELESS TELECOMMUNICATION SERVICES (1.8%)
ALLTEL Corp.                                            51,400       3,108,672
Sprint Nextel Corp.                                    523,300       9,885,137
                                                                 -------------
                                                                    12,993,809
                                                                 -------------
Total Common Stocks
 (Cost $560,191,493)                                               675,459,760
                                                                 -------------
INVESTMENT COMPANY (1.9%)
------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (d)              169,000      13,954,330
                                                                 -------------
Total Investment Company
 (Cost $11,818,668)                                                 13,954,330
                                                                 -------------
                                                     PRINCIPAL
                                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (11.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (6.0%)
Barton Capital LLC
 5.298%, due 1/4/07 (e)                             $  978,837   $     978,837
Charta LLC
 5.314%, due 1/11/07 (e)                             1,002,768       1,002,768
Ciesco, Inc.
 5.305%, due 1/10/07 (e)                             1,308,698       1,308,698
Compass Securitization LLC
 5.324%, due 1/18/07 (e)                             1,337,024       1,337,024
Fairway Finance Corp.
 5.301%, due 1/8/07 (e)                              1,002,768       1,002,768
Falcon Asset Securitization Corp.
 5.312%, due 1/12/07 (e)                               989,015         989,015
Goldman Sachs Group, Inc.
 5.29%, due 1/11/07                                  6,870,000       6,859,905
Greyhawk Funding LLC
 5.305%, due 1/5/07 (e)                                980,749         980,749
ING U.S. Funding LLC
 5.25%, due 1/4/07                                   6,000,000       5,997,375
Jupiter Securitization Corp.
 5.324%, due 1/18/07 (e)                             1,002,768       1,002,768
Liberty Street Funding Co.
 5.325%, due 1/29/07 (e)                               334,256         334,256
Minnesota Mining & Manufacturing Co.
 5.19%, due 1/3/07                                   5,030,000       5,028,549
Old Line Funding LLC
 5.303%, due 1/9/07 (e)                              1,310,163       1,310,163
Ranger Funding LLC
 5.308%, due 1/30/07 (e)                             1,002,768       1,002,768
Sheffield Receivables Corp.
 5.336%, due 1/16/07 (e)                             1,002,768       1,002,768
Toyota Motor Credit Co.
 5.27%, due 1/3/07                                   6,000,000       5,998,244
UBS Finance (Delaware) LLC
 5.26%, due 1/3/07                                   6,850,000       6,847,998
                                                                 -------------
Total Commercial Paper
 (Cost $42,984,653)                                                 42,984,653
                                                                 -------------

                                                        SHARES
INVESTMENT COMPANY (1.0%)
BGI Institutional Money Market Fund (e)              6,982,412       6,982,412
                                                                 -------------
Total Investment Company
 (Cost $6,982,412)                                                   6,982,412
                                                                 -------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-362 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.0%)++
Morgan Stanley & Co.
 5.42%, dated 12/29/06
 due 1/2/07
 Proceeds at Maturity $334,457
 (Collateralized by various Corporate Bonds
 and a U.S. Treasury Note,
 with rates between 5.00%-8.96% and
 maturity dates between 8/15/09-12/29/49,
 with a Principal Amount of
 $331,074 and a Market Value
 of $346,089) (e)                                   $  334,256   $     334,256
                                                                 -------------
Total Repurchase Agreement
 (Cost $334,256)                                                       334,256
                                                                 -------------
TIME DEPOSITS (4.6%)
Abbey National PLC
 5.34%, due 1/2/07 (e)                               4,011,072       4,011,072
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                               2,674,048       2,674,048
Bank of America Corp.
 5.27%, due 1/19/07 (e)(f)                           2,674,048       2,674,048
Bank of Montreal
 5.30%, due 1/26/07 (e)                              1,671,280       1,671,280
Barclays
 5.32%, due 1/18/07 (e)                              2,206,089       2,206,089
Calyon
 5.31%, due 2/12/07 (e)                              2,674,048       2,674,048
Citigroup
 5.325%, due 3/22/07 (e)                             2,339,792       2,339,792
Credit Suisse First Boston Corp.
 5.30%, due 1/12/07 (e)                              2,540,345       2,540,345
HBOS Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                              2,674,048       2,674,048
Lloyds TSB Bank PLC
 5.29%, due 2/21/07 (e)                              2,473,494       2,473,494

                                                     PRINCIPAL
                                                        AMOUNT           VALUE
TIME DEPOSITS (CONTINUED)
Rabobank Nederland
 5.29%, due 3/6/07 (e)                              $2,005,536   $   2,005,536
Standard Chartered Bank
 5.29%, due 1/10/07 (e)                              2,674,048       2,674,048
UBS AG
 5.285%, due 1/12/07 (e)                             2,674,048       2,674,048
                                                                 -------------
Total Time Deposits
 (Cost $33,291,896)                                                 33,291,896
                                                                 -------------
Total Short-Term Investments
 (Cost $83,593,217)                                                 83,593,217
                                                                 -------------
Total Investments
 (Cost $655,603,378) (g)                                 107.4%    773,007,307(h)
Liabilities in Excess of
 Cash and Other Assets                                    (7.4)    (53,298,360)
                                                    ----------   -------------
Net Assets                                               100.0%  $ 719,708,947
                                                    ==========   =============

++   Less than one tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at December
     31, 2006.
(g)  The cost for federal income tax purposes is $656,840,428.
(h)  At December 31, 2006 net unrealized appreciation was
     $116,166,879, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $122,585,259 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $6,418,380.

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $655,603,378) including $51,084,987
  market value of securities loaned             $773,007,307
Cash                                                   4,908
Receivables:
  Dividends and interest                             339,821
  Fund shares sold                                   206,649
Other assets                                           3,378
                                                -------------
    Total assets                                 773,562,063
                                                -------------

LIABILITIES:
Securities lending collateral                     52,861,146
Payables:
  Fund shares redeemed                               298,919
  Adviser (See Note 3)                               218,892
  Investment securities purchased                    148,504
  Administrator (See Note 3)                         121,607
  Shareholder communication                          109,186
  Professional fees                                   63,294
  NYLIFE Distributors (See Note 3)                    25,434
  Custodian                                            1,927
  Directors                                              985
Accrued expenses                                       3,222
                                                -------------
    Total liabilities                             53,853,116
                                                -------------
Net assets                                      $719,708,947
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    296,257
  Service Class                                       60,632
Additional paid-in capital                       534,215,892
Accumulated undistributed net investment
  income                                          11,181,828
Accumulated undistributed net realized gain on
  investments and written option transactions     56,550,409
Net unrealized appreciation on investments       117,403,929
                                                -------------
Net assets                                      $719,708,947
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $597,830,715
                                                =============
Shares of capital stock outstanding               29,625,673
                                                =============
Net asset value per share outstanding           $      20.18
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $121,878,232
                                                =============
Shares of capital stock outstanding                6,063,176
                                                =============
Net asset value per share outstanding           $      20.10
                                                =============

 M-364 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 14,139,734
  Interest                                         1,318,435
  Income from securities loaned--net                  90,874
                                                -------------
    Total income                                  15,549,043
                                                -------------
EXPENSES:
  Advisory (See Note 3)                            2,397,956
  Administration (See Note 3)                      1,332,198
  Distribution and service--Service Class
    (See Note 3)                                     244,595
  Shareholder communication                          166,411
  Professional fees                                  136,340
  Directors                                           37,865
  Custodian                                           16,676
  Miscellaneous                                       33,563
                                                -------------
    Total expenses                                 4,365,604
                                                -------------
Net investment income                             11,183,439
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                           57,720,981
  Written option transactions                        344,417
                                                -------------
Net realized gain on investments and written
  option transactions                             58,065,398
                                                -------------
Net change in unrealized appreciation on
  investments                                     46,235,925
                                                -------------
Net realized and unrealized gain on
  investments and written option transactions    104,301,323
                                                -------------
Net increase in net assets resulting from
  operations                                    $115,484,762
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $7,017.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2006 AND DECEMBER 31, 2005

                                        2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $ 11,183,439   $  9,643,274
 Net realized gain on
  investments and written
  option transactions             58,065,398     34,513,341
 Net change in unrealized
  appreciation on investments     46,235,925     (6,845,679)
                                ---------------------------
 Net increase in net assets
  resulting from operations      115,484,762     37,310,936
                                ---------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                  (2,148,630)    (6,464,216)
   Service Class                    (271,532)      (813,008)
 From net realized gain on investments:
   Initial Class                  (8,716,798)            --
   Service Class                  (1,782,820)            --
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                   (12,919,780)    (7,277,224)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  28,182,232     15,510,234
   Service Class                  32,250,967     23,384,467
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                  10,865,428      6,464,216
   Service Class                   2,054,352        813,008
                                ---------------------------
                                  73,352,979     46,171,925
 Cost of shares redeemed:
   Initial Class                 (76,963,364)   (67,844,926)
   Service Class                  (7,694,375)    (3,460,752)
                                ---------------------------
                                 (84,657,739)   (71,305,678)
   Decrease in net assets
    derived from
    capital share transactions   (11,304,760)   (25,133,753)
                                ---------------------------
   Net increase in net assets     91,260,222      4,899,959

NET ASSETS:
Beginning of year                628,448,725    623,548,766
                                ---------------------------
End of year                     $719,708,947   $628,448,725
                                ===========================
Accumulated undistributed net
 investment
 income at end of year          $ 11,181,828   $  2,418,551
                                ===========================

 M-366 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.mainstayfunds.com     M-367

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS
                                ----------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  2006          2005          2004          2003          2002
Net asset value at beginning
  of period                     $  17.29      $  16.47      $  14.96      $  11.91      $  15.35
                                --------      --------      --------      --------      --------
Net investment income               0.32(b)       0.27(b)       0.18          0.21(b)       0.20
Net realized and unrealized
  gain (loss) on investments        2.94          0.76          1.51          3.04         (3.43)
                                --------      --------      --------      --------      --------
Total from investment
  operations                        3.26          1.03          1.69          3.25         (3.23)
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.07)        (0.21)        (0.18)        (0.20)        (0.19)
  From net realized gain on
    investments                    (0.30)           --            --            --         (0.02)
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.37)        (0.21)        (0.18)        (0.20)        (0.21)
                                --------      --------      --------      --------      --------
Net asset value at end of
  period                        $  20.18      $  17.29      $  16.47      $  14.96      $  11.91
                                ========      ========      ========      ========      ========
Total investment return            18.87%         6.24%(d)     11.28%        27.37%       (21.05%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.72%         1.58%         1.34%         1.60%         1.43%
  Net expenses                      0.62%         0.50%         0.65%         0.66%         0.65%
  Expenses (before
    reimbursement)                  0.62%         0.61%         0.65%         0.66%         0.65%
Portfolio turnover rate               46%           40%           81%           62%           64%
Net assets at end of period
  (in 000's)                    $597,831      $548,065      $567,182      $418,992      $331,833

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     6.13% and 5.87% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
+    Annualized.

 M-368 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
    ----------------------------------------------------------
                                                    JUNE 4,
                                                    2003(A)
                                                    THROUGH
         YEAR ENDED DECEMBER 31,                  DECEMBER 31,
      2006         2005         2004                  2003
    $  17.24      $ 16.44      $ 14.95              $ 12.81
    --------      -------      -------            ------------
        0.27(b)      0.22(b)      0.15                 0.10(b)
        2.94         0.76         1.49                 2.23
    --------      -------      -------            ------------
        3.21         0.98         1.64                 2.33
    --------      -------      -------            ------------
       (0.05)       (0.18)       (0.15)               (0.19)
       (0.30)          --           --                   --
    --------      -------      -------            ------------
       (0.35)       (0.18)       (0.15)               (0.19)
    --------      -------      -------            ------------
    $  20.10      $ 17.24      $ 16.44              $ 14.95
    ========      =======      =======            ============
       18.58%        5.96%(d)    11.01%               18.14%(c)
        1.46%        1.33%        1.09%                1.35%+(e)
        0.87%        0.75%        0.90%                0.91%+
        0.87%        0.86%        0.90%                0.91%+
          46%          40%          81%                  62%
    $121,878      $80,384      $56,367              $15,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.

The Portfolios commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
July 2, 2001        Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value and Small Cap Growth Portfolios
------------------------------------------------------------
May 1, 1998         Income & Growth, Developing Growth, ICAP
                    Select Equity (formerly Basic Value) and
                    Large Cap Growth Portfolios
------------------------------------------------------------
October 1, 1996     Convertible Portfolio
------------------------------------------------------------
May 1, 1995         High Yield Corporate Bond, International
                    Equity and Value Portfolios
------------------------------------------------------------
January 29, 1993    Capital Appreciation, Cash Management,
                    Government, S&P 500 Index and Total
                    Return Portfolios
------------------------------------------------------------
January 23, 1984    Bond and Common Stock Portfolios
------------------------------------------------------------

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

COMMENCEMENT
OF OPERATIONS       PORTFOLIOS
February 13, 2006   Conservative Allocation, Growth
                    Allocation, Moderate Allocation and
                    Moderate Growth Allocation Portfolios
------------------------------------------------------------
May 2, 2005         Balanced and Floating Rate Portfolios
------------------------------------------------------------
June 13, 2003       Income & Growth Portfolio
------------------------------------------------------------
June 6, 2003        Large Cap Growth Portfolio
------------------------------------------------------------
June 5, 2003        Capital Appreciation, Common Stock,
                    Convertible, Developing Growth, ICAP
                    Select Equity (formerly Basic Value),
                    International Equity, Mid Cap Core, Mid
                    Cap Growth, Mid Cap Value, S&P 500 Index
                    and Small Cap Growth Portfolios
------------------------------------------------------------
June 4, 2003        Bond, Government, High Yield Corporate
                    Bond, Total Return and Value Portfolios
------------------------------------------------------------

The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek capital appreciation.

 M-370 MainStay VP Series Fund, Inc.

INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

INTERNATIONAL EQUITY: to seek long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek growth through long-term capital appreciation.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation by investing in securities of small-cap companies.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") operate as "fund-of-funds." The Asset Allocation Portfolios invest primarily in other Portfolios of the Fund and other affiliated MainStay Funds ("Underlying Portfolios") that are managed by New York Life Investment Management LLC.

The High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Funds are open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, in consultation with a portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with a portfolio's subadvisor, if any to be representative of market values, at the regular close of trading of the New York Stock Exchange. Investments in underlying portfolios are valued at their net asset value at the close of business each day.

Loans assignments & participations are valued at the average of bid quotations obtained from a pricing service. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAVs. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or

                                                   www.mainstayfunds.com   M-371
suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At December 31, 2006, the Convertible, Government, High Yield Corporate Bond and Total Return Portfolios held securities with values of $234, $855,000, $7,379,213 and $1,075,413, respectively, that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Subadvisors conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/ Subadvisor may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned. Dividends and distributions received by the Asset Allocation Portfolios from the underlying portfolios are recorded on the ex-dividend date. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. A Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FUTURES CONTRACTS. The Portfolios may enter into futures contracts for hedging purposes or to enhance income. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index, foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Balanced and S&P 500 Index Portfolios invest in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contacts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(D) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Adviser to be creditworthy, pursuant to guidelines established by the Portfolios' Board of Directors. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio. When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase

 M-372 MainStay VP Series Fund, Inc.

price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. The Portfolio may incur a loss if the value of the security should decline as well as disposition cost in liquidating the security. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance their returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holding's of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page 382.)

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the end of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities including currency and foreign currency forward contracts, but excluding other investments, are reflected in unrealized foreign exchange gains or losses. (See Note 6 on page 382.)

(G) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                                   www.mainstayfunds.com   M-373

(H) SECURITIES LENDING. In order to realize additional income a Portfolio may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 6 on page 382.)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted, and unrealized appreciation and depreciation is recorded, to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written, in a segregated account with its custodian. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6 on page 382.)

(J) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan commitments and loan participations. Loan commitments and loan participations ("loans") are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolio records an investment when the borrower withdraws money and records interest as earned. The unfunded amounts are marked to market daily. The Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the portfolio and the borrower ("Intermediate participants"). (See Note 5 on page 382.)

(K) RESTRICTED SECURITIES. Each Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. The High Yield Corporate Bond Portfolio does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Portfolios' Schedule of Investments. (See Note 6 on page 382.)

(L) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required. By doing so, the portfolio will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

 M-374 MainStay VP Series Fund, Inc.

(M) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains at least once a year. All dividends and distributions are reinvested in shares of the Fund, at net asset value, unless the shareholders elects otherwise. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(N) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the underlying portfolios in which they invest. Because the underlying portfolios have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio will vary.

(O) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(P) OFFERING COSTS. Costs incurred by a Portfolio in connection with the commencement of the Portfolio's operations are being amortized on a straight line basis over twelve months.

(Q) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Balanced, Bond, Common Stock, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Moderate Allocation, Moderate Growth Allocation and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Subadvisory Agreement with NYLIM. Pursuant to a Subadvisory Agreement with NYLIM, Lord Abbett & Co. serves as subadvisor to the Developing Growth Portfolio; American Century Investment Management, Inc. serves as subadvisor to the Income & Growth Portfolio and Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio. Effective July 3, 2006 Institutional Capital LLC ("ICAP"), an indirect wholly-owned subsidiary of NYLIM Holdings LLC, which is a wholly-owned subsidiary of New York Life, began managing the Basic Value Portfolio (now known as the ICAP Select Equity Portfolio) as interim subadvisor. Prior to July 3, 2006 The Dreyfus Corporation served as the subadvisor.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other 15 Portfolios pursuant to separate Administration Agreements. Each of the 15 Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

                                                   www.mainstayfunds.com   M-375

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio as follows:

                                   ADVISER   ADMINISTRATOR
Balanced Portfolio (b)               0.75%(a)      0.00%
----------------------------------------------------------
Bond Portfolio                       0.25%        0.20%
----------------------------------------------------------
Capital Appreciation Portfolio       0.36%        0.20%
----------------------------------------------------------
Cash Management Portfolio (c)        0.25%        0.20%
----------------------------------------------------------
Common Stock Portfolio               0.25%        0.20%
----------------------------------------------------------
Conservative Allocation              0.00%        0.00%
----------------------------------------------------------
Convertible Portfolio                0.36%        0.20%
----------------------------------------------------------
Developing Growth Portfolio (d)      0.60%        0.20%
----------------------------------------------------------
Floating Rate Portfolio              0.60%(a)      0.00%
----------------------------------------------------------
Government Portfolio                 0.30%        0.20%
----------------------------------------------------------
Growth Allocation                    0.00%        0.00%
----------------------------------------------------------
High Yield Corporate Bond
  Portfolio                          0.30%        0.20%
----------------------------------------------------------
ICAP Select Equity Portfolio (e)     0.60%        0.20%
----------------------------------------------------------
Income & Growth Portfolio (f)        0.50%        0.20%
----------------------------------------------------------
International Equity Portfolio       0.60%        0.20%
----------------------------------------------------------
Large Cap Growth Portfolio (g)       0.50%        0.20%
----------------------------------------------------------
Mid Cap Core Portfolio (h)           0.85%(a)      0.00%
----------------------------------------------------------
Mid Cap Growth Portfolio             0.75%(a)      0.00%
----------------------------------------------------------
Mid Cap Value Portfolio              0.70%(a)      0.00%
----------------------------------------------------------
Moderate Allocation                  0.00%        0.00%
----------------------------------------------------------
Moderate Growth Allocation           0.00%        0.00%
----------------------------------------------------------
S&P 500 Index Portfolio (i)          0.10%        0.20%
----------------------------------------------------------
Small Cap Growth Portfolio           0.90%(a)      0.00%
----------------------------------------------------------
Total Return Portfolio               0.32%        0.20%
----------------------------------------------------------
Value Portfolio                      0.36%        0.20%
----------------------------------------------------------

(a) This fee reflects the Management Fee, which includes both Advisory and Administrative fees.
(b) Effective January 1, 2007, NYLIM has terminated the written expense limitation agreement in effect.
(c) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(d) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.
(e) On assets up to $250 million and 0.55% in excess of $250 million. For the year ended December 31, 2006, the Manager waived its fees in the amount of $59,495. Effective January 1, 2007 the voluntary fee waiver will become a contractual fee waiver.
(f) On assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.
(g) On assets up to $200 million and 0.40% on assets in excess of $200 million.
(h) Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee to 0.80% for assets over $500 million.
(i) On assets up to $1 billion and 0.075% on assets in excess of $1 billion. Effective January 1, 2007 NYLIM has voluntarily agreed to waive its Advisory Fee to 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion.

Pursuant to the terms of the Subadvisory Agreements between NYLIM and the subadvisors, NYLIM pays the subadvisors a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Capital Appreciation Portfolio                            0.36%
------------------------------------------------------------
Cash Management Portfolio (a)                             0.25%
------------------------------------------------------------
Convertible Portfolio                                     0.36%
------------------------------------------------------------
Developing Growth Portfolio (b)                           0.50%
------------------------------------------------------------
Government Portfolio                                      0.30%
------------------------------------------------------------
High Yield Corporate Bond Portfolio                       0.30%
------------------------------------------------------------
ICAP Select Equity Portfolio (c)                          0.45%
------------------------------------------------------------
Income & Growth Portfolio (d)                             0.40%
------------------------------------------------------------
International Equity Portfolio                            0.60%
------------------------------------------------------------
Large Cap Growth Portfolio (e)                            0.40%
------------------------------------------------------------
Mid Cap Growth Portfolio                                  0.375%
------------------------------------------------------------
Mid Cap Value Portfolio                                   0.35%
------------------------------------------------------------
Small Cap Growth Portfolio                                0.50%
------------------------------------------------------------
Total Return Portfolio                                    0.32%
------------------------------------------------------------
Value Portfolio                                           0.36%
------------------------------------------------------------

(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.
(b) On assets up to $200 million, 0.45% from $200 million up to $500 million, 0.425% from $500 million up to $1 billion and 0.40% on assets in excess of $1 billion.
(c) On assets up to $250 million and 0.40% on assets in excess of $250 million.
(d) On assets up to $100 million, 0.35% from $100 million up to $200 million, 0.30% on assets in excess of $200 million.
(e) Of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, up to $250 million; 0.35% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $250 million to $500 million; 0.30% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $500 million to $750 million; 0.25% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $750 million to $1 billion; and 0.20% of the average daily net asset value of all Subadvisor-serviced

 M-376 MainStay VP Series Fund, Inc.

    investment company assets managed by the Manager, including series of the Fund, in excess of $1 billion. The subadvisory fee agreement between NYLIM and Winslow includes breakpoints based on the aggregation of assets of all NYLIM-managed mutual funds subadvised by Winslow. As a result of the potential benefits received from this arrangement, NYLIM may provide a management fee waiver as breakpoints are reached. For the year ended December 31, 2006, the Manager waived its fees in the amount of $25,627.

NYLIM entered into a written expense limitation agreement under which it agreed to waive a portion of the Balanced Portfolio's management fee or reimburse the Balanced Portfolio so that its total ordinary operating expenses do not exceed 0.90% for its Initial Class shares. The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Service Class shares of these Portfolios. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Portfolio pursuant to this agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses. Effective January 1, 2007 the above mentioned written expense limitation agreement will be removed.

Effective January 1, 2007 NYLIM has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses does not exceed 0.05% for the ICAP Select Equity and Mid Cap Core Portfolios.

NYLIM has contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses for the following portfolios do not exceed the indicated percentages. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

Conservative Allocation Portfolio                     0.25%
-------------------------------------------------------------
Growth Allocation Portfolio                           0.25%
-------------------------------------------------------------
Moderate Allocation Portfolio                         0.25%
-------------------------------------------------------------
Moderate Growth Allocation Portfolio                  0.25%
-------------------------------------------------------------

For the year ended December 31, 2006 the accrual amounts for the contractual and expense limitations described above are as follows:

Conservative Allocation Portfolio                    $8,917
-----------------------------------------------------------

As of December 31, 2006 the amounts of waived or reimbursed fees that are subject to possible recoupment by the Manager and the related expiration dates are as follows:

                                     DECEMBER 31,
                                             2009       TOTAL
Conservative Allocation Portfolio*   $      8,917     $8,917
-------------------------------------------------------------

* Commencement of operations February 13, 2006.

At December 31, 2006, the Balanced, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolio's had no amounts available for recoupment.

NYLIM has directed certain portfolio trades brokers who paid a portion of the expenses of the ICAP Select Equity, Developing Growth and Large Cap Growth Portfolios for the year ended December 31, 2006. The Portfolio's miscellaneous expenses were reduced by $6,894, $5,844 and $12,573, respectively, under this agreement.

(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) NON-INTERESTED DIRECTOR FEES. For the year ended December 31, 2006, Non-Interested Directors were paid an annual retainer of $35,000, $4,000 for each Board meeting attended, $2,000 for each telephonic Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating and Governance Committee meeting attended, plus reimbursement for travel and other out-of-pocket expenses. The Lead Independent Director received an additional retainer of $1,000 per month (January 1, 2006 through December 31, 2006), and the Audit Committee Chair received an additional annual retainer of $12,000, and each

                                                   www.mainstayfunds.com   M-377
member of the Audit Committee received an annual retainer of $3,000.
(E) CAPITAL. At December 31, 2006, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Balanced Portfolio                      $11,522,644      6.0%
--------------------------------------------------------------
Conservative Allocation Portfolio           536,466      0.8
--------------------------------------------------------------
Floating Rate Portfolio                  48,092,626     16.9
--------------------------------------------------------------
Growth Allocation Portfolio                 558,613      0.7
--------------------------------------------------------------
Moderate Allocation Portfolio               545,437      0.4
--------------------------------------------------------------
Moderate Growth Allocation Portfolio        555,713      0.3
--------------------------------------------------------------

(F) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2006 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                                 $ 7,185
-----------------------------------------------------------
Bond Portfolio                                      22,345
-----------------------------------------------------------
Capital Appreciation Portfolio                      39,238
-----------------------------------------------------------
Cash Management Portfolio                          $16,271
-----------------------------------------------------------
Common Stock Portfolio                              43,846
-----------------------------------------------------------
Conservative Allocation                              1,306
-----------------------------------------------------------
Convertible Portfolio                               16,823
-----------------------------------------------------------
Developing Growth Portfolio                          2,635
-----------------------------------------------------------
Floating Rate Portfolio                              9,598
-----------------------------------------------------------
Government Portfolio                                12,759
-----------------------------------------------------------
Growth Allocation                                    1,559
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                 65,490
-----------------------------------------------------------
ICAP Select Equity Portfolio                         5,624
-----------------------------------------------------------
Income & Growth Portfolio                            5,139
-----------------------------------------------------------
International Equity Portfolio                      19,421
-----------------------------------------------------------
Large Cap Growth Portfolio                           7,766
-----------------------------------------------------------
Mid Cap Core Portfolio                              13,443
-----------------------------------------------------------
Mid Cap Growth Portfolio                            15,244
-----------------------------------------------------------
Mid Cap Value Portfolio                             20,820
-----------------------------------------------------------
Moderate Allocation                                  2,781
-----------------------------------------------------------
Moderate Growth Allocation                           3,272
-----------------------------------------------------------
S&P 500 Index Portfolio                             66,901
-----------------------------------------------------------
Small Cap Growth Portfolio                           8,410
-----------------------------------------------------------
Total Return Portfolio                              22,322
-----------------------------------------------------------
Value Portfolio                                     30,821
-----------------------------------------------------------

 M-378 MainStay VP Series Fund, Inc.

NOTE 4--FEDERAL INCOME TAX:

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) and paid-in-capital arising from permanent differences; net assets at December 31, 2006 are not affected.

                                                                     ACCUMULATED                ACCUMULATED            ADDITIONAL
                                                               UNDISTRIBUTED NET          UNDISTRIBUTED NET               PAID-IN
                                                        INVESTMENT INCOME (LOSS)       REALIZED GAIN (LOSS)               CAPITAL
Balanced Portfolio                                          $        67,409              $       (67,409)         $            --
---------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                                      157,951                     (157,951)                      --
---------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                             5,102                       (5,102)                      --
---------------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                              (95,727)                      95,727                       --
---------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                                    71,890                      (60,378)                 (11,512)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                                               510,909                     (510,907)                      (2)
---------------------------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                                         278,071                           --                 (278,071)
---------------------------------------------------------------------------------------------------------------------------------
Government Portfolio                                                215,231                     (215,231)                      --
---------------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                                         260,598                     (249,086)                 (11,512)
---------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio                                 156,240                     (156,240)                      --
---------------------------------------------------------------------------------------------------------------------------------
Income & Growth Portfolio                                           (24,223)                      24,223                       --
---------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                                   (2,145,423)                   2,145,423                       --
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                            367,953                           --                 (367,953)
---------------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                       229,959                     (218,447)                 (11,512)
---------------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio                                394,157                     (382,645)                 (11,512)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                            (277,337)                     277,340                       (3)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                        1,169,218                           --               (1,169,218)
---------------------------------------------------------------------------------------------------------------------------------
Total Return Portfolio                                               22,069                      (22,069)                      --
---------------------------------------------------------------------------------------------------------------------------------

The reclassifications for the Portfolios are primarily due to paydown gain
(loss), dividends received from real estate investment trusts and regulated investment companies, foreign currency gain (loss), reclassifications of distributions, premium amortization and accretion adjustments, bond restructuring, non-deductible offering costs and net operating losses.

                                                   www.mainstayfunds.com   M-379

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2006 and December 31, 2005 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                     2006                                              2005
                                  -------------------------------------------       -------------------------------------------
                                           TAX-BASED                TAX-BASED                TAX-BASED                TAX-BASED
                                  DISTRIBUTIONS FROM       DISTRIBUTIONS FROM       DISTRIBUTIONS FROM       DISTRIBUTIONS FROM
                                     ORDINARY INCOME          LONG-TERM GAINS          ORDINARY INCOME          LONG-TERM GAINS
Balanced Portfolio                 $     4,415,502          $       658,086          $     1,253,763          $            --
-------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio               15,352,470                    4,916                8,844,731**                     --
-------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                                800,840                       --                       --                       --
-------------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                979,311                       --                       --                       --
-------------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity
  Portfolio                                576,562                  661,254                  826,736                  977,399
-------------------------------------------------------------------------------------------------------------------------------
Income & Growth Portfolio                  815,812                1,209,198                1,159,544**                     --
-------------------------------------------------------------------------------------------------------------------------------
International Equity
  Portfolio                              6,373,561                  163,610                5,061,487**             12,895,717**
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                          --                2,008,253*              12,850,980               11,483,427
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                    270,708*               6,026,150*               3,016,465               19,427,995
-------------------------------------------------------------------------------------------------------------------------------
Moderate Allocation
  Portfolio                              1,567,892                       --                       --                       --
-------------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                              2,212,773                       --                       --                       --
-------------------------------------------------------------------------------------------------------------------------------
Total Return Portfolio                   3,864,548                4,888,296                7,426,921**                     --
-------------------------------------------------------------------------------------------------------------------------------

* The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2006.

** The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2005.

 M-380 MainStay VP Series Fund, Inc.

At December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                                     ACCUMULATED                OTHER           UNREALIZED
                                                   ORDINARY        CAPITAL GAINS            TEMPORARY         APPRECIATION
                                                     INCOME             (LOSSES)          DIFFERENCES       (DEPRECIATION)
Balanced Portfolio                            $    54,011        $        73,940        $        --        $    11,959,759
--------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                 22,228,200             (4,420,863)                --             (1,280,198)
--------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                    945,648           (201,289,950)                --            210,429,824
--------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                          67,405                 (4,909)           (67,168)                    --
--------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                         32,397,829             56,016,193                 --            124,447,090
--------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                  14,771                253,094                 --              2,292,614
--------------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                           8,411,149              9,727,678            (40,407)            30,532,245
--------------------------------------------------------------------------------------------------------------------------
Developing Growth Portfolio                            --              3,704,714                 --              5,899,681
--------------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                             5,016               (506,074)           (41,070)              (459,108)
--------------------------------------------------------------------------------------------------------------------------
Government Portfolio                           12,142,051             (6,218,707)           (26,597)            (1,990,466)
--------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                        22,880                861,502                 --              4,255,612
--------------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio            98,611,546            (91,446,501)           (11,204)            49,709,572
--------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                    4,230,836              9,190,932                 --             18,688,200
--------------------------------------------------------------------------------------------------------------------------
Income & Growth Portfolio                       3,487,815              3,102,001                 --             15,260,442
--------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio                 14,816,620             30,653,240         (1,850,608)           113,579,810
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                         45,570           (112,737,716)                --             22,650,113
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                          8,442,110             28,884,737                 --             39,326,895
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                               --             26,063,155                 --             78,839,489
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                        17,227,335             27,525,527           (438,911)            63,159,856
--------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                      19,011                719,106                 --              5,889,389
--------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio               34,443              1,416,474                 --              8,033,434
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                        23,131,898           (130,483,748)        (5,650,255)           487,479,900
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                             --             12,353,234                 --             31,074,111
--------------------------------------------------------------------------------------------------------------------------
Total Return Portfolio                         11,997,356             27,736,890           (112,064)            57,099,484
--------------------------------------------------------------------------------------------------------------------------
Value Portfolio                                28,525,826             41,800,957         (1,357,496)           116,166,879
--------------------------------------------------------------------------------------------------------------------------

                                                  TOTAL
                                            ACCUMULATED
                                            GAIN (LOSS)
Balanced Portfolio                       $ 12,087,710
--------------------------------------
Bond Portfolio                             16,527,139
--------------------------------------
Capital Appreciation Portfolio             10,085,522
--------------------------------------
Cash Management Portfolio                      (4,672)
--------------------------------------
Common Stock Portfolio                    212,861,112
--------------------------------------
Conservative Allocation Portfolio           2,560,479
--------------------------------------
Convertible Portfolio                      48,630,665
--------------------------------------
Developing Growth Portfolio                 9,604,395
--------------------------------------
Floating Rate Portfolio                    (1,001,236)
--------------------------------------
Government Portfolio                        3,906,281
--------------------------------------
Growth Allocation Portfolio                 5,139,994
--------------------------------------
High Yield Corporate Bond Portfolio        56,863,413
--------------------------------------
ICAP Select Equity Portfolio               32,109,968
--------------------------------------
Income & Growth Portfolio                  21,850,258
--------------------------------------
International Equity Portfolio            157,199,062
--------------------------------------
Large Cap Growth Portfolio                (90,042,033)
--------------------------------------
Mid Cap Core Portfolio                     76,653,742
--------------------------------------
Mid Cap Growth Portfolio                  104,902,644
--------------------------------------
Mid Cap Value Portfolio                   107,473,807
--------------------------------------
Moderate Allocation Portfolio               6,627,506
--------------------------------------
Moderate Growth Allocation Portfolio        9,484,351
--------------------------------------
S&P 500 Index Portfolio                   374,477,795
--------------------------------------
Small Cap Growth Portfolio                 43,427,345
--------------------------------------
Total Return Portfolio                     96,721,666
--------------------------------------
Value Portfolio                           185,136,166
--------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, amortization/accretion of premiums/discounts, real estate investment trust, mark-to-market of futures contracts and forward currency contracts and other basis adjustments.

The other temporary differences are primarily due to distribution payables, post-October loss deferrals, straddle loss deferrals and interest adjustments.

                                                   www.mainstayfunds.com   M-381

At December 31, 2006, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital or currency losses that arose after October 31, 2006 as if they arose on January 1, 2007.

                                                       CAPITAL/
                        CAPITAL LOSS                   CURRENCY
                           AVAILABLE    AMOUNTS   LOSS DEFERRED
                             THROUGH    (000'S)         (000'S)
Bond Portfolio                  2013   $  1,692
                                2014      2,729
---------------------------------------------------------------
                                       $  4,421   $          --
---------------------------------------------------------------
Capital Appreciation
  Portfolio                     2009   $ 44,060
                                2010     97,959
                                2011     21,298
                                2012     37,973
---------------------------------------------------------------
                                       $201,290   $          --
---------------------------------------------------------------
Cash Management
  Portfolio                     2014   $      5
---------------------------------------------------------------
                                       $      5   $          --
---------------------------------------------------------------
Floating Rate
  Portfolio                     2013   $    283
                                2014        223
---------------------------------------------------------------
                                       $    506   $          40
---------------------------------------------------------------
Government Portfolio            2008   $  1,695
                                2012      2,240
                                2014      2,284
---------------------------------------------------------------
                                       $  6,219   $          27
---------------------------------------------------------------
High Yield Corporate
  Bond Portfolio                2009   $  4,882
                                2010     24,586
                                2011     61,979
---------------------------------------------------------------
                                       $ 91,447   $          11*
---------------------------------------------------------------
International Equity
  Portfolio                            $     --
---------------------------------------------------------------
                                       $     --   $       1,851*
---------------------------------------------------------------
Large Cap Growth
  Portfolio                     2009   $ 74,416
                                2010     37,086
                                2012        294
                                2014        942
---------------------------------------------------------------
                                       $112,738   $          --
---------------------------------------------------------------

                                                       CAPITAL/
                        CAPITAL LOSS                   CURRENCY
                           AVAILABLE    AMOUNTS   LOSS DEFERRED
                             THROUGH    (000'S)         (000'S)
S&P 500 Index
  Portfolio                     2010   $ 66,906
                                2011     14,323
                                2012      1,932
                                2013     17,352
                                2014     29,971
---------------------------------------------------------------
                                       $130,484   $       5,650
---------------------------------------------------------------

* Currency losses.

The Capital Appreciation, Convertible, Developing Growth and High Yield Corporate Portfolios utilized $37,805,234, $6,262,353, $3,223,373 and
$4,633,170, respectively, of capital loss carryforwards during year ended December 31, 2006.

NOTE 5--COMMITMENTS AND CONTINGENCIES:

As of December 31, 2006, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:

FLOATING RATE PORTFOLIO

                                   UNFUNDED     UNREALIZED
BORROWER                         COMMITMENT   APPRECIATION
InfrastruX Group, Inc., due
  11/15/12                       $   63,636   $        239
Lucite International US Finco,
  Ltd., due 7/8/13                  259,542          1,784
----------------------------------------------------------
                                              $      2,023
----------------------------------------------------------

The commitments are available until the maturity date of the respective security.

NOTE 6--PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of December 31, 2006, the following Portfolios had securities on loan and received collateral as follows:

                               MARKET VALUE
                              OF SECURITIES               CASH
PORTFOLIO                           ON LOAN         COLLATERAL
Balanced                      $ 18,617,871        $19,202,655
--------------------------------------------------------------
Bond                            43,520,448         44,537,500
--------------------------------------------------------------
Capital Appreciation            24,993,226         25,821,369
--------------------------------------------------------------
Common Stock                    68,575,387         70,811,305
--------------------------------------------------------------
Convertible                     38,026,238         39,504,687
--------------------------------------------------------------
Developing Growth               18,270,059         18,943,310
--------------------------------------------------------------
Government                      43,479,723         44,810,053
--------------------------------------------------------------

 M-382 MainStay VP Series Fund, Inc.

                               MARKET VALUE
                              OF SECURITIES               CASH
PORTFOLIO                           ON LOAN         COLLATERAL
High Yield Corporate Bond     $ 51,286,810        $52,514,218
--------------------------------------------------------------
ICAP Select Equity               4,935,828          5,091,458
--------------------------------------------------------------
Income and Growth               12,038,194         12,461,893
--------------------------------------------------------------
International Equity            53,767,428         56,419,373
--------------------------------------------------------------
Large Cap Growth                19,012,640         19,577,892
--------------------------------------------------------------
Mid Cap Core                    42,429,067         43,942,595
--------------------------------------------------------------
Mid Cap Growth                  58,459,217         60,113,412
--------------------------------------------------------------
Mid Cap Value                   76,421,412         78,961,705
--------------------------------------------------------------
S&P 500 Index                   65,834,860         68,086,178
--------------------------------------------------------------

                               MARKET VALUE
                              OF SECURITIES               CASH
PORTFOLIO                           ON LOAN         COLLATERAL
Small Cap Growth              $ 42,769,141        $44,089,514
--------------------------------------------------------------
Total Return                    32,038,859         32,978,208
--------------------------------------------------------------
Value                           51,084,987         52,861,146
--------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

INTERNATIONAL EQUITY PORTFOLIO

Foreign currency forward contracts held at December 31, 2006:

                                                                         CONTRACT               CONTRACT            UNREALIZED
                                                                           AMOUNT                 AMOUNT         APPRECIATION/
                                                                        PURCHASED                   SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts
------------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 5/30/07                A$  2,694,783        $     2,060,000        $        57,964
------------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 3/5/07                      Y 415,399,050              3,630,000               (111,965)
------------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 6/19/07                   L   2,341,789              4,600,000                (14,172)
------------------------------------------------------------------------------------------------------------------------------

                                                                         CONTRACT               CONTRACT
                                                                           AMOUNT                 AMOUNT
                                                                             SOLD              PURCHASED
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Canadian Dollar, expiring 2/9/07             A$  6,634,105        C$    5,725,000               (316,767)
------------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Canadian Dollar, expiring 5/30/07            A$  2,587,087        C$    2,280,000                (69,664)
------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 2/9/07             C$ 10,602,000        A$   12,417,762                690,872
------------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 5/30/07            C$ 12,782,000        A$   14,631,700                491,248
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 1/12/07                     E   5,131,201        Y   750,229,113               (466,171)
------------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 5/29/07                     E  22,060,000        Y 3,279,219,000             (1,223,000)
------------------------------------------------------------------------------------------------------------------------------
Hong Kong Dollar vs. Pound Sterling, expiring 6/6/07               HK$52,513,332        L     3,490,000                 42,923
------------------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 6/12/07                     CF 33,995,000        Y 3,260,604,662               (316,611)
------------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 3/14/07                   KR 69,250,000        Y 1,106,997,655               (772,245)
------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                                   $    (2,007,588)
------------------------------------------------------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-383

HIGH YIELD PORTFOLIO

Foreign currency forward contracts held at December 31, 2006:

                                                                         CONTRACT               CONTRACT            UNREALIZED
                                                                           AMOUNT                 AMOUNT         APPRECIATION/
                                                                             SOLD              PURCHASED        (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/4/07                              E   3,045,600        $     3,896,419        $      (124,113)
------------------------------------------------------------------------------------------------------------------------------

                                                                         CONTRACT               CONTRACT
                                                                           AMOUNT                 AMOUNT
                                                                        PURCHASED                   SOLD
Foreign Currency Buy Contracts
------------------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/4/07                              E   3,045,600        $     3,888,774                131,757
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts:                                                                                                   $         7,644
------------------------------------------------------------------------------------------------------------------------------

As of December 31, 2006, the following Portfolios had foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

                                                   CURRENCY           COST          VALUE
Australian Dollar                         A$      7,174,248   $ 5,517,027    $ 5,662,992
Danish Krone                              DK         18,825         3,205          3,333
Euro                                      E          15,949        21,031         21,054
Japanese Yen                              Y   2,023,664,553    17,204,392     17,004,870
Norwegian Krone                           NK      2,278,319       365,863        365,396
Pound Sterling                            L       1,695,304     3,321,103      3,319,405
Singapore Dollar                          S$         40,256        25,916         26,247
Swiss Franc                               CF        351,093       286,794        288,135
-----------------------------------------------------------------------------------------
                                                              $26,745,331    $26,691,432
-----------------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

                                                 CURRENCY           COST          VALUE
Canadian Dollar                            C$     338,580   $   251,621    $   290,340
Euro Dollar                                E        1,120         1,434          1,479
---------------------------------------------------------------------------------------
                                                            $   253,055    $   291,819
---------------------------------------------------------------------------------------

During the year ended December 31, 2006, the following Portfolios had transactions in written options:
MID CAP VALUE PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUM
Options outstanding at December 31, 2005                   --   $       --
--------------------------------------------------------------------------
Options--Canceled in Closing Transactions               1,324      262,081
--------------------------------------------------------------------------
Options--written                                       (1,324)    (262,081)
--------------------------------------------------------------------------
Options outstanding at December 31, 2006                   --   $       --
--------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUM
Options outstanding at December 31, 2005                   --   $       --
--------------------------------------------------------------------------
Options--Canceled in Closing Transactions                 613      101,068
--------------------------------------------------------------------------
Options--written                                         (613)    (101,068)
--------------------------------------------------------------------------
Options outstanding at December 31, 2006                   --   $       --
--------------------------------------------------------------------------

VALUE PORTFOLIO

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUM
Options outstanding at December 31, 2005                   --   $       --
--------------------------------------------------------------------------
Options--Canceled in Closing Transactions               2,126      349,528
--------------------------------------------------------------------------
Options--written                                       (2,126)    (349,528)
--------------------------------------------------------------------------
Options outstanding at December 31, 2006                   --   $       --
--------------------------------------------------------------------------

 M-384 MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 2006:

                                                                     NUMBER OF
                                                     DATE(S) OF      WARRANTS/                         12/31/06      PERCENT OF
SECURITY                                            ACQUISITION         SHARES             COST           VALUE      NET ASSETS
Colorado Prime Corp.
  Preferred Stock                               5/6/97-11/10/99          1,395      $ 5,090,593      $       14           0.0%(a)
-------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                         10/15/02        949,786          697,808       2,892,098           0.2
  Convertible Preferred Stock 6.00%                      6/8/05        107,873          295,589         351,936           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock 16.00%                         1/22/04-2/3/06         99,800        4,655,813       4,091,800           0.3
  Warrants                                       1/22/04-2/3/06         97,876              979             979           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                          4/21/04          2,418               24              24           0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    $10,740,806      $7,336,851           0.5%
-------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 7--LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios paid a commitment fee, at an annual rate of 0.07%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the year ended December 31, 2006.

NOTE 8--OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the funds it advises have cooperated fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter, the Securities and Exchange Commission has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund, as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the Securities and Exchange Commission concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

                                                   www.mainstayfunds.com   M-385

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2006, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                   BALANCED                 BOND
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities    $     --    $    --   $564,671    $563,659
------------------------------------------------------------------------
All Others                     130,087     70,316    256,346     206,553
------------------------------------------------------------------------
Total                         $130,087    $70,316   $821,017    $770,212
------------------------------------------------------------------------

                              CONSERVATIVE ALLOCATION        CONVERTIBLE
                                     PORTFOLIO                PORTFOLIO
                              ------------------------   --------------------
                               PURCHASES       SALES     PURCHASES    SALES
U.S. Government Securities      $    --       $   --     $     --    $     --
-----------------------------------------------------------------------------
All Others                       70,220        7,769      263,651     285,232
-----------------------------------------------------------------------------
Total                           $70,220       $7,769     $263,651    $285,232
-----------------------------------------------------------------------------

                                   GOVERNMENT         GROWTH ALLOCATION
                                   PORTFOLIO              PORTFOLIO
                              --------------------   -------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities    $208,938    $229,686   $     --    $    --
------------------------------------------------------------------------
All Others                       9,970       8,958    100,502     24,654
------------------------------------------------------------------------
Total                         $218,908    $238,644   $100,502    $24,654
------------------------------------------------------------------------

                                INCOME & GROWTH     INTERNATIONAL EQUITY
                                   PORTFOLIO             PORTFOLIO
                              -------------------   --------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities     $    --    $    --   $     --    $     --
------------------------------------------------------------------------
All Others                      74,270     82,088    301,083     178,942
------------------------------------------------------------------------
Total                          $74,270    $82,088   $301,083    $178,942
------------------------------------------------------------------------

                                 MID CAP GROWTH         MID CAP VALUE
                                   PORTFOLIO              PORTFOLIO
                              --------------------   --------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities    $     --    $     --   $     --    $     --
-------------------------------------------------------------------------
All Others                     163,060     162,449    231,566     229,393
-------------------------------------------------------------------------
Total                         $163,060    $162,449   $231,566    $229,393
-------------------------------------------------------------------------

                                 S&P 500 INDEX         SMALL CAP GROWTH
                                   PORTFOLIO              PORTFOLIO
                              --------------------   --------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities     $    --    $     --   $     --    $     --
-------------------------------------------------------------------------
All Others                      72,407     186,962    104,405     108,360
-------------------------------------------------------------------------
Total                          $72,407    $186,962   $104,405    $108,360
-------------------------------------------------------------------------

 M-386 MainStay VP Series Fund, Inc.

    CAPITAL APPRECIATION       COMMON STOCK
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --
-----------------------------------------------
     233,155     368,561    855,358     912,758
-----------------------------------------------
    $233,155    $368,561   $855,358    $912,758
-----------------------------------------------

     DEVELOPING GROWTH        FLOATING RATE
         PORTFOLIO              PORTFOLIO
    --------------------   -------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $    --
----------------------------------------------
     132,639     130,062    230,147     11,021
----------------------------------------------
    $132,639    $130,062   $230,147    $11,021
----------------------------------------------

    HIGH YIELD CORPORATE    ICAP SELECT EQUITY
       BOND PORTFOLIO           PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $ 47,515   $     --    $     --
-----------------------------------------------
     596,571     536,440    217,924     154,688
-----------------------------------------------
    $596,571    $583,955   $217,924    $154,688
-----------------------------------------------

      LARGE CAP GROWTH         MID CAP CORE
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $     --    $     --   $     --    $     --
-----------------------------------------------
     234,901     159,156    528,877     487,803
-----------------------------------------------
    $234,901    $159,156   $528,877    $487,803
-----------------------------------------------

    MODERATE ALLOCATION      MODERATE GROWTH
         PORTFOLIO        ALLOCATION PORTFOLIO
    -------------------   ---------------------
    PURCHASES    SALES    PURCHASES     SALES
    $     --    $    --    $     --    $    --
-----------------------------------------------
     176,417     45,274     201,943     39,635
-----------------------------------------------
    $176,417    $45,274    $201,943    $39,635
-----------------------------------------------

        TOTAL RETURN              VALUE
         PORTFOLIO              PORTFOLIO
    --------------------   --------------------
    PURCHASES    SALES     PURCHASES    SALES
    $128,050    $134,354   $     --    $     --
-----------------------------------------------
     161,585     232,141    291,363     312,886
-----------------------------------------------
    $289,635    $366,495   $291,363    $312,886
-----------------------------------------------

                                                   www.mainstayfunds.com   M-387

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the year ended December 31, 2006 and the year ended December 31, 2005 were as follows:

                                         BALANCED PORTFOLIO                        BOND PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   YEAR ENDED         MAY 2, 2005*         YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,           THROUGH          DECEMBER 31,        DECEMBER 31,
                                      2006          DECEMBER 31, 2005         2006                2005
Shares sold                       340      6,618      925     10,178     7,705     1,441       937     2,437
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                35        416       11        109       353        75       926       210
-------------------------------------------------------------------------------------------------------------
                                  375      7,034      936     10,287     8,058     1,516     1,863     2,647
-------------------------------------------------------------------------------------------------------------
Shares redeemed                   (96)    (1,486)      (8)      (189)   (6,594)     (778)   (4,807)     (405)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)           279      5,548      928     10,098     1,464       738    (2,944)    2,242
-------------------------------------------------------------------------------------------------------------

                                       COMMON STOCK PORTFOLIO           CONSERVATIVE ALLOCATION PORTFOLIO
                                -------------------------------------   ---------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE       INITIAL           SERVICE
                                 CLASS     CLASS     CLASS     CLASS         CLASS             CLASS
                                -------------------------------------   ---------------------------------
                                   YEAR ENDED          YEAR ENDED              FEBRUARY 13, 2006*
                                  DECEMBER 31,        DECEMBER 31,                   THROUGH
                                      2006                2005                  DECEMBER 31, 2006
Shares sold                      4,682      614        464      666           145              6,493
---------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions              1,042       68        859       44             2                 73
---------------------------------------------------------------------------------------------------------
                                 5,724      682      1,323      710           147              6,566
---------------------------------------------------------------------------------------------------------
Shares redeemed                 (6,847)    (208)    (6,424)    (127)           (8)              (506)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)         (1,123)     474     (5,101)     583           139              6,060
---------------------------------------------------------------------------------------------------------

                                       FLOATING RATE PORTFOLIO                  GOVERNMENT PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   YEAR ENDED         MAY 2, 2005*         YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,           THROUGH          DECEMBER 31,        DECEMBER 31,
                                      2006          DECEMBER 31, 2005         2006                2005
Shares sold                      2,948    16,610     2,496     9,725       723     1,558     1,025     2,202
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                238     1,039        68       159       180        55       698       167
-------------------------------------------------------------------------------------------------------------
                                 3,186    17,649     2,564     9,884       903     1,613     1,723     2,369
-------------------------------------------------------------------------------------------------------------
Shares redeemed                   (486)   (3,372)      (34)     (544)   (5,436)     (768)   (5,690)     (600)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          2,700    14,277     2,530     9,340    (4,533)      845    (3,967)    1,769
-------------------------------------------------------------------------------------------------------------

*  Commencement of Operations.

 M-388 MainStay VP Series Fund, Inc.

       CAPITAL APPRECIATION PORTFOLIO        CASH MANAGEMENT PORTFOLIO
    -------------------------------------   ---------------------------
    INITIAL   SERVICE   INITIAL   SERVICE             INITIAL
     CLASS     CLASS     CLASS     CLASS               CLASS
    -------------------------------------   ---------------------------
       YEAR ENDED          YEAR ENDED        YEAR ENDED     YEAR ENDED
      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
          2006                2005              2006           2005
     1,625      367        766      553        438,357        258,844
-----------------------------------------------------------------------
       114        4          1       --         15,358          8,814
-----------------------------------------------------------------------
     1,739      371        767      553        453,715        267,658
-----------------------------------------------------------------------
    (7,161)    (375)    (8,119)    (276)      (408,853)      (269,424)
-----------------------------------------------------------------------
    (5,422)      (4)    (7,352)     277         44,862         (1,766)
-----------------------------------------------------------------------

            CONVERTIBLE PORTFOLIO                DEVELOPING GROWTH PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
          2006                2005                2006                2005
       517     1,746       574     2,122       857     1,097       191      737
---------------------------------------------------------------------------------
       454       207       333       110        --        --        --       --
---------------------------------------------------------------------------------
       971     1,953       907     2,232       857     1,097       191      737
---------------------------------------------------------------------------------
    (3,853)     (762)   (4,646)     (706)   (1,148)     (571)   (1,509)    (241)
---------------------------------------------------------------------------------
    (2,882)    1,191    (3,739)    1,526      (291)      526    (1,318)     496
---------------------------------------------------------------------------------

    GROWTH ALLOCATION PORTFOLIO    HIGH YIELD CORPORATE BOND PORTFOLIO
    ---------------------------   -------------------------------------
      INITIAL        SERVICE      INITIAL   SERVICE   INITIAL   SERVICE
       CLASS          CLASS        CLASS     CLASS     CLASS     CLASS
    ---------------------------   -------------------------------------
        FEBRUARY 13, 2006*           YEAR ENDED          YEAR ENDED
              THROUGH               DECEMBER 31,        DECEMBER 31,
         DECEMBER 31, 2006              2006                2005
        666           6,882         5,546    9,083      6,372   14,117
-----------------------------------------------------------------------
          9              80         1,715      825      6,266    2,386
-----------------------------------------------------------------------
        675           6,962         7,261    9,908     12,638   16,503
-----------------------------------------------------------------------
        (16)           (232)      (21,957)  (3,218)   (23,951)  (2,624)
-----------------------------------------------------------------------
        659           6,730       (14,696)   6,690    (11,313)  13,879
-----------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-389

                                    ICAP SELECT EQUITY PORTFOLIO              INCOME & GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                      2006                2005                2006                2005
Shares sold                      5,303     1,192       363       720       824       660       620     1,253
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 70        19       111        44        96        52        71        27
-------------------------------------------------------------------------------------------------------------
                                 5,373     1,211       474       764       920       712       691     1,280
-------------------------------------------------------------------------------------------------------------
Shares redeemed                 (1,140)     (302)   (1,104)     (298)   (1,921)     (338)   (1,148)     (167)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          4,233       909      (630)      466    (1,001)      374      (457)    1,113
-------------------------------------------------------------------------------------------------------------


                                       MID CAP CORE PORTFOLIO                 MID CAP GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                      2006                2005                2006                2005
Shares sold                      3,718     2,489     2,356     2,905     2,584     2,902     3,148     4,358
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                 77        51     1,137       630       208       203         5         4
-------------------------------------------------------------------------------------------------------------
                                 3,795     2,540     3,493     3,535     2,792     3,105     3,153     4,362
-------------------------------------------------------------------------------------------------------------
Shares redeemed                 (2,722)     (636)   (1,616)     (213)   (2,956)   (1,461)   (2,089)     (509)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)          1,073     1,904     1,877     3,322      (164)    1,644     1,064     3,853
-------------------------------------------------------------------------------------------------------------

                                       S&P 500 INDEX PORTFOLIO               SMALL CAP GROWTH PORTFOLIO
                                -------------------------------------   -------------------------------------
                                INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                                 CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                                -------------------------------------   -------------------------------------
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                      2006                2005                2006                2005
Shares sold                      2,205     1,574     1,422     2,680     1,422     1,329     1,069     2,320
-------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of dividends
  and distributions                215        32       563        85        --(a)     --(a)    146       124
-------------------------------------------------------------------------------------------------------------
                                 2,420     1,606     1,985     2,765     1,422     1,329     1,215     2,444
-------------------------------------------------------------------------------------------------------------
Shares redeemed                 (8,221)     (612)   (7,604)     (325)   (2,100)     (965)   (2,400)     (353)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)         (5,801)      994    (5,619)    2,440      (678)      364    (1,185)    2,091
-------------------------------------------------------------------------------------------------------------

* Commencement of Operations.

(a)  Less than one thousand shares.

 M-390 MainStay VP Series Fund, Inc.

       INTERNATIONAL EQUITY PORTFOLIO            LARGE CAP GROWTH PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
          2006                2005                2006                2005
     6,600     4,581     3,033     3,460     8,863     1,498       391      628
---------------------------------------------------------------------------------
       223       127       847       395        20         1        --(a)    --
---------------------------------------------------------------------------------
     6,823     4,708     3,880     3,855     8,883     1,499       391      628
---------------------------------------------------------------------------------
    (3,073)     (333)   (1,019)     (181)   (3,612)     (282)   (2,734)    (305)
---------------------------------------------------------------------------------
     3,750     4,375     2,861     3,674     5,271     1,217    (2,343)     323
---------------------------------------------------------------------------------

                                            MODERATE ALLOCATION      MODERATE GROWTH
           MID CAP VALUE PORTFOLIO               PORTFOLIO        ALLOCATION PORTFOLIO
    -------------------------------------   -------------------   ---------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL    SERVICE     INITIAL     SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS      CLASS       CLASS       CLASS
    -------------------------------------   -------------------   ---------------------
       YEAR ENDED          YEAR ENDED       FEBRUARY 13, 2006*     FEBRUARY 13, 2006*
      DECEMBER 31,        DECEMBER 31,            THROUGH                THROUGH
          2006                2005           DECEMBER 31, 2006      DECEMBER 31, 2006
       823     2,420     3,655     5,585        507     15,042         948      15,297
---------------------------------------------------------------------------------------
       278       174     1,196       623          6        138          13         188
---------------------------------------------------------------------------------------
     1,101     2,594     4,851     6,208        513     15,180         962      15,485
---------------------------------------------------------------------------------------
    (3,147)     (976)   (2,920)     (463)       (18)    (2,920)        (13)       (634)
---------------------------------------------------------------------------------------
    (2,046)    1,618     1,931     5,745        495     12,260         948      14,851
---------------------------------------------------------------------------------------

           TOTAL RETURN PORTFOLIO                      VALUE PORTFOLIO
    -------------------------------------   -------------------------------------
    INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
    -------------------------------------   -------------------------------------
       YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
          2006                2005                2006                2005
       338       463       285       757     1,504     1,707       921     1,394
---------------------------------------------------------------------------------
       413        51       387        37       536       102       373        47
---------------------------------------------------------------------------------
       751       514       672       794     2,040     1,809     1,294     1,441
---------------------------------------------------------------------------------
    (4,854)     (336)   (6,265)     (264)   (4,117)     (408)   (4,038)     (208)
---------------------------------------------------------------------------------
    (4,103)      178    (5,593)      530    (2,077)    1,401    (2,744)    1,233
---------------------------------------------------------------------------------

                                                   www.mainstayfunds.com   M-391

NOTE 11--CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's Maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value," sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 M-392 MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Developing Growth Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio (formerly Basic Value Portfolio), Income & Growth Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio, Small Cap Growth Portfolio, Total Return Portfolio and Value Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2006, the results of each of their operations for the year then ended (for Conservative Allocation Portfolio, Growth Allocation Portfolio, Moderate Allocation Portfolio and Moderate Growth Allocation Portfolio, from February 13, 2006, commencement of operations, to December 31,
2006), the changes in each of their net assets for each of the two years in the period then ended (for Conservative Allocation Portfolio, Growth Allocation Portfolio, Moderate Allocation Portfolio and Moderate Growth Allocation Portfolio, from February 13, 2006, commencement of operations, to December 31, 2006 and for Balanced Portfolio and Floating Rate Portfolio, from May 2, 2005, commencement of operations, to December 31, 2005 and the year ended December 31,
2006) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 16, 2007

                                                   www.mainstayfunds.com   M-393

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE (UNAUDITED)

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 M-394 MainStay VP Series Fund, Inc.

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting of the shareholders of the Basic Value Portfolio of MainStay VP Series Fund, Inc. (the "Fund") was held on September 28, 2006 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to present the following proposal for shareholder consideration:

To approve a new subadvisory agreement between NYLIM and Institutional Capital LLC on behalf of the MainStay VP Basic Value Portfolio.

No other business came before the special meeting.

The proposal was passed by the shareholders of the Basic Value Portfolio as shown below.

                      VOTES         VOTES
    VOTES FOR       AGAINST      WITHHELD           TOTAL
7,064,664.940   236,197.302   426,909.844   7,727,772.086
---------------------------------------------------------

                                                   www.mainstayfunds.com   M-395

DIRECTORS AND OFFICERS (UNAUDITED)

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.


The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        BRIAN A. MURDOCK  Indefinite;            Member of the Board of Managers and                   65           Chairman and
        3/14/56           Chairman and Director  President (since 2004) and Chief Executive                         Trustee, The
                          since September 2006   Officer (since July 2006), New York Life                           MainStay Funds
                          and Chief Executive    Investment Management LLC and New York Life                        (since September
                          Officer since July     Investment Management Holdings LLC; Senior                         2006); Director,
                          2006                   Vice President, New York Life Insurance                            ICAP Funds, Inc.
                                                 Company (since 2004); Chairman of the Board                        (since 2006)
                                                 and President, NYLIFE Distributors LLC
                                                 (since 2004); Member of the Board of
                                                 Managers, Madison Capital Funding LLC
                                                 (since 2004); Member of the Board of
                                                 Managers, NYLCAP Manager LLC (since 2004)
                                                 and Institutional Capital LLC (since 2006);
                                                 Chief Executive Officer, Eclipse Funds and
                                                 Eclipse Funds Inc.; Chairman and Trustee
                                                 (since September 2006) and Chief Executive
                                                 Officer (since July 2006); The MainStay
                                                 Funds; Chief Executive Officer (since
                                                 August 2006) ICAP Funds, Inc.; Chief
                                                 Operating Officer, Merrill Lynch Investment
                                                 Managers (2003 to 2004); Chief Investment
                                                 Officer, MLIM Europe and Asia (2001 to
                                                 2003); President of Merrill Japan and
                                                 Chairman of MLIM's Pacific Region (1999 to
                                                 2001).
        ----------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Indefinite;            Senior Vice President, New York Life                  25           None
        12/16/54          Vice President since   Insurance Company; Senior Vice President,
                          1985 and Director      Chief Investment Officer, and Director, New
                          since 1984             York Life Insurance and Annuity Corporation
                                                 and NYLIFE Insurance Company of Arizona;
                                                 Senior Vice President, NYLIFE Securities
                                                 Inc.
        ----------------------------------------------------------------------------------------------------------------------------

      * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

 M-396   MainStay VP Series Fund, Inc.

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                               NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        ----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        JILL FEINBERG     Indefinite;            President, Jill Feinberg & Company, Inc.              25           Director, New
        4/14/54           Director since 1995;   (special events and meeting planning firm).                        York Life
                                                                                                                    Settlement
                                                                                                                    Corporation
        ----------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Indefinite;            Retired. Treasurer and Executive Officer,             25           None
        12/1/20           Director since 1983;   National Gallery of Art (1985 to 1995).
        ----------------------------------------------------------------------------------------------------------------------------
        RICHARD H.        Until age 75;          Managing Director, ICC Capital Management;            25           None
        NOLAN, JR.        Director since 2006;   President--Shields/Alliance, Alliance
        11/16/46                                 Capital Management (1994 to 2004).
        ----------------------------------------------------------------------------------------------------------------------------
        RAYMOND STICKEL,  Until age 75;          Retired; Managing Partner of Investment               25           Trustee, AIM
        JR.               Director since 2006;   Management Services for New York, New                              Funds Group
        3/1/44                                   Jersey, and Connecticut, Deloitte and
                                                 Touche, LLP (1998 to 2002).
        ----------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Indefinite;            V. Duane Rath Professor of Accounting,                25           None
        5/22/40           Director since 1994;   Graduate School of Business, University of
                          Audit Committee        Chicago; President, Roman L. Weil
                          Financial Expert       Associates, Inc. (consulting firm).
                          since August 2003
        ----------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Indefinite;            Retired. Managing Director of Salomon                 25           None
        JR.               Director since 1997;   Brothers, Inc. (1981 to 1995).
        10/22/41          Lead Independent
                          Director since July
                          2005
        ----------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        ----------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel, and Secretary, New York Life Investment
        ANSELMI           since 2003             Management LLC (including predecessor advisory organizations) and New York Life
        10/19/46                                 Investment Management Holdings LLC; Senior Vice President, New York Life Insurance
                                                 Company; Vice President and Secretary, McMorgan & Company LLC; Secretary, NYLIM
                                                 Service Company LLC; NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC; Chief Legal Officer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., McMorgan Funds, and ICAP Funds, Inc. (since August 2006);
                                                 Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999); General
                                                 Counsel and Managing Director, JP Morgan Investment Management Inc. (1986 to 1998).
        ----------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September 2006), and Director and
        ARIZMENDI         Principal Financial    Manager of Fund Accounting and Administration (2003 to August 2006), New York Life
        10/26/56          and Accounting         Investment Management LLC; Treasurer and Principal Financial and Accounting
                          Officer since 2006;    Officer, The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds
                          Acting Treasurer and   (since December 2005), and ICAP Funds, Inc. (since August 2006); Assistant
                          Principal Financial    Treasurer, NYLIFE Distributors LLC; Assistant Treasurer, MainStay VP Series Fund,
                          and Accounting         The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., and McMorgan Funds (1992 to
                          Officer (2005 to       December 2005).
                          March 2006).
        ----------------------------------------------------------------------------------------------------------------------------
        CHRISTOPHER O.    President since July   Executive Vice President, New York Life Investment Management LLC and New York Life
        BLUNT             2006                   Investment Management Holdings LLC (since 2004); Manager and Executive Vice
        5/13/62                                  President, NYLIM Product Distribution, NYLIFE Distributors LLC (since January
                                                 2005); Chairman, NYLIM Service Company LLC (since March 2005); Chairman and Class C
                                                 Director, New York Life Trust Company, FSB (since 2004); Chairman, New York Life
                                                 Trust Company (since February 2005); President, Eclipse Funds, Eclipse Funds Inc.
                                                 and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc. (2001 to 2004); Chief
                                                 Marketing Officer--Americas, Merrill Lynch Investment Managers (1999 to 2001);
                                                 President, Mercury Funds Distributors (1999 to 2001).
        ----------------------------------------------------------------------------------------------------------------------------
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life Insurance Company.
        1/1/55            President since
                          February 2005
        ----------------------------------------------------------------------------------------------------------------------------

                                                 www.mainstayfunds.com     M-397

                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH
        DATE OF BIRTH     OF SERVICE             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including predecessor advisory
        HARRINGTON        Administration since   organizations); Executive Vice President, New York Life Trust Company and New
        2/8/59            2005                   York Life Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, Eclipse Funds, Eclipse Funds Inc., and The MainStay
                                                 Funds (since June 2005) and ICAP Funds, Inc. (since August 2006).
        --------------------------------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Mutual Funds/Administration and Chief Financial Officer of
        KIRSHENBAUM       since July 2006        Retail Investments, New York Life Investment Management LLC (since July 2006);
        6/25/71                                  Senior Vice President, Eclipse Funds, Eclipse Funds Inc., and The MainStay Funds
                                                 (since June 2006) and ICAP Funds, Inc. (since August 2006); Chief Financial
                                                 Officer, Bear Stearns Asset Management (1999 to May 2006).
        --------------------------------------------------------------------------------------------------------------------------
        ALISON H.         Senior Vice President  Senior Managing Director and Chief Compliance Officer (since March 2006), and
        MICUCCI           and Chief Compliance   Managing Director and Chief Compliance Officer (2003 to February 2006), New York
        12/16/65          Officer since 2006;    Life Investment Management LLC and New York Life Investment Management Holdings
                          Vice President--       LLC; Senior Managing Director, Compliance (since March 2006) and Managing
                          Compliance since       Director, Compliance (2003 to February 2006), NYLIFE Distributors LLC; Chief
                          September 2004 to      Compliance Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                          June 2006              Compliance Officer, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds (since
                                                 June 2006) and ICAP Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc., The MainStay Funds (until June 2006); Deputy
                                                 Chief Compliance Officer, New York Life Investment Management LLC (2002 to 2003);
                                                 Vice President and Compliance Officer, Goldman Sachs Asset Management (1999 to
                                                 2002).
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General Counsel, New York Life Investment
        MORRISON          September 2004         Management LLC (since June 2004); Secretary, The MainStay Funds, Eclipse Funds,
        3/26/56                                  Eclipse Funds Inc. and ICAP Funds, Inc.; Managing Director and Secretary, NYLIFE
                                                 Distributors LLC; Chief Legal Officer--Mutual Funds and Vice President and
                                                 Corporate Counsel, The Prudential Insurance Company of America (2000 to June
                                                 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance Company; Vice President, New York Life
        ZUCCARO           since 1991             Insurance and Annuity Corporation, NYLIFE Insurance Company of Arizona, NYLIFE
        12/12/49                                 LLC, NYLIFE Securities Inc., and NYLIFE Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice President--Tax, Eclipse Funds, Eclipse Funds
                                                 Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

 M-398   MainStay VP Series Fund, Inc.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT, MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements.

At a meeting held on December 7-8, 2006, the Board of Directors of the Fund (the "Board"), including the Independent Directors, considered the renewal of the Fund's investment advisory and subadvisory agreements (collectively, the "Agreements") with respect to each of the Fund's twenty-five portfolios (each, a "Portfolio" and collectively the "Portfolios"). The Board requested and evaluated a variety of information in order to fulfill its obligations under
Section 15(c) of the 1940 Act. Information requested by and provided to the Board specifically in connection with the annual contract review process included information from New York Life Investment Management LLC (the "Adviser") and from MacKay Shields LLC ("MacKay"), Institutional Capital LLC ("ICAP"), American Century Investment Management, Inc. ("American Century"), Lord Abbett & Co. LLC ("Lord Abbett") and Winslow Capital Management, Inc. ("Winslow" and together with MacKay, ICAP, American Century and Lord Abbett, the "Subadvisors"). The Adviser and each Subadvisor provided the Board with written materials that addressed a number of topics, including (without limitation): (i) services performed; (ii) portfolio performance; (iii) brokerage practices and allocation of portfolio transactions; (iv) revenue sharing; (v) portfolio expenses and profitability; (vi) compliance and administration; and (vii) substantive litigation and governmental inquires. To supplement their review, the Independent Directors engaged Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"), an outside third-party service provider, to report objectively on each Portfolio's investment performance, management fee and expense ratio.

The Board also considered information furnished to it throughout the year at regular and special Board meetings. On a quarterly basis, the Board receives various reports and presentations from the Adviser, including portfolio performance reports, Fund compliance reports and sales and marketing reports. As a result, the Board was able to continually monitor issues or concerns that arose in these areas over the past year and referenced these materials during the annual contract renewal process. The Board used this information, in addition to the information received in connection with the annual renewal process, to become fully informed in its consideration of renewal of the Agreements.

In determining to renew the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by the Adviser; (ii) the investment performance of the Portfolios, including the performance of the Adviser as investment advisor to the Portfolios; (iii) the costs of the services to be provided, and profits to be realized, by the Adviser and its affiliates from the Adviser's relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Portfolios grow; and (v) the extent to which economies of scale may benefit the Portfolios' investors.

The Board's decision to renew the Agreements was based on a comprehensive consideration of all of the information provided to the Board throughout the year and in connection with the contract renewal process, and was not based on any single factor noted above. Each member of the Board may have weighed certain factors differently. A discussion of the factors that figured prominently in the Board's decision to renew the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The Board examined the nature, extent and quality of the services that the Adviser provides to the Fund. The Board received a description of the advisory and other services provided to the Fund by the Adviser. The Board evaluated the Adviser's experience in serving as manager of the Fund, noting that the Adviser serves a variety of other investment advisory clients and has experience overseeing and monitoring the Subadvisors. The Board considered the benefit to shareholders of investing in a fund complex that is part of a larger organization that provides investment advisory services to mutual funds, separate accounts, commingled funds and collective trusts. The Independent Directors also considered that the Adviser was responsible for the investment management and related administrative services provided to each Portfolio of the Fund, which included the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of each Portfolio. The Independent Directors noted that the Adviser reviews each Portfolios' overall compliance and provides compliance support as it relates to Rule 38a-1 compliance programs. The Board observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments. The Board also considered the level of assistance and diligence provided by each Subadvisor with respect to market support, compliance and other matters. The Independent Directors noted that the Adviser provides office space and performs clerical, recordkeeping and bookkeeping services to the Fund. The Independent Directors then discussed the Adviser's experience, resources and personnel to perform its obligations under the management agreement. The Board considered the experience of senior personnel at the Adviser providing management and administrative services to the Fund, as

                                                 www.mainstayfunds.com     M-399
well as the Adviser's reputation and financial condition. Based upon this and other information, the Board determined that the Adviser had the experience, resources and personnel to perform its obligations under the investment advisory agreements and provide appropriate, high-quality services to the Portfolios.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating the Portfolios' investment performance, the Board considered investment performance results in light of the Portfolios' investment objectives, strategies, and risks, as disclosed in the Portfolios' prospectus. The Board considered the quantitative and qualitative measures to monitor and evaluate investments results, which was overseen by the Adviser's Investment Committee. The Board noted that on a quarterly basis it received portfolio performance reports from the Adviser, which included a detailed description of the Portfolios' investment approach, information on the Portfolios' gross and net returns, the Portfolios' investment performance relative to relevant investment categories and benchmarks and the Portfolios' risk-adjusted investment performance. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolios as compared to comparable mutual funds managed by other investment advisors.

In considering the quality and consistency of the Portfolios' investment performance, the Board considered both long-and short-term performance. The Board noted that the Adviser's Investment Committee responded to performance issues and personnel changes with specific action plans. The Board considered that Portfolios that underperformed were evaluated for remediation strategies that may include: (i) adjusting the investment process; (ii) adding additional analytical/portfolio management resources; (iii) removing the portfolio manager/team; (iv) appointing a new portfolio manager/team or recommending a new subadvisor; and (v) discontinuing the product.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's investment performance over time has been satisfactory. The Fund discloses more information about its performance in the Investment and Performance Comparison section and Portfolio Management Discussion and Analysis section of this Annual Report, as well as in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY THE ADVISER AND ITS AFFILIATES

The Board considered the costs of the services to be provided and the profits to be realized by the Adviser (and its affiliates) and the Subadvisors from their relationships with the Fund. The Board also considered any other ancillary benefits that may accrue to the Adviser or Subadvisor due to its association with the Portfolios, including: (a) any "float" realized on Portfolio-related transactions; (b) any other source of income or benefit to the Adviser or Subadvisor attributable to its relationship with the Portfolios; (c) any potential for the Portfolios to increase other business of the Adviser or Subadvisor (e.g., the ability to market to shareholders other financial products offered by the Adviser); and (d) soft-dollar credits, which are credits obtained with the Portfolios' brokerage commissions that are used to purchase research products and services from brokers. The Board reviewed confidential information relating to the Adviser's and Subadvisors' profitability and financial condition. The Board also evaluated how profit margins could affect the Adviser's ability to recruit and retain qualified investment personnel. In addition, the Board received information with respect to the Adviser's and Subadvisors' allocation methodologies used in preparing the profitability data. The Board noted that payments to the Subadvisors for their services were made by the Adviser and not by the Portfolios. The Board discussed the profitability of the Adviser as compared to other investment advisers. The Board noted that benchmarking profitability was difficult for a number of reasons including the fact that the data is limited to publicly traded companies, and that the data reporting across companies was inconsistent and sometimes included revenues from services other than advisory services. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios it manages, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by the Adviser to the Board with respect to the Portfolios was reasonable in all material respects.

The Board then considered the profitability of each of the Fund's Portfolios on an individual basis. The Board noted that with the exception of the four new Asset Allocation Portfolios, all of the Portfolios were profitable in 2006. The Board recognized that current profitability was not fully reflective of longer term economics. The Board noted that until newer portfolios had an opportunity to attain scale, the Adviser was committed to providing value to its shareholders through the use of expense reimbursements.

Based upon these and other considerations, the Board determined that the profit margins realized by the Adviser for activities related to the Portfolios were within an acceptable range and were reasonable given the nature, extent and quality of the services provided to the Portfolios.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW AND EXTENT TO WHICH ECONOMIES OF SCALE MAY BENEFIT THE PORTFOLIOS' INVESTORS

The Board considered whether there would be a potential for the realization of economies of scale. The Independent Directors noted that a number of the Portfolios had net management fees that were significantly below their respective peer group median. The Independent Directors also noted that the Portfolios that have assets in excess of $500 million either had breakpoints in place or contractual

 M-400   MainStay VP Series Fund, Inc.

management fees that were at or below the median of their Strategic Insight expense peer group. The Independent Directors then evaluated whether implementing breakpoints in the fee schedules of certain Portfolios would be beneficial, without adversely impacting the Adviser's ability to be competitive. The Independent Directors reviewed the Adviser's response to their proposal that additional breakpoints be implemented on certain Portfolios. In one instance, where the Portfolios' contractual management fee was higher than the Strategic Insight expense peer group median, the Adviser agreed to introduce a breakpoint for assets over $500 million. In other instances, the Independent Directors concluded that additional breakpoints were not necessary given the expected size and structure of the Portfolios. With respect to certain Portfolios, contractual or voluntary advisory fee waivers were agreed to in light of the Portfolio's small asset size or level of operating expenses.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that any potential economies of scale were being shared between shareholders and the Adviser in an appropriate manner. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio continues to grow over time.

CONCLUSION

After a full and complete discussion, the Board approved the continuation of the Agreements for each of the Portfolios for a one-year period. Based upon their evaluation of all the factors discussed above in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the continuation of the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together.

                                                 www.mainstayfunds.com     M-401

DIRECTORS AND OFFICERS*

BRIAN A. MURDOCK
Chairman, Chief Executive Officer and Director

CHRISTOPHER O. BLUNT
President

JILL FEINBERG
Director

DANIEL HERRICK
Director

RICHARD H. NOLAN, JR.
Director

ROBERT D. ROCK
Director and Vice President

RAYMOND STICKEL, JR.
Director

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

ARPHIELA ARIZMENDI
Treasurer and Principal Financial and Accounting Officer

MICHAEL G. GALLO
Executive Vice President

SCOTT T. HARRINGTON
Vice President--Administration

ALAN J. KIRSHENBAUM
Senior Vice President

ALISON H. MICUCCI
Senior Vice President and Chief Compliance Officer

MARGUERITE E. H. MORRISON
Secretary

RICHARD W. ZUCCARO
Vice President--Tax

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of December 31, 2006.
** An affiliate of New York Life Investment Management LLC.

SUBADVISORS

MACKAY SHIELDS LLC**

INSTITUTIONAL CAPITAL LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

LORD, ABBETT & CO., LLC

WINSLOW CAPITAL MANAGEMENT, INC.

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

 M-402   MainStay VP Series Fund, Inc.

                      This page intentionally left blank.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment advisor to The MainStay Funds.

www.mainstayfunds.com

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectuses and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report

                           (RECYCLE LOGO)                           MSVPII-02/07

Item 2.   Code of Ethics.


          As of the end of the period covered by this report, the MainStay VP Series Fund, Inc. ("Registrant") has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. As required by Item 12(a)(1), a copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

          The Registrant's Board of Directors has determined that the Registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee Financial Expert is Roman Weil. Mr. Weil is "independent" within the meaning of that term as used in Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

          (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $886,650 for 2005 and $885,825 for 2006.


          (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2005 and $0 for 2006.


          (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $162,350 for 2005 and $117,500 for 2006.


          (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2005 and $0 for 2006.


          (e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

              (1)   Audit Committee Policies Regarding Pre-Approval of Services:

                    The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

            (2) Percentage of Services described in each of paragraphs (b) through (d) of this Item 4 that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                  None.

        (f) Less than fifty percent of PwC's engagement to audit the Registrant's financial statements for the fiscal year ended December 31, 2006 was attributable to work performed by persons other than PwC's full-time, permanent employees.

        (g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2006 and December 31, 2005 are disclosed in 4(b)-(d) above. The aggregate non-audit fees billed by PwC for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $189,776 for the fiscal year ended December 31, 2006, and (ii) $31,229 for the fiscal year ended December 31, 2005.

        (h) The Registrant's Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2006 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         The Schedule of Investments is included as part of Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable. The Registrant is not a closed-end management investment company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable. The Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable. The Registrant is not closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

            Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend Nominees to the Registrant's Board of Directors.

Item 11.  Controls and Procedures.

         (a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.
          --------

         (a)(1) The Code of Ethics referenced in Item 2 of this report is furnished as an exhibit to this filing.

         (a)(2) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

         (b) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.

By:      /s/ Christopher O. Blunt
         -----------------------------------------
         Christopher O. Blunt
         President and Principal Executive Officer



Date:      March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Christopher O. Blunt
         -----------------------------------------
         Christopher O. Blunt
         President and Principal Executive Officer


Date:      March 9, 2007


By:      /s/Arphiela Arizmendi
         --------------------------------------------------------
         Arphiela Arizmendi
         Treasurer and Principal Financial and Accounting Officer


Date:      March 9, 2007

                                  EXHIBIT INDEX


(a)(1) The Code of Ethics referenced in Item 2 of this report is furnished as an exhibit to this filing.

(a)(2) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) Certifications of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.